As filed with the Securities and Exchange Commission on [date]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10267

GPS Funds I

(Exact name of registrant as specified in charter)

1655 Grant Street, 10th Floor

Concord, CA 94520

(Address of principal executive offices) (Zip code)

Patrick R Young

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

(Name and address of agent for service)

800-664-5345

Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2018

Date of reporting period: April 1, 2017 through September 30, 2017

Item 1. Reports to Stockholders.

GuideMark® Funds

GuidePath® Funds

Investment Advisor

AssetMark, Inc.

SEMI-ANNUAL REPORT

September 30, 2017

GUIDEMARK® LARGE CAP CORE FUND

GUIDEMARK® EMERGING MARKETS FUND

GUIDEMARK® SMALL/MID CAP CORE FUND

GUIDEMARK® WORLD EX-US FUND

GUIDEMARK® CORE FIXED INCOME FUND

GUIDEMARK® TAX-EXEMPT FIXED INCOME FUND

GUIDEMARK® OPPORTUNISTIC FIXED INCOME FUND

GUIDEPATH® GROWTH ALLOCATION FUND

GUIDEPATH® CONSERVATIVE ALLOCATION FUND

GUIDEPATH® TACTICAL ALLOCATION FUND

GUIDEPATH® ABSOLUTE RETURN ALLOCATION FUND

GUIDEPATH® MULTI-ASSET INCOME ALLOCATION FUND

GUIDEPATH® FLEXIBLE INCOME ALLOCATION FUND

GUIDEPATH® MANAGED FUTURES STRATEGY FUND

[Date]

Dear Shareholder:

Enclosed is the Semi-Annual Report for the GuideMark® and GuidePath® Funds covering the period from April 1, 2017 to September 30, 2017.

Market Review

During the six-month period ended September 30, 2017, global equities have enjoyed strong positive momentum. Global equity markets advanced 10.0% during the period, as measured by the MSCI ACWI Index, while the Bloomberg Barclays Global Aggregate Bond Index returned 4.4%.1 Several stock market indices reached all-time highs, despite increased tensions with North Korea and devastating hurricanes. The global economy continued to improve, lifted by higher confidence, positive corporate earnings and firming but still supportive global monetary policy. Global economic growth has been broad-based, and the Organization for Economic Cooperation and Development projected positive 2017 GDP growth for each of the 45 countries it tracks.

The S&P 500® Index returned 7.7% for the six-month period. Small-cap stocks outperformed larger cap stocks over the period, driven by strong performance in September, when stocks were boosted by news of a plan for US tax reform. Under the plan, domestic-focused companies would be expected to benefit from lower corporate tax rates. Technology stocks rose 13.1%, as growth-oriented sectors like Technology experienced higher returns. The more defensive and higher-dividend sectors produced lower returns, including Utilities (5.2%), Real Estate (3.7%) and Telecom Services (-0.8%), as bond yields moved higher.2

The MSCI ACWI ex-US Index of international stocks returned 12.6% over the period and outperformed US stocks. Foreign currency appreciation was an important contributor to this performance, as international stocks returned 8.2% in local market terms, which was closer to the return of US stocks for the same period. European stocks benefited from positive sentiment among businesses and households, with record low unemployment in Germany. Asian markets rose as Japan’s economy grew at a 2.5% annualized rate in the second quarter. Emerging markets returned 14.9%, lifted by China (+27.0%), a rebound in commodity prices and an increase in global trade.

In fixed income, the Bloomberg Barclays US Aggregate Bond Index returned 2.3% for the six-month period. Bond yields declined during the period on subdued inflation, but rose in September with expectations that potential US tax reform could drive higher growth and inflation. Corporate bonds benefited from underlying strength in the economy, with particularly strong performance from high-yield bonds. Long-term issues outperformed bonds with shorter maturities as the yield curve flattened. International bonds were lifted by foreign currency gains versus the US dollar, while emerging market issues benefited from improved global growth prospects.

Fund Review

Looking across the GuideMark® equity funds, only the GuideMark® Large Cap Core Fund underperformed its benchmark, as all other Funds outperformed, or were in line with their respective benchmarks. Momentum was a large driver of returns in the large-cap space, and being equally weighted across value, quality and momentum factors detracted from the fund’s performance during the period. The other GuideMark® Funds benefited from exposure to all three factors.

The GuideMark® fixed income funds trailed their respective benchmarks. Shorter duration and an emphasis on long term relative valuations led to underperformance, especially during the first part of the period.

Most of the GuidePath® Funds outperformed their benchmarks as a result of broad diversification, including exposure to international markets and a bias toward credit within fixed income. The GuidePath® Multi-Asset Income Allocation Fund underperformed its benchmark due to lower exposures to high yield bonds, emerging market bonds and real estate investments trusts. The GuidePath® Tactical Allocation Fund underperformed its benchmark due to lower relative equity exposure. Its benchmark, the S&P 500® Daily Risk Control 10% Index, can employ leverage. Given the low volatility environment during 2017, the equity exposure of the index has generally been more than 130% while the GuidePath® Tactical Allocation Fund’s equity exposure has generally been below 100%.

Looking Ahead

Several developments dominated news headlines during the period, which could have been expected to prompt investors to re-evaluate their appetite for risk. Despite the impact of multiple hurricanes, escalating tensions with North Korea and government policy changes, market volatility remained near historically low levels. Despite a brief spike in volatility which corresponded to concerns about North Korea, the CBOE Volatility Index® (VIX®) ended the period at 9.51, the lowest monthly close since its 1990 inception. The seeming disconnect between news headlines and market moves highlighted the importance of investment discipline and broad-based portfolio diversification.

Among global regions, US stocks continued to rise as the S&P 500® Index recorded its eighth consecutive quarter of gains. International stocks performed even better for US investors, supported by foreign currency gains, economic progress in Europe and strong returns for emerging markets. Elevated valuations for US stocks relative to other regions suggest potential long-term benefits for broad-based strategies that include international allocations.

Central bank policy and currency moves will be key factors to watch in the coming months. While the Fed is expected to raise rates at its December meeting, weak inflation readings could delay the increase. The US dollar was down for the six-month period but rose in September. If prospects for US tax reform strengthen or US and North Korea relations flare, the US dollar might continue to strengthen based on expectations of improved domestic growth or as a result of a flight to safe haven assets.

[1]	Morningstar, as of September 30, 2017.

[2]	Sectors are represented by the sub-indices of the S&P 500 Index, as of September 30, 2017.

Based on technical, fundamental and macro-economic factors, we believe we are in a positive environment for risk-taking. At some point this will inevitably change, but at the moment the risk of recession appears remote. If Washington starts to make progress on tax reform, it would be considered stimulative for the economy. In that case, investors may anticipate accelerated earnings growth and inject fresh energy into the current rally.

Please contact your financial advisor to discuss any questions about your investment strategy or changes in your financial goals. We thank you for including the funds in your portfolio and appreciate the trust you have placed in us.

Sincerely,

Carrie E. Hansen

Trustee, Chairperson and President of the Funds

Important Information

All index returns are sourced from Morningstar. It is not possible to make an investment in any index.

Past performance is no guarantee of future results.

The AssetMark platform provides fee-based investment advisory programs. Investors are advised to refer to the appropriate Disclosure Brochure, which can be obtained from your financial advisor, for a full description of services provided, including all applicable fees.

The prospectus includes additional information about the mutual funds regarding investment objectives, risk factors, fees and charges as well as other important information that should be carefully read and considered before investing. You can obtain a prospectus by contacting your registered representative.

AssetMark, Inc. is an investment advisor registered with the Securities and Exchange Commission. Principal Underwriter GuideMark® and GuidePath® Funds: AssetMark Brokerage™, LLC, a member of the Financial Industry Regulatory Authority, is an affiliate of AssetMark, Inc. and shares its address. ©2017 AssetMark, Inc. All rights reserved.

Investment Terms

Gross domestic product (GDP) is the monetary value of all the finished goods and services produced by a country in a given year. GDP is a common method for measuring the size and activity of a country’s economy.

Valuation is the process of determining the value of an asset or company.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Index Definitions

Bloomberg Barclays US Aggregate Bond Index is a broad-based index that measures the investment-grade, US dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage- and asset-backed securities. All securities contained in the Barclays US Aggregate Bond Index have a minimum term to maturity of one year.

Bloomberg Barclays Global Aggregate Bond Index is a measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed rate bonds from both developed and emerging markets issuers.

Chicago Board Options Exchange (CBOE) Volatility Index® (CBOE Volatility Index® or VIX®) is widely referred to as the “investor fear gauge,” the VIX is commonly used as a measure of investor sentiment and market risk. The VIX is a forward-looking measure of near-term volatility and is constructed using the implied volatilities of a wide range of S&P 500 stock index options, calculated from both calls and puts.

MSCI All Country World (ACWI) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

MSCI ACWI ex-US Index is the Morningstar Capital International (MSCI) World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S.

S&P 500 Daily Risk Control 10% Index relies on existing S&P 500 methodology and overlays mathematical algorithms to control the index risk profiles at specific volatility targets.

S&P 500® Index focuses on the large-cap segment of the US equity market. It includes 500 leading companies in leading industries of the US economy, capturing approximately 75% coverage of US equities.

GuideMark® Large Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2007. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 1000® INDEX – The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. As of May 12, 2017, the market capitalization of the companies in the Russell 1000® Index ranged from $2.4 billion to $813.9 billion.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Large Cap Core Fund
Service Shares	14.60%	11.43%	5.91%	4.22%
Institutional Shares	15.19%	12.08%	N/A	9.82%
Russell 1000® Index	18.54%	14.27%	7.55%	6.92	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 1000® Index is from the inception date of the Service Shares. The Russell 1000® Index return from the inception date of the Institutional Shares is 12.26%.

GuideMark® Large Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2017, the Fund’s Service Shares returned 6.82%, underperforming the Russell 1000® Index at 7.68%.

•

The Fund maintains a consistent and diversified exposure across three factors – momentum, quality, and value. While exposure to the momentum factor benefited relative returns, the emphasis on high quality companies and stocks with low valuations was a headwind.

•

In a sharp reversal from 2016, companies with low valuations lagged amid tempered expectations for fiscal stimulus. The Fund’s exposure to these value stocks was the largest driver of the lower relative returns.

•

Security selection within the Consumer Discretionary and Industrials sectors detracted from returns and outweighed the positive contributions from security selection within the Technology and Real Estate sectors.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard S&P 500 ETF	3.29
2	Apple, Inc.	3.15
3	Microsoft Corp.	2.11
4	Facebook, Inc. – Class A	1.62
5	Amazon.com, Inc.	1.34
6	Johnson & Johnson	1.33
7	JPMorgan Chase & Co.	1.32
8	Alphabet, Inc. – Class C	1.18
9	Alphabet, Inc. – Class A	1.07
10	Berkshire Hathaway, Inc. – Class B	0.93

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P, and has been licensed for use by U.S. Bancorp Fund Services, LLC.

GuideMark® Emerging Markets Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2007. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI EMERGING MARKETS INDEX – The MSCI Emerging Markets Index measures the equity market performance of global emerging markets. As of July 31, 2017 the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Emerging Markets Fund
Service Shares	22.75%	13.91%	4.31%	5.27%
Institutional Shares(3)	21.01%	14.13%	N/A	11.25%
MSCI Emerging Markets Index	22.91%	4.36%	1.65%	10.68	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)

The return shown for the MSCI Emerging Markets Index is from the inception date of the Service Shares. The MSCI Emerging Markets Index return from the inception date of the Institutional Shares is 1.21%.

(3)

During the period August 3, 2017 through September 25, 2017, there were no Institutional Shares of the Fund outstanding. Performance information provided for the Institutional Shares during that period reflects the last calculated net asset value of the Institutional Shares on August 2, 2017, without any adjustments. Had there been Institutional Shares outstanding during the period August 3, 2017 through September 25, 2017, their annual returns would have been substantially similar to those of the Service Shares of the Fund because they would have been invested in the same portfolio securities, but would have differed to the extent that the classes have different expenses. Because the Service Shares have higher expenses than the Institutional Shares, the returns of the Service Shares would have been lower than the returns of the Institutional Shares during the same period.

GuideMark® Emerging Markets Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2017, the Fund’s Service Shares returned 14.94%, performing in line with the MSCI Emerging Markets Index at 14.94%.

•

The Fund maintains consistent and diversified exposure across three factors – momentum, quality, and value. Given the strong momentum in emerging markets, this factor added to returns but they were tempered by the value factor.

•

High momentum stocks drove returns in emerging markets as investors gravitated to companies and sectors showing strong growth trends. However, companies with lower valuations struggled to keep pace as cyclical companies with lower multiples tended to lag versus their higher growth peers.

•

Security selection within China was the biggest contributor to relative returns, with particularly large gains seen among Chinese Real Estate and Consumer companies. This was partly offset by weaker security selection in Brazil and Korea.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares MSCI India ETF	7.20
2	Tencent Holdings Ltd.	5.00
3	Samsung Electronics Co., Ltd.	4.57
4	Alibaba Group Holding Ltd. – ADR	3.73
5	Taiwan Semiconductor Manufacturing Co., Ltd.	3.25
6	iShares Core MSCI Emerging Markets ETF	2.29
7	China Construction Bank Corp. – Series H	1.39
8	Naspers Ltd. – N Shares	1.34
9	Hon Hai Precision Industry Co., Ltd.	1.14
10	Baidu, Inc. – ADR	1.00

GuideMark® Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2007. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 2500TM INDEX – The Russell 2500TM Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. As of May 12, 2017, the market capitalization of the companies in the Russell 2500TM Index ranged from $144 million to $10.6 billion.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Small/Mid Cap Core Fund
Service Shares	17.43%	12.84%	6.82%	7.41%
Russell 2500TM Index	17.79%	13.86%	8.19%	8.96%

(1)	Inception date is 6/29/01.

GuideMark® Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2017, the Fund’s Service Shares returned 7.33%, outperforming the Russell 2500™ Index at 6.98%.

•

The Fund maintains consistent and diversified exposure across three factors – momentum, quality, and value. Exposure to the momentum and quality factors benefited relative returns, but the value factor was a headwind.

•

U.S. equity markets were led by high momentum stocks as investors gravitated to companies and sectors showing strong growth trends. The Fund’s exposure to stocks with high momentum and high quality characteristics was the largest driver of higher relative returns.

•

Underweight exposure to the Energy and Real Estate sectors added to returns along with security selection within the Technology sector. Returns were offset by weak security selection within Consumer Discretionary and Materials sectors.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard Extended Market ETF	3.33
2	United Therapeutics Corp.	0.27
3	ANSYS, Inc.	0.26
4	Chimera Investment Corp.	0.26
5	ABIOMED, Inc.	0.25
6	Cadence Design System, Inc.	0.25
7	A. O. Smith Corp.	0.24
8	Adtalem Global Education, Inc.	0.23
9	Everest Re Group, Ltd.	0.23
10	CDW Corp.	0.23

GuideMark® World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2007. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI WORLD EX-US INDEX – The MSCI World ex-US Index measures the equity market performance of developed markets excluding the United States. As of July 31, 2017 the MSCI World ex-US Index consisted of 45 country indices comprising 22 developed market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® World ex-US Fund
Service Shares	18.13%	6.06%	-2.07%	2.92%
Institutional Shares(3)	19.82%	6.87%	N/A	3.04%
MSCI World ex-US Index	19.31%	8.32%	1.79%	6.10	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the MSCI World ex-US Index is from the inception date of the Service Shares. The MSCI World ex-US Index return from the inception date of the Institutional Shares is 4.47%.

(3)

During the period August 3, 2017 through September 5, 2017, there were no Institutional Shares of the Fund outstanding. Performance information provided for the Institutional Shares during that period reflects the last calculated net asset value of the Institutional Shares on August 2, 2017, without any adjustments. Had there been Institutional Shares outstanding during the period August 3, 2017 through September 5, 2017, their annual returns would have been substantially similar to those of the Service Shares of the Fund because they would have been invested in the same portfolio securities, but would have differed to the extent that the classes have different expenses. Because the Service Shares have higher expenses than the Institutional Shares, the returns of the Service Shares would have been lower than the returns of the Institutional Shares during the same period.

GuideMark® World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2017, the Fund’s Service Shares returned 12.31%, outperforming the MSCI World Ex-U.S. Index at 11.90%.

•	The Fund maintains consistent and diversified exposure across three factors – momentum, quality, and value. All three factors were additive to returns during the period.

•

International equity markets saw broad-based gains, with strong returns across a range of factors and stock characteristics. The Fund’s exposure to companies with low valuations was the largest driver of relative returns.

•	Security selection within the Consumer Discretionary and Industrials sectors and in particular transportation-related companies in Europe, was the biggest contributors to relative returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares MSCI EAFE ETF	4.13
2	Nestle SA	1.13
3	Roche Holding AG	0.81
4	Royal Bank of Canada	0.67
5	Novartis AG	0.66
6	Allianz SE	0.63
7	HSBC Holdings Plc	0.60
8	BNP Paribas SA	0.59
9	Bayer AG	0.58
10	Atos SE	0.56

GuideMark® Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2007. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX – The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Core Fixed Income Fund
Service Shares	-0.51%	1.19%	3.34%	3.90%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.06%	4.27%	4.71%

(1)	Inception date is 6/29/01.

GuideMark® Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2017, the Fund’s Service Shares returned 1.99%, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index at 2.31%.

•	The Fund’s higher quality focus and lower exposure to risk was the main driver of the weak relative returns.

•	Slightly shorter duration positioning relative to the index was the biggest drag on returns as yields rose over the period. Security selection within structured securities was also a headwind.

•	An overweight exposure to corporate credit added positively to returns as corporate spreads continued to tighten over the period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	U.S. Treasury Note, 2.375%, 08/15/2024	3.43
2	U.S. Treasury Note, 2.000%, 02/15/2022	2.83
3	U.S. Treasury Note, 2.000%, 11/15/2021	1.97
4	U.S. Treasury Bond, 3.125%, 11/15/2041	1.95
5	U.S. Treasury Note, 2.000%, 02/15/2025	1.90
6	Federal Home Loan Mortgage Corp., Pool #TBA, 3.500%, 10/15/2042	1.70
7	U.S. Treasury Bond, 2.500%, 05/15/2046	1.65
8	Federal National Mortgage Association, Pool #TBA, 3.500%, 10/01/2040	1.55
9	U.S. Treasury Note, 2.000%, 08/15/2025	1.18
10	Government National Mortgage Association, Pool #TBA, 3.500%, 10/15/2042	1.09

GuideMark® Tax-Exempt Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2007. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS MUNICIPAL BOND INDEX – The Bloomberg Barclays Municipal Bond Index is a market-value-weighted index for the long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Tax-Exempt Fixed Income Fund
Service Shares	0.27%	2.15%	3.61%	3.50%
Bloomberg Barclays Municipal Bond Index	0.87%	3.01%	4.52%	4.74%

(1)	Inception date is 6/29/01.

GuideMark® Tax-Exempt Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2017, the Fund’s Service Shares returned 2.79%, underperforming the Bloomberg Barclays Municipal Bond Index at 3.04%.

•	The Fund’s modest exposure to ‘BBB’ and non-rated securities proved additive to returns, however the Fund’s bias toward higher quality securities was a larger relative lag to returns.

•

Underweight exposure to ‘A’ rated bonds relative to ‘AAA’ rated bonds along with reduced exposure to the longest end of the yield curve detracted from returns as yields rose over the period and lower quality securities rallied.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	New York Environmental Facilities Corporation, Series B, Revenue Bond, 5.500%, 10/15/2027	2.22
2	Utah Associated Municipal Power Systems San Juan Project, Refunding, Revenue Bond, 5.500%, 06/01/2022	1.95
3	Wisconsin, Series 2, Unrefunded, GO, 5.000%, 05/01/2025	1.94
4	Omaha Public Power District, Series B, Prerefunded, Revenue Bond, 5.000%, 02/01/2027	1.93
5	Fishers Industry Redevelopment District, Prerefunded, Revenue Bond, 5.250%, 07/15/2034	1.88
6	California, GO, 6.500%, 04/01/2033	1.86
7	University of Arkansas, Series A, Revenue Bond, 4.125%, 11/01/2030	1.84
8	Virginia College Building Authority Educational Facilities, Revenue Bond, 5.750%, 01/01/2034	1.84
9	Los Angeles Department of Airports, Series A, Refunding, Revenue Bond, 5.250%, 05/15/2029	1.84
10	Buckeye Tobacco Settlement Financial Authority, Series A, Revenue Bond, 5.875%, 06/01/2047	1.81

GuideMark® Opportunistic Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS MULTIVERSE INDEX – The Bloomberg Barclays Multiverse Index provides a broad-based measure of the global fixed-income bond market, and captures investment grade and high yield securities in all eligible currencies.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Since Inception(1)
GuideMark® Opportunistic Fixed Income Fund
Service Shares	10.38%	1.88%	2.22%
Institutional Shares	10.89%	2.35%	2.63%
Bloomberg Barclays Multiverse Index	-0.56%	0.76%	2.06	%(2)

(1)	Inception date is 4/1/11 for Service Shares and 4/29/11 for Institutional Shares.

(2)

The return shown for the Bloomberg Barclays Multiverse Index is from the inception date of the Service Shares. The Bloomberg Barclays Multiverse Index return from the inception date of the Institutional Shares is 1.54%.

GuideMark® Opportunistic Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2017, the Fund’s Service Shares returned 1.55%, underperforming the Bloomberg Barclays Multiverse Index at 4.57%.

•	Defensive duration positioning being short the benchmark was a large driver of the lower relative return as yields rose during the period.

•	Short Euro positioning was a noticeable detractor and outweighed the benefit from currency positioning within some of the Emerging Market countries.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Indonesia Treasury Bond, 8.375%, 09/15/2026	4.04
2	Mexican Bonos, 5.000%, 12/11/2019	3.80
3	Brazil Letras do Tesouro Nacional, 0.000%, (yielding 7.221%), 07/01/2021	3.00
4	Mexican Bonos, 4.750%, 06/14/2018	2.97
5	India Government Bond, 8.130%, 09/21/2022	2.77
6	Federal National Mortgage Association, Pool #2014-95, 3.000%, 04/25/2041	2.44
7	India Government Bond, 8.830%, 11/25/2023	2.36
8	Federal Home Loan Mortgage Corp., Pool #4413, 3.500%, 11/15/2044	2.35
9	Federal Home Loan Mortgage Corp., Pool #4062, 3.500%, 06/15/2042	1.98
10	Argentine Bonos del Tesoro, 15.500%, 10/17/2026	1.90

GuidePath® Growth Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P® TARGET RISK AGGRESSIVE INDEX – The S&P® Target Risk Aggressive Index is designed to measure the performance of an investment benchmark strategy which seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation, while also allocating a portion of exposure to fixed income to enhance portfolio efficiency.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Since Inception(1)
GuidePath® Growth Allocation Fund
Service Shares	16.34%	8.29%	5.69%
Institutional Shares	17.06%	8.94%	8.49%
S&P® Target Risk Aggressive Index	15.64%	10.55%	8.53	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the S&P® Target Risk Aggressive Index is annualized from the inception date of the Service Shares. The S&P® Target Risk Aggressive Index average annual return from the inception date of the Institutional Shares is 10.09%.

GuidePath® Growth Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2017, the Fund’s Service Shares returned 9.66%, outperforming the S&P® Target Risk Aggressive Index at 8.64%.

•

Returns benefited from exposure to international and emerging market equities on increased global growth and foreign currency appreciation. Small country specific exposures to China and Switzerland boosted gains.

•	Exposure to REITs dampened returns as bond yields moved higher. Small and mid-cap equity exposure tempered returns by trailing the broader equity markets.

•	Positioning in longer term credit and Treasury securities benefited returns from rising yields. Emerging market bonds helped returns on improved global growth prospects.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard FTSE Developed Markets ETF	23.95
2	Vanguard S&P 500 ETF	23.82
3	Schwab U.S. Large-Cap ETF	11.61
4	iShares Core S&P Small-Cap ETF	11.43
5	iShares Core MSCI Emerging Markets ETF	8.22
6	SPDR S&P China ETF	4.07
7	Vanguard REIT ETF	3.38
8	iShares MSCI Canada ETF	2.85
9	iShares Core MSCI EAFE ETF	2.69
10	SPDR S&P 600 Small Cap Growth ETF	2.53

GuidePath® Conservative Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P® TARGET RISK CONSERVATIVE INDEX – The S&P® Target Risk Conservative Index seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Since Inception(1)
GuidePath® Conservative Allocation Fund
Service Shares	6.04%	5.17%	3.94%
Institutional Shares	6.62%	5.83%	5.53%
S&P® Target Risk Conservative Index	6.13%	4.94%	4.87	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the S&P® Target Risk Conservative Index is annualized from the inception date of the Service Shares. The S&P® Target Risk Conservative Index average annual return from the inception date of the Institutional Shares is 4.80%.

GuidePath® Conservative Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2017, the Fund’s Service Shares returned 5.42%, outperforming the S&P® Target Risk Conservative Index at 5.05%.

•

Returns benefited from exposure to international and emerging market equities on increased global growth and foreign currency appreciation. Small country specific exposures to China and Switzerland boosted gains.

•	Positioning in longer term credit and Treasury securities benefited returns from rising yields. Emerging market bonds helped returns on improved global growth prospects.

•	Exposure to mortgage-backed securities dampened returns, as did exposure to short-to-intermediate term Treasury securities as the yield curve flattened.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard Mortgage-Backed Securities ETF	11.19
2	iShares 7-10 Year Treasury Bond ETF	11.12
3	Vanguard S&P 500 ETF	10.96
4	Vanguard FTSE Developed Markets ETF	10.37
5	iShares 20+ Year Treasury Bond ETF	8.88
6	SPDR Bloomberg Barclays High Yield Bond ETF	6.39
7	iShares Core S&P Small-Cap ETF	5.31
8	iShares Edge MSCI Min Vol USA ETF	4.72
9	iShares 1-3 Year Treasury Bond ETF	4.72
10	SPDR Bloomberg Barclays TIPS ETF	3.42

GuidePath® Tactical Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P 500® DAILY RISK CONTROL 10% INDEX – The S&P 500® Daily Risk Control 10% Index represents a portfolio of the S&P 500® Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 10% level of volatility. Volatility is calculated as a function of historical returns.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Since Inception(1)
GuidePath® Tactical Allocation Fund
Service Shares	13.73%	5.03%	3.41%
Institutional Shares	14.38%	5.64%	5.39%
S&P 500® Daily Risk Control 10% Index	22.08%	9.97%	7.50	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the S&P 500® Daily Risk Control 10% Index is annualized from the inception date of the Service Shares. The S&P 500® Daily Risk Control 10% Index average annual return from the inception date of the Institutional Shares is 9.65%.

GuidePath® Tactical Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2017, the Fund’s Service Shares returned 6.67%, underperforming the S&P 500® Daily Risk Control 10% Index at 9.11%.

•

Underweight exposure to equities throughout most of the period detracted from returns. While the index is levered up to manage to a constant level of volatility which boosted returns, the Fund was run unlevered throughout the period.

•

Small and mid-cap equity exposure dampened returns by trailing the broader equity markets. Value-oriented equity positioning across all market capitalizations hurt returns as the market favored growth companies on continued positive global economic trends.

•

Sector, style and regional specific positioning lifted returns. Exposure to Technology and large cap growth helped due to strength in more growth-oriented sectors. Exposure to emerging market equity, particularly China, aided to returns based on a pick-up in commodity prices and global trade.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard S&P 500 ETF	23.97
2	Schwab U.S. Large-Cap ETF	19.53
3	Vanguard Short-Term Corporate Bond ETF	9.59
4	ProShares Ultra S&P 500 ETF	8.94
5	iShares Core S&P 500 ETF	7.89
6	Vanguard Value ETF	6.75
7	Vanguard Growth ETF	5.25
8	Technology Select Sector SPDR Fund	4.47
9	Vanguard Mid-Cap Growth ETF	3.72
10	iShares U.S. Credit Bond ETF	3.20

GuidePath® Absolute Return Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

CITIGROUP 3-MONTH TREASURY BILL INDEX – The Citigroup 3-Month Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Since Inception(1)
GuidePath® Absolute Return Allocation Fund
Service Shares	5.19%	2.90%	2.68%
Institutional Shares	5.76%	3.54%	3.55%
Citigroup 3-Month Treasury Bill Index	0.64%	0.19%	0.16	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the Citigroup 3-Month Treasury Bill Index is annualized from the inception date of the Service Shares. The Citigroup 3-Month Treasury Bill Index average annual return from the inception date of the Institutional Shares is 0.19%.

GuidePath® Absolute Return Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2017, the Fund’s Service Shares returned 2.45%, outperforming the Citigroup 3-Month Treasury Bill Index at 0.44%.

•

Exposure to extended credit was a large driver of the relative returns. High yield bond exposure benefited from credit spreads tightening while Emerging Market bond exposure were lifted from improved global growth prospects.

•	Small exposures to broad market equities and alternative strategies added incremental gains.

•	Modest positioning in value oriented equities across all market capitalizations was a drag on returns as the market favored growth companies on continued positive global economic trends.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Doubleline Total Return Bond Fund – Institutional Shares	12.70
2	Vanguard Mortgage-Backed Securities ETF	12.46
3	iShares 3-7 Year Treasury Bond ETF	10.06
4	T. Rowe Price Institutional Floating Rate Fund	8.73
5	iShares Floating Rate Bond ETF	7.84
6	Vanguard High-Yield Corporate Fund – Admiral Shares	7.70
7	iShares J.P. Morgan USD Emerging Markets Bond ETF	6.02
8	SPDR Bloomberg Barclays High Yield Bond ETF	5.15
9	Doubleline Low Duration Bond Fund – Institutional Shares	4.98
10	Vanguard Total Bond Market ETF	4.05

GuidePath® Multi-Asset Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MORNINGSTAR MULTI-ASSET HIGH INCOME INDEX – The Morningstar Multi-Asset High Income Index is a broadly diversified index that seeks to deliver high current income while maintaining long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Years	Since Inception(1)
GuidePath® Multi-Asset Income Allocation Fund
Service Shares	6.86%	4.91%	5.11%
Morningstar Multi-Asset High Income Index	7.38%	4.89%	4.97%

(1)	Inception date is 8/31/12.

GuidePath® Multi-Asset Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2017, the Fund’s Service Shares returned 4.32%, underperforming the Morningstar Multi-Asset High Income Index at 5.43%.

•

While exposure to high yield bonds and emerging markets benefited with credit spreads tightening and improved global growth prospects, the lower relative exposure compared to the index was a larger detractor from returns.

•	Positioning in opportunistic fixed income detracted from returns due to defensive rate positioning and currency positioning. Exposure to short term credit also dragged on returns.

•

Exposure to Real Estate Investment Trusts dampened returns as bond yields moved higher. Country specific exposure to Australian equity detracted from returns hurt by the decline in commodity prices during the first three months of the period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	WisdomTree U.S. High Dividend Fund	12.29
2	T. Rowe Price Institutional Floating Rate Fund	11.59
3	BlackRock Global Dividend Portfolio – Institutional Shares	10.36
4	Vanguard High-Yield Corporate Fund – Admiral Shares	8.00
5	Vanguard Total Bond Market ETF	7.79
6	iShares U.S. Preferred Stock ETF	7.76
7	iShares International Select Dividend ETF	7.73
8	Loomis Sayles Global Equity and Income Fund – Institutional Shares	5.65
9	SPDR Bloomberg Barclays Short Term Corporate Bond ETF	3.47
10	BlackRock Strategic Income Opportunities Portfolio – Institutional Shares	3.27

GuidePath® Flexible Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX – The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Years	Since Inception(1)
GuidePath® Flexible Income Allocation Fund
Service Shares	2.77%	1.47%	1.52%
Institutional Shares	3.40%	2.20%	2.26%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.06%	2.06	%(2)

(1)	Inception date is 8/31/12 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the Bloomberg Barclays U.S. Aggregate Bond Index is from the inception date of the Service Shares. The Bloomberg Barclays U.S. Aggregate Bond Index return from the inception date of the Institutional Shares is 2.15%.

GuidePath® Flexible Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2017, the Fund’s Service Shares returned 3.43%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index at 2.31%.

•	Returns benefited from exposure to international and emerging market equities based on increased global growth and foreign currency appreciation.

•

Exposure to extended credit was a large driver of the relative returns. High yield bond exposure benefited from credit spreads tightening while Emerging Market bond exposure were lifted from improved global growth prospects.

•

Exposure to mortgage-backed securities dampened returns along with low duration bond exposure as the yield curve flattened. Exposure to Real Estate Investment Trusts hurt returns as bond yields moved higher.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard High-Yield Corporate Fund – Admiral Shares	17.51
2	SPDR Bloomberg Barclays High Yield Bond ETF	17.09
3	Navigator Tactical Fixed Income Fund – Institutional Shares	9.99
4	Vanguard Global ex-U.S. Real Estate ETF	9.97
5	Vanguard REIT ETF	9.79
6	iShares U.S. Preferred Stock ETF	7.94
7	Vanguard FTSE Developed Markets ETF	7.59
8	iShares Core MSCI Emerging Markets ETF	7.40
9	VanEck Vectors Emerging Markets High Yield Bond ETF	6.01
10	BackRock High Yield Portfolio – Institutional Shares	2.51

GuidePath® Managed Futures Strategy Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on January 19, 2016 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

CITIGROUP 3-MONTH TREASURY BILL INDEX – The Citigroup 3-Month Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

SG TREND INDEX – The SG Trend Index is designed to track the 10 largest (by AUM) trend following commodity trading advisors and be representative of the trend followers in the managed futures space. Managers must meet the following criteria: must be open to new investment, must report returns on a daily basis, must be an industry recognized trend follower as determined at the discretion of the SG Index Committee, and must exhibit significant correlation to trend following peers and the SG Trend Indicator.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Since Inception(1)
GuidePath® Managed Futures Strategy Fund
Service Shares	-5.13%	-7.93%
Institutional Shares	-4.58%	-7.38%
Citigroup 3-Month Treasury Bill Index	0.64%	0.48%
SG Trend Index	-9.33%	-9.46%

(1)	Inception date is 1/19/16 for Service Shares and Institutional Shares.

GuidePath® Managed Futures Strategy Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2017, the Fund’s Service Shares returned -1.09%, underperforming the Citigroup 3-Month Treasury Bill Index at 0.44% and outperforming the SG Trend Index at -4.29%.

•	Net long exposure to global equities was the largest contributor to relative returns while losses were seen within the fixed income and commodity exposures.

•	Long positions to U.S., Asian, and European equities were positive tailwinds as volatility remained extremely low across these markets.

•	Fixed income losses were driven by long positions to European bonds, while long energy sector exposure was the largest headwind within commodities.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
The GuidePath® Managed Futures Strategy Fund did not hold any long term investments as of September 30, 2017.

GuideMark® Funds & GuidePath® Funds

EXPENSE EXAMPLE (Unaudited)

September 30, 2017

As a shareholder of the GuideMark® & GuidePath® Funds (the “Funds”), you incur ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. The Expense Example shown in this section is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Examples are based on an investment of $1,000 invested at the beginning of a six-month period and held for the entire period, which for all Funds is from April 1, 2017 to September 30, 2017.

Actual Expenses

The first line of the Expense Example table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting fees, custody fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under U.S. generally accepted accounting principles. To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expenses ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

GuideMark® Funds & GuidePath® Funds

EXPENSE EXAMPLE (Continued) (Unaudited)

September 30, 2017

Fund		Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio[1] based on the period April 1, 2017 – September 30, 2017	Expenses Paid During Period[2] April 1, 2017 – September 30, 2017
INSTITUTIONAL SHARES
GuideMark® Large Cap Core Fund	Actual	$1,000.00	$1,070.40	0.66%	$3.43
	Hypothetical[3]	$1,000.00	$1,021.76	0.66%	$3.35
GuideMark® Emerging Markets Fund	Actual	$1,000.00	$1,129.30	1.01%	$5.39
	Hypothetical[3]	$1,000.00	$1,020.00	1.01%	$5.11
GuideMark® World ex-US Fund	Actual	$1,000.00	$1,136.40	0.81%	$4.34
	Hypothetical[3]	$1,000.00	$1,021.01	0.81%	$4.10
GuideMark® Opportunistic Fixed Income Fund	Actual	$1,000.00	$1,017.80	0.95%	$4.81
	Hypothetical[3]	$1,000.00	$1,020.31	0.95%	$4.81
GuidePath® Growth Allocation Fund	Actual	$1,000.00	$1,099.90	0.41%	$2.16
	Hypothetical[3]	$1,000.00	$1,023.01	0.41%	$2.08
GuidePath® Conservative Allocation Fund	Actual	$1,000.00	$1,057.80	0.46%	$2.37
	Hypothetical[3]	$1,000.00	$1,022.76	0.46%	$2.33
GuidePath® Tactical Allocation Fund	Actual	$1,000.00	$1,070.20	0.52%	$2.70
	Hypothetical[3]	$1,000.00	$1,022.46	0.52%	$2.64
GuidePath® Absolute Return Allocation Fund	Actual	$1,000.00	$1,027.40	0.57%	$2.90
	Hypothetical[3]	$1,000.00	$1,022.21	0.57%	$2.89
GuidePath® Flexible Income Allocation Fund	Actual	$1,000.00	$1,037.40	0.49%	$2.50
	Hypothetical[3]	$1,000.00	$1,022.61	0.49%	$2.48
GuidePath® Managed Futures Strategy Fund	Actual	$1,000.00	$991.30	1.36%	$6.79
	Hypothetical[3]	$1,000.00	$1,018.25	1.36%	$6.88

[1]	The expense ratio excludes the securities lending credit.

[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

[3]	5% annualized return before expenses.

GuideMark® Funds & GuidePath® Funds

EXPENSE EXAMPLE (Continued) (Unaudited)

September 30, 2017

Fund		Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio[1] based on the period April 1, 2017 – September 30, 2017	Expenses Paid During Period[2] April 1, 2017 – September 30, 2017
SERVICE SHARES
GuideMark® Large Cap Core Fund	Actual	$1,000.00	$1,068.20	1.20%	$6.22
	Hypothetical[3]	$1,000.00	$1,019.05	1.20%	$6.07
GuideMark® Emerging Markets Fund	Actual	$1,000.00	$1,149.40	1.64%	$8.84
	Hypothetical[3]	$1,000.00	$1,016.85	1.64%	$8.29
GuideMark® Small/Mid Cap Core Fund	Actual	$1,000.00	$1,073.30	1.62%	$8.42
	Hypothetical[3]	$1,000.00	$1,016.95	1.62%	$8.19
GuideMark® World ex-US Fund	Actual	$1,000.00	$1,123.10	1.40%	$7.45
	Hypothetical[3]	$1,000.00	$1,018.05	1.40%	$7.08
GuideMark® Core Fixed Income Fund	Actual	$1,000.00	$1,019.90	1.31%	$6.63
	Hypothetical[3]	$1,000.00	$1,018.50	1.31%	$6.63
GuideMark® Tax-Exempt Fixed Income Fund	Actual	$1,000.00	$1,027.90	1.29%	$6.56
	Hypothetical[3]	$1,000.00	$1,018.60	1.29%	$6.53
GuideMark® Opportunistic Fixed Income Fund	Actual	$1,000.00	$1,015.50	1.55%	$7.83
	Hypothetical[3]	$1,000.00	$1,017.30	1.55%	$7.84
GuidePath® Growth Allocation Fund	Actual	$1,000.00	$1,096.60	1.01%	$5.31
	Hypothetical[3]	$1,000.00	$1,020.00	1.01%	$5.11
GuidePath® Conservative Allocation Fund	Actual	$1,000.00	$1,054.20	1.05%	$5.41
	Hypothetical[3]	$1,000.00	$1,019.80	1.05%	$5.32
GuidePath® Tactical Allocation Fund	Actual	$1,000.00	$1,066.70	1.12%	$5.80
	Hypothetical[3]	$1,000.00	$1,019.45	1.12%	$5.67
GuidePath® Absolute Return Allocation Fund	Actual	$1,000.00	$1,024.50	1.15%	$5.84
	Hypothetical[3]	$1,000.00	$1,019.30	1.15%	$5.82
GuidePath® Multi-Asset Income Allocation Fund	Actual	$1,000.00	$1,043.20	1.15%	$5.89
	Hypothetical[3]	$1,000.00	$1,019.30	1.15%	$5.82
GuidePath® Flexible Income Allocation Fund	Actual	$1,000.00	$1,034.30	1.10%	$5.61
	Hypothetical[3]	$1,000.00	$1,019.55	1.10%	$5.57
GuidePath® Managed Futures Strategy Fund	Actual	$1,000.00	$989.10	1.95%	$9.72
	Hypothetical[3]	$1,000.00	$1,015.29	1.95%	$9.85

[1]	The expense ratio excludes the securities lending credit.

[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

[3]	5% annualized return before expenses.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS - 93.94%
	Aerospace & Defense - 1.76%
5,404	Boeing Co.	$1,373,751
1,602	BWX Technologies, Inc.	89,744
2,190	General Dynamics Corp.	450,220
2,546	HEICO Corp. (a)	228,656
3,938	HEICO Corp. - Class A	300,076
917	Huntington Ingalls Industries, Inc.	207,645
1,399	L3 Technologies, Inc.	263,614
453	Lockheed Martin Corp.	140,561
1,084	Northrop Grumman Corp.	311,888
2,238	Orbital ATK, Inc.	298,012
1,122	Raytheon Co.	209,343
1,467	Rockwell Collins, Inc.	191,752
3,279	Spirit AeroSystems Holdings, Inc. - Class A	254,844
9,459	Textron, Inc.	509,651
3,474	United Technologies Corp.	403,262

		5,233,019

	Air Freight & Logistics - 0.37%
4,831	C.H. Robinson Worldwide, Inc. (a)	367,639
1,367	Expeditors International of Washington, Inc. (a)	81,829
1,796	FedEx Corp.	405,142
3,449	XPO Logistics, Inc. (a)(b)	233,773

		1,088,383

	Airlines - 0.72%
1,806	Alaska Air Group, Inc.	137,744
1,963	American Airlines Group, Inc. (a)	93,223
4,060	Copa Holdings SA - Class A	505,592
5,398	Delta Air Lines, Inc.	260,291
15,076	JetBlue Airways Corp. (a)(b)	279,358
11,109	Southwest Airlines Co.	621,882
4,054	United Continental Holdings, Inc. (b)	246,807

		2,144,897

	Auto Components - 0.14%
1,923	Goodyear Tire & Rubber Co.	63,940
1,521	Lear Corp.	263,255
838	Visteon Corp. (b)	103,719

		430,914

	Automobiles - 0.38%
54,522	Ford Motor Co.	652,628
1,082	Tesla, Inc. (a)(b)	369,070
895	Thor Industries, Inc.	112,690

		1,134,388

	Banks - 5.47%
108,985	Bank of America Corp.	2,761,680
2,588	BB&T Corp. (a)	121,481
2,808	CIT Group, Inc. (a)	137,732
28,762	Citigroup, Inc.	2,092,148
13,358	Citizens Financial Group, Inc.	505,868
4,745	Comerica, Inc.	361,854
5,289	East West Bancorp, Inc. (a)	316,176
10,731	Fifth Third Bancorp (a)	300,253
731	First Republic Bank	76,360
8,808	Huntington Bancshares, Inc. (a)	122,960
41,106	JPMorgan Chase & Co.	3,926,034
15,664	KeyCorp	294,797
1,932	M&T Bank Corp.	311,129
4,379	PNC Financial Services Group, Inc. (a)	590,158

Number of Shares		Value
	Banks (Continued)
23,599	Regions Financial Corp.	$359,413
5,159	SunTrust Banks, Inc.	308,353
1,359	SVB Financial Group (b)	254,255
2,563	Synovus Financial Corp.	118,052
19,594	TCF Financial Corp.	333,882
11,368	U.S. Bancorp (a)	609,211
38,183	Wells Fargo & Co.	2,105,792
1,271	Western Alliance Bancorp (b)	67,465
4,221	Zions Bancorporation (a)	199,147

		16,274,200

	Beverages - 1.25%
3,769	Brown-Forman Corp. - Class A	209,896
4,155	Brown-Forman Corp. - Class B	225,616
461	Constellation Brands, Inc. - Class A (a)(b)	91,946
1,730	Dr. Pepper Snapple Group, Inc.	153,053
5,347	Monster Beverage Corp. (a)(b)	295,422
15,064	PepsiCo, Inc.	1,678,582
23,940	The Coca-Cola Co.	1,077,539

		3,732,054

	Biotechnology - 1.90%
1,868	Alkermes Plc (a)(b)	94,969
985	Alnylam Pharmaceuticals, Inc. (b)	115,728
5,208	Amgen, Inc.	971,032
2,375	Biogen, Inc. (b)	743,660
7,074	Bioverativ, Inc. (b)	403,713
4,135	Celgene Corp. (b)	602,966
8,827	Exelixis, Inc. (b)	213,878
14,693	Gilead Sciences, Inc.	1,190,427
1,618	Incyte Corp. (b)	188,885
5,949	Seattle Genetics, Inc. (b)	323,685
3,675	United Therapeutics Corp. (b)	430,673
2,350	Vertex Pharmaceuticals, Inc. (b)	357,294

		5,636,910

	Building Products - 0.57%
2,831	A. O. Smith Corp.	168,246
3,080	Allegion Plc	266,328
1,084	Fortune Brands Home & Security, Inc.	72,877
1,934	Lennox International, Inc.	346,128
7,090	Masco Corp.	276,581
4,890	Owens Corning, Inc. (b)	378,241
5,498	USG Corp. (b)	179,510

		1,687,911

	Capital Markets - 2.28%
1,232	Ameriprise Financial, Inc.	182,964
14,248	BGC Partners, Inc. - Class A	206,169
3,380	CBOE Holdings, Inc. (a)	363,789
465	CME Group, Inc.	63,091
4,453	E*TRADE Financial Corp. (b)	194,195
5,215	Eaton Vance Corp.	257,465
2,487	FactSet Research Systems, Inc. (a)	447,934
5,265	Federated Investors, Inc. - Class B (a)	156,371
902	Intercontinental Exchange, Inc.	61,967
3,866	Lazard Ltd. - Class A - ADR	174,821
2,172	Legg Mason, Inc. (a)	85,381
6,362	LPL Financial Holdings, Inc.	328,088
1,135	MarketAxess Holdings, Inc.	209,419
439	Moody’s Corp.	61,113
17,072	Morgan Stanley	822,358

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Capital Markets (Continued)
909	Morningstar, Inc.	$77,256
4,098	MSCI, Inc.	479,056
3,909	Northern Trust Corp.	359,354
1,892	Raymond James Financial, Inc.	159,552
4,063	S&P Global, Inc.	635,088
3,127	SEI Investments Co.	190,935
3,004	State Street Corp.	287,002
3,379	T. Rowe Price Group, Inc. (a)	306,306
3,964	TD Ameritrade Holding Corp. (a)	193,443
4,345	The Bank of New York Mellon Corp.	230,372
5,583	The Charles Schwab Corp. (a)	244,201

		6,777,690

	Chemicals - 1.33%
554	Albemarle Corp. (a)	75,516
1,361	Celanese Corp. - Series A	141,912
6,566	DowDuPont, Inc. (b)	454,564
1,295	Ecolab, Inc. (a)	166,550
2,285	FMC Corp.	204,073
13,043	Huntsman Corp.	357,639
556	International Flavors & Fragrances, Inc.	79,458
802	LyondellBasell Industries NV - Class A	79,438
4,838	Monsanto Co.	579,689
435	NewMarket Corp.	185,201
2,880	Olin Corp. (a)	98,640
43,279	Platform Specialty Products Corp. (b)	482,561
1,648	PPG Industries, Inc. (a)	179,072
4,409	RPM International, Inc.	226,358
8,667	The Chemours Co.	438,637
618	The Scotts Miracle-Gro Co. - Class A (a)	60,156
6,783	Valvoline, Inc.	159,061

		3,968,525

	Commercial Services & Supplies - 0.60%
887	Avery Dennison Corp.	87,228
871	Cintas Corp.	125,668
5,319	Pitney Bowes, Inc.	74,519
4,905	Republic Services, Inc.	324,024
16,918	Rollins, Inc. (a)	780,597
1,807	Stericycle, Inc. (b)	129,417
3,356	Waste Management, Inc.	262,674

		1,784,127

	Communications Equipment - 1.34%
2,895	Arista Networks, Inc. (b)	548,921
26,052	ARRIS International Plc (b)	742,221
31,230	Cisco Systems, Inc.	1,050,265
6,133	CommScope Holding Co., Inc. (b)	203,677
4,168	EchoStar Corp. - Class A (b)	238,535
3,384	F5 Networks, Inc. (b)	407,975
1,540	Harris Corp.	202,787
9,593	Juniper Networks, Inc. (a)	266,973
1,263	Motorola Solutions, Inc. (a)	107,191
1,029	Palo Alto Networks, Inc. (b)	148,279
1,545	QUALCOMM, Inc.	80,093

		3,996,917

	Construction & Engineering - 0.88%
29,075	AECOM (a)(b)	1,070,251
18,320	Fluor Corp. (a)	771,272
13,264	Jacobs Engineering Group, Inc.	772,893

		2,614,416

Number of Shares		Value
	Consumer Finance - 1.22%
22,496	Ally Financial, Inc. (a)	$545,753
5,375	American Express Co. (a)	486,223
6,773	Capital One Financial Corp.	573,402
1,157	Credit Acceptance Corp. (b)	324,157
2,679	Discover Financial Services	172,742
39,101	Navient Corp.	587,297
43,855	Santander Consumer USA Holdings, Inc. (b)	674,051
8,365	Synchrony Financial	259,733

		3,623,358

	Containers & Packaging - 0.26%
1,355	Bemis Co., Inc.	61,747
6,833	Graphic Packaging Holding Co.	95,320
3,914	Owens-Illinois, Inc. (b)	98,476
2,451	Packaging Corp. of America	281,081
2,059	Silgan Holdings, Inc.	60,597
3,241	WestRock Co.	183,862

		781,083

	Distributors - 0.18%
3,396	Genuine Parts Co. (a)	324,827
5,693	LKQ Corp. (b)	204,891

		529,718

	Diversified Consumer Services - 0.29%
959	Graham Holdings Co. - Class B	561,111
8,569	H&R Block, Inc. (a)	226,907
1,915	ServiceMaster Global Holdings, Inc. (b)	89,488

		877,506

	Diversified Financial Services - 0.22%
2,005	FNF Group	95,157
22,179	Leucadia National Corp.	560,020

		655,177

	Diversified Telecommunication Services - 0.99%
41,138	AT&T, Inc. (a)	1,611,375
3,979	CenturyLink, Inc. (a)	75,203
4,089	Level 3 Communications, Inc. (b)	217,903
21,032	Verizon Communications, Inc.	1,040,874

		2,945,355

	Electric Utilities - 0.56%
877	American Electric Power Co., Inc.	61,601
917	Duke Energy Corp.	76,955
1,340	Edison International	103,408
1,046	Eversource Energy	63,220
5,302	Exelon Corp.	199,726
2,930	FirstEnergy Corp.	90,332
2,713	Hawaiian Electric Industries, Inc.	90,533
2,848	NextEra Energy, Inc.	417,374
2,641	PG&E Corp.	179,826
2,127	Pinnacle West Capital Corp.	179,859
2,219	PPL Corp.	84,211
2,382	Xcel Energy, Inc.	112,716

		1,659,761

	Electrical Equipment - 0.67%
1,617	Acuity Brands, Inc. (a)	276,960
1,775	Agilent Technologies, Inc.	113,955
1,352	AMETEK, Inc.	89,286
1,115	Eaton Corp. Plc	85,621
3,558	Emerson Electric Co.	223,585

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Electrical Equipment (Continued)
7,905	Regal Beloit Corp.	$624,495
1,728	Rockwell Automation, Inc.	307,947
1,074	Roper Industries, Inc.	261,411

		1,983,260

	Electronic Equipment, Instruments & Components - 1.04%
3,532	Amphenol Corp. - Class A	298,948
5,456	CDW Corp.	360,096
4,717	Cognex Corp.	520,191
1,269	Coherent, Inc. (a)(b)	298,431
4,621	Corning, Inc.	138,260
3,014	Dolby Laboratories, Inc. - Class A (a)	173,365
1,517	IPG Photonics Corp. (a)(b)	280,736
3,391	Keysight Technologies, Inc. (b)	141,269
15,327	National Instruments Corp. (a)	646,340
1,914	Trimble, Inc. (b)	75,125
1,353	Zebra Technologies Corp. - Class A (b)	146,909

		3,079,670

	Energy Equipment & Services - 0.52%
21,928	Oceaneering International, Inc. (a)(b)	576,048
90,960	Transocean, Ltd. - ADR (a)(b)	978,730

		1,554,778

	Food & Staples Retailing - 2.44%
2,760	Casey’s General Stores, Inc. (a)	302,082
4,791	Costco Wholesale Corp.	787,113
15,312	CVS Health Corp. (a)	1,245,172
20,402	Kroger Co.	409,264
152,371	Rite Aid Corp. (a)(b)	298,647
17,363	Sprouts Farmers Market, Inc. (a)(b)	325,904
8,415	SYSCO Corp. (a)	453,989
23,318	US Foods Holding Corp. (b)	622,591
12,867	Walgreens Boots Alliance, Inc.	993,590
23,344	Wal-Mart Stores, Inc. (a)	1,824,100

		7,262,452

	Food Products - 1.90%
18,208	Archer-Daniels-Midland Co.	774,022
14,309	Blue Buffalo Pet Products, Inc. (a)(b)	405,660
12,274	Bunge Ltd.	852,552
3,590	Campbell Soup Co. (a)	168,084
3,576	ConAgra Brands, Inc.	120,654
21,064	Flowers Foods, Inc. (a)	396,214
3,685	Hershey Co.	402,291
2,490	Hormel Foods Corp. (a)	80,028
2,670	Ingredion, Inc.	322,109
968	Kellogg Co.	60,374
1,721	Lamb Weston Holdings, Inc.	80,698
1,042	McCormick & Co, Inc. - Non Voting (a)	106,951
2,957	Pinnacle Foods, Inc.	169,052
1,244	Post Holdings, Inc. (b)	109,808
7,092	The Hain Celestial Group, Inc. (b)	291,836
2,103	The J.M. Smucker Co.	220,668
11,444	TreeHouse Foods, Inc. (a)(b)	775,102
4,508	Tyson Foods, Inc. - Class A	317,589

		5,653,692

	Gas Utilities - 0.08%
5,118	UGI Corp.	239,829

Number of Shares		Value
	Health Care Equipment & Supplies - 1.89%
2,856	ABIOMED, Inc. (b)	$481,522
3,254	Alere, Inc. (b)	165,921
3,625	Align Technology, Inc. (b)	675,229
5,993	Baxter International, Inc.	376,061
472	Becton Dickinson and Co. (a)	92,488
5,680	Boston Scientific Corp. (a)(b)	165,686
1,669	C.R. Bard, Inc.	534,914
4,096	DexCom, Inc. (a)(b)	200,397
2,730	Edwards Lifesciences Corp. (b)	298,416
3,165	Hill-Rom Holdings, Inc.	234,210
3,439	IDEXX Laboratories, Inc. (b)	534,730
605	Intuitive Surgical, Inc. (b)	632,757
734	Medtronic Plc	57,083
1,111	ResMed, Inc. (a)	85,503
774	STERIS Plc	68,422
3,967	Stryker Corp.	563,393
769	The Cooper Companies, Inc.	182,338
2,248	Varian Medical Systems, Inc. (b)	224,935
613	West Pharmaceutical Services, Inc.	59,007

		5,633,012

	Health Care Providers & Services - 3.32%
2,187	Aetna, Inc.	347,755
4,848	Anthem, Inc.	920,538
32,831	Brookdale Senior Living, Inc. (b)	348,009
9,568	Centene Corp. (a)(b)	925,895
1,217	Cerner Corp. (b)	86,796
2,647	CIGNA Corp. (a)	494,830
7,936	DaVita, Inc. (b)	471,319
6,279	Envision Healthcare Corp. (a)(b)	282,241
11,511	Express Scripts Holding Co. (a)(b)	728,877
3,490	Henry Schein, Inc. (b)	286,145
3,603	Humana, Inc. (b)	877,799
482	Laboratory Corp. of America Holdings (b)	72,768
3,322	McKesson Corp.	510,292
4,913	MEDNAX, Inc. (b)	211,849
2,170	Patterson Cos., Inc. (a)	83,871
1,157	PerkinElmer, Inc.	79,798
2,506	Quest Diagnostics, Inc.	234,662
11,598	UnitedHealth Group, Inc.	2,271,468
3,658	WellCare Health Plans, Inc. (b)	628,225

		9,863,137

	Health Care Technology - 0.18%
2,096	athenahealth, Inc. (a)(b)	260,659
4,878	Veeva Systems, Inc. - Class A (a)(b)	275,168

		535,827

	Hotels, Restaurants & Leisure - 2.63%
5,025	Aramark	204,065
7,474	Carnival Corp. - ADR	482,596
263	Chipotle Mexican Grill, Inc. (a)(b)	80,959
6,194	Choice Hotels International, Inc.	395,797
3,641	Darden Restaurants, Inc. (a)	286,838
4,171	Domino’s Pizza, Inc.	828,152
9,721	Extended Stay America, Inc.	194,420
3,100	Hilton Grand Vacations, Inc. (b)	119,753
3,436	Hilton Worldwide Holdings, Inc.	238,630
3,283	Hyatt Hotels Corp. - Class A (b)	202,856
14,634	International Game Technology Plc	359,265
3,501	Las Vegas Sands Corp.	224,624

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Hotels, Restaurants & Leisure (Continued)
3,914	Marriott International, Inc. - Class A	$431,558
8,077	McDonald’s Corp.	1,265,504
5,618	MGM Resorts International	183,091
1,152	Norwegian Cruise Line Holdings, Ltd. (b)	62,266
2,343	Royal Caribbean Cruises Ltd. (a)	277,739
8,959	Starbucks Corp.	481,188
5,955	The Wendy’s Co.	92,481
1,164	Vail Resorts, Inc.	265,532
3,088	Wyndham Worldwide Corp.	325,506
1,241	Wynn Resorts Ltd.	184,810
6,206	Yum China Holdings, Inc. (b)	248,054
5,178	Yum! Brands, Inc.	381,152

		7,816,836

	Household Durables - 0.79%
14,874	CalAtlantic Group, Inc.	544,835
1,261	Garmin Ltd. (a)	68,056
188	NVR, Inc. (b)	536,740
6,518	PulteGroup, Inc. (a)	178,137
4,251	Tempur Sealy International, Inc. (a)(b)	274,275
7,064	Toll Brothers, Inc.	292,944
7,220	Tupperware Brands Corp.	446,340

		2,341,327

	Household Products - 1.28%
2,119	Church & Dwight, Inc. (a)	102,666
2,753	Clorox Co. (a)	363,148
8,768	Colgate-Palmolive Co.	638,749
4,108	Energizer Holdings, Inc.	189,173
3,179	Kimberly-Clark Corp.	374,105
22,591	Procter & Gamble Co.	2,055,329
862	Spectrum Brands Holdings, Inc. (a)	91,303

		3,814,473

	Independent Power and Renewable Electricity Producers - 0.69%
19,789	AES Corp.	218,075
94,379	Calpine Corp. (b)	1,392,090
17,643	NRG Energy, Inc.	451,484

		2,061,649

	Industrial Conglomerates - 0.95%
6,720	3M Co.	1,410,528
17,079	General Electric Co. (a)	412,970
5,031	Honeywell International, Inc.	713,094
64	Seaboard Corp.	288,320

		2,824,912

	Insurance - 4.11%
1,435	Aflac, Inc.	116,795
6,441	Allstate Corp.	591,992
3,130	American Financial Group, Inc.	323,798
2,434	American International Group, Inc. (a)	149,423
3,328	Aon Plc	486,221
1,901	Arch Capital Group, Ltd. - ADR (b)	187,248
1,985	Aspen Insurance Holdings, Ltd.	80,194
3,977	Assurant, Inc.	379,883
6,407	Assured Guaranty, Ltd.	241,864
2,452	Athene Holding, Ltd. (b)	132,016
3,442	Axis Capital Holdings, Ltd.	197,261
15,155	Berkshire Hathaway, Inc. - Class B (b)	2,778,215

Number of Shares		Value
	Insurance (Continued)
2,402	Chubb, Ltd. (a)	$342,405
7,187	CNA Financial Corp.	361,147
2,958	Erie Indemnity Co. - Class A	356,646
1,686	Everest Re Group, Ltd.	385,066
1,201	First American Financial Corp.	60,014
5,694	Hartford Financial Services Group, Inc.	315,618
7,050	Lincoln National Corp.	518,034
4,797	Marsh & McLennan Cos., Inc.	402,037
2,102	MetLife, Inc.	109,199
12,812	Old Republic International Corp.	252,268
4,372	Principal Financial Group, Inc.	281,294
9,037	Progressive Corp.	437,572
7,490	Prudential Financial, Inc.	796,337
4,254	Reinsurance Group of America, Inc.	593,561
778	RenaissanceRe Holdings, Ltd.	105,139
1,758	The Travelers Cos., Inc.	215,390
1,290	Torchmark Corp.	103,316
7,921	Unum Group	405,001
2,646	W.R. Berkley Corp. (a)	176,594
9,041	XL Group Ltd.	356,667

		12,238,215

	Internet & Direct Marketing Retail - 2.60%
4,135	Amazon.com, Inc. (b)	3,975,182
2,801	Expedia, Inc. (a)	403,176
7,149	Liberty Interactive Corp. QVC Group - Class A (b)	168,502
2,691	Liberty Ventures - Series A (b)	154,867
5,880	Netflix, Inc. (b)	1,066,338
609	The Priceline Group, Inc. (a)(b)	1,114,970
7,215	TripAdvisor, Inc. (a)(b)	292,424
8,153	Wayfair, Inc. - Class A (a)(b)	549,512

		7,724,971

	Internet Software & Services - 4.59%
7,073	Akamai Technologies, Inc. (a)(b)	344,597
3,283	Alphabet, Inc. - Class A (b)	3,196,723
3,673	Alphabet, Inc. - Class C (b)	3,522,811
463	CoStar Group, Inc. (b)	124,200
8,729	eBay, Inc. (b)	335,717
28,206	Facebook, Inc. - Class A (b)	4,819,559
1,465	GoDaddy, Inc. - Class A (b)	63,742
5,198	IAC InterActive Corp. (b)	611,181
9,986	Match Group, Inc. (a)(b)	231,575
9,629	Pandora Media, Inc. (a)(b)	74,143
7,842	Twitter, Inc. (b)	132,295
1,824	VeriSign, Inc. (b)	194,055

		13,650,598

	IT Services - 3.09%
8,447	Accenture Plc - Class A - ADR	1,140,936
1,038	Alliance Data Systems Corp. (a)	229,969
2,222	Amdocs Ltd.	142,919
2,712	Automatic Data Processing, Inc.	296,476
13,947	Booz Allen Hamilton Holding Corp. - Class A	521,478
1,211	Broadridge Financial Solutions, Inc.	97,873
7,425	Cognizant Technology Solutions Corp. - Class A	538,610
13,241	Conduent, Inc. (b)	207,487
6,780	CoreLogic, Inc. (b)	313,372
5,651	CSRA, Inc. (a)	182,358

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	IT Services (Continued)
1,839	DXC Technology Co.	$157,933
1,185	Euronet Worldwide, Inc. (a)(b)	112,326
2,692	Fidelity National Information Services, Inc.	251,406
12,388	First Data Corp. - Class A (a)(b)	223,480
651	Fiserv, Inc. (b)	83,953
2,741	Gartner, Inc. (b)	341,008
7,643	Genpact, Ltd. (a)	219,736
2,037	Leidos Holdings, Inc.	120,631
8,812	MasterCard, Inc. - Class A	1,244,254
1,341	Paychex, Inc.	80,406
9,213	PayPal Holdings, Inc. (b)	589,908
14,818	Square, Inc. - Class A (a)(b)	426,907
5,473	T-Mobile USA, Inc. (b)	337,465
3,442	Total System Services, Inc.	225,451
1,367	Vantiv, Inc. - Class A (b)	96,333
9,710	Visa, Inc. - Class A (a)	1,021,880

		9,204,555

	Leisure Products - 0.41%
2,596	Brunswick Corp.	145,298
3,367	Hasbro, Inc. (a)	328,855
10,199	Mattel, Inc. (a)	157,881
2,169	Polaris Industries, Inc. (a)	226,942
3,285	Pool Corp.	355,338

		1,214,314

	Life Sciences Tools & Services - 0.92%
1,308	Bio-Rad Laboratories, Inc. - Class A (b)	290,664
11,458	Bruker Corp.	340,875
1,060	Charles River Laboratories International, Inc. (b)	114,501
949	Illumina, Inc. (b)	189,041
1,167	Mettler-Toledo International, Inc. (b)	730,729
2,204	QIAGEN NV	69,440
2,733	Quintiles IMS Holdings, Inc. (b)	259,826
1,398	Thermo Fisher Scientific, Inc.	264,502
8,928	VWR Corp. (b)	295,606
1,019	Waters Corp. (b)	182,931

		2,738,115

	Machinery - 1.80%
1,250	AGCO Corp.	92,212
2,722	Allison Transmission Holdings, Inc.	102,157
3,110	Caterpillar, Inc.	387,848
5,158	Colfax Corp. (a)(b)	214,779
1,306	Cummins, Inc.	219,447
2,835	Deere & Co.	356,048
4,671	Donaldson Co., Inc.	214,586
5,401	Fortive Corp.	382,337
5,163	Graco, Inc.	638,611
1,838	Illinois Tool Works, Inc.	271,950
3,194	Ingersoll-Rand Plc	284,809
3,502	Lincoln Electric Holdings, Inc. (a)	321,063
697	Nordson Corp.	82,595
7,260	Oshkosh Corp.	599,240
852	Parker-Hannifin Corp.	149,117
1,261	Snap-on, Inc. (a)	187,902
4,586	Terex Corp. (a)	206,462
1,301	The Timken Co.	63,164
9,458	Toro Co.	586,963

		5,361,290

Number of Shares		Value
	Marine - 0.16%
7,336	Kirby Corp. (a)(b)	$483,809

	Media - 2.36%
428	Cable One, Inc.	309,067
1,333	Charter Communications, Inc. - Class A (b)	484,439
33,098	Comcast Corp. - Class A	1,273,611
3,282	Discovery Communications, Inc. - Series A (a)(b)	69,874
3,139	Discovery Communications, Inc. - Series C (b)	63,596
4,579	John Wiley & Sons, Inc. - Class A	244,977
1,218	Liberty Broadband Corp. - Class A (b)	114,711
1,739	Liberty Broadband Corp. - Class C (b)	165,727
8,747	Liberty Media Corp. - Class A (b)	366,499
10,196	Liberty Media Corp. - Class C (b)	426,907
1,696	Liberty Media Group - Class C (b)	64,601
4,423	Lions Gate Entertainment Corp. - Class A (b)	147,949
5,847	Lions Gate Entertainment Corp. - Class B (b)	185,876
3,906	Live Nation Entertainment, Inc. (a)(b)	170,106
794	Scripps Networks Interactive, Inc. - Class A	68,197
51,383	Sirius XM Holdings, Inc. (a)	283,634
20,825	TEGNA, Inc. (a)	277,597
12,635	The Walt Disney Co.	1,245,432
5,999	Time Warner, Inc.	614,598
5,430	Viacom, Inc. - Class A (a)	199,281
8,642	Viacom, Inc. - Class B (a)	240,593

		7,017,272

	Metals & Mining - 0.45%
16,885	Freeport-McMoRan, Inc. (a)(b)	237,065
4,212	Newmont Mining Corp.	157,992
1,186	Reliance Steel & Aluminum Co.	90,338
4,390	Steel Dynamics, Inc.	151,323
27,877	United States Steel Corp. (a)	715,324

		1,352,042

	Multiline Retail - 1.25%
5,209	Burlington Stores, Inc. (a)(b)	497,251
4,170	Dollar General Corp.	337,979
3,577	Dollar Tree, Inc. (b)	310,555
20,966	Kohl’s Corp. (a)	957,098
34,619	Macy’s, Inc. (a)	755,387
8,667	Nordstrom, Inc.	408,649
7,718	Target Corp. (a)	455,439

		3,722,358

	Multi-Utilities - 0.47%
2,612	Ameren Corp.	151,078
9,942	CenterPoint Energy, Inc.	290,406
3,170	CMS Energy Corp.	146,834
1,576	Consolidated Edison, Inc. (a)	127,152
1,633	Dominion Energy, Inc. (a)	125,627
1,880	DTE Energy Co.	201,837
7,314	MDU Resources Group, Inc. (a)	189,798
2,555	Vectren Corp.	168,042

		1,400,774

	Oil, Gas & Consumable Fuels - 1.82%
650	Andeavor (a)	67,048
6,158	Chevron Corp.	723,565
2,227	ConocoPhillips (a)	111,461
33,523	CONSOL Energy, Inc. (a)(b)	567,880
22,512	Exxon Mobil Corp.	1,845,534

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
3,321	HollyFrontier Corp.	$119,456
15,851	Valero Energy Corp. (a)	1,219,417
34,496	Whiting Petroleum Corp. (b)	188,348
16,697	World Fuel Services Corp. (a)	566,195

		5,408,904

	Paper & Forest Products - 0.21%
14,390	Domtar Corp.	624,382

	Personal Products - 0.45%
5,745	Herbalife, Ltd. (b)	389,683
7,207	Nu Skin Enterprises, Inc. - Class A	443,086
4,603	The Estee Lauder Cos., Inc. - Class A (a)	496,388

		1,329,157

	Pharmaceuticals - 4.01%
3,692	Abbott Laboratories	197,005
4,696	AbbVie, Inc.	417,287
394	Allergan Plc	80,750
16,092	Bristol-Myers Squibb Co.	1,025,704
6,625	Eli Lilly & Co.	566,703
94,071	Endo International Plc (b)	805,718
30,539	Johnson & Johnson	3,970,375
28,927	Mallinckrodt Plc (b)	1,081,002
16,830	Merck & Co., Inc.	1,077,625
26,700	Mylan NV (a)(b)	837,579
4,427	Perrigo Co. Plc (a)	374,746
35,882	Pfizer, Inc.	1,280,987
3,251	Zoetis, Inc. (a)	207,284

		11,922,765

	Professional Services - 0.72%
3,386	IHS Markit, Ltd. (b)	149,255
7,092	ManpowerGroup, Inc.	835,579
3,717	Nielsen Holdings Plc (a)	154,070
14,297	Robert Half International, Inc.	719,711
2,367	The Dun & Bradstreet Corp.	275,542

		2,134,157

	Real Estate Management & Development - 0.54%
1,846	CBRE Group, Inc. - Class A (b)	69,926
4,152	Jones Lang LaSalle, Inc. (a)	512,772
30,882	Realogy Holdings Corp. (a)	1,017,562

		1,600,260

	Road & Rail - 0.50%
8,356	CSX Corp. (a)	453,397
5,202	Genesee & Wyoming, Inc. - Class A (b)	385,000
3,790	Landstar System, Inc.	377,674
485	Norfolk Southern Corp.	64,136
1,380	Old Dominion Freight Line, Inc. (b)	151,952
557	Union Pacific Corp.	64,595

		1,496,754

	Semiconductors & Semiconductor Equipment - 4.00%
35,445	Advanced Micro Devices, Inc. (a)(b)	451,924
4,184	Analog Devices, Inc.	360,535
18,527	Applied Materials, Inc.	965,071
2,716	Broadcom Ltd.	658,739
2,834	Cavium, Inc. (b)	186,874
12,379	First Solar, Inc. (a)(b)	567,949
49,765	Intel Corp. (a)	1,895,051

Number of Shares		Value
	Semiconductors & Semiconductor Equipment (Continued)
3,941	KLA-Tencor Corp.	$417,746
3,811	Lam Research Corp. (a)(b)	705,187
10,734	Marvell Technology Group, Ltd. - ADR	192,139
2,042	Maxim Integrated Products, Inc.	97,424
2,712	Microchip Technology, Inc. (a)	243,483
12,025	Micron Technology, Inc. (b)	472,943
3,978	Microsemi Corp. (b)	204,787
7,911	NVIDIA Corp.	1,414,250
30,371	ON Semiconductor Corp. (a)(b)	560,952
1,996	Qorvo, Inc. (a)(b)	141,077
4,922	Skyworks Solutions, Inc. (a)	501,552
12,220	Teradyne, Inc.	455,684
11,600	Texas Instruments, Inc.	1,039,824
7,700	Versum Materials, Inc. (a)	298,914
890	Xilinx, Inc. (a)	63,039

		11,895,144

	Software - 6.24%
6,063	Activision Blizzard, Inc.	391,124
6,625	Adobe Systems, Inc. (b)	988,318
2,138	ANSYS, Inc. (b)	262,397
3,581	Atlassian Corp. Plc - Class A (b)	125,872
3,739	Autodesk, Inc. (a)(b)	419,740
3,368	CA, Inc.	112,424
16,949	Cadence Design System, Inc. (a)(b)	668,977
1,236	CDK Global, Inc.	77,979
2,980	Citrix Systems, Inc. (b)	228,924
18,605	Dell Technologies, Inc. - Class V (b)	1,436,492
5,815	Electronic Arts, Inc. (b)	686,519
5,804	Fortinet, Inc. (b)	208,015
3,947	Intuit, Inc.	561,027
2,263	Jack Henry & Associates, Inc.	232,614
10,071	Manhattan Associates, Inc. (a)(b)	418,651
84,265	Microsoft Corp.	6,276,900
20,443	Nuance Communications, Inc. (a)(b)	321,364
25,597	Oracle Corp. (a)	1,237,615
1,796	PTC, Inc. (b)	101,079
5,190	Red Hat, Inc. (b)	575,363
4,336	salesforce.com, Inc. (b)	405,069
4,209	ServiceNow, Inc. (a)(b)	494,684
4,567	Splunk, Inc. (a)(b)	303,386
1,931	SS&C Technologies Holdings, Inc. (a)	77,530
1,967	Symantec Corp. (a)	64,537
6,265	Synopsys, Inc. (b)	504,520
4,897	Tableau Software, Inc. - Class A (a)(b)	366,736
3,836	Take-Two Interactive Software, Inc. (b)	392,154
3,905	VMware, Inc. (a)(b)	426,387
1,717	Workday, Inc. - Class A (a)(b)	180,955

		18,547,352

	Specialty Retail - 4.39%
2,868	Advance Auto Parts, Inc.	284,506
2,022	AutoNation, Inc. (a)(b)	95,964
759	AutoZone, Inc. (a)(b)	451,689
30,284	Bed Bath & Beyond, Inc. (a)	710,765
10,614	Best Buy Co., Inc. (a)	604,573
16,187	Dick’s Sporting Goods, Inc. (a)	437,211
7,858	Floor & Decor Holdings, Inc. (b)	305,912
8,023	Foot Locker, Inc.	282,570
44,250	GameStop Corp. - Class A (a)	914,205
7,797	L Brands, Inc. (a)	324,433

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Specialty Retail (Continued)
7,869	Lowe’s Cos., Inc.	$629,048
3,007	Murphy USA, Inc. (a)(b)	207,483
2,027	O’Reilly Automotive, Inc. (b)	436,555
7,887	Ross Stores, Inc.	509,264
21,318	Sally Beauty Holdings, Inc. (a)(b)	417,406
4,642	Signet Jewelers Ltd. (a)	308,925
19,992	The Gap, Inc. (a)	590,364
11,469	The Home Depot, Inc.	1,875,870
21,674	The Michaels Cos., Inc. (a)(b)	465,341
7,999	The TJX Companies, Inc. (a)	589,766
5,908	Tiffany & Co.	542,236
7,255	Tractor Supply Co. (a)	459,169
1,816	Ulta Beauty, Inc. (b)	410,525
32,130	Urban Outfitters, Inc. (a)(b)	767,907
8,715	Williams Sonoma, Inc. (a)	434,530

		13,056,217

	Technology Hardware, Storage & Peripherals - 4.40%
60,726	Apple, Inc.	9,359,091
19,618	HP, Inc. (a)	391,575
7,941	International Business Machines Corp.	1,152,080
2,038	NCR Corp. (a)(b)	76,466
2,758	NetApp, Inc. (a)	120,690
18,327	Teradata Corp. (a)(b)	619,270
7,678	Western Digital Corp.	663,379
20,816	Xerox Corp.	692,965

		13,075,516

	Textiles, Apparel & Luxury Goods - 1.47%
3,138	Carter’s, Inc. (a)	309,878
7,857	Coach, Inc.	316,480
2,581	Hanesbrands, Inc. (a)	63,596
7,014	lululemon athletica, Inc. (b)	436,622
10,198	Michael Kors Holdings Ltd. (b)	487,974
11,968	NIKE, Inc. - Class B	620,541
1,671	PVH Corp.	210,646
6,631	Ralph Lauren Corp.	585,451
13,003	Skechers U.S.A., Inc. - Class A (b)	326,245
17,930	Under Armour, Inc. - Class A (a)(b)	295,486
18,447	Under Armour, Inc. - Class C (a)(b)	277,074
6,900	VF Corp. (a)	438,633

		4,368,626

	Tobacco - 0.80%
10,018	Altria Group, Inc.	635,342
15,731	Philip Morris International, Inc.	1,746,298

		2,381,640

	Trading Companies & Distributors - 1.05%
9,958	Fastenal Co. (a)	453,886
8,205	HD Supply Holdings, Inc. (b)	295,954
4,916	MSC Industrial Direct Co., Inc. - Class A	371,502
7,363	Univar, Inc. (b)	213,012
2,440	W.W. Grainger, Inc. (a)	438,590
1,847	Watsco, Inc. - Class A (a)	297,496
17,869	WESCO International, Inc. (b)	1,040,869

		3,111,309

	Wireless Telecommunication Services - 0.04%
4,427	Telephone & Data Systems, Inc.	123,469

	Total Common Stocks (Cost $227,766,259)	279,425,128

Number of Shares		Value
	REAL ESTATE INVESTMENT TRUSTS - 1.70%
	Real Estate Investment Trusts - 1.70%
13,867	AGNC Investment Corp.	$300,637
9,115	American Homes 4 Rent - Class A	197,887
2,445	American Tower Corp.	334,183
35,149	Annaly Capital Management, Inc. (a)	428,466
4,139	Brandywine Realty Trust	72,391
1,574	Camden Property Trust	143,942
22,621	Chimera Investment Corp. (a)	427,989
1,490	CoreSite Realty Corp.	166,731
634	Crown Castle International Corp.	63,387
1,196	Digital Realty Trust, Inc. (a)	141,523
7,566	Empire State Realty Trust, Inc. - Class A	155,406
245	Equinix, Inc.	109,343
2,215	Equity Commonwealth (b)	67,336
771	Essex Property Trust, Inc.	195,857
4,459	Forest City Realty Trust, Inc. - Class A	113,749
10,693	Hospitality Properties Trust (a)	304,644
17,527	Host Hotels & Resorts, Inc. (a)	324,074
27,628	MFA Financial, Inc.	242,021
16,734	New Residential Investment Corp.	279,960
2,777	Park Hotels & Resorts, Inc.	76,534
7,520	Piedmont Office Realty Trust, Inc. - Class A	151,603
921	Prologis, Inc.	58,447
8,849	Retail Properties of America, Inc. - Class A	116,187
1,230	SBA Communications Corp. (a)(b)	177,182
765	SL Green Realty Corp.	77,510
1,143	Sun Communities, Inc.	97,932
16,465	Two Harbors Investment Corp. (a)	165,967
8,428	VEREIT, Inc.	69,868

	Total Real Estate Investment Trusts (Cost $4,693,857)	5,060,756

	INVESTMENT COMPANIES - 3.29%
	Exchange Traded Funds - 3.29%
42,344	Vanguard S&P 500 ETF	9,771,301

	Total Investment Companies (Cost $9,248,934)	9,771,301

	SHORT TERM INVESTMENTS - 0.91%
	Money Market Funds - 0.91%
2,702,477	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.96% (c)	2,702,477

	Total Short Term Investments (Cost $2,702,477)	2,702,477

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 18.63%
	Investments Purchased with Proceeds from Securities Lending Collateral - 18.63%
55,412,352	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.34% (c)	55,412,352

	Total Investments Purchased with Proceeds from Securities Lending (Cost $55,412,352)	55,412,352

	Total Investments (Cost $299,823,879) - 118.47%	352,372,014
	Liabilities in Excess of Other Assets - (18.47)%	(54,930,222)

	TOTAL NET ASSETS - 100.00%	$297,441,792

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of September 30, 2017.

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS - 85.18%
	Brazil - 5.08%
53,143	Ambev SA	$353,039
22,187	Banco Bradesco SA	234,329
42,863	Banco do Brasil SA	473,000
13,090	Banco Santander Brasil SA	114,362
38,220	BB Seguridade Participacoes SA	343,928
12,765	Cia de Saneamento Basico do Estado de Sao Paulo	133,891
82,930	Cia Siderurgica Nacional SA (a)	251,370
11,274	Cosan SA Industria e Comercio	128,575
34,032	CPFL Energia SA	292,810
39,371	EDP - Energias do Brasil SA	188,703
11,532	Fibria Celulose SA	156,059
71,173	JBS SA	191,239
37,009	Lojas Renner SA	420,670
13,187	M Dias Branco SA	208,184
19,736	Natura Cosmeticos SA	195,045
32,551	Odontoprev SA	157,249
69,896	Petroleo Brasileiro SA (a)	351,339
15,281	Raia Drogasil SA	361,718
81,317	Sul America SA (b)	458,305
6,841	Ultrapar Participacoes SA	163,295
31,199	Vale SA	315,817

		5,492,927

	Chile - 1.00%
1,225,267	Banco de Chile	186,896
4,560	Banco de Credito e Inversiones	288,390
1,476,701	Banco Santander Chile	109,797
25,380	Cia Cervecerias Unidas SA	341,808
11,270	Latam Airlines Group SA	148,374

		1,075,265

	China - 18.94%
853,522	Agricultural Bank of China Ltd. - Series H	384,213
23,299	Alibaba Group Holding Ltd. - ADR (a)(c)	4,023,970
91,219	ANTA Sports Products Ltd.	384,565
4,008	Autohome, Inc. - ADR (a)	240,801
4,364	Baidu, Inc. - ADR (a)	1,080,919
1,567,303	Bank of China Ltd. - Series H	778,516
384,000	Bank of Communications Co., Ltd. - Series H	281,864
569,672	China Cinda Asset Management Co., Ltd. - Series H	210,792
420,000	China CITIC Bank Corp. Ltd. - Series H	268,066
710,542	China Communications Services Corp. Ltd. - Series H	366,847
1,795,140	China Construction Bank Corp. - Series H	1,499,753
347,000	China Everbright Bank Co., Ltd. - Series H	160,704
318,286	China Huarong Asset Management Co., Ltd. - Series H	142,521
38,375	China Life Insurance Company Ltd. - Series H	115,031
82,346	China Mengniu Dairy Co., Ltd.	230,990
103,586	China Merchants Bank Co., Ltd. - Series H	366,804
191,873	China Minsheng Banking Corp., Ltd. - Series H	176,722
835,981	China Petroleum & Chemical Corp. - Series H	630,064
193,616	China Southern Airlines Co., Ltd. - Series H	133,446
592,413	Chongqing Rural Commercial Bank Co., Ltd. - Series H	377,132
465,417	Country Garden Holdings Co., Ltd.	742,952
226,768	Dongfeng Motor Group Co., Ltd. - Series H	300,922
90,938	Haier Electronics Group Co., Ltd.	222,579
9,322	JD.com, Inc. - ADR (a)	356,100

Number of Shares		Value
	China (Continued)
6,343	Momo, Inc. - ADR (a)	$198,790
2,770	NetEase, Inc. - ADR (c)	730,754
25,079	New China Life Insurance Co., Ltd. - Series H	142,633
7,544	New Oriental Education & Technology Group, Inc. - ADR	665,833
306,000	PetroChina Co. - Series H	194,755
134,844	PICC Property & Casualty Co., Ltd. - Series H	239,200
108,097	Ping An Insurance Group Co. of China, Ltd. - Series H	834,986
20,768	Shenzhou International Group Holdings Ltd.	162,871
484,779	Sihuan Pharmaceutical Holdings Group, Ltd.	177,009
1,615	SINA Corp. (a)	185,160
498,790	Sino-Ocean Group Holding Ltd.	333,895
278,828	Sinopec Shanghai Petrochemical Co., Ltd. - Series H	166,585
377,072	Sun Art Retail Group Ltd.	351,258
20,946	TAL Education Group - ADR	706,090
758,953	The People’s Insurance Co. Group of China, Ltd. - Series H	340,597
23,886	Vipshop Holdings Ltd. - ADR (a)	209,958
283,799	Want Want China Holdings, Ltd.	199,953
4,943	Weibo Corp. - ADR (a)(c)	489,060
12,894	Yum China Holdings, Inc. (a)	515,373
41,077	ZTE Corp. (a)	135,161

		20,456,194

	Colombia - 0.23%
53,988	Interconexion Electrica SA ESP	251,499

	Czech Republic - 0.11%
9,635	O2 Czech Republic AS	118,340

	Egypt - 0.19%
43,369	Commercial International Bank Egypt SAE (b)	200,554

	Hong Kong - 12.61%
14,023	AAC Technologies Holdings, Inc.	237,291
95,552	Brilliance China Automotive Holdings, Ltd.	255,259
164,654	China Evergrande Group (a)	577,379
104,430	China Mobile Ltd.	1,060,169
66,466	China Overseas Land & Investment Ltd.	216,860
346,338	China Telecom Corp. Ltd. - Series H	178,187
89,911	China Unicom Hong Kong Ltd. (a)	125,702
115,853	CITIC Ltd.	171,665
234,800	CSPC Pharmaceutical Group Ltd.	394,604
224,378	Geely Automobile Holdings Ltd.	637,169
2,041,890	GOME Retail Holdings, Ltd.	230,685
1,406,189	Industrial & Commercial Bank of China Ltd. - Series H	1,051,140
212,697	Kunlun Energy Co., Ltd.	208,153
110,331	Longfor Properties Co., Ltd.	278,948
221,857	Nine Dragons Paper Holdings Ltd.	439,067
437,212	Sino Biopharmaceutical Ltd.	463,198
182,209	Sunac China Holdings Ltd.	836,802
40,276	Sunny Optical Technology Group Co., Ltd.	646,591
123,528	Tencent Holdings Ltd.	5,400,730
136,824	Tingyi Cayman Islands Holding Corp.	206,255

		13,615,854

	Hungary - 0.58%
32,816	MOL Hungarian Oil & Gas Plc	373,202
6,747	OTP Bank Plc	253,295

		626,497

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Indonesia - 1.54%
3,007,677	Adaro Energy Tbk PT	$408,279
165,901	Bank Central Asia Tbk PT	250,167
441,599	Hanjaya Mandala Sampoerna Tbk PT	126,555
1,215,482	Kalbe Farma Tbk PT	150,385
177,812	Matahari Department Store Tbk PT	122,517
463,270	Telekomunikasi Indonesia Persero Tbk PT	161,116
66,176	Unilever Indonesia Tbk PT	240,675
87,110	United Tractors Tbk PT	207,132

		1,666,826

	Malaysia - 1.38%
147,083	AirAsia Bhd	120,287
289,307	Astro Malaysia Holdings Bhd	193,214
27,976	British American Tobacco Malaysia Bhd	289,798
195,037	DiGi.Com Bhd	226,331
62,895	HAP Seng Consolidated Bhd	135,585
100,451	Maxis Communications Bhd	137,979
27,694	Public Bank Bhd	134,108
691,771	Sapura Energy Bhd	249,719

		1,487,021

	Mexico - 3.03%
86,522	Alfa SAB de CV - Series A	109,043
570,545	America Movil SAB de CV - Series L	506,629
467,264	Cemex SAB de CV (a)	424,413
17,078	Coca-Cola Femsa SAB de CV - Series L	131,888
35,971	Fomento Economico Mexicano SAB de CV	343,473
17,272	Gruma SAB de CV - Series B	253,655
7,131	Grupo Aeroportuario del Sureste SAB de CV - Series B	136,002
147,167	Grupo Bimbo SAB de CV - Series A	356,159
39,714	Grupo Financiero Banorte SAB de CV - Series O	273,418
34,157	Grupo Mexico SAB de CV - Series B	104,609
36,009	Infraestructura Energetica Nova SAB de CV	201,638
59,371	Kimberly-Clark de Mexico SAB de CV - Series A	120,992
133,688	Wal-Mart de Mexico SAB de CV	306,139

		3,268,058

	Peru - 0.23%
1,237	CREDICORP Ltd.	253,610

	Philippines - 0.22%
5,802	Globe Telecom, Inc.	234,421

	Poland - 2.32%
2,979	CCC SA	225,422
15,043	Eurocash SA	159,401
32,409	Grupa Lotos SA	530,896
15,005	Jastrzebska Spolka Weglowa SA (a)	397,064
3,317	KGHM Polska Miedz SA	106,854
146	LPP SA	326,972
11,140	Polski Koncern Naftowy Orlen SA	371,702
99,348	Polskie Gornictwo Naftowe i Gazownictwo SA	184,983
15,856	Powszechny Zaklad Ubezpieczen SA	200,117

		2,503,411

	Qatar - 0.15%
7,211	Ooredoo QSC	164,228

	Republic of Korea - 14.16%
1,084	Amorepacific Corp.	246,073
2,112	AMOREPACIFIC Group	228,055
1,683	BGF retail Co., Ltd.	122,265

Number of Shares		Value
	Republic of Korea (Continued)
31,898	BNK Financial Group, Inc.	$278,943
11,244	Cheil Worldwide, Inc.	178,968
3,709	Coway Co., Ltd.	304,879
35,743	DGB Financial Group, Inc.	328,059
2,158	Dongbu Insurance Co., Ltd.	137,872
1,355	E-MART, Inc.	247,172
3,464	GS Holdings Corp.	198,961
10,988	Hana Financial Group, Inc.	455,857
1,449	Hanssem Co., Ltd.	191,862
5,061	Hanwha Chemical Corp.	143,998
8,478	Hanwha Corp.	326,810
24,749	Hanwha Life Insurance Co., Ltd.	148,255
2,625	Hotel Shilla Co., Ltd.	133,504
4,203	Hyundai Engineering & Construction Co., Ltd.	141,230
3,916	Hyundai Marine & Fire Insurance Co., Ltd.	155,312
2,843	Hyundai Steel Co.	131,550
20,385	Industrial Bank of Korea	256,981
10,053	KB Financial Group, Inc.	494,599
9,018	Korea Gas Corp.	332,032
3,419	Korea Investment Holdings Co., Ltd.	183,414
10,058	Korean Air Lines Co., Ltd. (a)	271,140
4,092	KT Corp. (b)	104,322
4,150	LG Electronics, Inc.	299,719
447	LG Household & Health Care Ltd.	365,805
438	Lotte Chemical Corp.	145,021
622	Naver Corp.	405,812
352	NCSoft Corp.	143,107
1,712	OCI Co., Ltd.	153,583
1,434	POSCO	398,486
1,772	S-1 Corp.	138,279
1,512	Samsung Electro-Mechanics Co., Ltd.	135,137
2,196	Samsung Electronics Co., Ltd.	4,941,492
949	Samsung SDI Co., Ltd.	165,116
4,764	Shinhan Financial Group Co., Ltd.	210,561
10,119	SK Hynix, Inc.	737,982
1,768	SK Innovation Co., Ltd.	308,152
981	SK Telecom Co., Ltd.	218,889
1,728	S-Oil Corp.	192,987
37,917	Woori Bank	591,952

		15,294,193

	Russian Federation - 1.89%
9,773	Lukoil PJSC - ADR (c)	518,262
14,135	Mobile TeleSystems PJSC - ADR (c)	147,569
58,980	Sberbank of Russia PJSC - ADR (c)	841,645
9,904	Severstal PJSC - GDR	148,235
5,065	Tatneft PJSC - ADR	219,011
79,483	VTB Bank PJSC - GDR	171,153

		2,045,875

	South Africa - 5.31%
18,731	AngloGold Ashanti Ltd.	175,978
16,466	Barclays Africa Group Ltd.	169,006
2,639	Capitec Bank Holdings Ltd.	167,415
44,658	Coronation Fund Managers Ltd.	222,394
35,359	Exxaro Resources Ltd.	321,979
41,059	FirstRand Ltd.	157,887
47,115	Gold Fields Ltd.	203,755
16,826	Liberty Holdings Ltd.	130,751
19,915	Massmart Holdings Ltd.	164,101
17,516	Mr. Price Group Ltd.	232,948

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCK (Continued)
	South Africa (Continued)
6,688	Naspers Ltd. - N Shares	$1,445,763
8,316	Nedbank Group Ltd.	124,430
2,313	Novus Holdings, Ltd.	1,108
45,745	Pick n Pay Stores Ltd.	194,654
48,768	Sappi Ltd.	332,146
12,318	Shoprite Holdings Ltd.	188,263
20,668	Standard Bank Group Ltd.	241,124
26,291	Steinhoff International Holdings NV	116,853
36,360	Telkom SA SOC Ltd.	159,231
12,915	The Bidvest Group Ltd.	164,707
14,064	The SPAR Group Ltd.	173,673
4,229	Tiger Brands Ltd.	117,906
27,942	Truworths International Ltd.	159,433
18,661	Vodacom Group Ltd.	221,997
32,969	Woolworths Holdings Ltd.	145,982

		5,733,484

	Taiwan - 12.10%
37,222	Advantech Co., Ltd.	265,726
21,840	Asustek Computer, Inc.	179,979
626,054	AU Optronics Corp.	251,602
12,230	Catcher Technology Co., Ltd.	114,403
94,186	Cathay Financial Holding Co., Ltd.	150,095
94,000	Chailease Holding Co., Ltd.	227,054
860,915	China Airlines Ltd. (a)	325,156
35,054	Chunghwa Telecom Co., Ltd.	120,759
350,618	Compal Electronics, Inc.	249,406
191,657	CTBC Financial Holding Co., Ltd.	120,303
21,103	Delta Electronics, Inc.	108,880
10,057	Eclat Textile Co., Ltd.	122,677
462,046	Eva Airways Corp.	225,605
332,000	Evergreen Marine Corp. Ltd. (a)	191,934
71,617	Far EasTone Telecommunications Co., Ltd.	170,388
69,846	Feng TAY Enterprise Co., Ltd.	318,410
504,158	First Financial Holding Co., Ltd.	323,806
45,887	Formosa Petrochemical Corp.	158,500
103,394	Fubon Financial Holding Co., Ltd.	161,581
20,700	General Interface Solution Holding, Ltd.	206,615
36,000	Globalwafers Co., Ltd.	352,684
353,549	Hon Hai Precision Industry Co., Ltd.	1,227,845
601,000	Innolux Corp.	281,319
2,249	Largan Precision Co., Ltd.	396,758
135,042	Lite-On Technology Corp.	193,441
12,584	MediaTek, Inc.	118,414
52,459	Micro-Star International Co., Ltd.	113,152
80,091	Nan Ya Plastics Corp.	197,631
80,931	Nanya Technology Corp.	229,679
27,517	Nien Made Enterprise Co., Ltd.	282,563
64,216	Pegatron Corp.	167,207
17,400	Phison Electronics Corp.	206,851
107,426	Pou Chen Corp.	135,067
48,447	President Chain Store Corp.	408,896
38,439	Realtek Semiconductor Corp.	132,794
56,134	Standard Foods Corp.	137,057
33,743	Taiwan Mobile Co., Ltd.	120,266
490,739	Taiwan Semiconductor Manufacturing Co., Ltd.	3,514,899
155,373	Uni-President Enterprises Corp.	325,777
74,239	Vanguard International Semiconductor Corp.	128,220
513,513	Wistron Corp.	411,832

		13,075,231

Number of Shares		Value
	Thailand - 2.13%
27,971	Advanced Info Service PCL	$160,279
380,886	Banpu PCL	201,410
270,672	BEC World PCL - NVDR	132,292
25,077	Bumrungrad Hospital PCL	161,772
97,065	CP ALL PCL	194,436
20,961	Electricity Generating PCL	147,701
422,822	Home Product Center PCL - NVDR	154,942
55,228	KCE Electronics PCL	165,607
102,672	Minor International PCL	125,606
66,750	PTT Exploration & Production PCL	179,411
81,744	PTT Global Chemical PCL - NVDR	188,939
25,088	PTT PCL	307,206
65,998	Thai Oil PCL	183,188

		2,302,789

	Turkey - 1.98%
41,980	Aselsan Elektronik Sanayi Ve Ticaret AS	309,895
16,127	BIM Birlesik Magazalar AS	336,254
82,905	Eregli Demir ve Celik Fabrikalari TAS	179,901
48,716	Turkiye Garanti Bankasi AS	132,363
76,198	Turkiye Halk Bankasi AS	259,153
177,923	Turkiye Is Bankasi - Series C	338,543
165,783	Turkiye Vakiflar Bankasi TAO	291,855
236,618	Yapi ve Kredi Bankasi AS (a)	287,081

		2,135,045

	Total Common Stocks (Cost $66,872,795)	92,001,322

	INVESTMENT COMPANIES - 9.60%
	China - 2.29%
45,747	iShares Core MSCI Emerging Markets ETF	2,471,253

	India - 7.20%
236,909	iShares MSCI India ETF	7,782,461

	Pakistan - 0.11%
8,309	Global X MSCI Pakistan ETF	120,646

	Total Investment Companies (Cost $9,430,172)	10,374,360

	PREFERRED STOCKS - 4.50%
	Brazil - 2.77%
59,664	Banco Bradesco SA - Preference Shares	662,735
51,321	Cia Energetica de Minas Gerais - Preference Shares	129,633
98,706	Gerdau SA - Preference Shares	343,756
73,638	Itau Unibanco Holding SA - Preference Shares	1,011,399
97,539	Petroleo Brasileiro SA - Preference Shares (a)	472,427
40,217	Vale SA - Preference Shares	374,596

		2,994,546

	Chile - 0.42%
8,067	Sociedad Quimica y Minera de Chile SA - Preference Shares	447,795

	Colombia - 0.13%
304,800	Grupo Aval Acciones y Valores SA - Preference Shares	137,526

	Republic of Korea - 1.18%
932	Amorepacific Corp. - Preference Shares	126,941
629	LG Household & Health Care Ltd. - Preference Shares	328,967

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	PREFERRED STOCKS (Continued)
	Republic of Korea (Continued)
454	Samsung Electronics Co., Ltd. - Preference Shares	$821,214

		1,277,122

	Total Preferred Stocks (Cost $2,913,724)	4,856,989

	REAL ESTATE INVESTMENT TRUSTS - 0.11%
	South Africa - 0.11%
91,405	Fortress Income Fund Ltd. - Class A	116,283

	Total Real Estate Investment Trusts (Cost $113,393)	116,283

	SHORT TERM INVESTMENTS - 0.47%
	Money Market Funds - 0.47%
508,710	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.96% (d)	508,710

	Total Short Term Investments (Cost $508,710)	508,710

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 5.34%
	Investments Purchased with Proceeds from Securities Lending Collateral - 5.34%
5,770,820	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.34% (d)	5,770,820

	Total Investments Purchased with Proceeds from Securities Lending (Cost $5,770,820)	5,770,820

	Total Investments (Cost $85,609,614) - 105.20%	113,628,484
	Liabilities in Excess of Other Assets - (5.20)%	(5,613,137)

	TOTAL NET ASSETS - 100.00%	$108,015,347

Percentages are stated as a percent of net assets.

ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
NVDR	-	Non-Voting Depositary Receipt
(a)	Non-income producing security.
(b)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $763,181, which represents 0.71% of total net assets.
(c)	All or portion of this security is on loan.
(d)	Seven-day yield as of September 30, 2017.

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY (Unaudited)

September 30, 2017

COMMON STOCKS
Aerospace & Defense	0.29%
Airlines	1.13%
Automobiles	1.10%
Banks	13.15%
Beverages	1.08%
Capital Markets	0.70%
Chemicals	0.92%
Commercial Services & Supplies	0.13%
Communications Equipment	0.13%
Construction & Engineering	0.13%
Construction Materials	0.39%
Diversified Consumer Services	1.27%
Diversified Financial Services	0.51%
Diversified Telecommunication Services	1.27%
Electric Utilities	0.68%
Electronic Equipment, Instruments & Components	3.54%
Energy Equipment & Services	0.23%
Food & Staples Retailing	2.97%
Food Products	2.06%
Gas Utilities	0.50%
Health Care Providers & Services	0.30%
Hotels, Restaurants & Leisure	0.59%
Household Durables	1.65%
Household Products	0.34%
Independent Power and Renewable Electricity Producers	0.14%
Industrial Conglomerates	0.84%
Insurance	3.14%
Internet & Direct Marketing Retail	0.52%
Internet Software & Services	11.81%
Marine	0.18%
Media	1.81%
Metals & Mining	2.23%
Multiline Retail	0.64%
Oil, Gas & Consumable Fuels	6.06%
Paper & Forest Products	0.86%
Personal Products	0.62%
Pharmaceuticals	1.10%
Real Estate Management & Development	2.77%
Semiconductors & Semiconductor Equipment	9.59%
Software	0.13%

Specialty Retail	0.84%
Technology Hardware, Storage & Peripherals	1.57%
Textiles, Apparel & Luxury Goods	1.55%
Tobacco	0.39%
Transportation Infrastructure	0.13%
Water Utilities	0.12%
Wireless Telecommunication Services	3.08%

TOTAL COMMON STOCKS	85.18%

INVESTMENT COMPANIES
Exchange Traded Funds	9.60%

TOTAL INVESTMENT COMPANIES	9.60%

PREFERRED STOCKS
Banks	1.68%
Chemicals	0.41%
Electric Utilities	0.12%
Metals & Mining	0.67%
Oil, Gas & Consumable Fuels	0.44%
Personal Products	0.42%
Semiconductors & Semiconductor Equipment	0.76%

TOTAL PREFERRED STOCKS	4.50%

REAL ESTATE INVESTMENT TRUSTS
Real Estate Investment Trusts	0.11%

TOTAL REAL ESTATE INVESTMENT TRUSTS	0.11%

SHORT TERM INVESTMENTS
Money Market Funds	0.47%

TOTAL SHORT TERM INVESTMENTS	0.47%

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING
Investments Purchased with Proceeds from Securities Lending Collateral	5.34%

TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING	5.34%

TOTAL INVESTMENTS	105.20%
Liabilities in Excess of Other Assets	(5.20)%

TOTAL NET ASSETS	100.00%

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS - 89.67%
	Aerospace & Defense - 1.36%
427	AAR Corp.	$16,132
337	Aerojet Rocketdyne Holdings, Inc. (a)(b)	11,798
208	AeroVironment, Inc. (b)	11,257
938	Axon Enterprise, Inc. (a)(b)	21,264
992	BWX Technologies, Inc.	55,572
169	Curtiss-Wright Corp.	17,667
569	DigitalGlobe, Inc. (b)	20,057
555	Ducommun, Inc. (b)	17,788
353	Engility Holdings, Inc. (b)	12,242
317	Esterline Technologies Corp. (b)	28,578
175	HEICO Corp.	15,717
374	HEICO Corp. - Class A	28,499
346	Hexcel Corp. (a)(b)	19,867
296	Huntington Ingalls Industries, Inc.	67,026
563	KLX, Inc. (a)(b)	29,800
1,276	Kratos Defense & Security Solutions, Inc. (b)	16,690
565	Moog, Inc. - Class A (b)	47,138
493	Orbital ATK, Inc.	65,648
719	Sparton Corp. (b)	16,688
1,072	Spirit AeroSystems Holdings, Inc. - Class A	83,316
154	Teledyne Technologies, Inc. (a)(b)	24,514
741	Triumph Group, Inc. (a)	22,045
1,673	Vectrus, Inc. (b)	51,595
1,418	Wesco Aircraft Holdings, Inc. (b)	13,329

		714,227

	Air Freight & Logistics - 0.39%
636	Air Transport Services Group, Inc. (b)	15,480
155	Atlas Air Worldwide Holdings, Inc. (b)	10,199
2,482	Echo Global Logistics, Inc. (b)	46,786
226	Forward Air Corp.	12,934
303	Hub Group, Inc. - Class A (b)	13,014
8,035	Radiant Logistics, Inc. (b)	42,666
939	XPO Logistics, Inc. (a)(b)	63,645

		204,724

	Airlines - 0.39%
900	Alaska Air Group, Inc.	68,643
334	Copa Holdings SA - Class A	41,593
462	Hawaiian Holdings, Inc. (a)(b)	17,348
2,890	JetBlue Airways Corp. (b)	53,552
255	SkyWest, Inc.	11,195
425	Spirit Airlines, Inc. (b)	14,199

		206,530

	Auto Components - 1.03%
172	Adient Plc - ADR	14,446
2,352	American Axle & Manufacturing Holdings, Inc. (b)	41,348
159	Cooper-Standard Holdings, Inc. (a)(b)	18,439
1,536	Dana, Inc.	42,947
404	Dorman Products, Inc. (b)	28,935
632	Fox Factory Holding Corp. (b)	27,239
1,244	Gentex Corp.	24,631
2,143	Goodyear Tire & Rubber Co.	71,255
258	LCI Industries (a)	29,889
598	Lear Corp.	103,502
1,121	Shiloh Industries, Inc. (b)	11,658
340	Standard Motor Products, Inc.	16,405
1,594	Stoneridge, Inc. (b)	31,577

Number of Shares		Value
	Auto Components (Continued)
289	Tenneco, Inc. (a)(b)	$17,534
184	Visteon Corp. (b)	22,774
263	WABCO Holdings, Inc. (b)	38,924

		541,503

	Automobiles - 0.28%
914	Thor Industries, Inc.	115,082
674	Winnebago Industries, Inc. (a)	30,161

		145,243

	Banks - 7.06%
274	1st Source Corp.	13,919
271	American National Bankshares, Inc.	11,165
339	Ameris Bancorp	16,272
1,465	Associated Banc-Corp.	35,526
2,321	Banc of California, Inc. (a)	48,161
562	BancFirst Corp. (a)	31,893
385	Banco Latinoamericano de Comercio Exterior SA - Class E	11,334
758	BancorpSouth, Inc.	24,294
1,501	Bank of Commerce Holdings	17,261
455	Bank of Hawaii Corp.	37,929
496	Bank of the Ozarks, Inc.	23,833
617	BankUnited, Inc.	21,947
355	Bankwell Financial Group, Inc.	13,114
1,121	BCB Bancorp, Inc.	15,638
193	BOK Financial Corp.	17,192
375	Bryn Mawr Bank Corp. (a)	16,425
206	C&F Financial Corp.	11,330
553	Camden National Corp.	24,133
276	Capital Bank Financial Corp. - Class A	11,330
347	Carolina Financial Corp.	12,450
568	Cathay General Bancorp	22,834
685	CenterState Banks, Inc.	18,358
370	Century Bancorp, Inc. - Class A	29,637
210	Chemical Financial Corp.	10,975
306	Chemung Financial Corp.	14,413
444	Citizens & Northern Corp.	10,905
221	City Holding Co. (a)	15,892
404	CNB Financial Corp.	11,037
407	Columbia Banking System, Inc. (a)	17,139
887	Commerce Bancshares, Inc.	51,242
248	Community Bank Systems, Inc.	13,702
1,549	Community Bankers Trust Corp. (b)	14,251
356	Community Trust Bancorp, Inc.	16,554
1,280	ConnectOne Bancorp, Inc.	31,488
307	CU Bancorp (b)	11,904
991	Cullen Frost Bankers, Inc. (a)	94,066
645	Customers Bancorp, Inc. (b)	21,040
473	CVB Financial Corp.	11,432
219	Eagle Bancorp, Inc. (b)	14,684
1,796	East West Bancorp, Inc. (a)	107,365
1,279	Enterprise Financial Services Corp.	54,166
320	Evans Bancorp, Inc.	13,824
1,296	F.N.B. Corp.	18,183
303	Farmers Capital Bank Corp.	12,741
1,281	Farmers National Banc Corp.	19,279
288	FB Financial Corp. (b)	10,863
502	FCB Financial Holdings, Inc. - Class A (a)(b)	24,247
733	Fidelity Southern Corp.	17,328
437	First Bancorp (a)	15,037

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Banks (Continued)
2,432	First BanCorp (b)	$12,452
459	First Busey Corp.	14,394
105	First Citizens BancShares, Inc. - Class A	39,258
1,060	First Commonwealth Financial Corp.	14,978
535	First Connecticut Bancorp, Inc.	14,311
1,635	First Financial Bancorp	42,755
409	First Financial Bankshares, Inc.	18,487
627	First Financial Northwest, Inc.	10,653
598	First Foundation, Inc. (b)	10,698
658	First Guaranty Bancshares, Inc.	17,727
1,792	First Horizon National Corp.	34,317
320	First Interstate BancSystem, Inc. - Class A	12,240
677	First Merchants Corp.	29,064
405	First Mid-Illinois Bancshares, Inc.	15,552
1,790	Fulton Financial Corp.	33,562
342	German American Bancorp, Inc.	13,006
365	Glacier Bancorp, Inc.	13,782
343	Great Southern Bancorp, Inc.	19,088
1,332	Green Bancorp, Inc. (b)	31,502
550	Guaranty Bancorp	15,290
814	Hancock Holding Co.	39,438
597	HarborOne Bancorp, Inc. (b)	11,230
402	Heartland Financial U.S.A., Inc.	19,859
867	Heritage Commerce Corp.	12,337
497	Hilltop Holdings, Inc. (b)	12,922
1,268	Home BancShares, Inc.	31,979
926	Hope Bancorp, Inc. (a)	16,399
724	IBERIABANK Corp.	59,477
861	Independent Bank Corp.	19,502
879	International Bancshares Corp.	35,248
529	Investar Holding Corp.	12,749
1,515	Investors Bancorp, Inc.	20,665
981	Lakeland Bancorp, Inc.	20,012
267	Lakeland Financial Corp. (a)	13,008
518	LCNB Corp.	10,852
310	LegacyTexas Financial Group, Inc.	12,375
1,077	Live Oak Bancshares, Inc.	25,256
1,115	Macatawa Bank Corp.	11,440
833	MainSource Financial Group, Inc.	29,871
320	Mercantile Bank Corp.	11,168
366	Midland States Bancorp, Inc.	11,595
299	MutualFirst Financial, Inc.	11,497
445	National Bank Holdings Corp. - Class A	15,882
262	National Bankshares, Inc.	11,777
257	National Commerce Corp. (b)	11,000
328	Nicolet Bankshares, Inc. (b)	18,870
885	Northeast Bancorp	23,143
355	Northrim BanCorp, Inc.	12,407
357	Norwood Financial Corp.	10,896
354	Ohio Valley Banc Corp.	12,886
458	Old Line Bancshares, Inc.	12,824
1,825	Old National Bancorp	33,397
404	Old Point Financial Corp.	13,090
1,571	Old Second Bancorp, Inc.	21,130
439	Orrstown Financial Services, Inc.	10,931
908	Pacific Continental Corp.	24,471
369	Pacific Premier Bancorp, Inc. (b)	13,930
546	PacWest Bancorp (a)	27,578
240	Paragon Commercial Corp. (b)	13,550

Number of Shares		Value
	Banks (Continued)
104	Park National Corp.	$11,231
1,497	Park Sterling Corp.	18,593
1,184	Parke Bancorp, Inc.	26,285
333	Peapack Gladstone Financial Corp.	11,235
308	Peoples Bancorp of North Carolina, Inc.	10,971
577	Peoples Bancorp, Inc.	19,381
371	People’s Utah Bancorp	12,039
596	Popular, Inc.	21,420
336	Preferred Bank (a)	20,278
667	Premier Financial Bancorp, Inc.	14,534
798	Prosperity Bancshares, Inc. (a)	52,453
353	QCR Holdings, Inc.	16,061
324	Republic Bancorp, Inc. - Class A	12,600
1,297	Republic First Bancorp, Inc. (b)	11,997
511	S&T Bancorp, Inc.	20,225
438	Sandy Spring Bancorp, Inc.	18,151
647	Seacoast Banking Corp. of Florida (b)	15,457
838	ServisFirst Bancshares, Inc.	32,556
1,465	Shore Bancshares, Inc.	24,392
106	Signature Bank (b)	13,572
385	Simmons First National Corp. - Class A	22,292
781	Southern National Bancorp of Virginia, Inc.	13,269
395	Southwest Bancorp, Inc.	10,882
742	Sterling Bancorp	18,290
317	Stock Yards Bancorp, Inc.	12,046
582	Summit Financial Group, Inc.	14,934
629	Sun Bancorp, Inc.	15,631
469	Sunshine Bancorp, Inc. (b)	10,900
483	SVB Financial Group (b)	90,364
1,749	Synovus Financial Corp.	80,559
2,390	TCF Financial Corp.	40,726
496	Texas Capital Bancshares, Inc. (b)	42,557
834	The Bank of N.T. Butterfield & Son Ltd.	30,558
383	The First Bancorp, Inc.	11,609
362	The First of Long Island Corp.	11,023
498	TowneBank	16,683
289	TriCo Bancshares	11,777
827	TriState Capital Holdings, Inc. (b)	18,938
493	Triumph Bancorp, Inc. (b)	15,899
386	Trustmark Corp.	12,784
949	Two River Bancorp	18,809
342	UMB Financial Corp. (a)	25,476
1,727	Umpqua Holdings Corp.	33,694
1,103	Union Bankshares Corp.	38,936
248	Union Bankshares, Inc.	12,003
1,099	United Community Banks, Inc.	31,365
397	Univest Corp. of Pennsylvania	12,704
2,243	Valley National Bancorp	27,028
323	Washington Trust Bancorp, Inc.	18,492
299	WashingtonFirst Bankshares, Inc.	10,641
1,150	WesBanco, Inc. (a)	47,173
901	West Bancorporation, Inc.	21,984
1,071	Western Alliance Bancorp (b)	56,849
852	Wintrust Financial Corp.	66,720
608	Xenith Bankshares, Inc. (b)	19,760
1,851	Zions Bancorporation (a)	87,330

		3,703,605

	Beverages - 0.27%
220	Boston Beer Co., Inc. - Class A (a)(b)	34,364
9,877	Castle Brands, Inc. (a)(b)	13,235

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Beverages (Continued)
142	Coca-Cola Bottling Co.	$30,637
174	MGP Ingredients, Inc.	10,550
405	National Beverage Corp.	50,240

		139,026

	Biotechnology - 2.59%
775	Achaogen, Inc. (b)	12,361
473	Acorda Therapeutics, Inc. (a)(b)	11,186
153	Agios Pharmaceuticals, Inc. (b)	10,213
645	Alkermes Plc (a)(b)	32,792
346	Alnylam Pharmaceuticals, Inc. (a)(b)	40,651
2,238	AMAG Pharmaceuticals, Inc. (a)(b)	41,291
746	Amicus Therapeutics, Inc. (a)(b)	11,250
3,336	Array BioPharma, Inc. (b)	41,033
187	Avexis, Inc. (a)(b)	18,088
1,165	Bioverativ, Inc. (b)	66,487
235	Bluebird Bio, Inc. (b)	32,277
375	Blueprint Medicines Corp. (b)	26,126
817	Calithera Biosciences, Inc. (b)	12,868
756	Cara Therapeutics, Inc. (a)(b)	10,350
1,991	ChemoCentryx, Inc. (b)	14,773
320	Clovis Oncology, Inc. (b)	26,368
3,127	Conatus Pharmaceuticals, Inc. (b)	17,167
582	CytomX Therapeutics, Inc. (b)	10,575
492	Dynavax Technologies Corp. (b)	10,578
627	Eagle Pharmaceuticals, Inc. (b)	37,394
285	Emergent BioSolutions, Inc. (b)	11,528
202	Esperion Therapeutics, Inc. (b)	10,124
563	Exact Sciences Corp. (b)	26,529
1,434	Exelixis, Inc. (b)	34,746
193	FibroGen, Inc. (a)(b)	10,383
409	Foundation Medicine, Inc. (a)(b)	16,442
984	Genomic Health, Inc. (b)	31,577
1,509	ImmunoGen, Inc. (b)	11,544
2,007	Immunomedics, Inc. (b)	28,058
1,618	Insys Therapeutics, Inc. (b)	14,368
498	Ionis Pharmaceuticals, Inc. (b)	25,249
1,398	Jounce Therapeutics, Inc. (a)(b)	21,781
246	Kite Pharma, Inc. (b)	44,233
115	Loxo Oncology, Inc. (b)	10,594
8,741	Matinas BioPharma Holdings, Inc. (a)(b)	11,538
3,378	MiMedx Group, Inc. (a)(b)	40,131
2,389	Myriad Genetics, Inc. (b)	86,434
2,235	Natera, Inc. (b)	28,809
16,100	PDL BioPharma, Inc. (a)(b)	54,579
1,878	Pieris Pharmaceuticals, Inc. (b)	10,817
198	Portola Pharmaceuticals, Inc. (b)	10,698
500	PTC Therapeutics, Inc. (b)	10,005
146	Puma Biotechnology, Inc. (b)	17,483
260	Repligen Corp. (a)(b)	9,963
199	Sage Therapeutics, Inc. (a)(b)	12,398
782	Seattle Genetics, Inc. (b)	42,549
1,010	Spectrum Pharmaceuticals, Inc. (a)(b)	14,211
171	TESARO, Inc. (b)	22,076
1,200	United Therapeutics Corp. (a)(b)	140,628
1,290	Vanda Pharmaceuticals, Inc. (b)	23,091
2,390	Veracyte, Inc. (b)	20,960
553	Versartis, Inc. (b)	1,355
832	Xencor, Inc. (b)	19,069

		1,357,778

Number of Shares		Value
	Building Products - 1.33%
2,118	A. O. Smith Corp.	$125,873
727	AAON, Inc. (a)	25,063
663	Allegion Plc	57,330
173	American Woodmark Corp. (b)	16,651
348	Apogee Enterprises, Inc.	16,794
1,941	Builders FirstSource, Inc. (b)	34,919
357	Caesarstone, Ltd. (b)	10,639
780	Continental Building Products, Inc. (b)	20,280
1,236	Fortune Brands Home & Security, Inc.	83,096
319	JELD-WEN Holding, Inc. (b)	11,331
393	Lennox International, Inc.	70,335
156	Masonite International Corp. (b)	10,795
982	Owens Corning, Inc. (b)	75,958
137	Patrick Industries, Inc. (b)	11,522
555	Quanex Building Products Corp.	12,737
312	Simpson Manufacturing Co., Inc.	15,300
512	Trex Co., Inc. (b)	46,116
269	Universal Forest Products, Inc.	26,405
835	USG Corp. (b)	27,263

		698,407

	Capital Markets - 2.65%
1,629	Artisan Partners Asset Management, Inc. - Class A (a)	53,105
1,972	B. Riley Financial, Inc.	33,623
3,067	BGC Partners, Inc. - Class A	44,379
537	CBOE Holdings, Inc. (a)	57,797
573	Cohen & Steers, Inc.	22,628
106	Diamond Hill Investment Group, Inc.	22,509
2,561	Donnelley Financial Solutions, Inc. (b)	55,215
2,716	E*TRADE Financial Corp. (b)	118,445
1,353	Eaton Vance Corp.	66,798
643	Evercore Partners, Inc. - Class A	51,601
539	FactSet Research Systems, Inc. (a)	97,079
1,243	Federated Investors, Inc. - Class B (a)	36,917
1,208	Greenhill & Co., Inc. (a)	20,053
276	HFF, Inc. - Class A	10,918
748	Houlihan Lokey, Inc.	29,269
602	INTL. FCStone, Inc. (b)	23,069
1,871	Lazard Ltd. - Class A - ADR (a)	84,607
599	Legg Mason, Inc. (a)	23,547
1,302	LPL Financial Holdings, Inc.	67,144
363	MarketAxess Holdings, Inc.	66,977
743	Moelis & Co. - Class A	31,986
478	Morningstar, Inc.	40,625
922	MSCI, Inc.	107,782
1,699	OM Asset Management Plc	25,349
376	PJT Partners, Inc. - Class A	14,404
2,329	Pzena Investment Management, Inc. - Class A	25,363
1,551	SEI Investments Co.	94,704
974	Virtu Financial, Inc. - Class A (a)	15,779
1,568	Waddell & Reed Financial, Inc. - Class A (a)	31,470
258	Westwood Holdings Group, Inc.	17,356

		1,390,498

	Chemicals - 1.73%
395	A. Schulman, Inc.	13,489
272	AdvanSix, Inc. (b)	10,812
2,035	AgroFresh Solutions, Inc. (a)(b)	14,306
831	American Vanguard Corp.	19,030
281	Ashland Global Holdings, Inc.	18,375

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Chemicals (Continued)
1,344	Axalta Coating Systems, Ltd. (b)	$38,869
284	Cabot Corp.	15,847
638	CF Industries Holdings, Inc. (a)	22,432
222	Chase Corp.	24,731
779	Core Molding Technologies, Inc.	17,091
487	Ferro Corp. (b)	10,860
1,858	FutureFuel Corp.	29,245
595	GCP Applied Technologies, Inc. (b)	18,267
203	H.B. Fuller Co. (a)	11,786
2,022	Huntsman Corp.	55,443
828	Ingevity Corp. (b)	51,725
257	Innophos Holdings, Inc.	12,642
2,512	Intrepid Potash, Inc. (b)	10,952
599	KMG Chemicals, Inc. (d)	32,873
281	Koppers Holdings, Inc. (b)	12,968
687	Kronos Worldwide, Inc.	15,684
191	Minerals Technologies, Inc.	13,494
81	NewMarket Corp.	34,486
1,503	Olin Corp. (a)	51,478
2,853	Platform Specialty Products Corp. (b)	31,811
325	PolyOne Corp.	13,010
196	Quaker Chemical Corp.	28,998
1,320	Rayonier Advanced Materials, Inc.	18,084
655	RPM International, Inc.	33,628
150	Sensient Technologies Corp.	11,538
279	Stepan Co. (a)	23,341
997	The Chemours Co.	50,458
210	The Scotts Miracle-Gro Co. - Class A (a)	20,441
752	Trinseo SA	50,459
1,089	Tronox, Ltd. - Class A	22,978
1,170	Valvoline, Inc.	27,437
204	Westlake Chemical Corp.	16,950

		906,018

	Commercial Services & Supplies - 1.88%
2,731	ACCO Brands Corp. (b)	32,499
4,073	ARC Document Solutions, Inc. (b)	16,659
703	Avery Dennison Corp.	69,133
243	Barrett Business Services, Inc. (a)	13,737
1,008	Casella Waste Systems, Inc. - Class A (b)	18,950
629	Comfort Systems USA, Inc.	22,455
1,590	Copart, Inc. (b)	54,648
539	Deluxe Corp.	39,326
1,131	Essendant, Inc.	14,895
681	Healthcare Services Group, Inc.	36,754
868	Heritage-Crystal Clean, Inc. (b)	18,879
1,750	Herman Miller, Inc.	62,825
813	HNI Corp.	33,715
1,145	InnerWorkings, Inc. (a)(b)	12,881
857	Interface, Inc.	18,768
352	KAR Auction Services, Inc.	16,805
4,551	Kimball International, Inc. - Class B	89,973
814	Knoll, Inc.	16,280
902	LSC Communications, Inc.	14,892
476	MSA Safety, Inc.	37,847
902	Pitney Bowes, Inc.	12,637
641	Quad/Graphics, Inc.	14,493
1,520	Rollins, Inc.	70,133
415	SP Plus Corp. (b)	16,393
2,012	Steelcase, Inc. - Class A	30,985

Number of Shares		Value
	Commercial Services & Supplies (Continued)
2,013	Sykes Enterprises, Inc. (b)	$58,699
897	Team, Inc. (a)(b)	11,975
568	Tetra Tech, Inc.	26,440
761	The Brinks Co.	64,114
402	Viad Corp.	24,482
639	West Corp.	14,997

		987,269

	Communications Equipment - 1.53%
582	Acacia Communications, Inc. (a)(b)	27,412
848	ADTRAN, Inc.	20,352
205	Applied Optoelectronics, Inc. (a)(b)	13,257
491	Arista Networks, Inc. (b)	93,099
2,169	ARRIS International Plc (b)	61,795
3,435	Brocade Communications Systems, Inc.	41,048
2,729	Calix, Inc. (b)	13,781
1,376	Ciena Corp. (b)	30,231
1,147	Clearfield, Inc. (b)	15,599
1,893	CommScope Holding Co., Inc. (b)	62,867
494	Comtech Telecommunications Corp.	10,142
2,114	Digi International, Inc. (b)	22,408
527	EchoStar Corp. - Class A (b)	30,160
7,657	Extreme Networks, Inc. (b)	91,042
969	Finisar Corp. (b)	21,483
500	InterDigital, Inc. (a)	36,875
1,623	KVH Industries, Inc. (b)	19,395
368	Lumentum Holdings, Inc. (a)(b)	20,001
279	NETGEAR, Inc. (b)	13,280
1,520	NetScout Systems, Inc. (a)(b)	49,172
1,515	Oclaro, Inc. (a)(b)	13,074
344	Plantronics, Inc. (a)	15,212
1,248	Quantenna Communications, Inc. (b)	20,979
3,650	Sonus Networks, Inc. (b)	27,923
339	Ubiquiti Networks, Inc. (a)(b)	18,991
1,527	Viavi Solutions, Inc. (a)(b)	14,445

		804,023

	Construction & Engineering - 0.76%
957	AECOM (a)(b)	35,227
660	Aegion Corp. (a)(b)	15,365
248	Argan, Inc. (a)	16,678
203	Dycom Industries, Inc. (b)	17,434
423	EMCOR Group, Inc.	29,348
746	Fluor Corp. (a)	31,407
3,147	HC2 Holdings, Inc. (b)	16,616
896	IES Holdings, Inc. (a)(b)	15,501
662	Jacobs Engineering Group, Inc. (a)	38,575
854	KBR, Inc.	15,269
621	MasTec, Inc. (b)	28,814
465	MYR Group, Inc. (b)	13,550
500	NV5 Global, Inc. (b)	27,325
2,495	Orion Group Holdings, Inc. (b)	16,367
505	Primoris Services Corp.	14,857
765	Quanta Services, Inc. (a)(b)	28,588
1,495	Sterling Construction Co., Inc. (b)	22,769
576	Tutor Perini Corp. (a)(b)	16,358

		400,048

	Construction Materials - 0.13%
137	Eagle Materials, Inc.	14,618
507	Summit Materials, Inc. - Class A (b)	16,239

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Construction Materials (Continued)
162	United States Lime & Minerals, Inc.	$13,608
278	US Concrete, Inc. (a)(b)	21,211

		65,676

	Consumer Finance - 0.89%
203	Credit Acceptance Corp. (b)	56,875
3,453	Enova International, Inc. (b)	46,443
1,290	EZCORP, Inc. - Class A (a)(b)	12,255
170	FirstCash, Inc.	10,735
427	Green Dot Corp. - Class A (b)	21,171
6,540	Navient Corp.	98,231
510	Nelnet, Inc. - Class A	25,755
648	PRA Group, Inc. (a)(b)	18,565
2,519	Regional Management Corp. (b)	60,985
3,790	Santander Consumer USA Holdings, Inc. (a)(b)	58,252
5,225	SLM Corp. (b)	59,931

		469,198

	Containers & Packaging - 0.97%
308	AptarGroup, Inc.	26,584
541	Bemis Co., Inc. (a)	24,653
1,101	Berry Plastics Group, Inc. (b)	62,372
1,256	Crown Holdings, Inc. (a)(b)	75,008
1,549	Graphic Packaging Holding Co.	21,609
314	Greif, Inc. - Class A (a)	18,382
172	Greif, Inc. - Class B	11,051
2,215	Myers Industries, Inc.	46,404
1,321	Owens-Illinois, Inc. (a)(b)	33,236
949	Packaging Corp. of America	108,831
1,158	Sealed Air Corp.	49,470
776	Silgan Holdings, Inc.	22,838
383	UFP Technologies, Inc. (b)	10,762

		511,200

	Distributors - 0.04%
623	Core-Mark Holding Co., Inc.	20,023

	Diversified Consumer Services - 1.80%
3,362	Adtalem Global Education, Inc.	120,528
1,527	American Public Education, Inc. (b)	32,143
3,874	Bridgepoint Education, Inc. (b)	37,190
188	Bright Horizons Family Solutions, Inc. (b)	16,207
3,846	Cambium Learning Group, Inc. (b)	25,499
491	Capella Education Co.	34,444
3,491	Career Education Corp. (b)	36,271
433	Carriage Services, Inc. (a)	11,085
2,460	Chegg, Inc. (b)	36,506
1,315	Collectors Universe, Inc.	31,521
87	Graham Holdings Co. - Class B	50,904
638	Grand Canyon Education, Inc. (b)	57,943
4,372	H&R Block, Inc. (a)	115,771
1,275	Hillenbrand, Inc.	49,534
1,159	Houghton Mifflin Harcourt Co. (b)	13,966
2,317	K12, Inc. (b)	41,335
1,030	Liberty Tax, Inc.	14,832
2,606	Regis Corp. (b)	37,188
746	Service Corp. International	25,737
744	ServiceMaster Global Holdings, Inc. (b)	34,767
751	Sotheby’s - Class A (b)	34,629
505	Strayer Education, Inc.	44,071
1,024	Weight Watchers International, Inc. (b)	44,595

		946,666

Number of Shares		Value
	Diversified Financial Services - 0.25%
707	Encore Capital Group, Inc. (a)(b)	$31,320
684	Fidelity National Financial, Inc. (a)(b)	11,731
933	NewStar Financial, Inc.	10,953
2,196	Tiptree, Inc. - Class A	13,725
831	Voya Financial, Inc.	33,149
361	World Acceptance Corp. (b)	29,923

		130,801

	Diversified Telecommunication Services - 0.28%
233	Cogent Communications Holdings, Inc.	11,394
313	General Communication, Inc. - Class A (b)	12,767
2,097	IDT Corp. - Class B	29,526
97	Straight Path Communications, Inc. - Class B (b)	17,525
6,705	Vonage Holdings Corp. (a)(b)	54,579
649	Zayo Group Holdings, Inc. (b)	22,338

		148,129

	Electric Utilities - 0.65%
298	ALLETE, Inc. (a)	23,032
280	El Paso Electric Co.	15,470
1,736	Great Plains Energy, Inc.	52,601
718	Hawaiian Electric Industries, Inc.	23,960
183	IDACORP, Inc.	16,091
154	MGE Energy, Inc.	9,948
866	OGE Energy Corp.	31,202
599	Pinnacle West Capital Corp.	50,651
596	PNM Resources, Inc.	24,019
520	Portland General Electric Co.	23,733
1,279	Spark Energy, Inc. - Class A (a)	19,185
303	Unitil Corp.	14,986
696	Westar Energy, Inc.	34,522

		339,400

	Electrical Equipment - 0.59%
551	Atkore International Group, Inc. (b)	10,750
344	Belden, Inc. (a)	27,702
662	Brady Corp. - Class A	25,123
232	Encore Wire Corp.	10,388
253	EnerSys (a)	17,500
258	Franklin Electric Co., Inc.	11,571
347	Generac Holdings, Inc. (a)(b)	15,938
327	Hubbell, Inc.	37,938
527	II-VI, Inc. (a)(b)	21,686
1,967	LSI Industries, Inc.	13,002
442	Powell Industries, Inc.	13,256
450	Regal Beloit Corp.	35,550
740	Sensata Technologies Holding NV (b)	35,572
1,499	Vicor Corp. (b)	35,376

		311,352

	Electronic Equipment, Instruments & Components - 3.06%
842	Anixter International, Inc. (a)(b)	71,570
791	Arrow Electronics, Inc. (b)	63,604
473	Avnet, Inc.	18,589
1,250	AVX Corp.	22,787
654	Bel Fuse, Inc. - Class B	20,405
1,066	Benchmark Electronics, Inc. (b)	36,404
1,808	CDW Corp.	119,328
763	Cognex Corp.	84,144
130	Coherent, Inc. (a)(b)	30,572
1,716	Control4 Corp. (a)(b)	50,553
2,185	Daktronics, Inc.	23,095

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Electronic Equipment, Instruments & Components (Continued)
571	Dolby Laboratories, Inc. - Class A (a)	$32,844
2,170	Electro Scientific Industries, Inc. (b)	30,206
3,074	Fitbit, Inc. - Class A (b)	21,395
400	FLIR Systems, Inc.	15,564
428	Insight Enterprises, Inc. (b)	19,654
408	IPG Photonics Corp. (a)(b)	75,504
3,876	Iteris, Inc. (b)	25,775
503	Itron, Inc. (b)	38,957
1,661	Jabil, Inc. (a)	47,422
1,312	KEMET Corp. (b)	27,723
1,344	Keysight Technologies, Inc. (b)	55,991
867	Kimball Electronics, Inc. (b)	18,771
1,326	Knowles Corp. (a)(b)	20,248
107	Littelfuse, Inc.	20,959
285	Mercury Systems, Inc. (a)(b)	14,786
519	Methode Electronics, Inc.	21,980
295	MTS Systems Corp.	15,768
1,714	Napco Security Technologies, Inc. (b)	16,626
1,509	National Instruments Corp.	63,635
501	Novanta, Inc. (b)	21,844
926	PC Connection, Inc.	26,104
793	PCM, Inc. (b)	11,102
474	Plexus Corp. (b)	26,582
166	Rogers Corp. (b)	22,124
1,984	Sanmina Corp. (b)	73,706
544	ScanSource, Inc. (b)	23,746
290	Tech Data Corp. (b)	25,766
2,242	Trimble, Inc. (b)	87,998
1,874	TTM Technologies, Inc. (b)	28,803
112	Universal Display Corp.	14,431
1,951	Vishay Intertechnology, Inc.	36,679
733	Zebra Technologies Corp. - Class A (b)	79,589

		1,603,333

	Energy Equipment & Services - 0.58%
3,336	Archrock, Inc.	41,867
2,521	Atwood Oceanics, Inc. (a)(b)	23,672
1,148	Diamond Offshore Drilling, Inc. (a)(b)	16,646
341	Dril-Quip, Inc. (a)(b)	15,055
1,111	Exterran Corp. (b)	35,119
2,600	Noble Corp. Plc (b)	11,960
846	Oceaneering International, Inc. (a)(b)	22,225
639	Oil States International, Inc. (b)	16,199
776	RigNet, Inc. (b)	13,347
3,414	Rowan Cos., Inc. - Class A (b)	43,870
3,540	Transocean, Ltd. - ADR (a)(b)	38,090
1,295	Unit Corp. (a)(b)	26,651

		304,701

	Food & Staples Retailing - 0.92%
532	Casey’s General Stores, Inc. (a)	58,227
1,791	Diplomat Pharmacy, Inc. (b)	37,092
1,090	Ingles Markets, Inc. - Class A	28,013
2,198	Natural Grocers by Vitamin Cottage, Inc. (b)	12,265
897	Performance Food Group Co. (b)	25,340
186	PriceSmart, Inc.	16,600
11,965	Rite Aid Corp. (a)(b)	23,451
1,656	SpartanNash Co. (a)	43,669
1,732	Sprouts Farmers Market, Inc. (a)(b)	32,510
757	SUPERVALU, Inc. (b)	16,465

Number of Shares		Value
	Food & Staples Retailing (Continued)
1,314	The Chefs’ Warehouse, Inc. (a)(b)	$25,360
883	United Natural Foods, Inc. (b)	36,724
1,831	US Foods Holding Corp. (b)	48,888
1,158	Village Super Market, Inc. - Class A	28,649
1,093	Weis Markets, Inc.	47,545

		480,798

	Food Products - 1.13%
1,270	Blue Buffalo Pet Products, Inc. (a)(b)	36,004
1,264	Darling International, Inc. (a)(b)	22,145
3,399	Dean Foods Co.	36,981
1,330	Farmer Brothers Co. (b)	43,691
2,192	Flowers Foods, Inc. (a)	41,232
612	Fresh Del Monte Produce, Inc.	27,822
1,758	Freshpet, Inc. (b)	27,513
1,124	Hostess Brands, Inc. (b)	15,354
530	Ingredion, Inc.	63,939
571	Lamb Weston Holdings, Inc.	26,774
127	Lancaster Colony Corp.	15,255
1,659	Lifeway Foods, Inc. (b)	14,765
1,120	Omega Protein Corp. (a)	18,648
345	Pilgrim’s Pride Corp. (b)	9,801
1,046	Pinnacle Foods, Inc.	59,800
320	Post Holdings, Inc. (b)	28,246
237	Sanderson Farms, Inc. (a)	38,280
799	Snyder’s-Lance, Inc.	30,474
352	The Hain Celestial Group, Inc. (b)	14,485
293	TreeHouse Foods, Inc. (a)(b)	19,845

		591,054

	Gas Utilities - 0.49%
414	Atmos Energy Corp.	34,710
407	National Fuel Gas Co. (a)	23,040
378	New Jersey Resources Corp.	15,933
163	Northwest Natural Gas Co. (a)	10,497
502	ONE Gas, Inc.	36,967
378	RGC Resources, Inc.	10,800
300	South Jersey Industries, Inc.	10,359
190	Southwest Gas Holdings, Inc.	14,748
209	Spire, Inc. (a)	15,602
1,398	UGI Corp.	65,510
237	WGL Holdings, Inc.	19,955

		258,121

	Health Care Equipment & Supplies - 3.95%
331	Abaxis, Inc.	14,779
778	ABIOMED, Inc. (b)	131,171
754	Alere, Inc. (b)	38,446
314	Analogic Corp.	26,297
1,268	AngioDynamics, Inc. (b)	21,670
5,550	Antares Pharma, Inc. (b)	17,982
886	AtriCure, Inc. (b)	19,820
59	Atrion Corp.	39,648
2,504	AxoGen, Inc. (b)	48,452
332	Cantel Medical Corp.	31,264
1,253	Cardiovascular Systems, Inc. (b)	35,272
196	CONMED Corp.	10,284
902	CryoLife, Inc. (b)	20,475
2,205	Cutera, Inc. (b)	91,177
1,099	DexCom, Inc. (a)(b)	53,769
1,053	Entellus Medical, Inc. (b)	19,438

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Health Care Equipment & Supplies (Continued)
638	Exactech, Inc. (b)	$21,022
599	FONAR Corp. (b)	18,269
649	Glaukos Corp. (a)(b)	21,417
2,206	Globus Medical, Inc. - Class A (a)(b)	65,562
776	Haemonetics Corp. (a)(b)	34,819
739	Halyard Health, Inc. (b)	33,277
709	Heska Corp. (b)	62,456
650	Hill-Rom Holdings, Inc.	48,100
110	ICU Medical, Inc. (b)	20,444
665	Inogen, Inc. (a)(b)	63,242
691	Insulet Corp. (b)	38,060
750	Integer Holdings Corp. (b)	38,363
593	Integra LifeSciences Holdings Corp. (b)	29,935
820	K2M Group Holdings, Inc. (b)	17,392
1,876	Lantheus Holdings, Inc. (b)	33,393
1,427	LeMaitre Vascular, Inc.	53,398
283	LivaNova Plc (b)	19,827
631	Masimo Corp. (b)	54,619
1,166	Meridian Bioscience, Inc. (a)	16,674
423	Merit Medical Systems, Inc. (a)(b)	17,914
451	Natus Medical, Inc. (b)	16,913
232	Neogen Corp. (b)	17,971
478	Novocure Ltd. (b)	9,488
1,228	NuVasive, Inc. (a)(b)	68,105
1,161	NxStage Medical, Inc. (b)	32,044
1,229	OraSure Technologies, Inc. (a)(b)	27,653
638	Orthofix International NV (b)	30,146
1,134	Oxford Immunotec Global Plc (b)	19,051
286	Penumbra, Inc. (a)(b)	25,826
858	Pulse Biosciences, Inc. (a)(b)	15,967
1,115	ResMed, Inc. (a)	85,810
5,868	STAAR Surgical Co. (b)	73,057
464	STERIS Plc (a)	41,018
516	SurModics, Inc. (b)	15,996
1,954	Tactile Systems Technology, Inc. (a)(b)	60,476
204	Teleflex, Inc.	49,362
330	The Cooper Companies, Inc. (a)	78,246
146	Utah Medical Products, Inc.	10,738
527	West Pharmaceutical Services, Inc.	50,729
563	Wright Medical Group NV (a)(b)	14,565

		2,071,288

	Health Care Providers & Services - 2.55%
331	Acadia Healthcare Co., Inc. (a)(b)	15,809
1,390	Aceto Corp.	15,610
555	Addus HomeCare Corp. (b)	19,591
516	Almost Family, Inc. (b)	27,709
925	Amedisys, Inc. (b)	51,763
855	American Renal Associates Holdings, Inc. (b)	12,799
1,069	AMN Healthcare Services, Inc. (a)(b)	48,853
8,380	BioScrip, Inc. (b)	23,045
1,015	BioTelemetry, Inc. (b)	33,495
1,787	Brookdale Senior Living, Inc. (b)	18,942
234	Chemed Corp. (a)	47,280
1,001	Civitas Solutions, Inc. (b)	18,468
3,648	Community Health Systems, Inc. (b)	28,017
359	CorVel Corp. (b)	19,530
5,394	Cross Country Healthcare, Inc. (a)(b)	76,757
1,137	Envision Healthcare Corp. (a)(b)	51,108

Number of Shares		Value
	Health Care Providers & Services (Continued)
10,200	Genesis Healthcare, Inc. (b)	$11,832
592	HealthEquity, Inc. (a)(b)	29,943
1,150	HealthSouth Corp. (a)	53,302
3,220	Kindred Healthcare, Inc.	21,896
189	Landauer, Inc.	12,720
787	LHC Group, Inc. (b)	55,814
432	LifePoint Health, Inc. (a)(b)	25,013
253	Magellan Health Services, Inc. (b)	21,834
612	MEDNAX, Inc. (b)	26,389
1,120	Molina Healthcare, Inc. (b)	77,011
164	National Healthcare Corp.	10,261
1,763	National Research Corp. - Class A	66,465
765	Owens & Minor, Inc. (a)	22,338
532	Patterson Cos., Inc.	20,562
1,108	PerkinElmer, Inc.	76,419
601	PharMerica Corp. (b)	17,609
361	Premier, Inc. - Class A (b)	11,758
4,506	R1 RCM, Inc. (b)	16,717
5,556	RadNet, Inc. (b)	64,172
633	Select Medical Holdings Corp. (a)(b)	12,154
1,273	Surgery Partners, Inc. (b)	13,176
453	Teladoc, Inc. (a)(b)	15,017
419	Tivity Health, Inc. (b)	17,095
1,845	Triple-S Management Corp. - Class B (b)	43,690
508	WellCare Health Plans, Inc. (b)	87,244

		1,339,207

	Health Care Technology - 0.65%
2,306	Allscripts Healthcare Solutions, Inc. (a)(b)	32,814
272	athenahealth, Inc. (a)(b)	33,826
2,655	Castlight Health, Inc. - Class B (b)	11,417
357	Cotiviti Holdings, Inc. (b)	12,845
532	Medidata Solutions, Inc. (b)	41,528
389	Omnicell, Inc. (a)(b)	19,858
5,284	Quality Systems, Inc. (a)(b)	83,117
1,387	Simulations Plus, Inc.	21,499
966	Veeva Systems, Inc. - Class A (a)(b)	54,492
958	Vocera Communications, Inc. (b)	30,052

		341,448

	Hotels, Restaurants & Leisure - 2.37%
1,982	Aramark	80,489
48	Biglari Holdings, Inc. (b)	15,998
243	Bob Evans Farms, Inc.	18,835
747	Bojangles’, Inc. (b)	10,084
693	Boyd Gaming Corp. (a)	18,053
1,253	Brinker International, Inc. (a)	39,921
339	Buffalo Wild Wings, Inc. (b)	35,832
770	Caesars Acquisition Co. - Class A (b)	16,517
2,568	Caesars Entertainment Corp. (a)(b)	34,283
3,135	Callaway Golf Co.	45,238
2,607	Century Casinos, Inc. (b)	21,403
504	Cheesecake Factory, Inc. (a)(b)	21,228
990	Choice Hotels International, Inc.	63,261
127	Churchill Downs, Inc.	26,187
100	Cracker Barrel Old Country Store, Inc. (a)	15,162
258	Dave & Buster’s Entertainment, Inc. (b)	13,540
1,351	Del Taco Restaurants, Inc. (b)	20,724
1,622	Denny’s Corp. (b)	20,194
559	Domino’s Pizza, Inc. (a)	110,989
428	Dunkin’ Brands Group, Inc. (a)	22,718

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Hotels, Restaurants & Leisure (Continued)
403	Eldorado Resorts, Inc. (b)	$10,337
885	Extended Stay America, Inc.	17,700
843	Fiesta Restaurant Group, Inc. (a)(b)	16,017
1,275	Fogo De Chao, Inc. (b)	15,810
440	Hyatt Hotels Corp. - Class A (b)	27,188
922	ILG, Inc. (a)	24,645
1,368	International Game Technology Plc	33,584
252	Jack in the Box, Inc.	25,684
681	La Quinta Holdings, Inc. (b)	11,918
242	Marriott Vacations Worldwide Corp.	30,136
274	Nathan’s Famous, Inc. (b)	20,262
387	Papa John’s International, Inc.	28,278
1,180	Penn National Gaming, Inc. (a)(b)	27,600
1,363	Pinnacle Entertainment, Inc. (b)	29,046
393	Planet Fitness, Inc. - Class A	10,603
2,394	Potbelly Corp. (b)	29,686
481	RCI Hospitality Holdings, Inc.	11,905
166	Red Robin Gourmet Burgers, Inc. (b)	11,122
1,273	Ruth’s Hospitality Group, Inc.	26,669
535	Scientific Games Corp. - Class A (b)	24,530
809	SeaWorld Entertainment, Inc.	10,509
180	Six Flags Entertainment Corp.	10,969
423	Sonic Corp. (a)	10,765
745	Speedway Motorsports, Inc.	15,869
304	Texas Roadhouse, Inc. (a)(b)	14,939
1,941	The Wendy’s Co.	30,144
203	Vail Resorts, Inc. (a)	46,308
590	Wingstop, Inc. (a)	19,618

		1,242,497

	Household Durables - 1.67%
906	AV Homes, Inc. (b)	15,538
697	Bassett Furniture Industries, Inc.	26,277
1,217	Beazer Homes USA, Inc. (b)	22,807
417	CalAtlantic Group, Inc.	15,275
858	Ethan Allen Interiors, Inc.	27,799
377	Flexsteel Industries, Inc.	19,114
3,118	GoPro, Inc. - Class A (a)(b)	34,329
2,156	Green Brick Partners, Inc. (b)	21,344
218	Helen of Troy, Ltd. (a)(b)	21,124
676	Hooker Furniture Corp.	32,279
9,989	Hovnanian Enterprises, Inc. - Class A (b)	19,279
412	Installed Building Products, Inc. (a)(b)	26,698
480	iRobot Corp. (b)	36,989
2,848	KB Home (a)	68,694
953	La-Z-Boy, Inc.	25,636
1,132	Lifetime Brands, Inc.	20,716
766	M.D.C Holdings, Inc.	25,439
249	Meritage Homes Corp. (b)	11,056
38	NVR, Inc. (b)	108,490
1,868	PulteGroup, Inc. (a)	51,052
728	Taylor Morrison Home Corp. - Class A (b)	16,052
408	Tempur Sealy International, Inc. (a)(b)	26,324
1,323	Toll Brothers, Inc. (a)	54,865
329	TopBuild Corp. (a)(b)	21,441
1,276	TRI Pointe Group, Inc. (b)	17,621
642	Tupperware Brands Corp.	39,688
400	Universal Electronics, Inc. (b)	25,360
2,710	ZAGG, Inc. (b)	42,682

		873,968

Number of Shares		Value
	Household Products - 0.34%
537	Central Garden & Pet Co. (b)	$20,857
653	Central Garden & Pet Co. - Class A (b)	24,285
467	Energizer Holdings, Inc.	21,505
2,401	HRG Group, Inc. (b)	37,480
242	Oil-Dri Corp. of America	11,841
124	Spectrum Brands Holdings, Inc. (a)	13,134
438	WD-40 Co.	49,012

		178,114

	Independent Power and Renewable Electricity Producers - 0.78%
18,511	Atlantic Power Corp. (b)	45,352
4,516	Calpine Corp. (b)	66,611
5,822	Dynegy, Inc. (b)	56,997
2,749	NRG Energy, Inc.	70,347
2,258	NRG Yield, Inc. - Class A	42,834
2,316	NRG Yield, Inc. - Class C	44,699
244	Ormat Technologies, Inc.	14,896
388	Pattern Energy Group, Inc.	9,351
2,311	TerraForm Power, Inc. - Class A (b)	30,551
1,417	Vistra Energy Corp.	26,484

		408,122

	Industrial Conglomerates - 0.22%
276	Carlisle Companies, Inc.	27,680
2,707	McDermott International, Inc. (a)(b)	19,680
523	Otter Tail Corp.	22,672
467	Raven Industries, Inc.	15,131
4	Seaboard Corp.	18,020
110	Standex International Corp.	11,682

		114,865

	Insurance - 3.65%
97	Alleghany Corp. (b)	53,739
1,252	American Equity Investment Life Holding Co.	36,408
951	American Financial Group, Inc.	98,381
1,119	AMERISAFE, Inc. (a)	65,126
1,659	AmTrust Financial Services, Inc.	22,330
213	Argo Group International Holdings, Ltd.	13,100
1,775	Arthur J. Gallagher & Co.	109,251
330	Aspen Insurance Holdings, Ltd.	13,332
731	Assurant, Inc.	69,825
1,871	Assured Guaranty, Ltd. (a)	70,630
711	Axis Capital Holdings, Ltd.	40,747
1,685	Brown & Brown, Inc.	81,200
1,653	CNO Financial Group, Inc.	38,581
4,301	Crawford & Co. - Class B	51,440
685	Donegal Group, Inc. - Class A	11,049
707	eHealth, Inc. (b)	16,890
662	Employers Holdings, Inc.	30,088
49	Enstar Group Ltd. (b)	10,895
419	Erie Indemnity Co. - Class A	50,519
526	Everest Re Group, Ltd.	120,133
328	Fidelity & Guaranty Life	10,184
1,194	First American Financial Corp.	59,664
458	Global Indemnity Ltd. (b)	19,419
519	HCI Group, Inc.	19,852
725	Health Insurance Innovations, Inc. - Class A (b)	10,512
843	Heritage Insurance Holdings, Inc. (a)	11,136
279	Horace Mann Educators Corp.	10,979
208	Infinity Property & Casualty Corp.	19,594

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Insurance (Continued)
124	Investors Title Co.	$22,205
470	James River Group Holdings, Ltd.	19,496
201	Kemper Corp.	10,653
1,066	Kingstone Cos., Inc.	17,376
85	National Western Life Group, Inc. - Class A	29,665
1,532	Old Republic International Corp.	30,165
626	Primerica, Inc.	51,050
590	ProAssurance Corp.	32,243
686	Reinsurance Group of America, Inc.	95,718
464	RenaissanceRe Holdings, Ltd.	62,705
391	RLI Corp.	22,428
147	Safety Insurance Group, Inc.	11,216
612	Selective Insurance Group, Inc.	32,956
1,043	State National Cos., Inc. (a)	21,893
269	The Hanover Insurance Group, Inc.	26,074
185	The Navigators Group, Inc.	10,795
893	Third Point Reinsurance, Ltd. (b)	13,931
1,279	Torchmark Corp.	102,435
1,750	Universal Insurance Holdings, Inc.	40,250
374	Validus Holdings, Ltd.	18,405
1,191	W.R. Berkley Corp. (a)	79,487

		1,916,150

	Internet & Direct Marketing Retail - 0.86%
2,650	1-800-Flowers.Com, Inc. - Class A (a)(b)	26,102
1,341	Duluth Holdings, Inc. - Class B (a)(b)	27,209
1,570	Etsy, Inc. (b)	26,502
874	FTD Cos., Inc. (b)	11,397
8,004	Groupon, Inc. (b)	41,621
830	HSN, Inc.	32,411
1,853	Lands’ End, Inc. (a)(b)	24,460
415	Liberty Ventures - Series A (b)	23,883
838	Nutrisystem, Inc. (a)	46,844
1,462	Overstock.com, Inc. (b)	43,421
707	PetMed Express, Inc. (a)	23,437
514	Shutterfly, Inc. (b)	24,919
793	TripAdvisor, Inc. (a)(b)	32,140
974	Wayfair, Inc. - Class A (a)(b)	65,648

		449,994

	Internet Software & Services - 3.58%
1,671	2U, Inc. (b)	93,643
4,855	Aerohive Networks, Inc. (b)	19,857
698	Alarm.com Holdings, Inc. (b)	31,536
2,536	Amber Road, Inc. (b)	19,477
2,309	Angie’s List, Inc. (b)	28,770
1,923	Appfolio, Inc. - Class A (b)	92,208
1,259	Apptio, Inc. - Class A (b)	23,254
1,777	Bankrate, Inc. (b)	24,789
2,160	Bazaarvoice, Inc. (b)	10,692
1,578	Blucora, Inc. (b)	39,923
2,035	Box, Inc. - Class A (a)(b)	39,316
3,529	Brightcove, Inc. (b)	25,409
237	BroadSoft, Inc. (a)(b)	11,921
1,506	Carbonite, Inc. (b)	33,132
1,338	Care.com, Inc. (b)	21,261
632	Cars.com, Inc. (a)(b)	16,818
2,174	ChannelAdvisor Corp. (b)	25,001
470	Cimpress NV (b)	45,900
1,786	CommerceHub, Inc. - Series A (b)	40,310

Number of Shares		Value
	Internet Software & Services (Continued)
1,847	CommerceHub, Inc. - Series C (b)	$39,434
607	Cornerstone OnDemand, Inc. (b)	24,650
225	CoStar Group, Inc. (b)	60,356
18,020	DHI Group, Inc. (b)	46,852
260	Envestnet, Inc. (b)	13,260
1,718	Five9, Inc. (b)	41,060
526	GoDaddy, Inc. - Class A (b)	22,886
218	GrubHub, Inc. (a)(b)	11,480
349	GTT Communications, Inc. (b)	11,046
3,005	Hortonworks, Inc. (b)	50,935
873	IAC InterActive Corp. (b)	102,647
1,272	Instructure, Inc. (a)(b)	42,167
782	j2 Global, Inc. (a)	57,774
2,185	Leaf Group, Ltd. (b)	15,077
2,398	LivePerson, Inc. (b)	32,493
344	LogMeIn, Inc.	37,857
1,307	Match Group, Inc. (a)(b)	30,309
678	MINDBODY, Inc. - Class A (b)	17,526
553	New Relic, Inc. (b)	27,539
2,526	NIC, Inc. (a)	43,321
3,344	Ominto, Inc. (b)	15,048
2,199	Pandora Media, Inc. (a)(b)	16,932
430	Q2 Holdings, Inc. (a)(b)	17,910
6,293	QuinStreet, Inc. (b)	46,254
1,601	Quotient Technology, Inc. (b)	25,056
494	Shutterstock, Inc. (b)	16,445
179	SPS Commerce, Inc. (b)	10,151
269	Stamps.com, Inc. (b)	54,513
2,794	TechTarget, Inc. (b)	33,360
5,327	The Meet Group, Inc. (b)	19,390
170	The Trade Desk, Inc. - Class A (b)	10,457
4,511	TrueCar, Inc. (a)(b)	71,229
214	Tucows, Inc. - Class A (b)	12,530
340	Twilio, Inc. - Class A (a)(b)	10,149
1,374	Web.com Group, Inc. (b)	34,350
1,735	XO Group, Inc. (b)	34,127
1,098	Yelp, Inc. - Class A (a)(b)	47,543
701	Zillow Group, Inc. - Class C (a)(b)	28,187

		1,875,517

	IT Services - 3.02%
567	Acxiom Corp. (b)	13,971
2,160	Blackhawk Network Holdings, Inc. (a)(b)	94,608
2,269	Booz Allen Hamilton Holding Corp. - Class A	84,838
953	Broadridge Financial Solutions, Inc.	77,021
396	CACI International, Inc. - Class A (b)	55,183
793	Cardtronics Plc - Class A (b)	18,247
1,812	Conduent, Inc. (b)	28,394
3,676	Convergys Corp.	95,172
970	CoreLogic, Inc. (b)	44,833
1,294	CSG Systems International, Inc.	51,889
2,124	CSRA, Inc. (a)	68,542
226	DST Systems, Inc.	12,403
470	EPAM Systems, Inc. (b)	41,327
379	Euronet Worldwide, Inc. (a)(b)	35,925
2,727	Everi Holdings, Inc. (b)	20,698
1,520	EVERTEC, Inc.	24,092
538	ExlService Holdings, Inc. (b)	31,376
540	Forrester Research, Inc.	22,599
756	Gartner, Inc. (b)	94,054

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	IT Services (Continued)
1,645	Genpact, Ltd. (a)	$47,294
5,812	Information Services Group, Inc. (b)	23,364
765	Leidos Holdings, Inc.	45,303
668	ManTech International Corp. - Class A	29,492
1,785	Maximus, Inc.	115,133
1,853	Perficient, Inc. (a)(b)	36,449
6,897	Planet Payment, Inc. (b)	29,588
848	Sabre Corp.	15,349
660	Science Applications International Corp.	44,121
2,319	Square, Inc. - Class A (a)(b)	66,810
2,831	StarTek, Inc. (b)	33,264
1,262	Syntel, Inc.	24,798
840	TeleTech Holdings, Inc. (a)	35,070
2,154	The Hackett Group, Inc.	32,719
2,118	Travelport Worldwide, Ltd.	33,253
2,157	Unisys Corp. (b)	18,335
1,141	VeriFone Systems, Inc. (a)(b)	23,139
447	Virtusa Corp. (b)	16,888

		1,585,541

	Leisure Products - 0.89%
651	Acushnet Holdings Corp. (a)	11,562
1,726	American Outdoor Brands Corp. (b)	26,321
829	Brunswick Corp.	46,399
509	Johnson Outdoors, Inc. - Class A	37,300
970	Malibu Boats, Inc. - Class A (a)(b)	30,691
1,817	Marine Products Corp.	29,163
4,608	MCBC Holdings, Inc. (b)	93,911
1,169	Nautilus, Inc. (b)	19,756
373	Polaris Industries, Inc. (a)	39,027
860	Pool Corp.	93,026
504	Sturm, Ruger & Company, Inc. (a)	26,057
692	Vista Outdoor, Inc. (b)	15,874

		469,087

	Life Sciences Tools & Services - 1.00%
153	Bio-Rad Laboratories, Inc. - Class A (b)	34,000
84	Bio-Techne Corp.	10,155
1,386	Bruker Corp.	41,233
437	Charles River Laboratories International, Inc. (b)	47,205
2,959	Enzo Biochem, Inc. (b)	30,981
795	INC Research Holdings, Inc. - Class A (b)	41,578
1,245	Luminex Corp.	25,311
1,775	Medpace Holdings, Inc. (b)	56,622
1,108	NanoString Technologies, Inc. (b)	17,905
883	PAREXEL International Corp. (b)	77,775
296	PRA Health Sciences, Inc. (b)	22,546
2,393	QIAGEN NV	75,385
1,392	VWR Corp. (b)	46,089

		526,785

	Machinery - 3.55%
604	AGCO Corp.	44,557
225	Alamo Group, Inc.	24,158
182	Albany International Corp. - Class A	10,447
1,024	Allison Transmission Holdings, Inc.	38,431
388	Altra Industrial Motion Corp.	18,663
260	Badger Meter, Inc.	12,740
583	Barnes Group, Inc. (a)	41,067
585	Blue Bird Corp. (b)	12,051

Number of Shares		Value
	Machinery (Continued)
398	Chart Industries, Inc. (b)	$15,614
197	CIRCOR International, Inc.	10,723
716	Colfax Corp. (a)(b)	29,814
1,234	Columbus McKinnon Corp.	46,732
501	Crane Co.	40,075
1,055	Donaldson Co., Inc.	48,467
612	Douglas Dynamics, Inc.	24,113
232	EnPro Industries, Inc.	18,683
347	ESCO Technologies, Inc.	20,803
501	Federal Signal Corp.	10,661
1,026	FreightCar America, Inc.	20,069
624	Gencor Industries, Inc. (b)	11,014
385	Gorman Rupp Co.	12,539
639	Graco, Inc.	79,038
1,983	Hardinge, Inc.	30,280
1,042	Harsco Corp. (a)(b)	21,778
263	Hurco Companies, Inc.	10,941
139	Hyster-Yale Materials Handling, Inc.	10,625
788	IDEX Corp.	95,718
418	ITT, Inc.	18,505
792	John Bean Technologies Corp. (a)	80,071
241	Kadant, Inc.	23,751
667	Kennametal, Inc.	26,907
506	L.B. Foster Co. - Class A (b)	11,511
623	Lincoln Electric Holdings, Inc. (a)	57,117
205	Lydall, Inc. (b)	11,746
1,278	Manitowoc Co., Inc. (b)	11,502
1,403	Meritor, Inc. (b)	36,492
893	Mueller Water Products, Inc. - Class A	11,430
146	NACCO Industries, Inc. - Class A	12,527
335	Navistar International Corp. (b)	14,763
535	NN, Inc.	15,515
398	Nordson Corp.	47,163
635	Omega Flex, Inc.	45,618
697	Oshkosh Corp.	57,530
396	Park-Ohio Holdings Corp.	18,058
326	Proto Labs, Inc. (b)	26,178
103	RBC Bearings, Inc. (a)(b)	12,890
789	Rexnord Corp. (b)	20,048
409	Snap-on, Inc. (a)	60,945
197	Sun Hydraulics Corp.	10,638
346	Tennant Co.	22,905
1,239	Terex Corp. (a)	55,780
568	The Eastern Co.	16,302
441	The Greenbrier Companies, Inc.	21,234
142	The Middleby Corp. (a)(b)	18,200
428	The Timken Co.	20,779
1,201	Toro Co.	74,534
1,320	TriMas Corp. (b)	35,640
819	Trinity Industries, Inc.	26,126
570	Twin Disc, Inc. (b)	10,608
118	Valmont Industries, Inc.	18,656
2,017	Wabash National Corp. (a)	46,028
214	Wabtec Corp. (a)	16,211
527	Welbilt, Inc. (b)	12,147
1,180	Xylem, Inc. (a)	73,903

		1,859,759

	Marine - 0.08%
2,458	Costamare, Inc.	15,191
374	Kirby Corp. (b)	24,665

		39,856

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Media - 1.28%
240	AMC Networks, Inc. - Class A (a)(b)	$14,033
1,454	Ascent Capital Group, Inc. - Class A (b)	18,960
52	Cable One, Inc.	37,550
4,264	Central European Media Enterprises Ltd. - Class A (b)	17,269
996	Entercom Communications Corp. - Class A (a)	11,404
3,330	Gannett Co., Inc.	29,970
1,048	Gray Television, Inc. (a)(b)	16,454
462	John Wiley & Sons, Inc. - Class A	24,717
528	Liberty Media Corp. - Liberty Braves (b)	13,343
310	Liberty Media Group - Class A (a)(b)	11,312
906	Liberty Media Group - Class C (b)	34,510
866	Lions Gate Entertainment Corp. - Class A (b)	28,968
574	Lions Gate Entertainment Corp. - Class B (a)(b)	18,247
1,506	Live Nation Entertainment, Inc. (a)(b)	65,586
398	Meredith Corp. (a)	22,089
1,208	MSG Networks, Inc. - Class A (b)	25,610
1,628	New Media Investment Group, Inc.	24,078
170	Nexstar Media Group, Inc. - Class A	10,591
2,516	Salem Media Group, Inc.	16,606
644	Scholastic Corp. (a)	23,957
729	Sinclair Broadcast Group, Inc. - Class A (a)	23,364
1,573	TEGNA, Inc.	20,968
1,955	The Interpublic Group of Companies, Inc. (a)	40,644
71	The Madison Square Garden Co. - Class A (b)	15,201
1,653	The New York Times Co. - Class A	32,399
1,427	Time, Inc.	19,264
1,836	Townsquare Media, Inc. - Class A (b)	18,360
253	Tribune Media Co. - Class A	10,338
780	tronc, Inc. (b)	11,333
641	World Wrestling Entertainment, Inc. - Class A	15,096

		672,221

	Metals & Mining - 0.83%
5,725	AK Steel Holding Corp. (a)(b)	32,003
1,015	Alcoa Corp. (a)(b)	47,319
256	Carpenter Technology Corp. (a)	12,296
1,224	Century Aluminum Co. (b)	20,294
1,751	Cleveland-Cliffs, Inc. (b)	12,520
1,287	Coeur Mining, Inc. (b)	11,827
3,195	Ferroglobe Representation & Warranty Insurance Trust (b)(c)	0
503	Gibraltar Industries, Inc. (a)(b)	15,668
610	Handy & Harman Ltd. (b)	19,855
540	Materion Corp.	23,301
892	Olympic Steel, Inc.	19,624
593	Reliance Steel & Aluminum Co. (a)	45,169
176	Royal Gold, Inc.	15,143
1,153	Ryerson Holding Corp. (b)	12,510
707	Schnitzer Steel Industries, Inc. - Class A	19,902
1,757	Steel Dynamics, Inc.	60,564
1,976	SunCoke Energy, Inc. (b)	18,061
1,376	United States Steel Corp. (a)	35,308
314	Worthington Industries, Inc. (a)	14,444

		435,808

	Multiline Retail - 0.70%
822	Big Lots, Inc. (a)	44,035
677	Burlington Stores, Inc. (a)(b)	64,626
343	Dillard’s, Inc. - Class A (a)	19,232

Number of Shares		Value
	Multiline Retail (Continued)
3,163	Fred’s, Inc. - Class A (a)	$20,370
6,902	J.C. Penney Co., Inc. (b)	26,297
2,231	Kohl’s Corp. (a)	101,845
1,387	Nordstrom, Inc.	65,397
511	Ollie’s Bargain Outlet Holdings, Inc. (b)	23,710

		365,512

	Multi-Utilities - 0.34%
981	Alliant Energy Corp. (a)	40,780
294	Avista Corp.	15,220
311	Black Hills Corp.	21,419
1,637	MDU Resources Group, Inc.	42,480
520	NorthWestern Corp. (a)	29,609
407	Vectren Corp.	26,768

		176,276

	Oil, Gas & Consumable Fuels - 0.87%
312	Adams Resources & Energy, Inc.	12,948
137	Arch Coal, Inc. - Class A	9,828
129	Chesapeake Utilities Corp.	10,094
4,953	Cloud Peak Energy, Inc. (b)	18,128
1,537	CONSOL Energy, Inc. (a)(b)	26,037
437	CVR Energy, Inc. (a)	11,318
427	Delek US Holdings, Inc.	11,414
2,527	Dorian LPG, Ltd. (a)(b)	17,234
2,204	Evolution Petroleum Corp.	15,869
963	Green Plains, Inc.	19,405
2,294	Hallador Energy Co.	13,122
1,022	HollyFrontier Corp. (a)	36,761
593	Murphy Oil Corp.	15,750
7,211	Overseas Shipholding Group, Inc. - Class A (b)	18,965
2,644	Pacific Ethanol, Inc. (b)	14,674
516	Par Pacific Holdings, Inc. (b)	10,733
760	PBF Energy, Inc. - Class A (a)	20,984
560	Peabody Energy Corp. (b)	16,246
814	Renewable Energy Group, Inc. (a)(b)	9,890
853	Targa Resources Corp.	40,347
15,243	Teekay Tankers Ltd. - Class A	24,694
1,733	Tellurian, Inc. (b)	18,508
4,000	Westmoreland Coal Co. (b)	10,200
3,214	Whiting Petroleum Corp. (b)	17,548
1,111	World Fuel Services Corp. (a)	37,674

		458,371

	Paper & Forest Products - 0.20%
555	Boise Cascade Co. (b)	19,370
511	Domtar Corp. (a)	22,172
1,302	KapStone Paper and Packaging Corp. (a)	27,980
972	Louisiana-Pacific Corp. (b)	26,322
268	Schweitzer-Mauduit International, Inc.	11,111

		106,955

	Personal Products - 0.69%
255	Edgewell Personal Care Co. (b)	18,557
1,006	Herbalife, Ltd. (b)	68,237
433	Inter Parfums, Inc.	17,861
1,476	Medifast, Inc.	87,630
1,438	Natural Health Trends Corp.	34,368
1,819	Nature’s Sunshine Products, Inc.	18,463
999	Nu Skin Enterprises, Inc. - Class A	61,419
929	USANA Health Sciences, Inc. (b)	53,603

		360,138

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Pharmaceuticals - 1.22%
216	Aerie Pharmaceuticals, Inc. (a)(b)	$10,498
751	Akorn, Inc. (b)	24,926
727	Amphastar Pharmaceuticals, Inc. (b)	12,991
596	Assembly Biosciences, Inc. (b)	20,812
821	Catalent, Inc. (a)(b)	32,774
3,327	Corcept Therapeutics, Inc. (a)(b)	64,211
5,605	Depomed, Inc. (a)(b)	32,453
4,527	Endo International Plc (b)	38,774
3,558	Horizon Pharma Plc (b)	45,115
1,193	Impax Laboratories, Inc. (b)	24,218
1,116	Intersect ENT, Inc. (b)	34,763
2,019	Lannett Co., Inc. (a)(b)	37,250
1,234	Mallinckrodt Plc (b)	46,115
487	Omeros Corp. (b)	10,529
372	Pacira Pharmaceuticals, Inc. (b)	13,969
1,033	Phibro Animal Health Corp. - Class A	38,273
608	Prestige Brands Holdings, Inc. (a)(b)	30,455
4,372	SciClone Pharmaceuticals, Inc. (b)	48,966
2,616	Sucampo Pharmaceuticals, Inc. - Class A (a)(b)	30,869
1,034	Supernus Pharmaceuticals, Inc. (b)	41,360

		639,321

	Professional Services - 1.40%
4,510	Acacia Research Corp. (b)	20,521
1,417	BG Staffing, Inc. (a)	23,451
1,552	CBIZ, Inc. (b)	25,220
422	CRA International, Inc.	17,323
1,236	Franklin Covey Co. (b)	25,091
504	FTI Consulting, Inc. (a)(b)	17,882
381	GP Strategies Corp. (b)	11,754
556	Heidrick & Struggles International, Inc.	11,759
428	Huron Consulting Group, Inc. (b)	14,680
520	ICF International, Inc. (b)	28,054
212	Insperity, Inc.	18,656
496	Kelly Services, Inc. - Class A	12,445
1,318	Kforce, Inc.	26,624
507	Korn/Ferry International	19,991
903	ManpowerGroup, Inc. (a)	106,391
708	Mistras Group, Inc. (b)	14,514
1,639	Navigant Consulting, Inc. (b)	27,732
965	On Assignment, Inc. (a)(b)	51,801
1,372	Resources Connection, Inc.	19,071
2,013	Robert Half International, Inc.	101,334
1,202	RPX Corp. (b)	15,963
251	The Advisory Board Co. (a)(b)	13,460
258	The Dun & Bradstreet Corp.	30,034
349	TriNet Group, Inc. (b)	11,733
1,336	TrueBlue, Inc. (b)	29,993
230	VSE Corp.	13,078
837	Willdan Group, Inc. (b)	27,169

		735,724

	Real Estate Management & Development - 0.70%
3,910	Altisource Portfolio Solutions SA (a)(b)	101,152
1,887	Forestar Group, Inc. (b)	33,494
306	Jones Lang LaSalle, Inc. (a)	37,791
1,593	Marcus & Millichap, Inc. (a)(b)	42,995
2,165	Maui Land & Pineapple Co, Inc. (b)	30,202
321	RE/MAX Holdings, Inc. - Class A (a)	20,399

Number of Shares		Value
	Real Estate Management & Development (Continued)
1,822	Realogy Holdings Corp.	$60,035
799	The RMR Group, Inc. - Class A	41,029

		367,097

	Road & Rail - 0.62%
26	AMERCO	9,747
1,586	ArcBest Corp.	53,052
1,073	Avis Budget Group, Inc. (a)(b)	40,838
386	Genesee & Wyoming, Inc. - Class A (b)	28,568
613	Knight-Swift Transportation Holdings, Inc.	25,452
580	Landstar System, Inc.	57,797
363	Old Dominion Freight Line, Inc. (b)	39,970
2,412	Roadrunner Transportation Systems, Inc. (b)	22,986
252	Ryder System, Inc.	21,307
255	Saia, Inc. (b)	15,976
294	Werner Enterprises, Inc.	10,746

		326,439

	Semiconductors & Semiconductor Equipment - 2.85%
505	Advanced Energy Industries, Inc. (b)	40,784
7,532	Advanced Micro Devices, Inc. (a)(b)	96,033
239	Ambarella, Inc. (b)	11,713
3,038	Amkor Technology, Inc. (b)	32,051
879	Axcelis Technologies, Inc. (b)	24,041
1,166	AXT, Inc. (b)	10,669
1,139	Brooks Automation, Inc.	34,580
358	Cabot Microelectronics Corp.	28,615
334	Cavium, Inc. (a)(b)	22,024
1,151	Cirrus Logic, Inc. (b)	61,371
438	Cohu, Inc.	10,442
983	Cree, Inc. (b)	27,711
1,560	Cypress Semiconductor Corp. (a)	23,431
1,068	Diodes, Inc. (b)	31,965
2,811	DSP Group, Inc. (b)	36,543
1,147	Entegris, Inc. (b)	33,091
812	First Solar, Inc. (a)(b)	37,254
689	Ichor Holdings, Ltd. (b)	18,465
394	Impinj, Inc. (a)(b)	16,394
832	Integrated Device Technology, Inc. (a)(b)	22,114
1,401	IXYS Corp. (b)	33,204
290	MACOM Technology Solutions Holdings, Inc. (a)(b)	12,937
3,029	Marvell Technology Group, Ltd. - ADR	54,219
667	Microsemi Corp. (b)	34,337
571	MKS Instruments, Inc.	53,931
832	Monolithic Power Systems, Inc.	88,650
877	Nanometrics, Inc. (b)	25,258
322	NVE Corp.	25,428
4,378	ON Semiconductor Corp. (a)(b)	80,862
2,648	Photronics, Inc. (b)	23,435
7,186	Pixelworks, Inc. (b)	33,846
755	Power Integrations, Inc. (a)	55,266
1,845	Rambus, Inc. (b)	24,631
1,090	Rudolph Technologies, Inc. (b)	28,667
503	Semtech Corp. (b)	18,888
5,401	Sigma Designs, Inc. (b)	34,026
198	Silicon Laboratories, Inc. (a)(b)	15,820
2,439	Teradyne, Inc. (a)	90,950
1,361	Ultra Clean Holdings, Inc. (a)(b)	41,674
520	Veeco Instruments, Inc. (a)(b)	11,128
1,166	Versum Materials, Inc. (a)	45,264

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment (Continued)
2,302	Xcerra Corp. (b)	$22,675
702	Xperi Corp.	17,761

		1,492,148

	Software - 4.06%
1,571	8x8, Inc. (b)	21,209
4,865	A10 Networks, Inc. (b)	36,779
649	ACI Worldwide, Inc. (a)(b)	14,784
1,011	Agilysys, Inc. (b)	12,081
1,048	American Software, Inc. - Class A	11,905
1,108	ANSYS, Inc. (b)	135,985
1,181	Aspen Technology, Inc. (a)(b)	74,179
861	Atlassian Corp. Plc - Class A (b)	30,264
844	Barracuda Networks, Inc. (a)(b)	20,450
425	Blackbaud, Inc.	37,315
3,310	Cadence Design System, Inc. (b)	130,646
421	Callidus Software, Inc. (b)	10,378
979	CommVault Systems, Inc. (b)	59,523
168	Ellie Mae, Inc. (a)(b)	13,798
263	ePlus, Inc. (b)	24,314
712	Everbridge, Inc. (a)(b)	18,811
1,805	Exa Corp. (b)	43,645
257	Fair Isaac Corp. (a)	36,109
939	Fortinet, Inc. (b)	33,654
664	Gigamon, Inc. (a)(b)	27,988
2,698	Glu Mobile, Inc. (b)	10,144
208	Guidewire Software, Inc. (a)(b)	16,195
515	HubSpot, Inc. (b)	43,286
320	Imperva, Inc. (b)	13,888
710	Jack Henry & Associates, Inc.	72,981
962	Manhattan Associates, Inc. (b)	39,990
142	MicroStrategy, Inc. - Class A (b)	18,135
2,264	Mitek Systems, Inc. (a)(b)	21,508
8,689	MobileIron, Inc. (b)	32,149
780	Model N, Inc. (b)	11,661
3,512	Nuance Communications, Inc. (a)(b)	55,209
465	Paycom Software, Inc. (a)(b)	34,856
854	Pegasystems, Inc.	49,233
2,176	Progress Software Corp.	83,058
173	Proofpoint, Inc. (a)(b)	15,089
984	PROS Holdings, Inc. (b)	23,744
968	PTC, Inc. (a)(b)	54,479
927	QAD, Inc. - Class A	31,842
364	Qualys, Inc. (a)(b)	18,855
1,767	Rapid7, Inc. (a)(b)	31,099
2,358	RealNetworks, Inc. (b)	11,318
822	RealPage, Inc. (b)	32,798
1,398	RingCentral, Inc. - Class A (b)	58,367
2,667	Rosetta Stone, Inc. (b)	27,230
921	Silver Spring Networks, Inc. (b)	14,893
744	Splunk, Inc. (b)	49,424
993	SS&C Technologies Holdings, Inc. (a)	39,869
2,304	Synchronoss Technologies, Inc. (b)	21,496
535	Tableau Software, Inc. - Class A (b)	40,066
562	Take-Two Interactive Software, Inc. (b)	57,453
7,400	The Rubicon Project, Inc. (b)	28,786
1,188	TiVo Corp.	23,582
60	Tyler Technologies, Inc. (b)	10,459
578	Upland Software, Inc. (b)	12,230

Number of Shares		Value
	Software (Continued)
901	Varonis Systems, Inc. (b)	$37,752
2,018	VASCO Data Security International, Inc. (b)	24,317
865	Verint Systems, Inc. (a)(b)	36,200
3,413	Workiva, Inc. (b)	71,161
825	Zendesk, Inc. (b)	24,016
5,185	Zix Corp. (a)(b)	25,355
3,683	Zynga, Inc. - Class A (b)	13,922

		2,131,912

	Specialty Retail - 3.93%
1,581	Aaron’s, Inc.	68,979
3,108	Abercrombie & Fitch Co. - Class A	44,880
2,623	American Eagle Outfitters, Inc. (a)	37,509
979	America’s Car-Mart, Inc. (b)	40,261
220	Asbury Automotive Group, Inc. (b)	13,442
13,828	Ascena Retail Group, Inc. (b)	33,879
253	AutoNation, Inc. (a)(b)	12,007
1,870	Barnes & Noble Education, Inc. (b)	12,174
2,488	Barnes & Noble, Inc.	18,909
1,650	Bed Bath & Beyond, Inc. (a)	38,726
2,898	Big 5 Sporting Goods Corp. (a)	22,170
2,502	Build-A-Bear Workshop, Inc. (b)	22,893
1,182	Caleres, Inc.	36,075
560	Camping World Holdings, Inc. - Class A	22,814
5,859	Chico’s FAS, Inc.	52,438
1,115	Citi Trends, Inc.	22,155
856	Conn’s, Inc. (a)(b)	24,096
1,061	Dick’s Sporting Goods, Inc. (a)	28,658
1,254	DSW, Inc. - Class A	26,936
4,127	Express, Inc. (b)	27,899
616	Five Below, Inc. (a)(b)	33,806
397	Floor & Decor Holdings, Inc. (b)	15,455
1,324	Foot Locker, Inc.	46,631
2,551	Francesca’s Holdings Corp. (a)(b)	18,775
3,138	GameStop Corp. - Class A (a)	64,831
873	Genesco, Inc. (b)	23,222
1,879	GNC Holdings, Inc. - Class A (a)	16,610
183	Group 1 Automotive, Inc. (a)	13,260
849	Guess?, Inc.	14,459
2,397	Haverty Furniture Cos., Inc.	62,682
1,720	Hibbett Sports, Inc. (a)(b)	24,510
1,778	J. Jill, Inc. (a)(b)	19,362
3,057	Kirkland’s, Inc. (b)	34,942
193	Lithia Motors, Inc. - Class A (a)	23,220
1,374	Lumber Liquidators Holdings, Inc. (b)	53,559
700	MarineMax, Inc. (b)	11,585
222	Monro, Inc.	12,443
240	Murphy USA, Inc. (b)	16,560
8,138	Office Depot, Inc. (a)	36,947
231	Penske Automotive Group, Inc.	10,989
5,549	Pier 1 Imports, Inc.	23,250
6,113	Rent-A-Center, Inc. (a)	70,177
346	REX American Resources Corp. (b)	32,465
647	RH (a)(b)	45,497
1,804	Sally Beauty Holdings, Inc. (b)	35,322
1,009	Select Comfort Corp. (b)	31,329
1,211	Shoe Carnival, Inc.	27,102
498	Signet Jewelers Ltd. (a)	33,142
4,349	Sportsman’s Warehouse Holdings, Inc. (a)(b)	19,614
1,325	Systemax, Inc.	35,020

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Specialty Retail (Continued)
1,951	Tailored Brands, Inc. (a)	$28,172
1,332	The Buckle, Inc. (a)	22,444
1,241	The Cato Corp. - Class A	16,418
694	The Children’s Place, Inc. (a)	81,996
9,664	The Container Store Group, Inc. (b)	40,685
2,121	The Finish Line, Inc. - Class A (a)	25,516
2,846	The Michaels Cos., Inc. (a)(b)	61,104
1,732	Tile Shop Holdings, Inc.	21,996
6,109	Tilly’s, Inc. - Class A	73,247
1,930	Urban Outfitters, Inc. (a)(b)	46,127
2,137	Vitamin Shoppe, Inc. (b)	11,433
999	Williams Sonoma, Inc. (a)	49,810
232	Winmark Corp.	30,566
2,120	Zumiez, Inc. (b)	38,372

		2,061,552

	Technology Hardware, Storage & Peripherals - 0.54%
2,305	3D Systems Corp. (a)(b)	30,864
4,908	Avid Technology, Inc. (b)	22,282
541	Cray, Inc. (b)	10,523
608	Electronics for Imaging, Inc. (a)(b)	25,949
1,131	NCR Corp. (a)(b)	42,435
2,380	Pure Storage, Inc. - Class A (a)(b)	38,056
3,754	Quantum Corp. (b)	22,975
687	Synaptics, Inc. (a)(b)	26,917
1,881	Teradata Corp. (a)(b)	63,559

		283,560

	Textiles, Apparel & Luxury Goods - 1.61%
562	Carter’s, Inc. (a)	55,497
846	Columbia Sportswear Co.	52,097
7,310	Crocs, Inc. (a)(b)	70,907
331	Culp, Inc.	10,840
562	Deckers Outdoor Corp. (b)	38,446
2,652	Fossil Group, Inc. (a)(b)	24,743
725	G-III Apparel Group, Ltd. (b)	21,039
739	lululemon athletica, Inc. (b)	46,003
1,909	Michael Kors Holdings Ltd. (b)	91,346
770	Movado Group, Inc.	21,560
490	Oxford Industries, Inc.	31,135
1,992	Perry Ellis International, Inc. (b)	47,131
688	Ralph Lauren Corp.	60,744
1,498	Skechers U.S.A., Inc. - Class A (b)	37,585
1,419	Steven Madden, Ltd. (a)(b)	61,443
1,066	Superior Uniform Group, Inc.	24,411
213	UniFirst Corp.	32,269
2,836	Vera Bradley, Inc. (b)	24,985
461	Weyco Group, Inc.	13,083
2,656	Wolverine World Wide, Inc. (a)	76,626

		841,890

	Thrifts & Mortgage Finance - 1.54%
508	Astoria Financial Corp.	10,922
1,058	Bank Mutual Corp.	10,739
648	BankFinancial Corp.	10,297
464	Berkshire Hills Bancorp, Inc.	17,980
1,401	BofI Holding, Inc. (a)(b)	39,887
910	Brookline Bancorp, Inc.	14,105
895	Charter Financial Corp.	16,584
747	Entegra Financial Corp. (b)	18,638

Number of Shares		Value
	Thrifts & Mortgage Finance (Continued)
488	Federal Agricultural Mortgage Corp. - Class C	$35,497
843	Flagstar Bancorp, Inc. (b)	29,910
242	Hingham Institution for Savings	46,045
375	Home Bancorp, Inc.	15,683
953	HomeStreet, Inc. (b)	25,731
4,804	Impac Mortgage Holdings, Inc. (b)	62,740
74	LendingTree, Inc. (a)(b)	18,089
520	Malvern Bancorp, Inc. (b)	13,910
583	Meridian Bancorp, Inc.	10,873
216	Meta Financial Group, Inc.	16,934
1,828	New York Community Bancorp, Inc. (a)	23,563
2,960	NMI Holdings, Inc. - Class A (b)	36,704
638	Northwest Bancshares, Inc.	11,018
559	OceanFirst Financial Corp.	15,367
1,028	PennyMac Financial Services, Inc. - Class A (b)	18,298
2,453	People’s United Financial, Inc. (a)	44,497
2,986	Radian Group, Inc. (a)	55,808
1,303	Riverview Bancorp, Inc.	10,945
323	Southern Missouri Bancorp, Inc.	11,786
546	Timberland Bancorp, Inc.	17,112
739	United Financial Bancorp, Inc.	13,516
875	Walker & Dunlop, Inc. (a)(b)	45,789
1,653	Washington Federal, Inc. (a)	55,624
973	Waterstone Financial, Inc.	18,974
1,177	Western New England Bancorp, Inc.	12,829

		806,394

	Tobacco - 0.06%
281	Universal Corp.	16,101
658	Vector Group, Ltd.	13,477

		29,578

	Trading Companies & Distributors - 1.76%
512	Air Lease Corp. (a)	21,821
540	Applied Industrial Technologies, Inc. (a)	35,532
1,328	Beacon Roofing Supply, Inc. (b)	68,060
1,328	BMC Stock Holdings, Inc. (a)(b)	28,353
357	CAI International, Inc. (b)	10,824
1,598	DXP Enterprises, Inc. (b)	50,321
563	EnviroStar, Inc.	15,567
317	GATX Corp.	19,515
894	GMS, Inc. (b)	31,648
1,102	H&E Equipment Services, Inc.	32,178
1,925	HD Supply Holdings, Inc. (b)	69,435
3,828	Huttig Building Products, Inc. (b)	27,026
2,213	Lawson Products, Inc. (b)	55,768
1,098	MRC Global, Inc. (b)	19,204
575	MSC Industrial Direct Co., Inc. - Class A	43,453
955	Neff Corp. - Class A (b)	23,875
1,082	NOW, Inc. (a)(b)	14,942
672	Rush Enterprises, Inc. - Class A (b)	31,107
588	Rush Enterprises, Inc. - Class B (b)	25,649
1,051	SiteOne Landscape Supply, Inc. (a)(b)	61,063
616	Textainer Group Holdings Ltd. (b)	10,564
1,280	Titan Machinery, Inc. (a)(b)	19,878
473	Triton International Ltd.	15,741
480	United Rentals, Inc. (a)(b)	66,595
1,289	Univar, Inc. (b)	37,291
503	Veritiv Corp. (b)	16,348
227	Watsco, Inc. - Class A (a)	36,563
577	WESCO International, Inc. (b)	33,610

		921,931

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Water Utilities - 0.15%
201	American States Water Co.	$9,899
548	Aqua America, Inc.	18,188
891	Cadiz, Inc. (b)	11,316
268	California Water Service Group	10,224
2,116	Consolidated Water Co., Ltd. - Ordinary Shares	27,085

		76,712

	Wireless Telecommunication Services - 0.13%
684	Boingo Wireless, Inc. (b)	14,617
287	Shenandoah Telecommunications Co.	10,676
1,003	Telephone & Data Systems, Inc.	27,974
434	United States Cellular Corp. (b)	15,364

		68,631

	Total Common Stocks (Cost $34,829,384)	47,029,719

	INVESTMENT COMPANIES - 3.33%
	Exchange Traded Funds - 3.33%
16,312	Vanguard Extended Market ETF	1,747,505

	Total Investment Companies (Cost $1,459,181)	1,747,505

	REAL ESTATE INVESTMENT TRUSTS - 6.03%
	Real Estate Investment Trusts - 6.03%
2,354	AG Mortgage Investment Trust, Inc.	45,291
5,412	AGNC Investment Corp.	117,332
363	Alexandria Real Estate Equities, Inc.	43,186
216	American Campus Communities, Inc.	9,536
1,811	American Homes 4 Rent - Class A	39,317
3,560	Anworth Mortgage Asset Corp. (a)	21,396
456	Apartment Investment & Management Co. - Class A	20,000
1,662	Apollo Commercial Real Estate Finance, Inc.	30,099
986	Apple Hospitality REIT, Inc.	18,645
1,064	Ares Commercial Real Estate Corp.	14,162
766	Armada Hoffler Properties, Inc.	10,578
1,437	ARMOUR Residential REIT, Inc.	38,655
3,309	Ashford Hospitality Prime, Inc. (a)	31,435
8,510	Ashford Hospitality Trust, Inc.	56,762
1,249	Brandywine Realty Trust	21,845
624	Camden Property Trust	57,065
1,746	Capstead Mortgage Corp.	16,849
1,217	CareTrust REIT, Inc.	23,172
3,675	CBL & Associates Properties, Inc. (a)	30,833
4,064	Cedar Shopping Centers, Inc.	22,840
2,004	Chatham Lodging Trust (a)	42,725
1,570	Cherry Hill Mortgage Investment Corp.	28,417
2,362	Chesapeake Lodging Trust (a)	63,703
7,166	Chimera Investment Corp. (a)	135,581
1,993	Colony NorthStar, Inc. - Class A (a)	25,032
405	Community Healthcare Trust, Inc.	10,919
565	CoreCivic, Inc.	15,125
467	CorEnergy Infrastructure Trust, Inc.	16,508
207	CoreSite Realty Corp.	23,163
1,170	Corporate Office Properties Trust	38,411
2,591	Cousins Properties, Inc.	24,200
173	CyrusOne, Inc.	10,195
1,495	CYS Investments, Inc. (a)	12,917
365	DCT Industrial Trust, Inc.	21,141
2,893	DDR Corp.	26,500

Number of Shares		Value
	Real Estate Investment Trusts (Continued)
2,872	DiamondRock Hospitality Co. (a)	$31,448
271	Douglas Emmett, Inc.	10,683
1,412	Duke Realty Corp.	40,694
4,279	Dynex Capital, Inc.	31,108
168	EastGroup Properties, Inc. (a)	14,804
1,356	Empire State Realty Trust, Inc. - Class A	27,852
545	Equity Commonwealth (b)	16,568
329	Equity LifeStyle Properties, Inc.	27,991
325	First Industrial Realty Trust, Inc.	9,779
2,176	First Potomac Realty Trust	24,241
1,265	Forest City Realty Trust, Inc. - Class A	32,270
528	Four Corners Property Trust, Inc.	13,158
864	Gaming and Leisure Properties, Inc. (a)	31,873
398	Getty Realty Corp.	11,387
483	Gladstone Commercial Corp. (a)	10,756
338	Gramercy Property Trust	10,224
755	Great Ajax Corp.	10,638
1,235	Hersha Hospitality Trust	23,057
196	Highwoods Properties, Inc.	10,210
1,287	Hospitality Properties Trust (a)	36,667
853	Hudson Pacific Properties, Inc.	28,601
1,392	Independence Realty Trust, Inc.	14,157
1,209	InfraREIT, Inc.	27,045
3,318	Invesco Mortgage Capital, Inc.	56,837
591	Iron Mountain, Inc.	22,990
2,467	iStar Financial, Inc. (b)	29,111
523	Jernigan Capital, Inc.	10,748
271	Kilroy Realty Corp. (a)	19,274
968	Kite Realty Group Trust (a)	19,602
799	Ladder Capital Corp. (a)	11,010
364	Lamar Advertising Co. - Class A (a)	24,945
1,206	LaSalle Hotel Properties (a)	34,998
1,051	Liberty Property Trust	43,154
1,153	Mack-Cali Realty Corp.	27,338
4,941	MFA Financial, Inc.	43,283
661	Monmouth Real Estate Investment Corp. - Class A	10,702
1,323	MTGE Investment Corp.	25,666
252	National Retail Properties, Inc.	10,498
2,426	National Storage Affiliates Trust	58,806
4,435	New Residential Investment Corp.	74,198
2,931	New York Mortgage Trust, Inc.	18,026
580	Omega Healthcare Investors, Inc. (a)	18,508
1,074	Orchid Island Capital, Inc.	10,944
601	Owens Realty Mortgage, Inc.	10,944
1,083	Park Hotels & Resorts, Inc.	29,847
991	Pebblebrook Hotel Trust (a)	35,815
2,282	Pennsylvania Real Estate Investment Trust	23,938
1,237	PennyMac Mortgage Investment Trust	21,511
1,059	Piedmont Office Realty Trust, Inc. - Class A	21,349
318	Potlatch Corp.	16,218
850	Preferred Apartment Communities, Inc. - Class A	16,048
136	PS Business Parks, Inc. (a)	18,156
192	QTS Realty Trust, Inc. - Class A	10,053
2,199	Quality Care Properties, Inc. (b)	34,085
21,072	RAIT Financial Trust	15,383
1,174	Ramco-Gershenson Properties Trust	15,274
1,695	Redwood Trust, Inc.	27,612
1,116	Retail Properties of America, Inc. - Class A	14,653

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (Continued)
	Real Estate Investment Trusts (Continued)
890	Rexford Industrial Realty, Inc.	$25,472
2,182	RLJ Lodging Trust (a)	47,999
271	Ryman Hospitality Properties, Inc.	16,935
665	Select Income REIT	15,574
534	Senior Housing Properties Trust (a)	10,440
1,282	Spirit Realty Capital, Inc.	10,987
407	STAG Industrial, Inc.	11,180
2,407	Starwood Property Trust, Inc.	52,280
1,213	Starwood Waypoint Homes (a)	44,117
432	STORE Capital Corp. (a)	10,744
2,202	Summit Hotel Properties, Inc.	35,210
424	Sun Communities, Inc.	36,328
3,165	Sunstone Hotel Investors, Inc. (a)	50,862
803	Sutherland Asset Management Corp.	12,607
413	Tanger Factory Outlet Centers, Inc.	10,085
382	Terreno Realty Corp.	13,821
750	The Geo Group, Inc.	20,175
573	Tier REIT, Inc.	11,059
5,938	Two Harbors Investment Corp. (a)	59,855
973	UMH Properties, Inc.	15,130
178	Universal Health Realty Income Trust	13,437
2,342	Washington Prime Group, Inc.	19,509
317	Washington Real Estate Investment Trust	10,385
347	WP Carey, Inc.	23,384
1,975	Xenia Hotels & Resorts, Inc.	41,574

	Total Real Estate Investment Trusts (Cost $2,721,215)	3,159,419

	RIGHTS - 0.00%
	Biotechnology - 0.00%
1,600	Dyax Corp. (c)(d)	0

	Total Rights (Cost $0)	0

Number of Shares		Value
	SHORT TERM INVESTMENTS - 0.73%
	Money Market Funds - 0.73%
384,406	Deutsche Government Money Market Series - Institutional Shares EffectiveYield, 0.96% (e)	$384,406

	Total Short Term Investments (Cost $384,406)	384,406

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 23.73%
	Investments Purchased as Securities Lending Collateral - 23.73%
12,445,347	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.34% (e)	12,445,347

	Total Investments Purchased as Securities Lending Collateral (Cost $12,445,347)	12,445,347

	Total Investments (Cost $51,839,533) - 123.49%	64,766,396
	Liabilities in Excess of Other Assets - (23.49)%	(12,319,522)

	TOTAL NET ASSETS - 100.00%	$52,446,874

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	As of September 30, 2017, the Valuation Committee has fair valued these securities, whose value were determined using significant, unobservable inputs. The value of these securities were $0, which represents 0.00% of total net assets.
(d)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities is $32,873, which represents 0.06% of total net assets.
(e)	Seven-day yield as of September 30, 2017.

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS - 93.73%
	Australia - 4.81%
13,086	AGL Energy, Ltd.	$240,293
27,799	Aristocrat Leisure, Ltd.	459,172
13,506	Australia & New Zealand Banking Group, Ltd.	314,603
5,144	Bank of Queensland, Ltd.	52,494
13,005	Bendigo & Adelaide Bank, Ltd.	118,738
10,090	BHP Billiton Ltd.	204,623
73,475	BlueScope Steel, Ltd.	634,715
16,193	Challenger, Ltd./Australia	158,728
3,304	CIMIC Group, Ltd.	114,820
4,342	Cochlear, Ltd.	543,116
13,331	Commonwealth Bank of Australia	789,372
10,818	Computershare Ltd.	123,079
2,826	CSL, Ltd.	297,502
16,153	Flight Centre Travel Group, Ltd.	571,689
57,658	Fortescue Metals Group, Ltd.	233,500
18,317	Harvey Norman Holdings Ltd. (a)	55,872
6,705	Insurance Australia Group, Ltd.	33,581
1,731	Macquarie Group, Ltd.	123,933
95,150	Medibank Private, Ltd.	218,310
9,942	National Australia Bank Ltd.	246,491
6,314	Orica Ltd.	98,283
74,801	Qantas Airways, Ltd.	342,613
53,430	QBE Insurance Group, Ltd.	421,219
2,055	Rio Tinto Ltd.	107,713
67,382	Santos, Ltd. (b)	213,676
115,694	South32, Ltd.	299,301
13,201	Suncorp Group, Ltd.	135,548
58,108	Telstra Corp., Ltd.	159,185
11,625	Wesfarmers Ltd.	377,389
15,984	Westpac Banking Corp.	402,054
28,457	Woolworths, Ltd.	563,556

		8,655,168

	Austria - 0.51%
2,077	ANDRITZ AG	120,038
2,338	Erste Group Bank AG	101,013
3,035	OMV AG	176,940
13,698	Raiffeisen Bank International AG (b)	459,119
1,348	voestalpine AG	68,742

		925,852

	Belgium - 0.32%
1,494	Ageas SA	70,268
5,378	Colruyt SA	275,556
1,116	KBC Group NV	94,681
605	Solvay SA	90,446
481	Umicore SA	39,820

		570,771

	Canada - 7.80%
4,917	Alimentation Couche-Tard, Inc. - Series B	224,225
4,532	Bank of Montreal	342,983
726	BCE, Inc.	34,015
5,713	CAE, Inc.	99,952
9,967	Cameco Corp.	96,255
3,085	Canadian Imperial Bank of Commerce	269,917
3,694	Canadian National Railway Co.	306,060
55,279	Cenovus Energy, Inc.	554,230
11,881	CI Financial Corp.	259,854
945	Constellation Software, Inc.	515,568

Number of Shares		Value
	Canada (Continued)
5,118	Dollarama, Inc.	$560,017
33,342	Empire Co., Ltd. - Series A	590,015
1,688	Finning International, Inc.	38,596
940	Fortis, Inc.	33,735
5,273	George Weston, Ltd.	459,156
5,702	Great-West Lifeco, Inc.	164,102
28,987	Husky Energy, Inc. (b)	362,875
2,309	IGM Financial, Inc. (a)	77,611
1,579	Imperial Oil, Ltd.	50,442
7,898	Industrial Alliance Insurance & Financial Services, Inc.	357,633
3,528	Linamar Corp.	215,285
4,369	Loblaw Cos., Ltd.	238,452
6,838	Magna International, Inc.	364,931
25,987	Manulife Financial Corp.	527,134
668	Methanex Corp.	33,567
4,332	Metro, Inc.	148,977
7,054	National Bank of Canada	339,485
12,617	Onex Corp.	973,665
19,455	Power Corp. of Canada	494,424
10,461	Power Financial Corp.	290,167
1,452	Restaurant Brands International, Inc.	92,770
15,594	Royal Bank of Canada	1,206,528
8,027	Saputo, Inc.	277,849
2,683	Shopify, Inc. (b)	312,047
3,801	Sun Life Financial, Inc.	151,370
2,172	Suncor Energy, Inc.	76,122
15,939	Teck Resources Ltd. - Class B (b)	335,578
9,443	The Bank of Nova Scotia (a)	606,955
3,394	The Jean Coutu Group PJC, Inc. - Class A	66,098
13,526	The Toronto-Dominion Bank	761,532
1,023	TransCanada Corp.	50,562
40,190	Valeant Pharmaceuticals International, Inc. (b)	575,914
10,800	Veresen, Inc.	162,033
5,737	West Fraser Timber Co., Ltd.	331,047

		14,029,733

	Cayman Islands - 0.13%
213,765	WH Group, Ltd.	227,660

	Chile - 0.11%
15,769	Antofagasta Plc	200,866

	Denmark - 1.27%
2,628	Carlsberg AS - Series B	288,381
2,577	Coloplast AS - Series B	209,526
7,934	Danske Bank AS	317,944
1,942	DSV AS	147,118
5,039	H. Lundbeck AS	291,315
10,559	Novo Nordisk AS - Series B	507,663
1,884	Pandora AS	186,275
29,800	TDC AS	174,764
1,298	Vestas Wind Systems AS	116,672
1,970	William Demant Holding AS (b)	52,084

		2,291,742

	Finland - 0.76%
13,278	Orion OYJ - Class B	616,523
889	Sampo OYJ - Series A	47,050
10,622	Stora Enso OYJ	150,249
10,823	UPM-Kymmene OYJ	293,638
3,677	Wartsila OYJ Abp	260,401

		1,367,861

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	France - 8.68%
1,688	Aeroports de Paris	$272,872
4,401	Arkema SA	540,008
6,473	Atos SE	1,004,008
19,573	AXA SA	591,730
13,056	BNP Paribas SA	1,053,297
1,946	Bouygues SA	92,378
1,811	Capgemini SE	212,293
4,002	Carrefour SA	80,789
5,670	Casino Guichard Perrachon SA	336,270
1,782	Cie Generale des Etablissements Michelin	259,995
14,536	CNP Assurances	340,769
47,003	Credit Agricole SA	855,643
4,545	Danone SA	356,980
69	Dassault Aviation SA	111,649
1,792	Dassault Systemes SE	181,301
2,898	Eiffage SA	300,125
1,349	Essilor International SA	167,191
4,004	Eurazeo SA	357,885
1,198	Eutelsat Communications	35,464
1,125	Hermes International	567,592
1,627	Imerys SA	147,008
5,173	Ipsen SA	688,281
1,209	Kering SA	481,624
2,428	Legrand SA	175,228
2,708	L’Oreal SA	574,211
2,832	LVMH Moet Hennessy Louis Vuitton SE	782,866
38,786	Natixis SA	310,400
606	Pernod Ricard SA	83,830
25,392	Peugeot SA	604,458
574	Publicis Groupe SA	40,155
417	Remy Cointreau SA	49,397
10,237	Rexel SA	177,095
2,198	Safran SA	224,610
8,452	Sanofi-Aventis SA	841,364
2,793	Schneider Electric SE	243,216
8,179	SCOR SE	343,017
1,247	SEB SA	228,850
2,278	Societe BIC SA	273,063
10,573	Societe Generale SA	619,589
10,418	Total SA	559,386
1,575	Valeo SA	116,866
1,495	Veolia Environnement SA	34,546
1,993	Vinci SA	189,360
560	Wendel SA	90,716

		15,597,375

	Germany - 7.03%
3,633	adidas AG	822,750
5,039	Allianz SE	1,131,687
5,882	BASF SE	626,643
7,607	Bayer AG	1,039,136
2,243	Beiersdorf AG	241,493
896	Brenntag AG	49,948
22,479	Commerzbank AG (b)	306,556
195	Continental AG (b)	49,524
5,178	Covestro AG	445,568
3,233	Deutsche Bank AG	55,965
2,719	Deutsche Boerse AG	295,201
34,460	Deutsche Lufthansa AG	958,289
17,337	Deutsche Post AG	772,780

Number of Shares		Value
	Germany (Continued)
14,428	Deutsche Telekom AG	$269,431
13,634	E.ON SE	154,560
3,654	Fraport AG Frankfurt Airport Services Worldwide	347,299
706	Fresenius Medical Care AG & Co. KGaA	69,023
2,086	Fresenius SE & Co. KGaA	168,694
1,907	HOCHTIEF AG	322,096
8,220	HUGO BOSS AG	725,306
5,844	Infineon Technologies AG	147,340
2,634	KION Group AG	252,323
1,981	LANXESS AG	156,441
1,346	Merck KGaA	149,908
5,919	METRO AG (b)	125,117
1,912	Muenchener Rueckversicherungs-Gesellschaft AG	409,215
1,899	OSRAM Licht AG	151,671
20,616	RWE AG (b)	469,010
7,601	SAP SE	833,409
3,287	Siemens AG	463,824
13,132	Telefonica Deutschland Holding AG	73,797
975	United Internet AG	60,774
9,812	Zalando SE (b)	492,488

		12,637,266

	Hong Kong - 3.04%
85,116	AIA Group, Ltd.	630,139
25,074	ASM Pacific Technology, Ltd.	362,188
57,439	BOC Hong Kong Holdings, Ltd.	279,785
32,953	CK Asset Holdings, Ltd.	273,949
2,666	CK Hutchison Holdings, Ltd.	34,147
41,075	Galaxy Entertainment Group, Ltd.	290,378
12,265	Hang Lung Group Ltd.	44,168
12,981	Hang Seng Bank, Ltd.	317,355
9,219	Hong Kong Exchange & Clearing, Ltd.	248,988
43,477	I-Cable Communications, Ltd. (b)	1,429
1,835	Jardine Strategic Holdings Ltd.	79,365
90,669	Kerry Properties Ltd.	376,599
9,136	Melco Resorts & Entertainment, Ltd. - ADR	220,360
5,863	MTR Corp. Ltd.	34,329
455,548	PCCW, Ltd.	247,267
92,013	Shangri-La Asia, Ltd.	170,783
677,443	SJM Holdings, Ltd.	622,336
4,212	Sun Hung Kai Properties, Ltd.	68,615
31,268	Swire Pacific Ltd. - Class A	304,410
15,037	Swire Properties, Ltd.	51,067
37,173	Techtronic Industries Co., Ltd.	198,990
7,585	The Bank of East Asia Ltd.	32,878
27,520	The Hong Kong and China Gas Co., Ltd.	51,857
70,437	Wheelock & Co., Ltd.	497,207
8,180	Yue Yuen Industrial Holdings, Ltd.	31,211

		5,469,800

	Ireland - 0.37%
32,074	Bank of Ireland Group Plc (b)	262,703
3,285	CRH Plc	124,973
474	DCC Plc	46,026
13,734	James Hardie Industries Plc	191,692
373	Kerry Group Plc - Series A	36,066

		661,460

	Israel - 1.40%
38,253	Bank Hapoalim BM	267,680
48,098	Bank Leumi Le-Israel BM	255,618

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Israel (Continued)
196,674	Bezeq the Israel Telecommunication Corp., Ltd.	$281,114
2,447	Check Point Software Technologies, Ltd. (a)(b)	279,007
442	Elbit Systems Ltd.	64,984
12,904	Mizrahi Tefahot Bank, Ltd.	231,427
1,358	Taro Pharmaceutical Industries Ltd. (b)	153,033
55,729	Teva Pharmaceutical Industries, Ltd. - ADR (a)	980,830

		2,513,693

	Italy - 2.77%
14,574	Assicurazioni Generali SpA	271,822
6,171	Enel SpA	37,176
4,408	EXOR NV	279,752
4,731	Ferrari NV	523,474
112,077	Intesa Sanpaolo SpA	396,785
54,879	Intesa Sanpaolo SpA - Savings Shares	181,849
20,260	Leonardo SpA	379,876
6,099	Luxottica Group SpA	341,295
7,750	Poste Italiane SpA	57,092
7,412	Prysmian SpA	250,430
7,453	Recordati SpA	343,930
152,928	Saipem SpA (b)	660,446
585,518	Telecom Italia SpA (b)	549,234
688,250	Telecom Italia SpA - Savings Share	517,993
83,840	UnipolSai Assicurazioni SpA	196,046

		4,987,200

	Japan - 22.47%
2,731	ABC-Mart, Inc.	144,258
3,836	AEON Mall Co., Ltd.	68,286
1,748	Aisin Seiki Co., Ltd.	92,159
8,316	Alfresa Holdings Corp.	152,352
5,157	ANA Holdings, Inc.	195,323
5,175	Asahi Glass Co., Ltd.	192,215
3,214	Asahi Group Holdings, Ltd.	129,970
19,542	Asahi Kasei Corp.	240,806
16,199	Asics Corp.	241,602
26,039	Astellas Pharma, Inc.	331,413
5,803	Bandai Namco Holdings, Inc.	199,361
5,929	Benesse Holdings, Inc.	213,912
3,618	Bridgestone Corp.	164,271
9,401	Brother Industries, Ltd.	219,192
10,937	Calbee, Inc.	384,123
7,987	Canon, Inc.	273,323
529	Central Japan Railway Co.	92,834
6,031	Coca-Cola Bottlers Japan, Inc.	195,342
15,056	Credit Saison Co., Ltd.	312,406
6,152	Dai-ichi Life Holdings, Inc.	110,352
639	Daito Trust Construction Co., Ltd.	116,415
4,955	Daiwa House Industry Co., Ltd.	171,158
933	Disco Corp.	190,150
241	FANUC Corp.	48,864
964	Fast Retailing Co., Ltd.	284,337
13,603	Fuji Electric Co., Ltd.	75,479
9,917	FUJIFILM Holdings Corp.	385,289
46,336	Fujitsu, Ltd.	344,858
6,403	Hakuhodo DY Holdings, Inc.	84,305
1,944	Hikari Tsushin, Inc.	243,880
4,204	Hitachi Chemical Co., Ltd.	115,360
6,042	Hitachi Construction Machinery Co., Ltd.	179,059
4,765	Hitachi High-Technologies Corp.	173,059

Number of Shares		Value
	Japan (Continued)
47,158	Hitachi, Ltd.	$332,504
19,187	Honda Motor Co., Ltd.	566,794
449	Hoshizaki Corp.	39,442
12,320	Hoya Corp.	666,251
2,453	Idemitsu Kosan Co., Ltd.	69,326
34,553	ITOCHU Corp.	566,143
3,550	Japan Airlines Co., Ltd.	120,172
2,402	Japan Airport Terminal Co., Ltd.	85,583
34,372	Kajima Corp.	341,638
37,076	Kakaku.com, Inc.	473,002
7,932	Kao Corp.	466,983
3,605	KDDI Corp.	95,028
486	Keyence Corp.	258,488
4,412	Kikkoman Corp.	135,563
14,077	Kirin Holdings Co., Ltd.	330,724
615	Koito Manufacturing Co., Ltd.	38,619
2,991	Konami Holdings Corp.	143,997
38,186	Konica Minolta, Inc.	313,743
3,524	Kose Corp.	403,929
1,964	Kubota Corp.	35,727
13,194	Kuraray Co., Ltd.	246,857
4,980	Kurita Water Industries, Ltd.	143,923
2,903	Kyocera Corp.	180,177
5,921	Kyushu Electric Power Co., Inc.	62,902
4,319	Lawson, Inc.	286,003
10,252	LINE Corp. (a)	370,749
28,924	Lion Corp.	528,497
3,478	LIXIL Group Corp.	92,362
3,982	M3, Inc.	113,532
76,558	Marubeni Corp.	523,366
25,532	Mazda Motor Corp.	391,148
5,308	McDonald’s Holdings Co. Japan, Ltd.	234,835
69,386	Mebuki Financial Group, Inc.	268,467
1,962	Medipal Holdings Corp.	34,098
3,741	MEIJI Holdings Co., Ltd.	296,244
9,901	Minebea Mitsumi, Inc.	155,072
752	Miraca Holdings, Inc.	35,009
20,164	MISUMI Group, Inc.	531,464
43,420	Mitsubishi Chemical Holdings Corp.	413,965
18,732	Mitsubishi Corp.	435,816
2,274	Mitsubishi Electric Corp.	35,573
9,653	Mitsubishi Gas Chemical Co., Inc.	226,493
6,377	Mitsubishi Materials Corp.	220,881
4,804	Mitsubishi Motors Corp.	38,035
2,417	Mitsubishi Tanabe Pharma Corp.	55,487
59,918	Mitsubishi UFJ Financial Group, Inc.	389,577
58,827	Mitsubishi UFJ Lease & Finance Co., Ltd.	312,120
25,396	Mitsui & Co., Ltd.	375,630
4,209	Mitsui Chemicals, Inc.	128,015
12,552	Mixi, Inc.	606,211
199,633	Mizuho Financial Group, Inc.	349,965
7,009	MS & AD Insurance Group Holdings, Inc.	225,875
326	Murata Manufacturing Co., Ltd.	47,993
4,681	Nabtesco Corp.	174,165
4,824	Nexon Co., Ltd.	126,110
2,210	NH Foods Ltd.	60,739
1,278	Nidec Corp.	157,106
19,709	Nikon Corp.	341,780
617	Nintendo Co., Ltd.	227,508
7,304	Nippon Electric Glass Co., Ltd.	283,133

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Japan (Continued)
2,177	Nippon Express Co., Ltd.	$141,943
11,431	Nippon Steel & Sumitomo Metal Corp.	262,840
9,500	Nippon Telegraph & Telephone Corp.	435,297
1,123	Nissin Foods Holdings Co., Ltd.	68,234
3,658	Nitori Holdings Co., Ltd.	523,137
1,569	Nitto Denko Corp.	130,872
25,434	Nomura Holdings, Inc.	142,710
1,795	Nomura Research Institute, Ltd.	70,100
9,218	NTT Data Corp.	98,642
1,787	NTT DoCoMo, Inc.	40,845
36,558	Obayashi Corp.	438,493
30,825	Oji Holdings Corp.	166,442
7,866	Olympus Corp.	266,548
8,379	OMRON Corp.	427,266
592	Oracle Corp.	46,532
692	Oriental Land Co., Ltd.	52,758
17,897	ORIX Corp.	288,933
13,691	Osaka Gas Co., Ltd.	254,475
2,522	Otsuka Corp.	161,750
12,963	Panasonic Corp.	188,119
14,573	Pola Orbis Holdings, Inc.	440,654
30,356	Recruit Holdings Co., Ltd.	657,313
38,262	Resona Holdings, Inc.	196,720
2,158	Rohm Co., Ltd.	185,175
2,239	Ryohin Keikaku Co., Ltd.	660,016
8,947	SBI Holdings, Inc.	134,930
21,604	Sega Sammy Holdings, Inc.	301,994
6,817	Seiko Epson Corp.	165,080
5,876	Sekisui Chemical Co., Ltd.	115,767
1,039	Seven & I Holdings Co., Ltd. - Series A	40,141
4,797	Sharp Corp. (a)	145,079
1,291	Shimamura Co., Ltd.	154,862
18,408	Shimizu Corp.	204,133
1,646	Shin-Etsu Chemical Co., Ltd.	147,317
11,800	Shinsei Bank, Ltd.	189,113
12,875	Shiseido Co., Ltd.	515,285
13,337	Showa Shell Sekiyu KK	153,748
4,220	SoftBank Group Corp.	342,226
9,100	Sony Corp.	339,509
2,605	Stanley Electric Co., Ltd.	89,348
23,087	Start Today Co., Ltd.	731,630
1,445	Subaru Corp.	52,117
9,522	Sumitomo Chemical Co., Ltd.	59,570
29,980	Sumitomo Corp.	431,634
2,822	Sumitomo Heavy Industries, Ltd.	113,264
10,979	Sumitomo Mitsui Financial Group, Inc.	422,024
3,578	Sumitomo Mitsui Trust Holdings, Inc.	129,247
13,719	Sumitomo Rubber Industries, Ltd.	251,801
8,906	Sundrug Co., Ltd.	369,059
8,499	Suntory Beverage & Food Ltd.	378,047
2,340	Suzuken Co., Ltd.	83,227
3,497	Suzuki Motor Corp.	183,540
4,255	Sysmex Corp.	271,856
958	Taiheiyo Cement Corp.	37,008
4,460	Taisei Corp.	233,870
8,857	Takashimaya Co., Ltd.	82,955
2,985	Takeda Pharmaceutical Co., Ltd.	165,058
7,502	Teijin, Ltd.	148,006
750	The Bank of Kyoto, Ltd.	38,185

Number of Shares		Value
	Japan (Continued)
49,339	The Kansai Electric Power Co., Inc.	$631,514
12,363	The Yokohama Rubber Co., Ltd.	254,964
5,490	THK Co., Ltd.	187,257
138,071	Tokyo Electric Power Co. Holdings, Inc.	557,777
1,583	Tokyo Electron, Ltd.	243,701
1,922	Tokyo Gas Co., Ltd.	47,062
5,769	Tokyu Fudosan Holdings, Corp.	34,821
8,876	Toppan Printing Co., Ltd.	88,052
10,364	Tosoh Corp.	233,926
1,777	TOTO Ltd.	74,891
18,868	Toyo Seikan Group Holdings, Ltd.	315,303
935	Toyo Suisan Kaisha, Ltd.	34,351
2,568	Toyota Motor Corp.	153,126
12,206	Toyota Tsusho Corp.	401,157
2,878	Trend Micro, Inc.	141,788
2,875	Tsuruha Holdings, Inc.	343,752
8,004	Unicharm Corp.	183,335
3,515	USS Co., Ltd.	70,943
2,551	West Japan Railway Co.	177,352
2,970	Yakult Honsha Co., Ltd.	213,731
18,629	Yamada Denki Co., Ltd.	101,865
1,261	Yamaha Motor Co., Ltd.	37,748
17,420	Yamazaki Baking Co., Ltd.	314,426
8,140	Yaskawa Electric Corp.	258,361
8,486	Yokogawa Electric Corp.	144,607

		40,388,505

	Jersey - 1.07%
199,619	Glencore Plc	916,252
5,077	Shire Plc	258,591
9,096	Wolseley Plc	596,781
7,926	WPP Plc	147,075

		1,918,699

	Luxembourg - 0.41%
13,824	ArcelorMittal (b)	356,606
144	Eurofins Scientific SE	91,108
3,852	RTL Group SA	291,806

		739,520

	Macau - 0.07%
44,697	Wynn Macau, Ltd.	120,882

	Netherlands - 3.95%
7,304	ABN AMRO Group NV	218,711
64,439	Aegon NV	375,614
2,540	Airbus SE	241,794
891	Akzo Nobel NV	82,176
1,702	ASML Holding NV	290,832
2,743	Boskalis Westminster	95,879
17,215	CNH Industrial NV	206,671
49,657	Fiat Chrysler Automobiles NV (b)	889,917
7,224	Gemalto NV	322,858
2,850	Heineken Holding NV	267,758
802	Heineken NV	79,359
39,285	ING Groep NV	724,111
28,215	Koninklijke Ahold Delhaize NV	527,184
9,157	Koninklijke Philips NV	377,816
13,104	NN Group NV	548,745
3,237	QIAGEN NV	102,321
5,672	Randstad Holding NV	350,549
8,004	RELX NV	170,272
26,086	STMicroelectronics NV	506,049

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Netherlands (Continued)
9,567	Unilever NV	$565,511
3,300	Wolters Kluwer NV	152,509

		7,096,636

	New Zealand - 0.07%
6,995	Fletcher Building Ltd.	40,429
33,966	Telecom Corp.	89,677

		130,106

	Norway - 0.87%
13,774	DNB ASA (b)	278,098
5,036	Gjensidige Forsikring ASA	87,723
15,316	Marine Harvest ASA	302,920
12,804	Norsk Hydro ASA	93,428
8,368	Orkla ASA	85,870
12,512	Schibsted ASA - Class A	322,557
14,031	Schibsted ASA - Class B	331,887
2,742	Statoil ASA	55,127

		1,557,610

	Portugal - 0.24%
22,732	EDP - Energias de Portugal SA	85,715
17,675	Jeronimo Martins SGPS SA	348,885

		434,600

	Singapore - 1.68%
4,017	City Developments Ltd.	33,661
19,423	DBS Group Holdings, Ltd.	298,999
119,084	Genting Singapore Plc	102,974
1,749,043	Golden Agri-Resources, Ltd.	484,413
6,949	Jardine Cycle & Carriage, Ltd.	202,217
56,928	Oversea-Chinese Banking Corp. Ltd.	469,443
65,151	Singapore Exchange, Ltd.	355,475
162,309	StarHub Ltd.	311,638
19,830	United Overseas Bank, Ltd.	344,363
28,031	UOL Group, Ltd.	168,235
230,932	Yangzijiang Shipbuilding Holdings, Ltd.	244,104

		3,015,522

	South Africa - 0.08%
20,316	Investec Plc	148,517

	Spain - 2.71%
6,161	ACS, Actividades de Construccion y Servicios SA	228,557
1,046	Aena SME SA	189,040
6,633	Amadeus IT Holding SA - Class A	431,400
43,328	Banco Bilbao Vizcaya Argentaria SA	387,367
74,772	Banco de Sabadell SA	156,313
111,870	Banco Santander SA	782,509
12,249	Bankia SA	59,135
4,868	Bankinter SA	46,105
60,102	CaixaBank SA	301,681
66,310	Distribuidora Internacional de Alimentacion SA	387,256
1,701	Endesa SA	38,383
1,519	Ferrovial SA	33,469
18,173	Industria de Diseno Textil SA	685,122
61,850	Mapfre SA	201,542
42,363	Repsol SA	781,778
15,192	Telefonica SA	165,092

		4,874,749

Number of Shares		Value
	Sweden - 2.58%
6,518	Alfa Laval AB	$159,429
4,723	Atlas Copco AB - Class A	200,361
3,625	Atlas Copco AB - Class B	140,823
1,251	Boliden AB	42,433
4,378	Electrolux AB - Series B	149,009
8,491	Getinge AB	159,410
22,163	Hennes & Mauritz AB - Series B	575,712
7,518	Husqvarna AB - Class B	77,421
5,572	Industrivarden AB	141,348
10,263	Investor AB - B Shares	507,754
6,892	Kinnevik AB	225,152
2,329	L E Lundbergforetagen AB - Series B	186,362
18,612	Nordea Bank AB	252,699
16,467	Sandvik AB	284,396
2,476	Securitas AB - Series B	41,515
14,248	Skandinaviska Enskilda Banken AB	187,977
3,002	Swedbank AB - A Shares	83,130
9,428	Swedish Match AB	331,125
12,941	Tele2 AB	148,292
60,293	Telefonaktiebolaget LM Ericsson - Series B	347,595
20,316	Volvo AB - Class B	392,262

		4,634,205

	Switzerland - 6.06%
9,331	ABB, Ltd.	230,737
4,314	Adecco Group AG	336,080
1,814	Baloise Holding AG	287,253
30	Barry Callebaut AG	45,928
3,487	Cie Financiere Richemont SA	319,186
818	Dufry AG (b)	130,024
332	EMS-Chemie Holding AG	220,946
120	Geberit AG	56,810
1,536	Julius Baer Group, Ltd.	91,146
2,668	Kuehne & Nagel International AG	494,383
978	LafargeHolcim Ltd.	57,257
24,144	Nestle SA	2,026,678
13,907	Novartis AG	1,192,872
2,343	Pargesa Holding SA	194,954
987	Partners Group Holding AG	670,072
5,717	Roche Holding AG	1,461,380
214	SGS SA	513,873
51	Sika AG	379,730
305	Sonova Holding AG	51,770
936	Straumann Holding AG	601,955
858	Swiss Life Holding AG	302,481
2,620	Swiss Re AG	237,488
104	Swisscom AG	53,321
786	The Swatch Group AG - Group I	327,539
2,858	The Swatch Group AG - Group N	227,881
11,527	UBS Group AG	197,192
579	Zurich Insurance Group AG	176,931

		10,885,867

	United Kingdom - 12.47%
60,470	3i Group Plc	740,340
20,844	Admiral Group Plc	507,915
40,562	Anglo American Plc	729,238
1,691	Ashtead Group Plc	40,794
1,730	Associated British Foods Plc	74,064
3,682	AstraZeneca Plc	244,858
126,046	Auto Trader Group Plc	663,126

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	United Kingdom (Continued)
18,129	Aviva Plc	$125,125
61,479	Barclays Plc	159,414
30,088	Barratt Developments Plc	247,870
3,210	Berkeley Group Holdings Plc	159,976
13,920	BHP Billiton Plc	245,632
33,470	BP Plc	214,408
13,422	British American Tobacco Plc	840,266
26,654	British Sky Broadcasting Group Plc	326,987
26,972	Burberry Group Plc	636,850
3,940	Carnival Plc	250,553
53,667	Centrica Plc	134,509
795	Coca-Cola European Partners Plc	33,332
11,553	Coca-Cola HBC AG	391,169
6,056	Compass Group Plc	128,493
914	Croda International Plc	46,475
12,680	Diageo Plc	416,988
36,081	G4S Plc	134,613
20,821	GlaxoSmithKline Plc	416,224
24,141	Hargreaves Lansdown Plc	479,035
108,719	HSBC Holdings Plc	1,074,776
5,797	Imperial Brands Plc	247,420
6,912	InterContinental Hotels Group Plc	365,649
62,603	International Consolidated Airlines Group SA	498,915
520	Intertek Group Plc	34,758
184,724	J. Sainsbury Plc	588,957
64,899	Kingfisher Plc	259,835
38,937	Legal & General Group Plc	135,714
160,133	Lloyds Banking Group Plc	145,522
6,123	London Stock Exchange Group Plc	314,391
133,134	Marks & Spencer Group Plc	630,346
17,360	Mediclinic International Plc	151,205
16,949	Meggitt Plc	118,384
6,203	Merlin Entertainments Plc	37,019
3,581	Mondi Plc	96,276
9,580	Next Plc	675,317
9,454	Persimmon Plc	327,178
48,631	Provident Financial Plc	541,486
22,351	Prudential Plc	534,870
426	Reckitt Benckiser Group Plc	38,923
19,844	RELX Plc	435,502
10,687	Rio Tinto Plc	497,470
7,516	Rolls-Royce Holdings Plc (b)	89,397
21,844	Royal Dutch Shell Plc - Class A	660,165
14,245	Royal Dutch Shell Plc - Class B	438,548
190,446	Royal Mail Plc	980,622
18,694	RSA Insurance Group Plc	156,186
2,670	Schroders Plc	120,114
20,749	Smith & Nephew Plc	375,042
10,632	Smiths Group Plc	224,862
5,479	St. James’s Place Plc	84,211
6,113	Standard Life Plc	35,534
17,860	Tate & Lyle Plc	155,082
59,597	Taylor Wimpey Plc	156,200
87,222	Tesco Plc (b)	218,731
46,551	The Sage Group Plc	435,942
6,204	Travis Perkins Plc	120,377
2,002	TUI AG	33,972

Number of Shares		Value
	United Kingdom (Continued)
8,774	Unilever Plc	$507,833
114,939	Vodafone Group Plc	321,850
9,159	Whitbread Plc	462,314
191,092	Wm Morrison Supermarkets Plc	599,626
17,451	Worldpay Group Plc	95,250

		22,410,025

	Total Common Stocks (Cost $142,776,821)	168,491,890

	INVESTMENT COMPANIES - 4.52%
	Canada - 0.39%
24,324	iShares MSCI Canada ETF	703,936

	Japan - 4.13%
108,306	iShares MSCI EAFE ETF (a)	7,416,795

	Total Investment Companies (Cost $7,831,084)	8,120,731

	PREFERRED STOCKS - 0.25%
	Germany - 0.25%
6,028	FUCHS PETROLUB SE - Preference Shares	356,977
299	Henkel AG & Co. KGaA - Preference Shares	40,736
3,645	Schaeffler AG	58,814

	Total Preferred Stocks (Cost $373,000)	456,527

	REAL ESTATE INVESTMENT TRUSTS - 0.11%
	United Kingdom - 0.11%
27,597	Segro Plc	198,414

	Total Real Estate Investment Trusts (Cost $192,345)	198,414

	SHORT TERM INVESTMENTS - 0.61%
	Money Market Funds - 0.61%
1,100,743	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.96% (c)	1,100,743

	Total Short Term Investments (Cost $1,100,743)	1,100,743

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 1.90%
	Investments Purchased with Proceeds from Securities Lending Collateral - 1.90%
3,424,516	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.34% (c)	3,424,516

	Total Investments Purchased with Proceeds from Securities Lending (Cost $3,424,516)	3,424,516

	Total Investments (Cost $155,698,509) - 101.12%	181,792,821
	Liabilities in Excess of Other Assets - (1.12)%	(2,021,497)

	TOTAL NET ASSETS - 100.00%	$179,771,324

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of September 30, 2017.

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY (Unaudited)

September 30, 2017

COMMON STOCKS
Aerospace & Defense	0.74%
Air Freight & Logistics	0.98%
Airlines	1.18%
Auto Components	1.06%
Automobiles	1.91%
Banks	10.98%
Beverages	1.47%
Biotechnology	0.17%
Building Products	0.23%
Capital Markets	2.31%
Chemicals	3.27%
Commercial Services & Supplies	0.30%
Communications Equipment	0.19%
Construction & Engineering	1.44%
Construction Materials	0.33%
Consumer Finance	0.64%
Containers & Packaging	0.18%
Distributors	0.11%
Diversified Consumer Services	0.12%
Diversified Financial Services	2.07%
Diversified Telecommunication Services	1.75%
Electric Utilities	0.89%
Electronic Equipment, Instruments & Components	2.56%
Energy Equipment & Services	0.37%
Food & Staples Retailing	3.87%
Food Products	3.64%
Gas Utilities	0.20%
Health Care Equipment & Supplies	1.50%
Health Care Providers & Services	0.39%
Health Care Technology	0.06%
Hotels, Restaurants & Leisure	2.35%
Household Durables	1.30%
Household Products	0.68%
Industrial Conglomerates	0.73%
Insurance	6.12%
Internet & Direct Marketing Retail	0.68%
Internet Software & Services	1.18%
IT Services	1.41%
Leisure Products	0.47%
Life Sciences Tools & Services	0.11%
Machinery	1.86%
Marine	0.28%
Media	1.22%
Metals & Mining	3.03%
Multiline Retail	1.17%
Multi-Utilities	0.49%

Oil, Gas & Consumable Fuels	2.60%
Paper & Forest Products	0.58%
Personal Products	1.21%
Pharmaceuticals	5.15%
Professional Services	1.14%
Real Estate Management & Development	1.23%
Road & Rail	0.50%
Semiconductors & Semiconductor Equipment	1.07%
Software	2.02%
Specialty Retail	2.20%
Technology Hardware, Storage & Peripherals	0.54%
Textiles, Apparel & Luxury Goods	3.17%
Tobacco	0.79%
Trading Companies & Distributors	2.39%
Transportation Infrastructure	0.50%
Wireless Telecommunication Services	0.65%

TOTAL COMMON STOCKS	93.73%

INVESTMENT COMPANIES
Exchange Traded Funds	4.52%

TOTAL INVESTMENT COMPANIES	4.52%

PREFERRED STOCKS
Auto Components	0.03%
Chemicals	0.20%
Household Products	0.02%

TOTAL PREFERRED STOCKS	0.25%

REAL ESTATE INVESTMENT TRUSTS
Real Estate Investment Trusts	0.11%

TOTAL REAL ESTATE INVESTMENT TRUSTS	0.11%

SHORT TERM INVESTMENTS
Money Market Funds	0.61%

TOTAL SHORT TERM INVESTMENTS	0.61%

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING
Investments Purchased with Proceeds from Securities Lending Collateral	1.90%

TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING	1.90%

TOTAL INVESTMENTS	101.12%
Liabilities in Excess of Other Assets	(1.12)%

TOTAL NET ASSETS	100.00%

Percentages are stated as a percent of net assets.

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2017

Principal Amount		Value
	ASSET BACKED SECURITIES - 9.33%
510,000	Ally Auto Receivables Trust
	Series 2017-4, 1.750%, 12/15/2021	$509,711
305,000	Ally Master Owner Trust
	Series 2014-5, 1.600%, 10/15/2019	305,023
	AmeriCredit Automobile Receivables Trust
250,000	Series 2016-4, 1.530%, 07/08/2021	249,014
320,000	Series 2017-3-A3, 1.900%, 03/18/2022	319,819
450,152	Apidos CLO XII
	Series 2013-12A, 2.404% (3 Month LIBOR USD + 1.100%), 04/15/2025 (b)(c)	451,254
270,000	Atlas Senior Loan Fund VI Ltd.
	Series 2014-6A, 2.554% (3 Month LIBOR USD + 1.250%), 10/15/2026 (b)(c)	271,169
	Babson CLO Ltd.
546,352	Series 2013-IA, 2.407% (3 Month LIBOR USD + 1.100%), 04/20/2025 (b)(c)	547,713
250,000	Series 2014-IIIR, 2.624% (3 Month LIBOR USD + 1.320%), 01/15/2026 (b)(c)	252,262
	Bayview Opportunity Master Fund IVa Trust
95,052	Series 2017-SPL5A, 3.500%, 07/28/2057 (a)(b)	97,627
108,467	Series 2017-SPL1A, 4.000%, 10/28/2064 (a)(b)	112,958
92,138	Bayview Opportunity Master Fund IVb Trust
	Series 2017-SPL3, 4.000%, 11/28/2053 (a)(b)	96,526
735,000	Capital One Multi-Asset Execution Trust
	Series 2016-3A, 1.340%, 04/15/2022	729,929
555,000	Carlyle Global Market Strategies CLO
	Series 2013-3A, 2.424% (3 Month LIBOR USD + 1.120%), 07/15/2025 (b)(c)	555,808
59,582	CarMax Auto Owner Trust
	Series 2013-3, 1.490%, 01/15/2019	59,582
645,000	Chase Issuance Trust
	Series 2016-2, 1.370%, 06/15/2021	640,948
365,000	CIFC Funding Ltd.
	Series 2013-IR, 2.561% (3 Month LIBOR USD + 1.250%), 07/15/2030 (b)(c)	365,458
61,410	Conseco Finance Securitizations Corp.
	Series 2000-4, 8.310%, 05/01/2032 (a)	34,236
23,441	CPS Auto Receivables Trust
	Series 2013-A, 1.310%, 06/15/2020 (b)	23,437
270,000	Dryden 38 Senior Loan Fund
	Series 2015-38A, 2.734% (3 Month LIBOR USD + 1.430%), 07/15/2027 (b)(c)	272,362
485,000	Ford Credit Auto Owner Trust
	Series 2015-A, 2.030%, 08/15/2020	486,829
295,000	Galaxy XXII CLO, Ltd.
	Series 2016-22A, 2.800%, 07/16/2028 (b)	291,404
100,000	GCO Education Loan Funding Trust
	Series 2006-1, 1.547% (3 Month LIBOR USD + 0.230%), 05/25/2036 (c)	93,179
570,000	GM Financial Automobile Leasing Trust
	Series 2017-1, 2.060%, 05/20/2020	571,797
300,000	GTP Acquisition Partners I LLC
	Series 2015-2, 3.482%, 06/15/2050 (b)	299,016

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
100,000	Lendmark Funding Trust
	Series 2016-A, 3.260%, 04/21/2025 (b)(d)	$100,451
261,443	Morgan Stanley ABS Capital I, Inc. Trust Series 2003-NC10, 2.257% (1 Month LIBOR USD + 1.020%), 10/25/2033 (c)	259,594
	NRZ Advance Receivables Trust
147,000	Series 2016-T2, 2.575%, 10/15/2049 (b)	146,764
136,000	Series 2015-ON1, 3.107%, 12/15/2050 (b)	136,520
120,000	Series 2017-T1, 3.214%, 02/15/2051 (a)(b)	120,034
325,000	Oaktree EIF II Ltd. Series 2015-B1A, 2.865% (3 Month LIBOR USD + 1.550%), 02/15/2026 (b)(c)	325,175
275,000	OCP CLO Ltd. Series 2015-8A, 2.834% (3 Month LIBOR USD + 1.530%), 04/17/2027 (b)(c)	275,035
410,000	Octagon Investment Partners XVI Ltd. Series 2013-1A, 2.424% (3 Month LIBOR USD + 1.120%), 07/17/2025 (b)(c)	410,649
259,833	OHA Credit Partners VIII, Ltd. Series 2013-8A, 2.427% (3 Month LIBOR USD + 1.120%), 04/20/2025 (b)(c)	260,419
120,000	OneMain Financial Issuance Trust Series 2017-1-A1, 2.370%, 09/14/2032 (b)	119,563
450,000	OZLM Funding V Ltd. Series 2013-5A, 2.434% (3 Month LIBOR USD + 1.130%), 01/17/2026 (b)(c)	450,482
300,000	OZLM XII Ltd. Series 2015-12A, 2.761% (3 Month LIBOR USD + 1.450%), 04/30/2027 (b)(c)	302,064
105,231	Prestige Auto Receivables Trust Series 2014-1A, 1.910%, 04/15/2020 (b)	105,320
96,442	Santander Drive Auto Receivables Trust Series 2015-2, 1.830%, 01/15/2020	96,483
	SBA Tower Trust
210,000	Series 2013-1-2, 3.598%, 04/15/2043 (b)	209,878
155,000	Series 2014-1-2, 2.898%, 10/15/2044 (b)	156,036
90,000	Series 2017-1, 3.168%, 04/15/2047 (b)	90,176
250,000	Shackleton Series 2014-6A, 2.464% (3 Month LIBOR USD + 1.160%), 07/17/2026 (b)(c)	250,567
62,537	SoFi Consumer Loan Program LLC Series 2016-2, 3.090%, 10/27/2025 (b)(d)	63,219
255,000	Sound Point CLO IV Ltd. Series 2013-3A, 2.407% (3 Month LIBOR USD + 1.100%), 01/21/2026 (b)(c)	255,180
315,000	Sound Point CLO VIII Ltd. Series 2015-1A, 2.834% (3 Month LIBOR USD + 1.530%), 03/13/2027 (b)(c)	315,487
125,000	Springleaf Funding Trust Series 2017-A, 2.680%, 07/15/2030 (b)	125,110
230,000	World Omni Auto Receivables Trust Series 2017-B, 1.950%, 02/15/2023	229,674

	Total Asset Backed Securities (Cost $12,446,661)	12,440,941

	COLLATERALIZED MORTGAGE OBLIGATIONS - 4.45%
	Angel Oak Mortgage Trust I LLC
52,123	Series 2017-2, 2.478%, 07/25/2047 (a)(b)	52,121
36,551	Series 2017-1, 2.810%, 01/25/2047 (a)(b)	36,635

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
	Bayview Mortgage Fund IVc Trust
130,000	Series 2017-RT4A, 3.500%, 07/28/2057 (a)(b)	$133,392
98,584	Series 2017-RT3A, 3.500%, 01/28/2058 (a)(b)	101,562
	BBCMS Mortgage Trust
132,000	Series 2017-DELC, 2.077% (1 Month LIBOR USD + 0.850%), 08/15/2036 (b)(c)	132,247
96,000	Series 2017-C1, 3.674%, 02/17/2050	100,221
150,000	BB-UBS Trust Series 2012-SHOW, 3.430%, 11/07/2036 (b)	153,855
57,361	Chase Mortgage Finance Trust Series 2007-A1, 3.580%, 02/25/2037 (a)	56,037
80,642	COLT Mortgage Loan Trust Series 2017-1, 2.614%, 05/27/2047 (a)(b)	81,862
120,000	COMM Mortgage Trust Series 2013-300P, 4.353%, 08/12/2030 (b)	129,880
11,442	Commercial Mortgage Loan Trust Series 2008-LS1, 6.267%, 12/10/2049 (a)	11,434
	Countrywide Home Loans, Inc.
13,743	Series 2004-HYB6, 3.346%, 11/20/2034 (a)	13,876
88,411	Series 2005-11, 1.837% (1 Month LIBOR USD + 0.600%), 03/25/2035 (c)	81,851
48,711	CSMC Trust Series 2017-FHA1, 3.250%, 04/25/2047 (a)(b)	49,137
392,659	Four Times Square Trust Series 2006-4TS, 5.401%, 12/13/2028 (b)	427,004
	GS Mortgage Securities Trust
145,000	Series 2012-ALOH, 3.551%, 04/12/2034 (b)	151,385
145,000	Series 2012-BWTR, 2.954%, 11/07/2034 (b)	146,855
233,704	JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-WLDN, 3.905%, 05/07/2030 (b)	243,614
705,000	JPMBB Commercial Mortgage Securities Trust Series 2013-C12, 3.157%, 07/17/2045	721,551
261,000	Madison Park Funding XI, Ltd. Series 2013-11A, 2.473% (3 Month LIBOR USD + 1.160%), 07/23/2029 (b)(c)	262,109
185,000	Morgan Stanley Capital I Trust Series 2014-MP, 3.469%, 08/11/2033 (b)	191,212
	New Residential Mortgage Loan Trust
134,170	Series 2016-2, 3.750%, 11/25/2035 (a)(b)	139,311
107,149	Series 2016-4, 3.750%, 11/25/2056 (a)(b)	110,329
186,129	Series 2017-1, 4.000%, 02/25/2057 (a)(b)	194,998
166,551	Series 2017-2, 4.000%, 03/25/2057 (a)(b)	175,257
92,396	Series 2017-3, 4.000%, 04/25/2057 (a)(b)	96,722
106,823	Series 2017-4, 4.000%, 05/25/2057 (a)(b)	111,943
126,544	Series 2017-5, 2.737% (1 Month LIBOR USD + 1.500%), 06/25/2057 (a)(b)(c)	130,673
130,000	OBP Depositor LLC Trust Series 2010-OBP, 4.646%, 07/17/2045 (b)	137,368
75,000	SG Commercial Mortgage Securities Trust Series 2016-C5, 3.055%, 10/13/2048	74,160
	Springleaf Mortgage Loan Trust
63,912	Series 2013-2A, 1.780%, 12/25/2065 (a)(b)	63,981
155,171	Series 2013-2A, 3.520%, 12/25/2065 (a)(b)	155,236
	Towd Point Mortgage Trust
94,486	Series 2016-2, 2.750%, 08/25/2055 (a)(b)	95,003
108,661	Series 2016-3, 2.250%, 08/25/2055 (a)(b)	108,392
208,276	Series 2017-1, 2.750%, 10/25/2056 (a)(b)	209,482

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
86,625	Series 2017-2, 2.750%, 04/25/2057 (a)(b)	$87,126
97,292	Series 2017-3, 2.750%, 06/25/2057 (a)(b)	98,031
109,919	Series 2017-4, 2.750%, 06/25/2057 (a)(b)	110,695
540,000	Wells Fargo-RBS Commercial Mortgage Trust Series 2014-C19, 3.660%, 03/15/2047	562,550

	Total Collateralized Mortgage Obligations (Cost $5,901,123)	5,939,097

	CORPORATE OBLIGATIONS - 38.21%
	Aerospace & Defense - 0.48%
185,000	Hexcel Corp. 3.950%, 02/15/2027	189,093
45,000	Lockheed Martin Corp. 4.090%, 09/15/2052 (b)	45,207
170,000	Northrop Grumman Corp. 3.850%, 04/15/2045	166,189
245,000	United Technologies Corp. 1.900%, 05/04/2020	244,301

		644,790

	Air Freight & Logistics - 0.07%
	FedEx Corp.
50,000	4.100%, 02/01/2045	49,590
15,000	4.550%, 04/01/2046	16,041
20,000	4.400%, 01/15/2047	20,876

		86,507

	Airlines - 0.16%
85,000	Delta Air Lines, Inc. 3.625%, 03/15/2022	87,451
130,000	Southwest Airlines Co. 2.650%, 11/05/2020	131,832

		219,283

	Automobiles - 0.14%
50,000	Ford Motor Co. 5.291%, 12/08/2046	52,366
	General Motors Co.
15,000	6.250%, 10/02/2043	17,201
55,000	6.750%, 04/01/2046	66,483
50,000	Nissan Motor Acceptance Corp. 2.150%, 09/28/2020 (b)	50,044

		186,094

	Banks - 6.86%
	Bank of America Corp.
20,000	2.625%, 04/19/2021	20,154
100,000	2.369% (3 Month LIBOR USD + 0.660%), 07/21/2021 (c)	100,075
35,000	2.503%, 10/21/2022	34,711
545,000	3.124% (3 Month LIBOR USD + 1.160%), 01/20/2023 (c)	555,254
190,000	4.100%, 07/24/2023	202,576
45,000	4.000%, 01/22/2025	46,610
85,000	4.183%, 11/25/2027	88,268
85,000	3.705% (3 Month LIBOR USD + 1.510%), 04/24/2028 (c)(e)	86,445
100,000	6.110%, 01/29/2037	125,416
445,000	5.000%, 01/21/2044	517,810
280,000	Bank of Montreal 1.750%, 09/11/2019	279,268

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Banks (Continued)
405,000	BB&T Corp. 2.750%, 04/01/2022	$412,831
	Citigroup, Inc.
55,000	2.414% (3 Month LIBOR USD + 1.100%), 05/17/2024 (c)	55,165
360,000	3.700%, 01/12/2026	369,753
45,000	3.200%, 10/21/2026	44,341
235,000	4.300%, 11/20/2026	245,233
175,000	4.450%, 09/29/2027	184,943
325,000	3.887% (3 Month LIBOR USD + 1.560%), 01/10/2028 (c)	334,030
75,000	Deutsche Bank AG 2.700%, 07/13/2020	75,354
280,000	European Investment Bank 2.375%, 06/15/2022 (e)	284,095
120,000	Fifth Third Bancorp 2.875%, 07/27/2020	122,359
480,000	HSBC Holdings Plc 3.262% (3 Month LIBOR USD + 1.060%), 03/13/2023 (c)	490,227
80,000	JPMorgan Chase & Co. 2.543% (3 Month LIBOR USD + 1.230%), 10/24/2023 (c)	81,801
80,000	3.220% (3 Month LIBOR USD + 1.160%), 03/01/2025 (c)	81,356
170,000	3.300%, 04/01/2026	170,687
90,000	2.950%, 10/01/2026	88,187
310,000	3.782% (3 Month LIBOR USD + 1.340%), 02/01/2028 (c)(e)	319,388
240,000	3.882% (3 Month LIBOR USD + 1.360%), 07/24/2038 (c)	242,451
170,000	KeyCorp 5.100%, 03/24/2021 (e)	185,424
260,000	Kreditanstalt fuer Wiederaufbau 2.125%, 06/15/2022	260,784
290,000	PNC Funding Corp. 3.300%, 03/08/2022	300,645
250,000	Royal Bank of Canada 2.125%, 03/02/2020	251,180
105,000	Santander Holdings USA, Inc. 3.700%, 03/28/2022 (b)	107,086
240,000	SunTrust Bank 2.450%, 08/01/2022	239,781
245,000	Toronto-Dominion Bank 2.625%, 09/10/2018	247,433
625,000	U.S. Bancorp 1.950%, 11/15/2018	627,681
195,000	Wells Fargo & Co. 2.150%, 01/30/2020	195,595
160,000	2.550%, 12/07/2020	161,915
150,000	2.625%, 07/22/2022	150,352
120,000	3.000%, 04/22/2026	118,001
135,000	3.000%, 10/23/2026	132,166
130,000	3.584% (3 Month LIBOR USD + 1.310%), 05/22/2028 (c)	131,739
176,000	5.606%, 01/15/2044	213,515
35,000	4.900%, 11/17/2045	39,134
115,000	4.750%, 12/07/2046	126,564

		9,147,783

Principal Amount		Value
	Beverages - 0.29%
105,000	Anheuser-Busch InBev Worldwide, Inc.
	8.200%, 01/15/2039	$165,705
10,000	Constellation Brands, Inc. 2.700%, 05/09/2022	10,045
10,000	3.500%, 05/09/2027	10,154
5,000	4.500%, 05/09/2047	5,269
200,000	Molson Coors Brewing Co. 3.000%, 07/15/2026	194,881

		386,054

	Biotechnology - 0.60%
	AbbVie, Inc.
155,000	2.900%, 11/06/2022	157,372
180,000	4.300%, 05/14/2036	189,574
	Amgen, Inc.
45,000	2.650%, 05/11/2022	45,416
125,000	4.400%, 05/01/2045	132,869
115,000	Celgene Corp. 5.250%, 08/15/2043	132,354
95,000	Genzyme Corp. 5.000%, 06/15/2020	102,472
35,000	Gilead Sciences, Inc. 2.500%, 09/01/2023	34,675

		794,732

	Building Products - 0.19%
250,000	LYB International Finance II BV 3.500%, 03/02/2027	249,154

	Capital Markets - 3.59%
90,000	Bear Stearns Companies, Inc. 7.250%, 02/01/2018	91,681
245,000	CBOE Holdings, Inc. 3.650%, 01/12/2027	251,356
300,000	Delphi Corp. 4.150%, 03/15/2024	318,708
140,000	Intercontinental Exchange, Inc. 2.750%, 12/01/2020	142,787
	Morgan Stanley
150,000	5.950%, 12/28/2017	151,536
75,000	2.625%, 11/17/2021	75,311
35,000	2.750%, 05/19/2022	35,216
350,000	3.700%, 10/23/2024	362,928
190,000	3.125%, 07/27/2026	186,578
65,000	4.350%, 09/08/2026	68,175
50,000	3.950%, 04/23/2027	50,965
385,000	3.591% (3 Month LIBOR USD + 1.340%), 07/22/2028 (c)	386,911
210,000	Raymond James Financial, Inc. 3.625%, 09/15/2026	210,720
130,000	State Street Corp. 2.550%, 08/18/2020	132,308
	The Bank of New York Mellon Corp.
410,000	2.200%, 03/04/2019	412,268
155,000	2.661% (3 Month LIBOR USD + 0.630%), 05/16/2023 (c)	155,745
320,000	3.250%, 05/16/2027	325,025
	The Goldman Sachs Group, Inc.
95,000	2.750%, 09/15/2020	96,293
80,000	2.600%, 12/27/2020	80,690
35,000	2.875%, 02/25/2021	35,521

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Capital Markets (Continued)
50,000	2.350%, 11/15/2021 (e)	$49,621
390,000	2.908% (3 Month LIBOR USD + 1.050%), 06/05/2023 (c)	390,733
55,000	2.905% (3 Month LIBOR USD + 0.990%), 07/24/2023 (c)	55,101
155,000	4.000%, 03/03/2024	163,799
140,000	3.500%, 01/23/2025	142,170
150,000	3.272% (3 Month LIBOR USD + 1.200%), 03/29/2025 (c)	150,429
140,000	6.750%, 10/01/2037 (e)	185,038
40,000	6.250%, 02/01/2041	52,912
5,000	4.750%, 10/21/2045	5,574
25,000	Willis North America, Inc. 3.600%, 05/15/2024	25,611

		4,791,710

	Chemicals - 0.33%
185,000	Potash Corp. of Saskatchewan, Inc. 4.000%, 12/15/2026 (e)	193,303
225,000	The Dow Chemical Co. 3.500%, 10/01/2024	232,396
20,000	The Sherwin-Williams Co. 3.125%, 06/01/2024	20,130

		445,829

	Commercial Services & Supplies - 0.05%
50,000	ERAC USA Finance LLC 7.000%, 10/15/2037 (b)	65,964

	Communications Equipment - 0.09%
120,000	QUALCOMM, Inc. 3.000%, 05/20/2022	123,638

	Consumer Finance - 1.63%
217,000	American Express Co. 4.050%, 12/03/2042	222,105
	American Express Credit Corp.
250,000	2.125%, 03/18/2019	251,414
105,000	1.875%, 05/03/2019	105,145
90,000	2.200%, 03/03/2020	90,503
285,000	Capital One Financial Corp. 2.450%, 04/24/2019	286,849
180,000	Ford Motor Credit Co. LLC 3.810%, 01/09/2024	183,823
255,000	John Deere Capital Corp. 1.950%, 06/22/2020	255,359
125,000	NiSource Finance Corp. 3.490%, 05/15/2027	126,776
	PACCAR Financial Corp.
140,000	1.300%, 05/10/2019	139,082
165,000	2.200%, 09/15/2019	165,874
	Toyota Motor Credit Corp.
275,000	2.125%, 07/18/2019	276,994
70,000	2.600%, 01/11/2022	70,850

		2,174,774

	Diversified Financial Services - 1.73%
290,000	American Honda Finance Corp. 1.700%, 02/22/2019	289,940
	Anheuser-Busch InBev Finance, Inc.
40,000	1.900%, 02/01/2019	40,116

Principal Amount		Value
	Diversified Financial Services (Continued)
265,000	2.650%, 02/01/2021	$269,513
410,000	3.650%, 02/01/2026 (e)	424,891
25,000	4.700%, 02/01/2036	27,648
95,000	4.900%, 02/01/2046	107,737
	BAT Capital Corp.
50,000	2.297%, 08/14/2020 (b)	50,194
50,000	4.390%, 08/15/2037 (b)	51,479
40,000	BAT International Finance Plc 2.750%, 06/15/2020 (b)	40,649
75,000	Caterpillar Financial Services Corp. 1.850%, 09/04/2020	74,685
175,000	Daimler Finance North America LLC 2.450%, 05/18/2020 (b)	176,296
160,000	General Motors Financial Co., Inc. 3.150%, 06/30/2022	161,449
200,000	Hutchison Whampoa International Ltd. 1.625%, 10/31/2017 (b)	199,540
30,000	Kinder Morgan Finance Co. LLC 6.000%, 01/15/2018 (b)	30,336
	Shell International Finance BV
320,000	1.625%, 11/10/2018	320,284
45,000	4.375%, 05/11/2045 (e)	48,370

		2,313,127

	Diversified Telecommunication Services - 1.30%
	AT&T, Inc.
175,000	4.450%, 04/01/2024 (e)	185,935
80,000	3.400%, 08/14/2024	80,244
105,000	3.900%, 08/14/2027	105,414
235,000	4.500%, 05/15/2035 (e)	232,712
125,000	6.350%, 03/15/2040	145,575
75,000	4.750%, 05/15/2046	72,403
95,000	5.150%, 02/14/2050	95,836
215,000	TELUS Corp. 2.800%, 02/16/2027	202,693
	Verizon Communications, Inc.
355,000	4.125%, 03/16/2027	371,137
140,000	4.500%, 08/10/2033	143,849
20,000	4.812%, 03/15/2039	20,716
70,000	4.862%, 08/21/2046	71,233
5,000	4.672%, 03/15/2055	4,783

		1,732,530

	Electric Utilities - 2.03%
65,000	Alabama Power Co. 2.450%, 03/30/2022	65,074
145,000	Consolidated Edison Company of New York, Inc. 4.625%, 12/01/2054	161,810
45,000	Duke Energy Carolinas LLC 2.500%, 03/15/2023	45,268
375,000	Duke Energy Corp. 3.550%, 09/15/2021	390,712
60,000	Duke Energy Florida LLC 3.400%, 10/01/2046	56,806
60,000	Duke Energy Indiana, Inc. 4.900%, 07/15/2043	69,718
235,000	Duke Energy Progress LLC 4.150%, 12/01/2044	251,272
160,000	Edison International 2.950%, 03/15/2023	162,226

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Electric Utilities (Continued)
	Emera US Finance LP
15,000	2.700%, 06/15/2021	$15,094
20,000	4.750%, 06/15/2046	21,532
65,000	Exelon Corp. 2.450%, 04/15/2021	65,060
70,000	FirstEnergy Corp. 3.900%, 07/15/2027	71,229
20,000	Fortis, Inc. 2.100%, 10/04/2021	19,655
	Georgia Power Co.
120,000	1.950%, 12/01/2018	120,294
85,000	2.400%, 04/01/2021	85,153
245,000	MidAmerican Energy Co. 3.100%, 05/01/2027	246,069
25,000	NextEra Energy Capital Holdings, Inc. 1.649%, 09/01/2018	24,995
20,000	Oncor Electric Delivery Co. LLC 7.000%, 09/01/2022	23,989
	Pacific Gas & Electric Co.
40,000	4.750%, 02/15/2044	46,297
225,000	4.250%, 03/15/2046	242,738
31,000	South Carolina Electric & Gas Co. 5.100%, 06/01/2065	36,066
	The Southern Co.
30,000	1.850%, 07/01/2019	29,997
155,000	2.150%, 09/01/2019	155,431
20,000	2.950%, 07/01/2023	20,128
25,000	4.400%, 07/01/2046	26,003
245,000	Union Electric Co. 6.700%, 02/01/2019	261,114

		2,713,730

	Food & Staples Retailing - 0.59%
335,000	Costco Wholesale Corp. 2.150%, 05/18/2021	336,150
	CVS Health Corp.
220,000	2.125%, 06/01/2021	218,156
59,000	3.875%, 07/20/2025	61,638
55,000	2.875%, 06/01/2026	53,235
70,000	5.125%, 07/20/2045	80,817
40,000	Sysco Corp. 2.500%, 07/15/2021	40,290

		790,286

	Food Products - 0.39%
	Kraft Heinz Foods Co.
55,000	2.000%, 07/02/2018	55,123
40,000	2.800%, 07/02/2020	40,749
175,000	3.500%, 07/15/2022	181,303
185,000	5.000%, 07/15/2035	202,142
35,000	4.375%, 06/01/2046	34,700

		514,017

	Gas Utilities - 0.29%
160,000	Atmos Energy Corp. 3.000%, 06/15/2027	160,308
220,000	National Fuel Gas Co. 3.950%, 09/15/2027	217,884
10,000	Southern Co. Gas Capital Corp. 2.450%, 10/01/2023	9,795

		387,987

Principal Amount		Value
	Health Care Equipment & Supplies - 0.91%
	Abbott Laboratories
180,000	2.350%, 11/22/2019	$181,560
75,000	2.800%, 09/15/2020	76,041
115,000	4.900%, 11/30/2046 (e)	128,965
	Becton Dickinson and Co.
205,000	3.125%, 11/08/2021	209,179
100,000	3.363%, 06/06/2024	101,080
	Medtronic, Inc.
46,000	4.375%, 03/15/2035	50,731
10,000	4.625%, 03/15/2045	11,402
	Shire Acquisitions Investments Ireland Designated Activity Co.
70,000	2.400%, 09/23/2021	69,821
125,000	2.875%, 09/23/2023	124,391
260,000	Zimmer Biomet Holdings, Inc.
	3.550%, 04/01/2025 (e)	262,943

		1,216,113

	Health Care Providers & Services - 1.24%
80,000	Anthem, Inc.
	5.850%, 01/15/2036	97,577
	Cardinal Health, Inc.
20,000	1.950%, 06/15/2018	20,033
110,000	2.616%, 06/15/2022	110,031
280,000	3.200%, 03/15/2023 (e)	284,989
10,000	4.368%, 06/15/2047	10,282
	Catholic Health Initiatives
45,000	1.600%, 11/01/2017	45,007
95,000	2.600%, 08/01/2018	95,698
	Cigna Corp.
30,000	3.050%, 10/15/2027	29,651
30,000	3.875%, 10/15/2047	30,029
275,000	Humana, Inc.
	3.150%, 12/01/2022	280,329
80,000	Kaiser Foundation Hospitals
	4.150%, 05/01/2047	85,925
	UnitedHealth Group, Inc.
55,000	1.700%, 02/15/2019	54,976
240,000	1.625%, 03/15/2019	239,531
70,000	3.350%, 07/15/2022	73,152
135,000	3.950%, 10/15/2042	138,833
40,000	4.750%, 07/15/2045	46,307
10,000	4.250%, 04/15/2047	10,752

		1,653,102

	Hotels, Restaurants & Leisure - 0.22%
	McDonald’s Corp.
240,000	3.700%, 01/30/2026	250,488
20,000	4.600%, 05/26/2045	21,923
15,000	4.875%, 12/09/2045	16,953

		289,364

	Household Durables - 0.09%
105,000	Newell Rubbermaid, Inc. 5.500%, 04/01/2046 (e)	124,482

	Independent Power and Renewable Electricity Producers - 0.29%
180,000	Southern Power Co. 4.150%, 12/01/2025	189,690
180,000	4.950%, 12/15/2046	192,145

		381,835

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Industrial Conglomerates - 0.15%
195,000	E. I. du Pont Nemours and Co. 2.200%, 05/01/2020	$196,328

	Insurance - 0.97%
105,000	American International Group, Inc. 4.125%, 02/15/2024	111,660
120,000	4.500%, 07/16/2044 (e)	125,725
140,000	Chubb INA Holdings, Inc. 3.350%, 05/03/2026	143,687
45,000	CNA Financial Corp. 3.450%, 08/15/2027	44,605
235,000	Liberty Mutual Group, Inc. 4.250%, 06/15/2023 (b)(e)	251,323
70,000	Marsh & McLennan Cos., Inc. 4.050%, 10/15/2023	74,472
13,000	Massachusetts Mutual Life Insurance Co. 8.875%, 06/01/2039 (b)	21,123
	New York Life Global Funding
130,000	1.950%, 02/11/2020 (b)	130,018
40,000	2.000%, 04/13/2021 (b)	39,749
160,000	The Travelers Cos., Inc. 4.000%, 05/30/2047	166,185
180,000	Trinity Acquisition Plc 4.400%, 03/15/2026	191,170

		1,299,717

	Internet & Direct Marketing Retail - 0.22%
20,000	Amazon.com, Inc. 1.900%, 08/21/2020 (b)	20,063
15,000	2.800%, 08/22/2024 (b)	15,080
185,000	3.875%, 08/22/2037 (b)	188,912
60,000	4.950%, 12/05/2044	69,561

		293,616

	Internet Software & Services - 0.12%
165,000	eBay, Inc. 2.150%, 06/05/2020	165,479

	IT Services - 0.62%
205,000	Broadridge Financial Solutions, Inc. 3.400%, 06/27/2026	203,516
230,000	MasterCard, Inc. 3.375%, 04/01/2024	240,306
165,000	Visa, Inc. 2.800%, 12/14/2022	168,838
160,000	3.150%, 12/14/2025	164,094
45,000	4.300%, 12/14/2045	49,924

		826,678

	Life Sciences Tools & Services - 0.05%
55,000	Thermo Fisher Scientific, Inc. 3.000%, 04/15/2023	55,978
10,000	2.950%, 09/19/2026	9,806

		65,784

	Machinery - 0.46%
80,000	Eaton Corp. 5.600%, 05/15/2018	81,923
230,000	2.750%, 11/02/2022	231,865
35,000	Fortive Corp. 2.350%, 06/15/2021	34,919

Principal Amount		Value
	Machinery (Continued)
265,000	Stanley Black & Decker, Inc. 2.451%, 11/17/2018	$266,749

		615,456

	Media - 1.56%
175,000	21st Century Fox America, Inc. 4.500%, 02/15/2021	187,431
15,000	Charter Communications Operating LLC / Charter Communications Operating Capital 3.579%, 07/23/2020	15,409
115,000	4.464%, 07/23/2022	121,801
5,000	4.908%, 07/23/2025 (e)	5,354
230,000	3.750%, 02/15/2028 (b)	225,544
80,000	6.484%, 10/23/2045	94,220
345,000	Comcast Corp. 5.875%, 02/15/2018	350,540
15,000	3.375%, 08/15/2025	15,493
240,000	3.150%, 03/01/2026 (e)	240,131
50,000	3.400%, 07/15/2046 (e)	46,208
50,000	Cox Communications, Inc. 3.250%, 12/15/2022 (b)(e)	50,497
80,000	3.150%, 08/15/2024 (b)	79,620
5,000	3.350%, 09/15/2026 (b)	4,902
45,000	Discovery Communications, LLC 3.800%, 03/13/2024	46,446
42,000	3.450%, 03/15/2025	41,430
25,000	4.900%, 03/11/2026	26,735
30,000	3.950%, 03/20/2028 (e)	29,848
28,000	Scripps Networks Interactive, Inc. 3.950%, 06/15/2025	28,452
320,000	The Walt Disney Co. 1.800%, 06/05/2020	319,718
30,000	Time Warner Cable, Inc. 5.500%, 09/01/2041	31,253
50,000	4.500%, 09/15/2042	47,561
60,000	Time Warner, Inc. 2.950%, 07/15/2026	56,776
25,000	Viacom, Inc. 4.375%, 03/15/2043	21,615

		2,086,984

	Metals & Mining - 0.59%
	National Rural Utilities Cooperative Finance Corp.
190,000	1.650%, 02/08/2019	189,717
170,000	2.950%, 02/07/2024	171,743
105,000	Nucor Corp. 4.125%, 09/15/2022	112,211
125,000	4.000%, 08/01/2023	132,733
80,000	Rio Tinto Finance USA Ltd. 3.750%, 06/15/2025	84,434
65,000	Vale Overseas Ltd. 6.250%, 08/10/2026	73,918
15,000	6.875%, 11/10/2039	17,268

		782,024

	Multi-Utilities - 0.76%
105,000	Berkshire Hathaway Energy Co. 6.125%, 04/01/2036	135,183
70,000	CenterPoint Energy, Inc. 2.500%, 09/01/2022	69,936

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Multi-Utilities (Continued)
285,000	Delmarva Power & Light Co. 3.500%, 11/15/2023	$297,223
160,000	Dominion Energy, Inc. 2.579%, 07/01/2020	161,442
35,000	2.850%, 08/15/2026	33,757
40,000	DTE Energy Co. 1.500%, 10/01/2019	39,440
270,000	WEC Energy Group, Inc. 3.550%, 06/15/2025	278,060

		1,015,041

	Oil, Gas & Consumable Fuels - 3.07%
50,000	Anadarko Petroleum Corp. 8.700%, 03/15/2019	54,588
15,000	6.950%, 06/15/2019	16,170
15,000	3.450%, 07/15/2024	14,909
45,000	4.500%, 07/15/2044	42,991
10,000	6.600%, 03/15/2046	12,425
5,000	Apache Corp. 4.250%, 01/15/2044	4,714
170,000	Buckeye Partners LP 4.875%, 02/01/2021	180,601
80,000	Canadian Natural Resources Ltd. 3.800%, 04/15/2024	82,382
170,000	3.900%, 02/01/2025 (e)	174,527
25,000	3.850%, 06/01/2027 (e)	25,323
15,000	6.500%, 02/15/2037	18,236
10,000	6.250%, 03/15/2038 (e)	12,044
20,000	Cenovus Energy, Inc. 4.250%, 04/15/2027 (b)	19,868
160,000	Chevron Corp. 1.790%, 11/16/2018	160,327
225,000	Columbia Pipeline Group, Inc. 4.500%, 06/01/2025	240,753
5,000	Concho Resources, Inc. 3.750%, 10/01/2027	5,026
30,000	ConocoPhillips Co. 4.950%, 03/15/2026	33,874
35,000	Devon Energy Corp. 3.250%, 05/15/2022	35,450
15,000	Devon Financing Co. LLC 7.875%, 09/30/2031	19,847
20,000	Enbridge, Inc. 3.700%, 07/15/2027	20,318
50,000	Encana Corp. 3.900%, 11/15/2021 (e)	51,571
10,000	Energy Transfer LP 5.950%, 10/01/2043	10,743
105,000	5.300%, 04/15/2047 (e)	105,628
155,000	Enterprise Products Operating LLC 6.125%, 10/15/2039	188,510
125,000	EOG Resources, Inc. 4.150%, 01/15/2026	132,774
45,000	Hess Corp. 5.600%, 02/15/2041	45,235
60,000	5.800%, 04/01/2047	61,881
270,000	Husky Energy, Inc. 3.950%, 04/15/2022	282,186

Principal Amount		Value
	Oil, Gas & Consumable Fuels (Continued)
145,000	Kinder Morgan, Inc. 3.150%, 01/15/2023	$145,956
70,000	5.550%, 06/01/2045	75,692
35,000	Marathon Oil Corp. 2.700%, 06/01/2020	35,022
30,000	2.800%, 11/01/2022	29,199
15,000	3.850%, 06/01/2025 (e)	14,920
30,000	4.400%, 07/15/2027	30,651
175,000	Marathon Petroleum Corp. 3.625%, 09/15/2024	178,478
180,000	MPLX LP 4.875%, 12/01/2024	194,247
50,000	4.125%, 03/01/2027	51,006
100,000	5.200%, 03/01/2047 (e)	105,097
170,000	NiSource Finance Corp. 3.950%, 03/30/2048	168,283
40,000	Noble Energy, Inc. 4.950%, 08/15/2047	40,936
15,000	Petroleos Mexicanos 6.375%, 02/04/2021	16,470
25,000	6.500%, 03/13/2027 (b)	27,653
45,000	5.500%, 06/27/2044	42,075
27,000	6.750%, 09/21/2047	28,793
120,000	Phillips 66 4.300%, 04/01/2022	129,020
115,000	Phillips 66 Partners LP 3.550%, 10/01/2026	112,721
95,000	Pioneer Natural Resources Co. 3.450%, 01/15/2021	97,208
30,000	Regency Energy Partners LP 4.500%, 11/01/2023	31,478
130,000	Spectra Energy Partners LP 3.375%, 10/15/2026 (e)	129,234
125,000	Sunoco Logistics Partners Operations LP 4.250%, 04/01/2024	129,157
5,000	3.900%, 07/15/2026	4,970
50,000	5.400%, 10/01/2047	51,049
95,000	TC PipeLines, LP 3.900%, 05/25/2027	95,342
75,000	Valero Energy Corp. 3.400%, 09/15/2026	74,130

		4,091,688

	Pharmaceuticals - 0.92%
150,000	Allergan Funding SCS 2.350%, 03/12/2018	150,453
15,000	3.000%, 03/12/2020	15,323
55,000	3.450%, 03/15/2022	57,087
35,000	4.550%, 03/15/2035	37,454
115,000	Baxalta, Inc. 4.000%, 06/23/2025	120,832
10,000	Johnson & Johnson 3.550%, 03/01/2036	10,310
55,000	3.625%, 03/03/2037	57,271
55,000	Mylan NV 3.000%, 12/15/2018	55,637
60,000	3.750%, 12/15/2020	62,254
5,000	3.150%, 06/15/2021	5,092
210,000	Sanofi-Aventis SA 4.000%, 03/29/2021 (e)	222,562

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Pharmaceuticals (Continued)
25,000	Teva Pharmaceutical Finance Netherlands III BV 1.700%, 07/19/2019	$24,649
25,000	2.200%, 07/21/2021	24,092
5,000	2.800%, 07/21/2023 (e)	4,775
225,000	3.150%, 10/01/2026 (e)	207,781
170,000	Zoetis, Inc. 3.000%, 09/12/2027	168,335

		1,223,907

	Real Estate Management & Development - 1.51%
25,000	American Tower Corp. 3.450%, 09/15/2021	25,895
15,000	2.250%, 01/15/2022	14,772
320,000	Boston Properties LP 3.650%, 02/01/2026	326,846
45,000	Brandywine Operating Partnership LP 4.100%, 10/01/2024	45,259
180,000	Crown Castle International Corp. 3.400%, 02/15/2021	185,464
160,000	Digital Realty Trust LP 3.700%, 08/15/2027	161,834
170,000	ERP Operating LP 3.000%, 04/15/2023	173,374
220,000	Public Storage 2.370%, 09/15/2022	219,553
495,000	Simon Property Group LP 2.200%, 02/01/2019	497,729
60,000	Ventas Realty LP 2.700%, 04/01/2020	60,601
125,000	5.700%, 09/30/2043	148,305
160,000	Vornado Realty LP 2.500%, 06/30/2019	161,020

		2,020,652

	Road & Rail - 0.37%
135,000	Burlington Northern Santa Fe, LLC 3.650%, 09/01/2025	142,746
10,000	3.250%, 06/15/2027	10,268
20,000	3.900%, 08/01/2046	20,665
45,000	4.125%, 06/15/2047	47,660
110,000	CSX Corp. 3.250%, 06/01/2027	110,525
160,000	Union Pacific Corp. 4.100%, 09/15/2067	160,863

		492,727

	Semiconductors & Semiconductor Equipment - 1.03%
200,000	Analog Devices, Inc. 3.900%, 12/15/2025	210,011
15,000	Applied Materials, Inc. 3.300%, 04/01/2027	15,296
10,000	4.350%, 04/01/2047	10,728
80,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 2.375%, 01/15/2020 (b)	80,486
160,000	3.000%, 01/15/2022 (b)	162,829
60,000	3.625%, 01/15/2024 (b)	61,727
30,000	Intel Corp. 1.700%, 05/19/2021	29,729
185,000	3.300%, 10/01/2021	193,800
75,000	2.350%, 05/11/2022	75,584

Principal Amount		Value
	Semiconductors & Semiconductor Equipment (Continued)
55,000	4.900%, 07/29/2045	$65,881
10,000	4.100%, 05/19/2046	10,519
60,000	Lam Research Corp. 2.800%, 06/15/2021	60,749
165,000	Maxim Integrated Products, Inc. 3.450%, 06/15/2027	166,328
65,000	Qualcomm, Inc. 2.100%, 05/20/2020	65,520
160,000	Xilinx, Inc. 2.950%, 06/01/2024	160,387

		1,369,574

	Software - 0.68%
160,000	Autodesk, Inc. 3.500%, 06/15/2027	159,930
50,000	Microsoft Corp. 1.550%, 08/08/2021	49,144
50,000	2.375%, 02/12/2022	50,485
15,000	3.300%, 02/06/2027	15,549
155,000	4.450%, 11/03/2045	174,997
90,000	3.700%, 08/08/2046	90,999
165,000	Oracle Corp. 2.500%, 05/15/2022	167,530
155,000	4.300%, 07/08/2034	169,680
25,000	3.900%, 05/15/2035	26,268

		904,582

	Specialty Retail - 0.29%
120,000	Home Depot, Inc. 2.700%, 04/01/2023	121,930
140,000	3.350%, 09/15/2025	144,955
65,000	5.875%, 12/16/2036	84,587
5,000	3.500%, 09/15/2056	4,625
25,000	Lowe’s Cos., Inc. 3.700%, 04/15/2046	24,315

		380,412

	Technology Hardware, Storage & Peripherals - 0.72%
250,000	Apple, Inc. 2.400%, 05/03/2023	249,720
5,000	3.000%, 02/09/2024	5,128
20,000	3.350%, 02/09/2027	20,616
85,000	3.450%, 02/09/2045	80,762
165,000	Dell International LLC / EMC Corp. 3.480%, 06/01/2019 (b)	168,344
245,000	4.420%, 06/15/2021 (b)(e)	257,444
65,000	Hewlett Packard Enterprise Co. 3.600%, 10/15/2020	67,423
40,000	4.900%, 10/15/2025 (e)	42,383
70,000	Xerox Corp. 3.625%, 03/15/2023	69,499

		961,319

	Tobacco - 0.38%
40,000	Altria Group, Inc. 4.250%, 08/09/2042	41,201
30,000	3.875%, 09/16/2046	29,400
170,000	Philip Morris International, Inc. 2.625%, 03/06/2023	170,166
100,000	3.125%, 08/17/2027	100,506

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Tobacco (Continued)
65,000	Reynolds American, Inc. 2.300%, 06/12/2018	$65,297
80,000	5.850%, 08/15/2045	98,254

		504,824

	Wireless Telecommunication Services - 0.18%
255,000	Rogers Communications, Inc. 2.900%, 11/15/2026	244,638

	Total Corporate Obligations (Cost $49,645,141)	50,974,315

	FOREIGN GOVERNMENT DEBT OBLIGATIONS - 0.95%
200,000	Japan Bank for International Cooperation 2.125%, 07/21/2020 (e)	200,631
68,000	Mexico Government International Bond 5.750%, 10/12/2110	73,236
230,000	Oman Government International Bond 5.375%, 03/08/2027 (b)(e)	236,771
325,000	Province of Ontario Canada 2.500%, 04/27/2026	320,261
240,000	Province of Quebec Canada 2.375%, 01/31/2022	242,118
200,000	Saudi Government International Bond 4.625%, 10/04/2047 (b)	198,780

	Total Foreign Government Debt Obligations (Cost $1,261,377)	1,271,797

	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 30.84%
	Federal Home Loan Mortgage Corp.
19,730	Series 2590, 5.000%, 03/15/2018	19,817
778,803	Series K703, 2.699%, 05/25/2018	780,835
633	Pool #E9-9763 4.500%, 09/01/2018	647
373	Pool #E9-9764 4.500%, 09/01/2018	381
600,000	Series K705, 2.303%, 09/25/2018 (a)	603,116
883,121	Series K706, 2.323%, 10/25/2018	887,386
600,000	Series K709, 2.086%, 03/25/2019	602,426
46,386	Pool #D9-6291 4.500%, 09/01/2023	49,730
112,173	Pool #G1-3624 5.000%, 08/01/2024	119,903
34,000	Series 2017-K66, 4.172%, 07/25/2027 (a)(b)	34,416
20,000	Series 2017-K67, 3.944%, 08/25/2027 (a)(b)	20,146
201,368	Series 2329, 6.500%, 06/15/2031	225,862
99,686	Series 2338, 6.500%, 07/15/2031	116,185
137,004	Pool #78-0447 3.029% (1 Year CMT Rate + 2.250%), 04/01/2033 (a)(c)	144,490
108	Pool #A4-3129 5.500%, 02/01/2036	119
400,000	Pool #TBA 4.000%, 10/15/2041 (f)	421,188
577,609	Pool #U9-0688 4.000%, 05/01/2042	613,431
700,000	Pool #TBA 3.000%, 10/15/2042 (f)	702,598
2,200,000	Pool #TBA 3.500%, 10/15/2042 (f)	2,269,181
419,667	Pool #G0-8635 3.000%, 04/01/2045	421,612
775,845	Pool #Q4-9389 3.500%, 07/01/2047	802,973
51,000	Series 2016-K722, 3.966%, 07/25/2049 (a)(b)	51,989
45,000	Series 2017-K726, 4.107%, 07/25/2049 (a)(b)	45,817
15,000	Series 2017-K64, 4.116%, 05/25/2050 (a)(b)	15,068
40,000	Series 2017-K65, 4.214%, 07/25/2050 (a)(b)	41,293
	Federal National Mortgage Association
118	Pool #685505 5.000%, 05/01/2018	121
120	Pool #705709 5.000%, 05/01/2018	123

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
65,879	Series 2014-C01, 2.837% (1 Month LIBOR USD + 1.600%), 01/25/2024 (c)	$66,474
26,696	Series 2014-C02, 2.187% (1 Month LIBOR USD + 0.950%), 05/28/2024 (c)	26,719
691,843	Pool #AI4868 4.000%, 06/01/2026	728,235
400,000	Pool #TBA 3.000%, 10/15/2026 (f)	411,031
626,006	Pool #AJ8325 3.000%, 12/01/2026	645,181
511,760	Pool #AL2877 3.500%, 01/01/2028	533,567
9,360	Pool #544859 2.477% (11th District Cost of Funds Index + 1.770%), 08/01/2029 (c)	9,450
87,289	Pool #BC4938 2.500%, 04/01/2031	87,979
147,349	Pool #786848 7.000%, 10/01/2031	171,115
293,478	Pool #AS9505 3.000%, 04/01/2032	301,831
4,688	Pool #727181 5.000%, 08/01/2033	5,201
2,196	Pool #730727 5.000%, 08/01/2033	2,425
635	Pool #741862 5.500%, 09/01/2033	712
795	Pool #766197 5.500%, 02/01/2034	891
157	Pool #776974 5.500%, 04/01/2034	177
156,312	Pool #888504 2.838% (1 Year CMT Rate + 2.080%), 04/01/2034 (c)	164,110
367,789	Pool #MA1870 4.500%, 04/01/2034	398,511
7,528	Pool #775776 5.500%, 05/01/2034	8,436
140,176	Pool #802783 3.187% (12 Month LIBOR USD + 1.610%), 10/01/2034 (c)	146,886
5,086	Pool #781629 5.500%, 12/01/2034	5,681
6,599	Pool #822815 5.500%, 04/01/2035	7,394
5,608	Pool #357850 5.500%, 07/01/2035	6,293
3,556	Pool #820242 5.000%, 07/01/2035	3,941
1,006	Pool #838452 5.500%, 09/01/2035	1,128
6,682	Pool #865854 6.000%, 03/01/2036	7,636
8,970	Pool #891474 6.000%, 04/01/2036	10,254
6,833	Pool #906000 6.000%, 01/01/2037	7,731
68	Pool #928062 5.500%, 02/01/2037	76
138	Pool #899119 5.500%, 04/01/2037	154
545,166	Pool #AS9772 3.500%, 06/01/2037	570,297
189	Pool #970131 5.500%, 03/01/2038	210
162	Pool #981313 5.500%, 06/01/2038	179
134	Pool #985108 5.500%, 07/01/2038	149
55	Pool #964930 5.500%, 08/01/2038	60
95	Pool #987032 5.500%, 08/01/2038	106
116	Pool #968371 5.500%, 09/01/2038	129
50	Pool #993050 5.500%, 12/01/2038	56
22,114	Pool #993579 4.000%, 05/01/2039	23,405
4,548	Pool #AA5840 4.000%, 06/01/2039	4,815
64,749	Pool #AA8715 4.000%, 06/01/2039	69,279
237,090	Pool #AD0586 4.500%, 12/01/2039	258,961
687,394	Pool #AD4062 5.000%, 05/01/2040	751,710
578,284	Pool #AD6929 5.000%, 06/01/2040	631,747
14,581	Pool #AD9896 4.000%, 08/01/2040	15,423
16,708	Pool #AB1500 4.000%, 09/01/2040	17,680
14,340	Pool #AD9856 4.000%, 09/01/2040	15,174
10,519	Pool #AE2559 4.000%, 09/01/2040	11,129
3,983	Pool #AE2562 4.000%, 09/01/2040	4,213
4,788	Pool #AE2566 4.000%, 09/01/2040	5,045
31,329	Pool #AE4124 4.000%, 10/01/2040	33,143
17,442	Pool #AE4888 4.000%, 10/01/2040	18,457
2,000,000	Pool #TBA 3.500%, 10/01/2040 (f)	2,061,953
25,522	Pool #AE3916 4.000%, 11/01/2040	26,982
3,514	Pool #AE5147 4.000%, 11/01/2040	3,718

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
44,661	Pool #AE8715 4.000%, 11/01/2040	$47,245
5,253	Pool #AH0006 4.000%, 12/01/2040	5,559
14,221	Pool #AH0020 4.000%, 12/01/2040	15,049
28,295	Pool #AH0599 4.000%, 12/01/2040	29,937
8,972	Pool #AH0601 4.000%, 12/01/2040	9,493
19,690	Pool #AH1263 4.000%, 01/01/2041	20,830
78,916	Pool #AL5233 4.000%, 01/01/2041	83,516
6,423	Pool #AH4659 4.000%, 02/01/2041	6,797
86,939	Pool #AH5653 4.000%, 02/01/2041	91,966
124,989	Pool #AL0934 5.000%, 02/01/2041	136,620
166,858	Pool #AD1889 4.500%, 03/01/2041	179,939
10,510	Pool #AH6150 4.000%, 03/01/2041	11,115
111,036	Pool #AL0215 4.500%, 04/01/2041	120,265
95,126	Pool #AL0187 5.000%, 05/01/2041	103,928
16,011	Pool #AL0456 5.000%, 06/01/2041	17,485
80,743	Pool #AI8842 4.500%, 08/01/2041	87,205
40,286	Pool #AL0815 4.000%, 09/01/2041	43,221
14,046	Pool #AJ1562 4.000%, 10/01/2041	15,069
13,633	Pool #AJ1972 4.000%, 10/01/2041	14,625
728,288	Pool #AJ2212 4.500%, 10/01/2041	790,675
20,643	Pool #AJ4756 4.000%, 10/01/2041	22,146
400,000	Pool #TBA 4.500%, 10/15/2041 (f)	429,438
17,321	Pool #AJ3330 4.000%, 11/01/2041	18,583
18,076	Pool #AJ4549 4.000%, 11/01/2041	19,392
13,353	Pool #AJ4698 4.000%, 11/01/2041	14,326
27,944	Pool #AJ5424 4.000%, 11/01/2041	29,979
11,195	Pool #AJ7840 4.000%, 11/01/2041	12,009
18,411	Pool #AB3995 4.000%, 12/01/2041	19,753
17,890	Pool #AI0848 4.000%, 12/01/2041	19,193
15,324	Pool #AJ4187 4.000%, 12/01/2041	16,440
18,834	Pool #AJ5736 4.000%, 12/01/2041	20,206
11,061	Pool #AJ5968 4.000%, 12/01/2041	11,701
22,397	Pool #AJ6061 4.000%, 12/01/2041	24,029
14,282	Pool #AJ7868 4.000%, 12/01/2041	15,323
31,858	Pool #AJ8104 4.000%, 12/01/2041	34,178
19,949	Pool #AJ8109 4.000%, 12/01/2041	21,402
12,146	Pool #AJ8171 4.000%, 12/01/2041	13,030
22,820	Pool #AJ8341 4.000%, 12/01/2041	24,483
34,938	Pool #AJ8436 4.000%, 12/01/2041	37,484
13,090	Pool #AJ8912 4.000%, 12/01/2041	14,041
18,786	Pool #AJ9248 4.000%, 12/01/2041	20,154
17,684	Pool #AJ2446 4.000%, 01/01/2042	18,706
21,909	Pool #AJ7538 4.000%, 01/01/2042	23,503
8,044	Pool #AJ8001 4.000%, 01/01/2042	8,507
20,681	Pool #AJ8369 4.000%, 01/01/2042	22,188
19,838	Pool #AJ9162 4.000%, 01/01/2042	21,283
109,137	Pool #AJ9330 4.000%, 01/01/2042	117,089
12,523	Pool #AJ9779 4.000%, 01/01/2042	13,289
18,483	Pool #AK0170 4.000%, 01/01/2042	19,830
37,654	Pool #AK0543 4.000%, 01/01/2042	40,389
15,127	Pool #AK0563 4.000%, 01/01/2042	16,229
32,379	Pool #AK1827 4.000%, 01/01/2042	34,738
417,905	Pool #AL2752 5.000%, 03/01/2042	456,965
95,892	Pool #AB5529 4.000%, 07/01/2042	101,756
218,431	Pool #AB6228 3.500%, 09/01/2042	226,157
420,655	Pool #AQ9316 2.500%, 01/01/2043	409,315
1,167,714	Pool #AT2720 3.000%, 05/01/2043	1,178,350
869,424	Pool #AT5900 3.000%, 06/01/2043	877,308
493,903	Pool #AU1625 3.500%, 07/01/2043	511,926

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
793,160	Pool #AS5469 4.000%, 07/01/2045	$840,256
954,437	Pool #AZ0832 4.000%, 07/01/2045	1,006,182
168,980	Pool #AS5597 3.500%, 08/01/2045	174,393
711,542	Pool #AS6196 3.500%, 11/01/2045	734,285
1,020,440	Pool #AS7170 3.500%, 05/01/2046	1,053,056
1,038,264	Pool #AS7242 3.500%, 05/01/2046	1,071,450
736,610	Pool #BC9468 3.000%, 06/01/2046	739,781
962,784	Pool #AS7492 4.000%, 07/01/2046	1,015,686
890,739	Pool #AS8299 3.000%, 11/01/2046	896,017
617,945	Pool #AS8947 3.500%, 03/01/2047	639,718
178,207	Pool #MA3038 4.500%, 06/01/2047	191,597
	Government National Mortgage Association
12,415	Pool #614436 5.000%, 08/15/2033	13,560
38,280	Pool #736686 5.000%, 02/15/2039	42,166
756,060	Pool #723248 5.000%, 10/15/2039	844,280
398,194	Pool #783403 3.500%, 09/15/2041	414,880
500,000	Pool #TBA 3.500%, 10/15/2041 (f)	520,137
1,300,000	Pool #TBA 4.000%, 10/15/2041 (f)	1,369,113
1,400,000	Pool #TBA 3.500%, 10/15/2042 (f)	1,455,234
735,242	Pool #AD8801 3.500%, 03/15/2043	769,493
800,000	Pool #TBA 3.000%, 10/15/2044 (f)	811,187
327,986	Pool #AL9364 3.500%, 03/20/2045	342,594
642,339	Pool #MA4322M 4.000%, 03/20/2047	678,437
859,955	Pool #MA4453M 4.500%, 05/20/2047	919,403
169,111	Pool #MA4587M 4.000%, 07/20/2047	178,839
374,236	Pool #MA4652M 3.500%, 08/20/2047	389,600

	Total Mortgage Backed Securities - U.S. Government Agency (Cost $40,745,740)	41,150,793

	MUNICIPAL DEBT OBLIGATIONS - 0.43%
	California, GO,
80,000	7.550%, 04/01/2039	122,768
80,000	7.350%, 11/01/2039	118,231
45,000	7.600%, 11/01/2040	70,459
160,000	Chicago Transit Authority Sales & Transfer Tax Receipts, Series B, Revenue Bond, 6.899%, 12/01/2040	209,245
50,000	Illinois, GO 5.665%, 03/01/2018	50,712

	Total Municipal Debt Obligations (Cost $538,615)	571,415

	U.S. TREASURY OBLIGATIONS - 21.67%
	U.S. Treasury Bonds - 5.29%
936,066	0.125%, 07/15/2024 (g)(h)	927,186
219,000	4.500%, 08/15/2039	283,229
80,000	4.375%, 11/15/2039	101,822
2,460,000	3.125%, 11/15/2041	2,603,468
545,000	3.625%, 08/15/2043	625,558
50,000	3.000%, 11/15/2045	51,444
2,365,000	2.500%, 05/15/2046	2,197,696
255,000	3.000%, 02/15/2047 (e)	262,361
	U.S. Treasury Notes - 16.38%
1,390,000	0.750%, 07/15/2019	1,372,869
900,000	1.625%, 03/15/2020 (e)	901,564
841,000	1.125%, 09/30/2021	818,924
2,610,000	2.000%, 11/15/2021	2,630,595
3,745,000	2.000%, 02/15/2022 (e)	3,769,942
300,000	2.000%, 02/15/2023	300,223

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Principal Amount		Value
	U.S. TREASURY OBLIGATIONS (Continued)
	U.S. Treasury Notes (Continued)
510,000	1.500%, 03/31/2023	$496,573
4,517,000	2.375%, 08/15/2024 (e)	4,581,491
2,574,000	2.000%, 02/15/2025	2,539,311
515,000	2.125%, 05/15/2025	511,761
1,603,000	2.000%, 08/15/2025 (e)(h)	1,575,856
801,000	1.625%, 05/15/2026 (h)	759,918
810,000	1.500%, 08/15/2026	758,489
455,000	2.000%, 11/15/2026 (e)	443,483
400,000	2.250%, 02/15/2027	397,648

	Total U.S. Treasury Obligations (Cost $28,869,530)	28,911,411

Number of Shares
	SHORT TERM INVESTMENTS - 1.71% Money Market Funds - 1.71%

2,277,027	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.96% (i)	2,277,027

	Total Short Term Investments (Cost $2,277,027)	2,277,027

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 11.51%
	Investments Purchased with Proceeds from Securities Lending Collateral - 11.51%
15,357,874	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.34% (i)	15,357,874

	Total Investments Purchased with Proceeds from Securities Lending (Cost $15,357,874)	15,357,874

	Total Investments (Cost $157,043,088) - 119.10%	158,894,670
	Liabilities in Excess of Other Assets - (19.10)%	(25,479,821)

	TOTAL NET ASSETS - 100.00%	$133,414,849

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

(a)	Variable rate security. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of September 30, 2017.
(b)	Securities were purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or were acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The value of these securities total $15,438,797, which represents 11.57% of total net assets.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of September 30, 2017.
(d)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $163,670, which represents 0.12% of total net assets.
(e)	All or portion of this security is on loan.
(f)	Security purchased on a when-issued basis. On September 30, 2017, the total value of investments purchased on a when-issued basis was $10,451,060 or 7.83% of total net assets.
(g)	Represents a U.S. Treasury Inflation Protected Security.
(h)	All or a portion of this security is held as collateral for certain swap and futures contracts.
(i)	Seven-day yield as of September 30, 2017.

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF OPEN FUTURES CONTRACTS (Unaudited)

September 30, 2017

Description	Number of Contracts Purchased / (Sold)	Notional Value	Value	Settlement Month	Unrealized Appreciation (Depreciation)
Eurodollar 90 Day Futures	(15)	$(3,683,250)	$938	Sep-18	$2,293
U.S. Treasury 2 Year Note Futures	12	2,588,438	(1,500)	Dec-17	(6,397)
U.S. Treasury 5 Year Note Futures	14	1,645,000	(2,297)	Dec-17	(11,509)
U.S. Treasury 10 Year Note Futures	(16)	(2,005,000)	3,750	Dec-17	20,590
U.S. Treasury Ultra 10 Year Note Futures	3	402,984	(516)	Dec-17	(7,115)
U.S. Treasury Ultra Bond Futures	9	1,486,125	3,656	Dec-17	(23,329)

			$4,031		$(25,467)

GuideMark® Core Fixed Income Fund

SCHEDULE OF OPEN SWAP CONTRACTS (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION(1)

September 30, 2017

Reference Obligation	Implied Credit Spread at 9/30/2017(2)	Fixed Pay Rate	Maturity Date	Counterparty	Payment Frequency	Notional Amount(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.S29 Index*	0.56%	1.000%	12/20/2022	Morgan Stanley	Quarterly	$2,330,000	$50,511	$49,584	$927

							$50,511	$49,584	$927

GuideMark® Core Fixed Income Fund

INTEREST RATE SWAPS (Unaudited)

September 30, 2017

Pay/Receive Floating Rate	Floating Rate Index		Pay Rate	Maturity Date	Counterparty	Payment Frequency	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Receive	3-MO-USD-LIBOR	**	2.250%	9/21/2026	Morgan Stanley	Quarterly	$4,143,000	$(5,672)	$(181,289)	$175,617

								$(5,672)	$(181,289)	$175,617

1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues, corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
3)	The maximum potential amount the Fund could be required to pay as seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
*	Centrally cleared swap, clearing agent: Intercontinental Exchange
**	Centrally cleared swap, clearing agent: Clearnet

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2017

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS - 98.12%
	Alabama - 0.41%
$100,000	The Lower Alabama Gas District, Series A, Revenue Bond, 5.000%, 09/01/2034	$120,160

	Arizona - 1.97%
150,000	Arizona Industrial Development Authority, Revenue Bond, 6.000%, 07/01/2047	161,086
200,000	Arizona University System Board of Regents, Series A, Refunding, Revenue Bond, 5.000%, 07/01/2028	228,680
150,000	Salt Verde Financial Corp., Revenue Bond, 5.000%, 12/01/2037	183,323

		573,089

	Arkansas - 1.84%
500,000	University of Arkansas, Series A, Revenue Bond, 4.125%, 11/01/2030	535,315

	California - 14.21%
170,000	Bay Area Toll Authority, Revenue Bond, 4.000%, 04/01/2047	178,359
	California, GO,
500,000	6.500%, 04/01/2033	540,145
65,000	4.000%, 11/01/2034	70,616
60,000	4.000%, 11/01/2047	63,416
300,000	California, Refunding, GO, 5.000%, 11/01/2043	345,144
100,000	California Municipal Finance Authority, Community Medical Centers, Series A, Refunding, Revenue Bond, 5.000%, 02/01/2042	112,014
195,000	California Municipal Finance Authority, Mobile Home Park, Series A, Refunding, Revenue Bond, 6.400%, 08/15/2045	211,674
200,000	California State University, Series A, Refunding, Revenue Bond, 5.000%, 11/01/2031	237,236
	California Statewide Communities Development Authority, Series A, Revenue Bond,
160,000	6.125%, 11/01/2033	185,754
150,000	5.250%, 12/01/2056	163,374
300,000	California Statewide Communities Development Authority, Series A, Revenue Bond, CMI Insured, 5.000%, 08/01/2034	345,762
100,000	Golden State Tobacco Securitization Corp., Series A, Revenue Bond, 4.000%, 06/01/2031	106,584
300,000	Golden State Tobacco Securitization Corp., Series A-1, Refunding, Revenue Bond, 5.000%, 06/01/2024	355,038
500,000	Los Angeles Department of Airports, Series A, Refunding, Revenue Bond, 5.250%, 05/15/2029	534,825
250,000	M-S-R Energy Authority, Revenue Bond, 6.500%, 11/01/2039	357,360
300,000	San Mateo Joint Powers Financing Authority, Series A, Refunding, Revenue Bond, 5.250%, 07/15/2025	328,422

		4,135,723

Principal Amount		Value
	Colorado - 4.27%
$350,000	Castle Pines North Metropolitan District, Refunding, Revenue Bond, 4.000%, 12/01/2044	$363,723
60,000	City & County of Denver, Refunding, Revenue Bond, 5.000%, 10/01/2032	65,404
130,000	Colorado Health Facilities Authority, Revenue Bond, 8.000%, 08/01/2043	151,302
220,000	Public Authority for Colorado Energy, Revenue Bond, 6.500%, 11/15/2038	311,738
300,000	Regional Transportation District, Series A, Revenue Bond, 5.000%, 11/01/2027	351,150

		1,243,317

	Connecticut - 1.77%
500,000	Connecticut Health & Educational Facilities Authority, Series A, Refunding, Revenue Bond, 5.000%, 07/01/2025	514,715

	Florida - 4.49%
300,000	Brevard County Health Facilities Authority, Prerefunded, Revenue Bond, 7.000%, 04/01/2039	326,304
225,000	Miami-Dade County Educational Facilities, Series A, Refunding, Revenue Bond, 5.000%, 04/01/2040	252,913
250,000	Miami-Dade County Health Facilities Authority, Revenue Bond, 5.000%, 08/01/2047	281,833
355,000	Miami-Dade County Health Facilities, Series A, Refunding, Revenue Bond, 5.250%, 08/01/2021	385,558
40,000	Palm Beach County Florida Health Facilities Authority, Series A, Refunding, Revenue Bond, 7.500%, 06/01/2049	48,823
10,000	Palm Beach County Florida Health Facilities Authority, Series A, Revenue Bond, 7.250%, 06/01/2034	12,186

		1,307,617

	Georgia - 2.03%
300,000	Atlanta Water & Wastewater, Refunding, Revenue Bond, 5.000%, 11/01/2040	347,439
125,000	Atlanta Water & Wastewater, Series A, Prerefunded, Revenue Bond, 6.250%, 11/01/2039	138,296
100,000	Marietta Development Authority, Prerefunded, Revenue Bond, 7.000%, 06/15/2039	104,166

		589,901

	Illinois - 4.97%
65,000	Chicago, Series A, Refunding, GO, 5.250%, 01/01/2029	70,267
70,000	Chicago Waterworks, Revenue Bond, 5.000%, 11/01/2028	81,414
	Illinois, GO,
20,000	5.000%, 05/01/2036	20,946
30,000	5.000%, 02/01/2039	31,286
30,000	Illinois, Series A, GO, 5.000%, 04/01/2038	31,107

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Illinois (Continued)
$225,000	Illinois Finance Authority, Prerefunded, Revenue Bond, 7.000%, 08/15/2044	$249,500
100,000	O’Hare International Airport, Series B, Refunding, Revenue Bond, 5.000%, 01/01/2032	116,612
150,000	O’Hare International Airport, Series D, Refunding, Revenue Bond, 5.250%, 01/01/2030	173,908
500,000	Railsplitter Tobacco Settlement Authority, Revenue Bond, 6.250%, 06/01/2024	513,280
120,000	Southwestern Illinois Development Authority Health Care Facilities, Prerefunded, Revenue Bond, 7.125%, 11/01/2043	157,925

		1,446,245

	Indiana - 4.24%
500,000	Fishers Industry Redevelopment District, Prerefunded, Revenue Bond, 5.250%, 07/15/2034	547,725
100,000	Indiana Health Facility Financing Authority, Series 2001A-1, Revenue Bond, 5.000%, 11/15/2034	116,186
250,000	Indiana Municipal Power Agency, Series A, Refunding, Revenue Bond, 5.250%, 01/01/2032	290,780
125,000	Shoals Exempt Facilities, Revenue Bond, 7.250%, 11/01/2043	142,881
115,000	Valparaiso Exempt Facilities, Revenue Bond, 7.000%, 01/01/2044	136,401

		1,233,973

	Kansas - 1.23%
300,000	Kansas Department of Transportation Highway Revenue, Series A, Revenue Bond, 5.000%, 09/01/2029	357,606

	Kentucky - 0.92%
250,000	Kentucky Economic Development Finance Authority, Series A, Revenue Bond, 5.000%, 06/01/2045	267,993

	Louisiana - 1.51%
200,000	Louisiana Highway Improvement, Series A, Revenue Bond, 5.000%, 06/15/2029	233,346
200,000	Louisiana State Citizens Property Insurance Corp., Prerefunded, Revenue Bond, AGC Insured, 6.750%, 06/01/2026	207,610

		440,956

	Maryland - 1.70%
250,000	City of Baltimore, Refunding, Revenue Bond, 5.000%, 09/01/2046	281,840
200,000	Westminster Project Revenue, Lutheran Village at Miller’s Grant, Series A, Revenue Bond, 6.000%, 07/01/2034	214,266

		496,106

Principal Amount		Value
	Massachusetts - 0.69%
$190,000	Massachusetts Development Finance Agency, Series A, Prerefunded, Revenue Bond, 5.500%, 11/15/2036	$199,599

	Michigan - 0.77%
100,000	Michigan Finance Authority, Revenue Bond, 5.000%, 11/15/2041	111,205
100,000	Royal Oak Hospital Finance Authority, Series D, Refunding, Revenue Bond, 5.000%, 09/01/2033	111,955

		223,160

	Minnesota - 2.73%
100,000	Apple Valley Senior Living, Series D, Revenue Bond, 7.250%, 01/01/2052	98,985
160,000	Minneapolis-St. Paul Metropolitan Airports Commission, Series A, Refunding, Revenue Bond, 5.000%, 01/01/2030	186,203
150,000	Rochester Health Care & Housing Facility, Series A, Refunding, Revenue Bond, 6.875%, 12/01/2048	171,572
300,000	Rochester Health Care Facilities Mayo Clinic, Series C, Revenue Bond, 4.500%, 11/15/2038 (a)	337,266

		794,026

	Missouri - 2.17%
250,000	Conley Road Transportation Development District, Revenue Bond, 5.375%, 05/01/2047	251,300
350,000	St. Louis Airport, Revenue Bond, 6.625%, 07/01/2034	380,762

		632,062

	Montana - 0.72%
200,000	City of Kalispell, Series A, Revenue Bond, 5.250%, 05/15/2047	210,318

	Nebraska - 2.46%
130,000	Douglas County Hospital Authority No. 3, Refunding, Revenue Bond, 5.000%, 11/01/2024	152,617
500,000	Omaha Public Power District, Series B, Prerefunded, Revenue Bond, 5.000%, 02/01/2027	562,140

		714,757

	New Hampshire - 0.46%
120,000	New Hampshire Health & Educational Facilities Authority, Refunding, Revenue Bond, 5.000%, 07/01/2027	133,396

	New Jersey - 1.89%
150,000	New Jersey Economic Development Authority, Refunding, Revenue Bond, 5.250%, 06/15/2030	165,658
395,000	Tobacco Settlement Financing Corp., Series 1A, Refunding, Revenue Bond, 5.000%, 06/01/2041	384,288

		549,946

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	New York - 7.49%
$325,000	Brooklyn Arena Local Development Corp., Prerefunded, Revenue Bond, 6.500%, 07/15/2030	$365,404
200,000	New York, Series E, GO, 4.000%, 12/15/2027	217,802
270,000	New York City, Series I, Unrefunded, GO, 5.375%, 04/01/2036	286,273
40,000	New York City Industrial Development Agency, Series A, Refunding, Revenue Bond, 5.000%, 07/01/2022	46,070
100,000	New York Dormitory Authority, Refunding, Revenue Bond, 5.000%, 12/01/2035	109,301
250,000	New York Dormitory Authority, Series B, Refunding, Revenue Bond, 5.000%, 07/01/2038	284,630
500,000	New York Environmental Facilities Corp., Series B, Revenue Bond, 5.500%, 10/15/2027	647,275
175,000	New York Liberty Development Corp., Refunding, Revenue Bond, 5.250%, 10/01/2035	224,067

		2,180,822

	North Carolina - 1.28%
320,000	North Carolina Eastern Municipal Power Agency Power Systems, Series A, Prerefunded, Revenue Bond, 5.000%, 01/01/2025	372,694

	Ohio - 4.33%
550,000	Buckeye Tobacco Settlement Financial Authority, Series A, Revenue Bond, 5.875%, 06/01/2047	527,263
135,000	County of Cuyahoga, Revenue Bond, 5.250%, 02/15/2047	146,310
200,000	Ohio, Series A, Refunding, Revenue Bond, 5.000%, 01/01/2031	243,522
300,000	Ohio Higher Education Facilities Commission, Refunding, Revenue Bond, 5.000%, 01/01/2026	342,483

		1,259,578

	Pennsylvania - 3.39%
350,000	Butler County Hospital Authority, Prerefunded, Revenue Bond, 7.125%, 07/01/2029	385,749
250,000	Delaware Valley Pennsylvania Regional Finance Authority, Series A, Revenue Bond, AMBAC Insured, 5.500%, 08/01/2028	303,277
200,000	Pennsylvania Higher Educational Facilities Authority, Prerefunded, Revenue Bond, 5.800%, 07/01/2030	224,934
65,000	Pennsylvania Turnpike Commission, Series A-1, Revenue Bond, 5.000%, 12/01/2047	74,153

		988,113

Principal Amount		Value
	South Carolina - 1.62%
$400,000	Charleston Educational Excellence Financing Corp., Refunding, Revenue Bond, 5.000%, 12/01/2025	$472,276

	South Dakota - 0.38%
100,000	South Dakota Educational Enhancement Funding Corp. Tobaccos Settlement, Series B, Refunding, Revenue Bond, 5.000%, 06/01/2026	110,832

	Texas - 9.84%
250,000	Aldine Independent School District, Refunding, Revenue Bond, PSF-GTD Insured, 5.000%, 02/15/2045	290,112
200,000	Central Texas Regional Mobility Authority, Series A, Prerefunded, Revenue Bond, 6.000%, 01/01/2041	230,662
100,000	Central Texas Turnpike System, Series C, Refunding, Revenue Bond, 5.000%, 08/15/2029	115,408
200,000	Dallas-Fort Worth International Airport, Series B, Revenue Bond, 5.000%, 11/01/2026	232,610
300,000	Frisco Texas Independent School District, Series A, Prerefunded, GO, PSF-GTD Insured, 6.000%, 08/15/2038	313,095
200,000	New Hope Cultural Education Facilities Corp., Series A-1, Revenue Bond, 5.000%, 07/01/2046	222,102
350,000	North Texas Tollway Authority, Series A, Refunding, Revenue Bond, 4.000%, 01/01/2038	361,550
100,000	North Texas Tollway Authority, Series B, Refunding, Revenue Bond, 5.000%, 01/01/2029	117,336
150,000	San Antonio Water System, Series A, Refunding, Revenue Bond, 5.000%, 05/15/2037	176,541
100,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bond, 6.625%, 11/15/2037	109,402
	Texas Private Activity Surface Transportation Corp., Revenue Bond,
200,000	7.500%, 12/31/2031	225,384
200,000	7.500%, 06/30/2033	230,354
85,000	7.000%, 12/31/2038	103,135
115,000	6.750%, 06/30/2043	137,303

		2,864,994

	Utah - 2.35%
100,000	Salt Lake City Corp. Airport, Series B, Revenue Bond, 5.000%, 07/01/2042	117,711
500,000	Utah Associated Municipal Power Systems San Juan Project, Refunding, Revenue Bond, 5.500%, 06/01/2022	567,915

		685,626

	Virginia - 1.84%
400,000	Virginia College Building Authority Educational Facilities, Revenue Bond, 5.750%, 01/01/2034	534,924

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Washington - 2.18%
$325,000	Central Puget Sound Regional Transit Authority, Series P-1, Refunding, Revenue Bond, 5.000%, 02/01/2027	$373,665
250,000	Washington Health Care Facilities Authority, Refunding, Revenue Bond, 6.375%, 10/01/2036	262,113

		635,778

	Wisconsin - 5.97%
10,000	Wisconsin, Series 2, Prerefunded, GO, 5.000%, 05/01/2025	11,576
490,000	Wisconsin, Series 2, Unrefunded, GO, 5.000%, 05/01/2025	564,186
450,000	Wisconsin, Series A, Unrefunded, Revenue Bond, 6.000%, 05/01/2033	485,352
100,000	Wisconsin Health & Educational Facilities Authority, Refunding, Revenue Bond, 5.000%, 05/01/2025	113,388
	Wisconsin Public Finance Authority, Refunding, Revenue Bond, Texas Private Activity Surface Transportation Corp., Revenue Bond,
155,000	5.000%, 07/01/2022	168,528
150,000	5.750%, 10/01/2031	152,141
225,000	5.250%, 05/15/2047	242,046

		1,737,217

	Total Municipal Debt Obligations (Cost $26,598,498)	28,562,834

Number of Shares		Value
	SHORT TERM INVESTMENTS - 0.81%
	Money Market Funds - 0.81%
236,822	Government TaxAdvantage Portfolio - Institutional Shares Effective Yield, 0.88% (b)	$236,822

	Total Short Term Investments (Cost $236,822)	236,822

	Total Investments (Cost $26,835,320) - 98.93%	28,799,656
	Other Assets in Excess of Liabilities - 1.07%	311,920

	TOTAL NET ASSETS - 100.00%	$29,111,576

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security. The rate reported is the rate in effect as of September 30, 2017.
(b)	Seven-day yield as of September 30, 2017.

Glossary of Terms

AGC	-	Assured Guaranty Corp.
AMBAC	-	Ambac Financial Group, Inc.
CMI	-	California Mortgage Insurance
GO	-	General Obligation
PSF-GTD	-	Texas Permanent School Fund

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2017

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS - 21.45%
761,776	Alternative Loan Trust Series 2007-15CB, 6.000%, 07/25/2037	$705,710
754,357	Banc of America Funding Corp. Series 2007-3, 5.831%, 04/25/2037 (a)	664,033
773,168	Chase Mortgage Finance Trust Series 2007-S3, 6.000%, 05/25/2037	649,695
	Credit Suisse Mortgage Capital Mortgage-Backed Trust
260,157	Series 2006-9, 6.000%, 11/25/2036	252,460
393,555	Series 2007-1, 6.000%, 02/25/2037	359,892
387,098	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR1, 3.536%, 02/25/2036 (a)	380,941
363,577	First Horizon Alternative Mortgage Securities Trust Series 2007-FA4, 6.250%, 08/25/2037	288,724
403,320	First Horizon Mortgage Pass-Through Trust Series 2007-4, 6.000%, 08/25/2037	352,431
	GSR Mortgage Loan Trust
667,505	Series 2006-9F, 6.500%, 10/25/2036	606,613
293,533	Series 2007-4F, 6.000%, 07/25/2037	273,526
559,231	IndyMac IMJA Mortgage Loan Trust Series 2007-A3, 6.250%, 11/25/2037	463,631
410,729	IndyMac INDX Mortgage Loan Trust Series 2005-AR1, 3.352%, 03/25/2035 (a)	417,540
	JP Morgan Chase Commercial Mortgage Securities Trust
6,393,527	Series 2012-C8, 1.967%, 10/17/2045 (a)(h)	440,342
7,678	Series 2007-LDP10, 5.464%, 01/15/2049 (a)	7,672
481,909	Lehman Mortgage Trust Series 2006-2, 5.750%, 04/25/2036	477,932
411,490	MASTR Adjustable Rate Mortgages Trust Series 2006-2, 3.482%, 01/25/2036 (a)	405,416
	Morgan Stanley Mortgage Loan Trust
915,943	Series 2005-10, 6.000%, 12/25/2035	782,614
609,902	Series 2007-12, 6.250%, 08/25/2037	538,439
	Residential Asset Securitization Trust
751,265	Series 2007-A2, 6.000%, 04/25/2037	684,822
575,559	Series 2007-A6, 6.000%, 06/25/2037	542,303
901,424	Series 2007-A7, 6.000%, 07/25/2037	672,640
914,969	TBW Mortgage-Backed Trust Series 2006-6, 5.630%, 01/25/2037 (a)(k)	531,369
426,804	Washington Mutual Asset-Backed Certificates Trust 2006-HE3, 1.392% (1 Month LIBOR USD + 0.155%), 08/25/2036 (b)	390,308
213,522	Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-5, 6.000%, 07/25/2036	192,643
251,105	Wells Fargo Alternative Loan Trust Series 2007-PA1, 6.000%, 03/25/2037	229,695

	Total Collateralized Mortgage Obligations (Cost $12,456,162)	11,311,391

Number of Shares		Value
	COMMON STOCKS - 0.02%
	Metals & Mining - 0.00%
12,305,675	K2016470219 - Class A (c)(d)(g)	$0
1,336,186	K2016470219 - Class B (c)(d)(g)	0

		0

	Transportation - 0.02%
22	CEVA Holdings LLC (c)(d)	10,094

	Total Common Stocks (Cost $29,791)	10,094

Principal Amount
	CONVERTIBLE OBLIGATIONS - 1.54%
	Metals & Mining - 1.54%
780,000	B2Gold Corp. 3.250%, 10/01/2018	809,281

	Total Convertible Obligations (Cost $780,000)	809,281

	CORPORATE OBLIGATIONS - 0.47%
	Specialty Retail - 0.47%
	K2016470219 South Africa, Ltd.
907,612	0.000% Cash or 3.000% PIK, 12/31/2022 (e)	50,009
160,995	0.000% Cash or 8.000% PIK, 12/31/2022 (e)	33,280
157,847	K2016470260 South Africa, Ltd. 0.000% Cash or 25.000% PIK, 12/31/2022 (e)	163,372

		246,661

	Total Corporate Obligations (Cost $2,031,595)	246,661

	FOREIGN GOVERNMENT DEBT OBLIGATIONS - 44.52%
	Argentine Bonos del Tesoro
60,000	22.750%, 03/05/2018	3,518
1,002,000	21.200%, 09/19/2018	57,685
6,797,000	18.200%, 10/03/2021	409,426
2,227,900	16.000%, 10/17/2023	145,429
15,011,100	15.500%, 10/17/2026	1,001,923
	Brazil Letras do Tesouro Nacional
334,000	7.113%, 07/01/2020 (f)	84,518
6,900,000	7.221%, 07/01/2021 (f)	1,579,967
	Brazil Notas do Tesouro Nacional - Serie F
2,065,000	-1.902%, 01/01/2021 (f)	692,966
120,000	10.000%, 01/01/2023	40,064
1,630,000	10.000%, 01/01/2025	542,097
160,000,000	Colombia Government International Bond 7.750%, 04/14/2021	58,441
	Colombian TES
583,000,000	10.000%, 07/24/2024	238,859
296,500,000	7.500%, 08/26/2026	107,882
342,500,000	6.000%, 04/28/2028	111,833
2,628,000,000	7.750%, 09/18/2030	979,349
	Ghana Government Bond
780,000	23.230%, 02/19/2018	180,987
150,000	22.490%, 04/23/2018	34,904
1,810,000	23.470%, 05/21/2018	424,778
990,000	19.040%, 09/24/2018	227,667
99,000	24.500%, 10/22/2018	23,873
200,000	24.500%, 06/21/2021	54,030

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Principal Amount		Value
	FOREIGN GOVERNMENT DEBT OBLIGATIONS (Continued)
390,000	24.750%, 07/19/2021	$106,425
300,000	18.750%, 01/24/2022	71,184
300,000	19.750%, 03/25/2024	74,029
910,000	19.000%, 11/02/2026	223,360
910,000	19.750%, 03/15/2032	218,394
	Ghana Treasury Note
170,000	22.500%, 12/10/2018	40,456
340,000	21.000%, 01/07/2019	80,193
290,000	19.950%, 05/06/2019	67,621
	India Government Bond
25,000,000	8.200%, 02/15/2022	405,375
44,000,000	8.150%, 06/11/2022	712,890
7,000,000	8.080%, 08/02/2022	113,091
90,000,000	8.130%, 09/21/2022	1,458,839
2,000,000	6.840%, 12/19/2022	30,993
74,000,000	8.830%, 11/25/2023	1,243,829
15,000,000	7.680%, 12/15/2023	240,453
	Indonesia Treasury Bond
25,441,000,000	8.375%, 09/15/2026	2,131,574
606,000,000	9.000%, 03/15/2029	52,934
140,000,000	10.500%, 08/15/2030	13,612
1,689,000,000	8.750%, 05/15/2031	145,557
7,580,000,000	8.375%, 03/15/2034	620,880
	Korea Treasury Bond
581,500,000	3.375%, 09/10/2023	540,855
459,000,000	3.500%, 03/10/2024	431,988
617,000,000	3.000%, 09/10/2024	563,843
	Mexican Bonos
289,700	4.750%, 06/14/2018	1,567,451
27,100	8.500%, 12/13/2018	151,434
378,200	5.000%, 12/11/2019	2,004,543
	Mexican Udibonos
25,665	3.500%, 12/14/2017 (i)	141,743
15,423	4.000%, 06/13/2019 (i)	86,041
12,745	2.500%, 12/10/2020 (i)	68,848
	Philippine Government Bond
22,580,000	3.875%, 11/22/2019	446,970
15,690,000	3.375%, 08/20/2020	306,282
	Republic of South Africa Government Bond
2,385,000	10.500%, 12/21/2026	197,864
1,989,000	8.000%, 01/31/2030	135,336
833,000	7.000%, 02/28/2031	51,362
1,876,000	8.250%, 03/31/2032	126,980
1,252,000	8.875%, 02/28/2035	87,439
537,000	6.250%, 03/31/2036	28,671
266,000	8.500%, 01/31/2037	17,723
	Serbia Treasury Bonds
3,910,000	10.000%, 08/21/2019	43,015
5,860,000	10.000%, 09/11/2021	69,107
62,780,000	10.000%, 02/05/2022	747,431
1,120,000	Ukraine Government International Bond
	1.987%, 05/31/2040 (e)(f)	608,337

	Total Foreign Government Debt Obligations (Cost $22,711,381)	23,475,148

	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 13.78%
	Federal Home Loan Mortgage Corp.
1,033,199	Pool #4062, 3.500%, 06/15/2042	1,045,150

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
787,709	Pool #4171, 3.000%, 02/15/2043	$732,488
1,234,586	Pool #4413, 3.500%, 11/15/2044	1,238,868
	Federal National Mortgage Association
690,604	Pool #1201, 3.500%, 10/01/2032	722,040
364,421	Pool #2005-56, 6.000% (1 Month LIBOR USD + 42.300%), 08/25/2033 (b)(l)	401,743
77,914	Pool #2011-113, 4.000%, 03/25/2040	78,490
611,364	Pool #2012-63, 2.000%, 08/25/2040	611,581
1,265,016	Pool #2014-95, 3.000%, 04/25/2041	1,288,533
	Government National Mortgage Association
737,669	Pool #2010-62, 4.514% (1 Month LIBOR USD + 5.750%), 05/20/2040 (b)(h)(l)	105,366
749,818	Pool #2011-72, 4.144% (1 Month LIBOR USD + 5.380%), 05/20/2041 (b)(h)(l)	97,610
700,000	Pool #2012-40, 4.000%, 01/20/2042	742,238
1,476,140	Pool #2013-113, 5.014% (1 Month LIBOR USD + 6.250%), 03/20/2043 (b)(h)(l)	200,505

	Total Mortgage Backed Securities - U.S. Government Agency (Cost $7,135,295)	7,264,612

Number of Shares
	PREFERRED STOCKS - 0.04%
	Transportation - 0.04%
49	CEVA Holdings LLC (c)(d)	21,847

	Total Preferred Stocks (Cost $64,482)	21,847

	WARRANTS - 0.00%
	Textiles, Apparel & Luxury Goods - 0.00%
361	Edcon Holdings, Ltd. F - Expiration: December, 2049 (c)(d)(g)	0
6,464,770	Edcon Holdings, Ltd. F1 - Expiration: December, 2049 (c)(d)(g)	0
523,517	Edcon Holdings, Ltd. F2 - Expiration: December, 2049 (c)(d)(g)	0

	Total Warrants (Cost $0)	0

	SHORT TERM INVESTMENTS - 12.72%
	Money Market Funds - 11.00%
5,798,974	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.96% (j)	5,798,974

Principal Amount
	U.S. Government Agency Issue - 1.72%
910,000	Federal Home Loan Bank Discount Note 0.000%, 10/02/2017 (f)	910,000

	Total Short Term Investments (Cost $6,708,956)	6,708,974

	Total Investments (Cost $51,917,662) - 94.54%	49,848,008
	Other Assets in Excess of Liabilities - 5.46%	2,876,522

	TOTAL NET ASSETS - 100.00%	$52,724,530

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2017

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

(a)	Variable rate security. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of September 30, 2017.
(b)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of September 30, 2017.
(c)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $31,941, which represents 0.06% of total net assets.
(d)	Non-income producing.
(e)	Securities were purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or were acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another expemption from registration. The value of these securities total $854,998, which represents 1.62% of total net assets.
(f)	Zero coupon bond. The effective yield is listed
(g)	As of September 30, 2017, the Valuation Committee has fair valued these securities, whose value were determined using significant, unobservable inputs. The value of these securities total $0, which represents 0.00% of total net assets.
(h)	Represents an interest-only security that entitles holders to receive only interest payments on the underlying mortgages. The yield-to-maturity of an interest-only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the underlying mortgages. Interest rate disclosed represents yield upon the estimated timing and amount of future cash flows at September 30, 2017. The securities are liquid and the value of these securities total $843,823 which represents 1.60% of total net assets.
(i)	Represents an inflation protected security.
(j)	Seven-day yield as of September 30, 2017.
(k)	Step-up bond; the interest rate shown is the rate in effect as of September 30, 2017.
(l)	Inverse floating rate bond.

Glossary of Terms

PIK	-	Payment-in-Kind

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Unaudited)

September 30, 2017

Forward Expiration Date	Counterparty	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
11/15/2017	JP Morgan Chase	Australian Dollar	500,000	U.S. Dollar	398,795	$(6,825)
3/26/2018	Citibank	Brazilian Real	3,300,000	Euro	855,011	(2,506)
10/10/2017	Citibank	Euro	995,736	Mexican Peso	21,414,100	3,827
10/11/2017	Citibank	Euro	1,184,090	Mexican Peso	25,470,380	4,557
10/11/2017	Deutsche Bank	Japanese Yen	111,608,750	U.S. Dollar	1,014,579	(22,136)
10/24/2017	Barclays	Japanese Yen	19,600,000	U.S. Dollar	180,023	(5,620)
11/14/2017	Citibank	Japanese Yen	11,770,000	U.S. Dollar	105,246	(419)
12/8/2017	Citibank	Japanese Yen	25,700,000	U.S. Dollar	230,052	(873)
12/12/2017	Citibank	Japanese Yen	57,980,000	U.S. Dollar	519,097	(1,924)
10/10/2017	Citibank	Mexican Peso	21,414,100	Euro	1,033,893	(48,951)
10/11/2017	Citibank	Mexican Peso	25,470,380	Euro	1,235,988	(65,936)
1/16/2018	Citibank	Mexican Peso	9,384,000	Euro	377,663	57,246
4/3/2018	Citibank	Mexican Peso	46,884,480	Euro	2,101,368	(9,652)
7/13/2018	Citibank	Mexican Peso	7,476,600	Euro	339,140	(14,819)
11/27/2017	HSBC	South Korea Won	827,000,000	U.S. Dollar	730,791	(8,213)
12/5/2017	HSBC	South Korea Won	997,000,000	U.S. Dollar	881,053	(9,824)
1/10/2018	HSBC	South Korea Won	552,143,147	U.S. Dollar	488,018	(5,214)
1/22/2018	Goldman Sachs	South Korea Won	188,710,000	U.S. Dollar	166,897	(1,848)
2/21/2018	Citibank	South Korea Won	1,035,000,000	U.S. Dollar	915,443	(9,700)
11/15/2017	JP Morgan Chase	U.S. Dollar	868,339	Australian Dollar	1,178,000	(55,143)
2/22/2018	Citibank	U.S. Dollar	273,293	Australian Dollar	370,000	(16,460)
3/13/2018	Citibank	U.S. Dollar	485,696	Australian Dollar	654,000	(26,361)
3/13/2018	JP Morgan Chase	U.S. Dollar	726,680	Australian Dollar	982,000	(42,188)
3/20/2018	JP Morgan Chase	U.S. Dollar	1,117,718	Australian Dollar	1,489,000	(48,028)
10/5/2017	Deutsche Bank	U.S. Dollar	75,568	Euro	65,866	(2,304)
10/10/2017	Barclays	U.S. Dollar	243,513	Euro	204,000	2,261
10/10/2017	Bank of America	U.S. Dollar	496,930	Euro	434,000	(16,322)
10/13/2017	Citibank	U.S. Dollar	76,535	Euro	66,790	(2,465)
10/16/2017	Morgan Stanley	U.S. Dollar	106,027	Euro	88,500	1,331
10/18/2017	JP Morgan Chase	U.S. Dollar	210,812	Euro	177,000	1,398
10/19/2017	Goldman Sachs	U.S. Dollar	391,690	Euro	340,000	(10,596)
10/20/2017	UBS	U.S. Dollar	243,783	Euro	203,500	2,990
10/24/2017	Deutsche Bank	U.S. Dollar	91,741	Euro	78,923	(1,666)
10/27/2017	Citibank	U.S. Dollar	1,903,748	Euro	1,620,000	(13,870)
10/27/2017	Goldman Sachs	U.S. Dollar	215,074	Euro	183,000	(1,545)
10/30/2017	Deutsche Bank	U.S. Dollar	781,122	Euro	667,597	(9,253)
11/2/2017	JP Morgan Chase	U.S. Dollar	310,489	Euro	263,000	(930)
11/2/2017	HSBC	U.S. Dollar	40,286	Euro	34,118	(114)
11/8/2017	Deutsche Bank	U.S. Dollar	501,087	Euro	424,000	(1,135)
11/15/2017	Deutsche Bank	U.S. Dollar	37,936	Euro	32,000	18
11/20/2017	JP Morgan Chase	U.S. Dollar	208,517	Euro	177,000	(1,274)
11/22/2017	Deutsche Bank	U.S. Dollar	211,325	Euro	179,000	(860)
11/24/2017	Barclays	U.S. Dollar	376,870	Euro	319,000	(1,310)
12/7/2017	Bank of America	U.S. Dollar	519,238	Euro	434,000	4,302
12/13/2017	Citibank	U.S. Dollar	263,231	Euro	218,594	3,768
10/11/2017	Deutsche Bank	U.S. Dollar	1,095,277	Japanese Yen	111,608,750	102,834
10/24/2017	Barclays	U.S. Dollar	181,265	Japanese Yen	19,600,000	6,862
11/14/2017	Citibank	U.S. Dollar	105,103	Japanese Yen	11,770,000	277
12/5/2017	JP Morgan Chase	U.S. Dollar	310,469	Japanese Yen	34,284,478	4,801
12/8/2017	Citibank	U.S. Dollar	236,924	Japanese Yen	25,700,000	7,746
12/11/2017	HSBC	U.S. Dollar	354,839	Japanese Yen	38,500,000	11,447
12/12/2017	Citibank	U.S. Dollar	517,769	Japanese Yen	57,980,000	596
12/13/2017	HSBC	U.S. Dollar	434,283	Japanese Yen	47,460,000	10,918
12/13/2017	JP Morgan Chase	U.S. Dollar	389,732	Japanese Yen	43,970,000	(2,500)
12/18/2017	JP Morgan Chase	U.S. Dollar	169,699	Japanese Yen	18,500,000	4,615
1/11/2018	Goldman Sachs	U.S. Dollar	174,763	Japanese Yen	19,732,000	(1,566)
1/16/2018	JP Morgan Chase	U.S. Dollar	396,590	Japanese Yen	44,610,000	(2,161)
1/25/2018	Citibank	U.S. Dollar	328,460	Japanese Yen	36,309,000	3,752
1/25/2018	JP Morgan Chase	U.S. Dollar	506,460	Japanese Yen	56,000,000	5,657

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Continued) (Unaudited)

September 30, 2017

Forward Expiration Date	Counterparty	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
1/29/2018	JP Morgan Chase	U.S. Dollar	176,420	Japanese Yen	19,500,000	$1,996
2/2/2018	JP Morgan Chase	U.S. Dollar	1,825,900	Japanese Yen	200,000,000	36,552
2/14/2018	Citibank	U.S. Dollar	106,494	Japanese Yen	11,860,000	318
2/15/2018	JP Morgan Chase	U.S. Dollar	383,849	Japanese Yen	41,463,000	12,632
2/16/2018	HSBC	U.S. Dollar	160,108	Japanese Yen	17,820,000	557
3/13/2018	Deutsche Bank	U.S. Dollar	145,462	Japanese Yen	15,700,000	4,704
3/22/2018	Deutsche Bank	U.S. Dollar	160,517	Japanese Yen	17,733,000	1,456
3/23/2018	Citibank	U.S. Dollar	322,667	Japanese Yen	35,670,000	2,696
4/13/2018	Deutsche Bank	U.S. Dollar	2,340,836	Japanese Yen	254,142,270	58,313
4/18/2018	Merrill Lynch	U.S. Dollar	276,578	Japanese Yen	30,030,000	6,789
4/23/2018	JP Morgan Chase	U.S. Dollar	360,496	Japanese Yen	38,610,000	13,521
6/1/2018	Deutsche Bank	U.S. Dollar	739,702	Japanese Yen	80,680,000	12,966
6/18/2018	HSBC	U.S. Dollar	827,201	Japanese Yen	88,800,000	26,508
6/20/2018	Citibank	U.S. Dollar	534,560	Japanese Yen	58,390,000	8,006
11/27/2017	HSBC	U.S. Dollar	739,615	South Korea Won	827,000,000	17,037
12/5/2017	HSBC	U.S. Dollar	885,490	South Korea Won	997,000,000	14,261
1/10/2018	HSBC	U.S. Dollar	488,904	South Korea Won	552,143,147	6,100
1/22/2018	Goldman Sachs	U.S. Dollar	167,593	South Korea Won	188,710,000	2,544
2/21/2018	Citibank	U.S. Dollar	1,316,464	South Korea Won	1,495,280,000	7,924
3/7/2018	HSBC	U.S. Dollar	240,121	South Korea Won	270,856,853	2,938
3/7/2018	Goldman Sachs	U.S. Dollar	923,173	South Korea Won	1,037,000,000	15,439

						$21,949

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN SWAP CONTRACTS

INTEREST RATE SWAPS (Unaudited)

September 30, 2017

Pay/Receive Floating Rate	Floating Rate Index		Fixed Pay Rate	Maturity Date	Counterparty	Payment Frequency	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Receive	3-MO-USD-LIBOR	**	1.914%	1/22/2025	Citibank	Quarterly	490,000	$7,947	$0	$7,947
Receive	3-MO-USD-LIBOR	**	1.973%	1/27/2025	Citibank	Quarterly	360,000	4,416	0	4,416
Receive	3-MO-USD-LIBOR	**	1.942%	1/30/2025	Citibank	Quarterly	80,000	1,157	0	1,157
Receive	3-MO-USD-LIBOR	**	1.817%	2/3/2025	Citibank	Quarterly	120,000	2,779	0	2,779
Receive	3-MO-USD-LIBOR	*	1.978%	3/27/2025	Citibank	Quarterly	1,200,000	15,271	0	15,271
Receive	3-MO-USD-LIBOR		3.848%	8/22/2043	JP Morgan Chase	Quarterly	4,170,000	(1,099,600)	0	(1,099,600)
Receive	3-MO-USD-LIBOR	**	2.587%	7/27/2047	Citibank	Quarterly	1,100,000	(6,025)	0	(6,025)

								$(1,074,055)	$0	$(1,074,055)

*	Centrally cleared swap, clearing agent: Deutsche Bank
**	Centrally cleared swap, clearing agent: JP Morgan Chase

See notes to financial statements.

GuidePath® Growth Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2017

Number of Shares		Value
	INVESTMENT COMPANIES - 98.89%
	Exchange Traded Funds - 98.89%
218,700	iShares Core MSCI EAFE ETF	$14,033,979
793,096	iShares Core MSCI Emerging Markets ETF	42,843,046
802,870	iShares Core S&P Small-Cap ETF (a)	59,589,011
513,942	iShares MSCI Canada ETF (a)	14,873,481
345,692	iShares MSCI Switzerland Capped ETF	12,109,591
1,008,397	Schwab U.S. Large-Cap ETF (a)	60,544,156
57,848	SPDR S&P 600 Small Cap Growth ETF	13,182,981
206,952	SPDR S&P China ETF	21,214,650
2,876,002	Vanguard FTSE Developed Markets ETF (a)	124,847,247
169,963	Vanguard Global ex-U.S. Real Estate ETF (a)	10,097,502
2,667	Vanguard Growth ETF	354,044
211,872	Vanguard REIT ETF (a)	17,604,444
538,091	Vanguard S&P 500 ETF (a)	124,169,879

		515,464,011

	Total Investment Companies (Cost $429,271,139)	515,464,011

	SHORT TERM INVESTMENTS - 1.16%
	Money Market Funds - 1.16%
6,027,000	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.96% (b)	6,027,000

	Total Short Term Investments (Cost $6,027,000)	6,027,000

Number of Shares		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 21.44%
	Investments Purchased As Securities Lending Collateral - 21.44%
111,782,580	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.34% (b)	$111,782,580

	Total Investments Purchased with Proceeds from Securities Lending (Cost $111,782,580)	111,782,580

	Total Investments (Cost $547,080,719) - 121.49%	633,273,591
	Liabilities in Excess of Other Assets - (21.49)%	(112,014,290)

	TOTAL NET ASSETS - 100.00%	$521,259,301

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of September 30, 2017.

See notes to financial statements.

GuidePath® Conservative Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2017

Number of Shares		Value
	INVESTMENT COMPANIES - 98.86%
	Exchange Traded Funds - 98.86%
117,419	iShares 1-3 Year Treasury Bond ETF (a)	$9,916,035
219,592	iShares 7-10 Year Treasury Bond ETF (a)	23,390,940
77,739	iShares 10+ Year Credit Bond ETF	4,824,094
149,628	iShares 20+ Year Treasury Bond ETF (a)	18,667,589
45,185	iShares Core MSCI Emerging Markets ETF	2,440,894
150,425	iShares Core S&P Small-Cap ETF (a)	11,164,544
197,122	iShares Edge MSCI Min Vol USA ETF (a)	9,923,121
23,606	iShares J.P. Morgan USD Emerging Markets Bond ETF (a)	2,748,211
75,359	iShares MSCI Canada ETF	2,180,889
161,514	iShares MSCI Switzerland Capped ETF (a)	5,657,835
54,415	iShares U.S. Credit Bond ETF (a)	6,106,995
78,204	PowerShares DB Gold Fund (b)	3,188,377
360,284	SPDR Bloomberg Barclays High Yield Bond ETF (a)	13,445,799
109,935	SPDR Bloomberg Barclays International Treasury Bond ETF	3,088,074
127,402	SPDR Bloomberg Barclays TIPS ETF	7,182,925
21,592	SPDR S&P 600 Small Cap Value ETF (a)	2,728,797
42,685	SPDR S&P China ETF	4,375,639
502,058	Vanguard FTSE Developed Markets ETF (a)	21,794,338
445,586	Vanguard Mortgage-Backed Securities ETF	23,518,029
46,909	Vanguard REIT ETF (a)	3,897,669
99,857	Vanguard S&P 500 ETF (a)	23,043,001
15,181	Vanguard Total Bond Market ETF	1,244,235
33,376	Vanguard Value ETF	3,331,592

		207,859,622

	Total Investment Companies (Cost $198,507,512)	207,859,622

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.23%
	Money Market Funds - 1.23%
2,576,803	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.96% (c)	$2,576,803

	Total Short Term Investments (Cost $2,576,803)	2,576,803

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 28.04%
	Investments Purchased As Securities Lending Collateral - 28.04%
58,966,855	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.34% (c)	58,966,855

	Total Investments Purchased with Proceeds from Securities Lending (Cost $58,966,855)	58,966,855

	Total Investments (Cost $260,051,170) - 128.13%	269,403,280
	Liabilities in Excess of Other Assets - (28.13)%	(59,140,760)

	TOTAL NET ASSETS - 100.00%	$210,262,520

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of September 30, 2017.

See notes to financial statements.

GuidePath® Tactical Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2017

Number of Shares		Value
	INVESTMENT COMPANIES - 98.87%
	Exchange Traded Funds - 98.87%
83,115	Healthcare Select Sector SPDR Fund (a)	$6,792,989
76,356	iShares Core S&P 500 ETF	19,312,723
69,830	iShares U.S. Credit Bond ETF	7,837,021
226,190	ProShares Ultra S&P 500 ETF (a)	21,881,621
795,851	Schwab U.S. Large-Cap ETF (a)	47,782,894
185,210	Technology Select Sector SPDR Fund	10,945,911
96,714	Vanguard Growth ETF	12,838,783
74,824	Vanguard Mid-Cap Growth ETF	9,109,822
254,111	Vanguard S&P 500 ETF	58,638,654
292,888	Vanguard Short-Term Corporate Bond ETF	23,469,115
44,428	Vanguard Small-Cap Growth ETF (a)	6,781,490
165,344	Vanguard Value ETF (a)	16,504,638

		241,895,661

	Total Investment Companies (Cost $222,341,020)	241,895,661

	SHORT TERM INVESTMENTS - 1.23%
	Money Market Funds - 1.23%
3,005,399	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.96% (b)	3,005,399

	Total Short Term Investments (Cost $3,005,399)	3,005,399

Number of Shares		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 4.63%
	Investments Purchased As Securities Lending Collateral - 4.63%
11,335,800	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.34% (b)	$11,335,800

	Total Investments Purchased with Proceeds from Securities Lending (Cost $11,335,800)	11,335,800

	Total Investments (Cost $236,682,219) - 104.73%	256,236,860
	Liabilities in Excess of Other Assets - (4.73)%	(11,578,665)

	TOTAL NET ASSETS - 100.00%	$244,658,195

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of September 30, 2017.

See notes to financial statements.

GuidePath® Absolute Return Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2017

Number of Shares		Value
	INVESTMENT COMPANIES - 98.78%
	Exchange Traded Funds - 57.14%
194,170	iShares 3-7 Year Treasury Bond ETF (a)	$23,981,937
38,725	iShares 20+ Year Treasury Bond ETF (a)	4,831,331
39,302	iShares Core MSCI Emerging Markets ETF (a)	2,123,094
366,684	iShares Floating Rate Bond ETF (a)	18,678,883
123,110	iShares J.P. Morgan USD Emerging Markets Bond ETF (a)	14,332,466
27,439	PowerShares DB Agriculture Fund (b)	520,792
14,577	PowerShares DB Base Metals Fund (a)(b)	263,989
20,402	PowerShares DB Energy Fund (b)	261,758
114,001	ProShares Investment Grade-Interest Rate Hedged ETF (a)	8,776,937
56,388	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	2,579,751
328,897	SPDR Bloomberg Barclays High Yield Bond ETF (a)	12,274,436
86,371	Vanguard FTSE Developed Markets ETF	3,749,365
562,664	Vanguard Mortgage-Backed Securities ETF	29,697,406
19,146	Vanguard S&P 500 ETF (a)	4,418,131
117,611	Vanguard Total Bond Market ETF	9,639,398

		136,129,674

	Mutual Funds - 41.64%
617,121	BlackRock Low Duration Bond Portfolio - Institutional Shares	5,942,872
658,366	DoubleLine Core Fixed Income Fund - Institutional Shares	7,242,021
1,179,140	DoubleLine Low Duration Bond Fund - Institutional Shares	11,873,938
459,798	DoubleLine Multi-Asset Growth Fund - Institutional Shares (d)	4,731,322
2,828,959	DoubleLine Total Return Bond Fund - Institutional Shares	30,269,862
2,075,851	T. Rowe Price Institutional Floating Rate Fund	20,800,027
3,064,861	Vanguard High-Yield Corporate Fund - Admiral Shares	18,358,516

		99,218,558

	Total Investment Companies (Cost $234,366,091)	235,348,232

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.01%
	Money Market Funds - 1.01%
2,407,561	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.96% (c)	$2,407,561

	Total Short Term Investments (Cost $2,407,561)	2,407,561

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 21.89%
	Investments Purchased As Securities Lending Collateral - 21.89%
52,169,818	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.34% (c)	52,169,818

	Total Investments Purchased with Proceeds from Securities Lending (Cost $52,169,818)	52,169,818

	Total Investments (Cost $288,943,470) - 121.68%	289,925,611
	Liabilities in Excess of Other Assets - (21.68)%	(51,652,040)

	TOTAL NET ASSETS - 100.00%	$238,273,571

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of September 30, 2017.
(d)	Certain GPS Funds invest in securities of unaffiliated underlying funds in accordance with Section 12(d)(1)(F) of the Investment Company Act of 1940. Such investments are potentially illiquid, because an unaffiliated underlying fund, under the terms of Section 12(d)(1)(F), is not obligated to redeem its shares in an amount exceeding 1% of its total outstanding shares during any period of less than thirty days. Investments made in accordance with Section 12(d)(1)(F) that exceed 1% of the outstanding shares of each underlying fund, and therefore are potentially illiquid, amount to 1.14% of total net assets as of September 30, 2017.

See notes to financial statements.

GuidePath® Multi-Asset Income Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2017

Number of Shares		Value
	INVESTMENT COMPANIES - 98.72%
	Exchange Traded Funds - 59.84%
3,503	iShares 7-10 Year Treasury Bond ETF (a)	$373,140
12,465	iShares 10+ Year Credit Bond ETF	773,516
9,383	iShares 20+ Year Treasury Bond ETF (a)	1,170,623
31,407	iShares Global Infrastructure ETF (a)	1,421,481
263,648	iShares International Select Dividend ETF (a)	8,900,756
15,340	iShares J.P. Morgan USD Emerging Markets Bond ETF (a)	1,785,883
5,961	iShares MBS ETF	638,423
230,295	iShares U.S. Preferred Stock ETF (a)	8,937,749
22,394	PIMCO 0-5 Year High Yield Corporate Bond Index ETF (a)	2,273,887
63,067	SPDR Bloomberg Barclays High Yield Bond ETF (a)	2,353,660
130,259	SPDR Bloomberg Barclays Short Term Corporate Bond ETF	3,995,044
115,048	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	3,217,893
36,357	Vanguard Global ex-U.S. Real Estate ETF (a)	2,159,969
13,433	Vanguard REIT ETF (a)	1,116,148
2,992	Vanguard S&P 500 ETF (a)	690,434
109,401	Vanguard Total Bond Market ETF	8,966,506
64,330	WisdomTree Emerging Markets High Dividend Fund (a)	2,766,190
202,469	WisdomTree U.S. High Dividend Fund	14,154,607
38,069	WisdomTree U.S. SmallCap Dividend Fund (a)	3,198,938

		68,894,847

	Mutual Funds - 38.88%
874,750	BlackRock Global Dividend Portfolio - Institutional Shares	11,931,585
378,115	BlackRock Strategic Income Opportunities Portfolio - Institutional Shares	3,769,811
299,260	Loomis Sayles Global Equity and Income Fund - Institutional Shares	6,505,906
1,331,420	T. Rowe Price Institutional Floating Rate Fund	13,340,825
1,538,090	Vanguard High-Yield Corporate Fund - Admiral Shares	9,213,158

		44,761,285

	Total Investment Companies (Cost $101,125,270)	113,656,132

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.35%
	Money Market Funds - 1.35%
1,556,396	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.96% (b)	$1,556,396

	Total Short Term Investments (Cost $1,556,396)	1,556,396

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 12.17%
	Investments Purchased with Proceeds from Securities Lending - 12.17%
14,012,607	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.34% (b)	14,012,607

	Total Investments Purchased with Proceeds from Securities Lending (Cost $14,012,607)	14,012,607

	Total Investments (Cost $116,694,273) - 112.24%	129,225,135
	Liabilities in Excess of Other Assets - (12.24)%	(14,094,529)

	TOTAL NET ASSETS - 100.00%	$115,130,606

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of September 30, 2017.

See notes to financial statements.

GuidePath® Flexible Income Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2017

Number of Shares		Value
	INVESTMENT COMPANIES - 98.78%
	Exchange Traded Funds - 68.77%
69,885	iShares Core MSCI Emerging Markets ETF	$3,775,188
104,416	iShares U.S. Preferred Stock ETF	4,052,385
233,668	SPDR Bloomberg Barclays High Yield Bond ETF (a)	8,720,490
36,241	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	1,013,661
123,460	VanEck Vectors Emerging Markets High Yield Bond ETF	3,064,265
89,227	Vanguard FTSE Developed Markets ETF (a)	3,873,344
85,654	Vanguard Global ex-U.S. Real Estate ETF (a)	5,088,704
60,100	Vanguard REIT ETF (a)	4,993,709
820	Vanguard S&P 500 ETF (a)	189,223
3,841	Vanguard Total Bond Market ETF	314,808

		35,085,777

	Mutual Funds - 30.01%
163,218	BlackRock High Yield Portfolio - Institutional Shares	1,281,259
483,933	Navigator Tactical Fixed Income Fund - Institutional Shares	5,095,819
1,491,910	Vanguard High-Yield Corporate Fund - Admiral Shares	8,936,539

		15,313,617

	Total Investment Companies (Cost $49,251,585)	50,399,394

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.19%
	Money Market Funds - 1.19%
609,729	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.96% (b)	$609,729

	Total Short Term Investments (Cost $609,729)	609,729

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 28.23%
	Investments Purchased As Securities Lending Collateral - 28.23%
14,404,739	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.34% (b)	14,404,739

	Total Investments Purchased with Proceeds from Securities Lending (Cost $14,404,739)	14,404,739

	Total Investments (Cost $64,266,053) - 128.20%	65,413,862
	Liabilities in Excess of Other Assets - (28.20)%	(14,388,101)

	TOTAL NET ASSETS - 100.00%	$51,025,761

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of September 30, 2017.

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2017

Principal Amount		Value
	SHORT TERM INVESTMENTS - 98.12%
	Certificate of Deposit - 72.07%
$3,000,000	Abbey National Treasury Services Plc 1.170%, 10/03/2017	$3,000,000
2,500,000	Banco Del Estado De Chile 1.392% (1 Month LIBOR USD + 0.160%), 01/08/2018 (a)	2,500,690
2,500,000	Bank of Montreal 1.512% (1 Month LIBOR USD + 0.280%), 05/08/2018 (a)	2,501,973
2,500,000	Bank of Nova Scotia 1.330%, 12/15/2017	2,500,331
	Bank of Tokyo-Mitsubishi, Ltd.
2,500,000	1.400%, 10/31/2017	2,500,010
500,000	1.250%, 11/21/2017	500,000
3,000,000	CIBC 1.050%, 10/02/2017	3,000,000
1,500,000	Commonwealth Bank of Australia 1.627% (1 Month LIBOR USD + 0.480%), 02/23/2018 (a)	1,501,893
2,700,000	Credit Agricole Corp. and Investment Bank 1.180%, 10/05/2017	2,700,000
3,000,000	Credit Industriel et Commercial 1.250%, 12/20/2017	3,000,039
750,000	Dexia Credit Local SA 1.715% (1 Month LIBOR USD + 0.480%), 01/29/2018 (a)	750,981
	DZ Bank AG
2,000,000	1.320%, 11/20/2017	2,000,000
1,000,000	1.350%, 01/31/2018	999,965
3,000,000	KBC Bank N.V. 1.230%, 10/23/2017	3,000,000
3,000,000	Landesbank Hessen-Thueringen 1.300%, 10/12/2017	3,000,000
2,500,000	Mizuho Bank, Ltd. 1.250%, 10/04/2017	2,500,000
3,200,000	National Bank of Kuwait 1.080%, 10/02/2017	3,200,000
	Oversea-Chinese Banking Corp., Ltd.
500,000	1.300%, 10/02/2017	500,000
2,500,000	1.300%, 11/30/2017	2,500,007
1,500,000	Royal Bank of Canada 1.416% (1 Month LIBOR USD + 0.180%), 06/12/2018 (a)	1,500,057
3,000,000	Skandinaviska Enskilda Banken AB 1.240%, 10/05/2017	3,000,000
2,250,000	State Street Bank & Trust 1.300%, 10/23/2017	2,250,123
	Sumitomo Mitsui Trust Bank, Ltd.
3,000,000	1.250%, 11/21/2017	3,000,000
3,000,000	1.351% (1 Month LIBOR USD + 0.120%), 12/07/2017 (a)	3,000,290
	Svenska Handelsbanken
2,500,000	1.322% (1 Month LIBOR USD + 0.090%), 11/06/2017 (a)	2,500,000
500,000	1.322% (1 Month LIBOR USD + 0.090%), 12/06/2017 (a)	500,059
500,000	The Norinchukin Bank 1.505% (1 Month LIBOR USD + 0.270%), 10/10/2017 (a)	500,000

Principal Amount		Value
	Certificate of Deposit (Continued)
$3,000,000	The Toronto-Dominion Bank 1.330%, 01/22/2018	$3,000,469
2,500,000	Wells Fargo Bank NA 1.410%, 02/02/2018	2,501,180
2,500,000	Westpac Banking Corp 1.755% (1 Month LIBOR USD + 0.520%), 01/10/2018 (a)	2,503,228

		66,411,295

	Commercial Paper - 11.38%
2,300,000	BNP Paribas SA 1.130%, 10/04/2017	2,299,784
3,000,000	COFCO Capital Corp. 1.180%, 10/12/2017	2,998,808
2,500,000	ING U.S. Funding, LLC. 1.280%, 11/17/2017	2,495,822
2,700,000	Swedbank AB 1.330%, 11/28/2017	2,694,215

		10,488,629

	Corporate Obligations - 2.71%
2,500,000	Bank of America Corp. 1.136%, 10/17/2017 (c)	2,500,000

		2,500,000

Number of Shares
	Money Market Funds - 2.36%
2,176,049	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.96% (c)(d)	2,176,049

		2,176,049

Principal Amount
	U.S. Treasury Bill - 9.60%
	United States Treasury Bill
$1,000,000	0.715%, 10/05/2017 (d)(e)(f)	999,887
6,350,000	0.943%, 11/02/2017 (d)(e)(f)	6,344,482
1,500,000	0.969%, 12/07/2017 (e)(f)	1,497,305

		8,841,674

	Total Short Term Investments (Cost $90,406,650)	90,417,647

	Total Investments (Cost $90,406,650) - 98.12%	90,417,647
	Other Assets in Excess of Liabilities - 1.88%	1,731,646

	TOTAL NET ASSETS - 100.00%	$92,149,293

Percentages are stated as a percent of net assets.

(a)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of September 30, 2017.
(b)	Variable rate security. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of September 30, 2017.
(c)	Seven-day yield as of September 30, 2017.
(d)	All or a portion of this security is held by GuidePath® Managed Futures Strategy Cayman Fund Ltd.
(e)	Zero coupon bond. The effective yield is listed.
(f)	All or a portion of this security is held as collateral for certain futures contracts.

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS (Unaudited)

September 30, 2017

Description	Number of Contracts Purchased / (Sold)	Notional Value	Value	Settlement Month	Unrealized Appreciation (Depreciation)
Amsterdam IDX Futures	31	$3,934,263	$27,479	Oct-17	$104,891
Australian 3-Year Treasury Bond Futures	(415)	(31,842,947)	(30,043)	Dec-17	42,958
Australian 10-Year Treasury Bond Futures	(73)	(5,561,779)	(10,481)	Dec-17	100,029
Australian Dollar Futures	98	7,679,280	(15,463)	Dec-17	(166,339)
Brent Crude Futures (a)	56	3,180,240	(20,720)	Oct-17	85,078
British Pound Futures	108	9,071,325	(27,637)	Dec-17	25,236
CAC40 Index Futures	37	2,329,281	15,524	Oct-17	100,649
Canadian 10-Year Bond Futures	(79)	(8,566,379)	8,864	Dec-17	74,181
Canadian Dollar Futures	117	9,389,835	(32,634)	Dec-17	(250,975)
Cocoa Futures (a)	(54)	(1,103,220)	(34,020)	Dec-17	(43,575)
Coffee ‘C’ Futures (a)	(21)	(1,008,394)	3,544	Dec-17	23,478
Copper Futures (a)	37	2,733,375	(24,050)	Dec-17	(19,155)
Corn Futures (a)	(145)	(2,575,563)	(19,938)	Dec-17	(22,298)
Cotton No. 2 Futures (a)	41	1,403,225	(10,660)	Dec-17	(70,426)
DAX® Index Futures	8	3,025,174	25,529	Dec-17	107,594
DJIA E-Mini CBOT Futures	56	6,256,880	7,071	Dec-17	158,986
E-mini Nasdaq 100 Futures	37	4,427,050	32,803	Dec-17	14,866
E-mini Russell 2000 Futures	80	5,971,600	1,502	Dec-17	286,637
E-mini S&P 500 Futures	37	4,654,785	15,540	Dec-17	82,933
E-mini S&P Mid Cap 400 Futures	24	4,309,680	4,177	Dec-17	160,931
Euribor 3 Month Futures	138	163,631,367	0	Dec-17	12,026
Euro Fx Futures	63	9,343,294	18,569	Dec-17	(122,746)
Euro Stoxx 50® Index Futures	65	2,747,193	19,974	Dec-17	107,858
Euro-Bobl Futures	133	20,620,423	4,716	Dec-17	(65,057)
Euro-BTP Futures	13	2,073,608	0	Dec-17	(26,168)
Euro-BTP Futures - Short	135	17,994,681	1,596	Dec-17	18,961
Euro-Bund Futures	32	6,089,493	7,942	Dec-17	(55,574)
Euro-Buxl® 30 Year Futures	(14)	(2,701,383)	(13,877)	Dec-17	4,241
Eurodollar 90 Day Futures	(645)	(634,744,500)	8,062	Mar-18	18,149
Euro-OATS Futures	6	1,100,154	1,702	Dec-17	(10,265)
Euro-Schatz Futures	274	36,312,043	(3,238)	Dec-17	(18,987)
FTSE 100 Index Futures	24	2,357,163	16,884	Dec-17	(13,334)
FTSE MIB Index Futures	22	2,942,347	14,951	Dec-17	95,746
FTSE/JSE Top 40 Index Futures	81	2,999,610	30,752	Dec-17	(10,517)
Gold 100 Oz. Futures (a)	19	2,441,120	(7,410)	Dec-17	(111,841)
Hang Seng Index Futures	23	4,050,675	35,290	Oct-17	(15,197)
HSCEI Index Futures	37	2,582,838	17,999	Oct-17	(23,214)
IBEX 35® Index Futures	12	1,465,217	5,162	Oct-17	14,248
Japanese Yen Futures	(153)	(17,059,500)	13,642	Dec-17	396,646
Live Cattle Futures (a)	16	737,600	1,280	Dec-17	15,653
LME Aluminium Futures (a)(b)	48	2,519,400	19,896	Dec-17	19,896
LME Copper Futures (a)(b)	17	2,753,681	(57,341)	Dec-17	(57,341)
LME Nickel Futures (a)(b)	14	881,118	(78,306)	Dec-17	(78,306)
LME Zinc Futures (a)(b)	(3)	(237,450)	(5,353)	Dec-17	(5,353)
LME Zinc Futures (a)(b)	25	1,978,750	20,519	Dec-17	20,519
Long Gilt Futures	2	331,998	360	Dec-17	360
Low Sulphur Gas Oil Futures (a)	94	5,097,150	(21,150)	Nov-17	271,933
Mexican Peso Futures	276	7,486,500	(15,453)	Dec-17	(168,330)
MSCI EAFE Index Futures	51	5,044,920	30,855	Dec-17	77,272
MSCI Emerging Markets Index Futures	97	5,283,105	63,200	Dec-17	7,119
MSCI Singapore Index Futures	69	1,829,979	(2,035)	Oct-17	(4,917)
MSCI Taiwan Index Futures	84	3,231,480	4,200	Oct-17	(12,356)
Natural Gas Futures (a)	(17)	(511,190)	1,700	Oct-17	16,431
New Zealand Dollar Futures	60	4,327,200	(9,892)	Dec-17	(12,475)
Nifty 50 Index Futures	176	3,450,656	2,816	Oct-17	(33,171)
Nikkei 225 Futures	17	3,075,939	(4,004)	Dec-17	86,823
NY Harbor ULSD Futures (a)	44	3,344,880	(26,426)	Oct-17	77,732
OMXS30 Futures	152	3,054,500	25,194	Oct-17	124,778
RBOB Gasoline Futures (a)	30	2,004,660	(29,988)	Oct-17	13,143

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS (Continued) (Unaudited)

September 30, 2017

Description	Number of Contracts Purchased / (Sold)	Notional Value	Value	Settlement Month	Unrealized Appreciation (Depreciation)
S&P/TSX 60 Index Futures	39	$5,743,025	$11,489	Dec-17	$161,028
Silver Futures (a)	(2)	(166,760)	1,710	Dec-17	3,234
South African Rand Futures	97	3,532,013	(10,436)	Dec-17	(157,912)
Soybean Futures (a)	(23)	(1,113,488)	(10,063)	Nov-17	(39,567)
Soybean Meal Futures (a)	(7)	(221,060)	(3,379)	Dec-17	(3,379)
Soybean Oil Futures (a)	(34)	(669,528)	136	Dec-17	1,364
SPI 200TM Index Futures	32	3,556,783	13,805	Dec-17	(35,313)
Sterling 90 Day Futures	190	126,625,082	3,179	Dec-17	(56,948)
Sugar No. 11 Futures (a)	(62)	(979,104)	(10,416)	Feb-18	40,524
Swiss Franc Futures	(6)	(778,350)	(1,430)	Dec-17	(1,430)
TOPIX Index Futures	36	5,358,809	(7,564)	Dec-17	153,911
U.S. Treasury 2-Year Note Futures	(165)	(35,591,016)	20,625	Dec-17	15,677
U.S. Treasury 5-Year Note Futures	(75)	(8,812,500)	12,305	Dec-17	17,970
U.S. Treasury 10-Year Note Futures	(31)	(3,884,688)	7,266	Dec-17	16,202
U.S. Treasury Long Bond Futures	(9)	(1,375,313)	(281)	Dec-17	12,611
U.S. Treasury Ultra Bond Future	(5)	(825,625)	(2,031)	Dec-17	9,772
Wheat Futures (a)	(74)	(1,658,525)	24,975	Dec-17	(49,063)
WTI Crude Futures (a)	13	671,710	1,430	Oct-17	12,896

		-212,950,105	60,495		$1,451,641

(a)	All or a portion of this security is held by GuidePath® Managed Futures Strategy Cayman Fund Ltd.
(b)	London Metal Exchange (“LME”) futures contracts settle on their respective maturity date, and do not have daily cash movements like other futures contracts. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Unaudited)

September 30, 2017

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund
ASSETS:
Investments, at value (cost $299,823,879, $85,609,614, and $51,839,533, respectively)[1]	$352,372,014	$113,628,484	$64,766,396
Foreign currencies (cost $0, $236,363, and $0, respectively)	—	234,644	—
Cash	5,592	—	800
Income receivable	241,796	83,806	114,284
Receivable for dividend reclaims	3,687	30,904	—
Receivable for fund shares sold	661,706	51,878	102,869
Other assets	52,803	34,569	41,979

Total Assets	353,337,598	114,064,285	65,026,328

LIABILITIES:
Payable for collateral on securities loaned	55,412,352	5,770,820	12,445,347
Payable for fund shares redeemed	137,870	59,547	17,624
Payable to Investment Advisor	170,641	75,412	34,094
Payable to custodian	10,888	33,943	4,140
Accrued Trustee fees and expenses	6,208	2,876	2,349
Accrued distribution and shareholder serving fees	75,910	32,372	14,184
Other accrued expenses	81,937	73,968	61,716

Total Liabilities	55,895,806	6,048,938	12,579,454

NET ASSETS	$297,441,792	$108,015,347	$52,446,874

NET ASSETS CONSIST OF:
Capital stock	235,321,094	164,199,840	25,839,405
Unrealized appreciation (depreciation) on:
Investments	52,548,135	28,018,870	12,926,863
Foreign currencies	—	(2,090)	—
Accumulated undistributed net investment income	1,096,642	630,801	126,881
Accumulated undistributed net realized gain (loss)	8,475,921	(84,832,074)	13,553,725

Total Net Assets	$297,441,792	$108,015,347	$52,446,874

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	75,269	658	—
Net assets	1,300,436	10,009	—
Net asset value, offering and redemption price per share	$17.277	$15.212 [2]	$—

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	17,403,409	6,909,200	2,735,893
Net assets	296,141,356	108,005,338	52,446,874
Net asset value, offering and redemption price per share	$17.016	$15.632	$19.170

[1]Includes loaned securities with a value of:	$54,232,219	$5,732,655	$12,161,817

[2]Differences in actual and calculated net asset value shown are due to rounding.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Unaudited) (Continued)

September 30, 2017

	World ex-US Fund	Core Fixed Income Fund	Tax-Exempt Fixed Income Fund
ASSETS:
Investments, at value (cost $155,698,509, $157,043,088 and $26,835,320, respectively)[1]	$181,792,821	$158,894,670	$28,799,656
Foreign currencies (cost $325,742, $0, and $0, respectively)	323,782	—	—
Cash	—	913	—
Appreciation on swap agreements	—	176,544	—
Variation margin on futures contracts	—	4,031	—
Income receivable	391,942	710,238	421,128
Receivable for dividend reclaims	767,129	—	—
Receivable for investment securities sold	—	3,254,473	—
Receivable for fund shares sold	281,041	150,428	547
Swap premiums paid	—	49,584	—
Other assets	38,998	41,202	25,881

Total Assets	183,595,713	163,282,083	29,247,212

LIABILITIES:
Payable for collateral on securities loaned	3,424,516	15,357,874
Payable for investment securities purchased	—	14,021,453	74,393
Payable for fund shares redeemed	131,390	85,239	5,047
Payable to Investment Advisor	89,706	70,141	12,960
Payable to custodian	28,802	7,692	696
Accrued Trustee fees and expenses	4,048	3,572	762
Accrued distribution and shareholder servicing fees	45,452	36,454	12,951
Swap premiums received	—	181,289	—
Payable for deposits with broker for swaps	—	14,451	—
Other accrued expenses	100,475	89,069	28,827

Total Liabilities	3,824,389	29,867,234	135,636

NET ASSETS	$179,771,324	$133,414,849	$29,111,576

NET ASSETS CONSIST OF:
Capital stock	288,290,770	131,010,805	28,607,065
Unrealized appreciation (depreciation) on:
Investments	26,094,312	1,851,591	1,964,336
Foreign currencies	(13,139)	—	—
Swaps	—	176,544	—
Futures contracts	—	(25,467)	—
Accumulated undistributed net investment income (loss)	4,356,949	(316,501)	23,335
Accumulated undistributed net realized gain (loss)	(138,957,568)	717,877	(1,483,160)

Total Net Assets	$179,771,324	$133,414,849	$29,111,576

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	117,230	—	—
Net assets	1,116,374	—	—
Net asset value, offering and redemption price per share	$9.523	$—	$—

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	19,258,527	14,171,720	2,562,129
Net assets	178,654,950	133,414,849	29,111,576
Net asset value, offering and redemption price per share	$9.277	$9.414	$11.362

[1]Includes loaned securities with a value of:	$3,337,880	$15,005,792	$—

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Unaudited) (Continued)

September 30, 2017

	Opportunistic Fixed Income Fund	Growth Allocation Fund	Conservative Allocation Fund
ASSETS:
Investments, at value (cost $51,917,662, $547,080,719, and $260,051,170, respectively)[1]	$49,848,008	$633,273,591	$269,403,280
Foreign currencies (cost $105,158, $0, and $0, respectively)	102,506	—	—
Cash	852,193	—	—
Deposits with brokers for forwards and swaps	2,073,857	—	—
Income receivable	983,081	34,502	2,126
Receivable for dividend reclaims	618	—	—
Receivable for investment securities and foreign currencies sold	—	53,454	—
Receivable for fund shares sold	34,519	1,202,254	557,478
Appreciation of forward foreign currency contracts	494,460	—	—
Appreciation of swap agreements	31,570	—	—
Other assets	19,677	64,727	42,716

Total Assets	54,440,489	634,628,528	270,005,600

LIABILITIES:
Depreciation of forward foreign currency contracts	472,511	—	—
Depreciation on swap agreements	1,105,625	—	—
Payable for collateral on securities loaned	—	111,782,580	58,966,855
Payable for investment securities and foreign currencies purchased	—	724,496	382,423
Payable for fund shares redeemed	26,882	331,420	212,827
Payable to Investment Advisor	21,473	213,440	76,771
Payable to custodian	21,829	15,236	7,804
Accrued Trustee fees and expenses	1,536	14,084	2,881
Accrued distribution and shareholder servicing fees	15,433	144,059	54,889
Other accrued expenses	50,670	143,912	38,630

Total Liabilities	1,715,959	113,369,227	59,743,080

NET ASSETS	$52,724,530	$521,259,301	$210,262,520

NET ASSETS CONSIST OF:
Capital stock	70,556,057	375,697,615	199,154,016
Unrealized appreciation (depreciation) on:
Investments	(2,069,654)	86,192,872	9,352,110
Foreign currencies	(7,545)	—	—
Swaps	(1,074,055)	—	—
Forward currency exchange contracts	21,949	—	—
Accumulated undistributed net investment income	11,280,731	3,054,862	2,138,978
Accumulated undistributed net realized gain (loss)	(25,982,953)	56,313,952	(382,584)

Total Net Assets	$52,724,530	$521,259,301	$210,262,520

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	36,134	909,732	593,582
Net assets	331,788	11,347,365	5,713,797
Net asset value, offering and redemption price per share	$9.183 [2]	$12.473	$9.626

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	5,655,031	41,185,352	21,416,077
Net assets	52,392,742	509,911,936	204,548,723
Net asset value, offering and redemption price per share	$9.265	$12.381	$9.551

[1]Includes loaned securities with a value of:	$—	$109,837,619	$57,785,013

[2]Differences in actual and calculated net asset value shown are due to rounding.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Unaudited) (Continued)

September 30, 2017

	Tactical Allocation Fund		Absolute Return Allocation Fund		Multi-Asset Income Allocation Fund
ASSETS:
Investments, at value (cost $236,682,219, $288,943,470 and $116,694,273, respectively)[1]	$256,236,860		$289,925,611		$129,225,135
Cash	—		—		72,449
Income receivable	118,471		316,496		103,319
Receivable for investment securities sold	32,009,851		—		—
Receivable for fund shares sold	463,809		564,538		252,764
Other assets	45,192		41,151		34,963

Total Assets	288,874,183		290,847,796		129,688,630

LIABILITIES:
Payable for collateral on securities loaned	11,335,800		52,169,818		14,012,607
Payable for investment securities purchased	32,401,865		—		375,270
Payable for fund shares redeemed	149,584		174,023		21,547
Payable to Investment Advisor	126,567		106,915		56,762
Payable to custodian	10,762		9,806		8,629
Accrued Trustee fees and expenses	7,855		3,301		2,922
Accrueddistribution and shareholder servicing fees	76,798		62,479		30,955
Other accrued expenses	106,757		47,883		49,332

Total Liabilities	44,215,988		52,574,225		14,558,024

NET ASSETS	$244,658,195		$238,273,571		$115,130,606

NET ASSETS CONSIST OF:
Capital stock	220,026,845		240,278,120		111,602,796
Unrealized appreciation on:
Investments	19,554,641		982,141		12,530,862
Accumulated undistributed net investment income	5,285,435		2,064,897		207,589
Accumulated undistributed net realized loss	(208,726)		(5,051,587)		(9,210,641)

Total Net Assets	$244,658,195		$238,273,571		$115,130,606

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	206,485		126,494		—
Net assets	2,264,584		1,337,276		—
Net asset value, offering and redemption price per share	$10.970	[2]	$10.572		$—

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	22,393,106		22,407,866		10,684,762
Net assets	242,393,611		236,936,295		115,130,606
Net asset value, offering and redemption price per share	$10.827	[2]	$10.573	[2]	$10.774	[2]

[1]Includes loaned securities with a value of:	$11,178,268		$51,147,748		$13,732,760

[2]Differences in actual and calculated net asset value shown are due to rounding.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Unaudited) (Continued)

September 30, 2017

	Flexible Income Allocation Fund		Managed[2] Futures Strategy Fund
ASSETS:
Investments, at value (cost $64,266,053 and $90,406,650, respectively)[1]	$65,413,862		$90,417,647
Cash	—		35,280
Deposits with brokers for futures	—		1,508,706
Variation margin on futures	—		161,080
Income receivable	71,032		98,854
Receivable for fund shares sold	141,893		252,080
Other assets	49,927		22,590

Total Assets	65,676,714		92,496,237

LIABILITIES:
Payable for collateral on securities loaned	14,404,739		—
Payable for investment securities purchased	141,870		—
Payable for fund shares redeemed	19,562		67,947
Payable for unsettled open futures contracts	—		100,130
Payable to Investment Advisor	25,208		94,140
Payable to custodian	8,105		5,561
Accrued Trustee fees and expenses	2,462		2,215
Accrued distribution and shareholder servicing fees	18,406		25,501
Other accrued expenses	30,601		51,450

Total Liabilities	14,650,953		346,944

NET ASSETS	$51,025,761		$92,149,293

NET ASSETS CONSIST OF:
Capital stock	57,988,260		97,231,710
Unrealized appreciation (depreciation) on:
Investments	1,147,809		10,997
Foreign currency translation	—		(2,430)
Futures contracts	—		1,451,641
Accumulated undistributed net investment income gain (loss)	95,797		(497,555)
Accumulated undistributed net realized loss	(8,206,105)		(6,045,070)

Total Net Assets	$51,025,761		$92,149,293

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	1,444		178,136
Net assets	14,100		1,536,088
Net asset value, offering and redemption price per share	$9.766	[3]	$8.624 [3]

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	5,250,071		10,616,324
Net assets	51,011,661		90,613,205
Net asset value, offering and redemption price per share	$9.716		$8.536 [3]

[1]Includes loaned securities with a value of:	$14,087,046		$—

[2]Consolidated Statement of Assets & Liabilities (see note 3b).
[3]Differences in actual and calculated net asset value shown are due to rounding.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Unaudited)

For the Period Ended September 30, 2017

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $230, $260,653, and $187, respectively)	$2,112,068	$1,732,124	$526,850
Interest income	12,880	2,425	3,498

Total investment income	2,124,948	1,734,549	530,348

EXPENSES:
Investment advisory fees	560,551	337,114	240,206
Distribution (12b-1) fees – Service Shares	282,742	135,391	63,883
Administrative service fees – Service Shares	274,160	131,563	62,725
Shareholder servicing fees – Service Shares	96,133	42,784	20,953
Administration fees	48,978	30,288	32,032
Fund accounting fees	39,188	62,937	53,695
Legal fees	33,311	18,793	14,246
Federal and state registration fees	18,425	18,181	17,512
Trustee fees and expenses	17,479	9,360	8,475
Custody fees	17,094	95,446	18,173
Reports to shareholders	14,218	7,350	6,466
Audit and tax fees	10,616	10,586	11,134
Transfer agent fees and expenses	8,017	5,734	5,521
Compliance fees	7,252	3,906	3,448
Insurance fees	5,522	3,291	2,348
Interest expenses	3,113	3,080	—
Miscellaneous expenses	1,098	1,098	1,098

Total expenses	1,437,897	916,902	561,915

Less securities lending credit (See Note 7)	(54,213)	(1,994)	(99,165)

Net expenses	1,383,684	914,908	462,750

Net investment income	741,264	819,641	67,598

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on:
Investments	3,202,086	6,465,902	12,838,665
Foreign currencies	—	(39,626)	—
Forward currency contracts	—	(5,491)	—

Total	3,202,086	6,420,785	12,838,665

Net change in unrealized appreciation (depreciation) on:
Investments	13,008,353	8,864,688	(7,805,309)
Foreign currencies	—	(14,151)	—
Forward currency contracts	—	1,885	—

Total	13,008,353	8,852,422	(7,805,309)

Net realized and unrealized gain	16,210,439	15,273,207	5,033,356

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,951,703	$16,092,848	$5,100,954

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Unaudited) (Continued)

For the Period Ended September 30, 2017

	World ex-US Fund	Core Fixed Income Fund	Tax-Exempt Fixed Income Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $278,958, $0, and $0, respectively)	$2,746,324	$—	$—
Interest income	3,580	1,828,971	616,499

Total investment income	2,749,904	1,828,971	616,499

EXPENSES:
Investment advisory fees	407,193	348,804	75,157
Distribution (12b-1) fees – Service Shares	155,560	169,694	37,578
Administrative service fees – Service Shares	152,454	164,241	33,836
Shareholder servicing fees – Service Shares	50,114	57,017	11,274
Administration fees	47,683	34,619	6,954
Fund accounting fees	88,075	84,140	13,952
Legal fees	24,435	25,260	4,861
Federal and state registration fees	17,633	17,725	16,504
Trustee fees and expenses	14,329	11,921	2,500
Custody fees	79,787	20,983	2,260
Reports to shareholders	11,011	9,180	1,586
Audit and tax fees	13,000	12,354	12,354
Transfer agent fees and expenses	7,260	6,435	3,172
Compliance fees	5,859	4,912	1,038
Insurance fees	5,461	5,947	1,311
Interest expenses	643	3	16
Miscellaneous expenses	1,098	1,098	732

Total expenses	1,081,595	974,333	225,085

Net expense recapture (reimbursement) by Advisor (See Note 4)	(51,771)	(75,363)	(31,165)
Less securities lending credit (See Note 7)	(12,472)	(10,353)	—

Net expenses	1,017,352	888,617	193,920

Net investment income	1,732,552	940,354	422,579

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments	16,566,842	962,155	246,409
Foreign currencies	139,924	43	—
Swaps	—	20,373	—
Futures contracts	—	112,094	—

Total	16,706,766	1,094,665	246,409

Net change in unrealized appreciation (depreciation) on:
Investments	2,503,870	816,029	148,430
Foreign currencies	38,366	—	—
Swaps	—	(58,897)	—
Futures contracts	—	(45,804)	—

Total	2,542,236	711,328	148,430

Net realized and unrealized gain	19,249,002	1,805,993	394,839

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,981,554	$2,746,347	$817,418

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Unaudited) (Continued)

For the Period Ended September 30, 2017

	Opportunistic Fixed Income Fund	Growth Allocation Fund	Conservative Allocation Fund
INVESTMENT INCOME:
Dividend income	$—	$5,706,980	$1,497,123
Interest income (net of withholding tax of $618, $0, and $0, respectively)	1,903,752	33,582	7,671

Total investment income	1,903,752	5,740,562	1,504,794

EXPENSES:
Investment advisory fees	209,903	711,592	161,621
Distribution (12b-1) fees – Service Shares	69,418	695,950	155,279
Administrative service fees – Service Shares	68,421	695,440	155,174
Shareholder servicing fees – Service Shares	20,270	270,029	60,583
Administration fees	14,580	126,603	28,036
Fund accounting fees	33,432	68,331	14,368
Legal fees	20,650	68,241	14,948
Federal and state registration fees	18,699	17,325	16,714
Trustee fees and expenses	5,244	46,670	9,548
Custody fees	86,199	44,244	21,818
Reports to shareholders	4,026	37,699	7,477
Audit and tax fees	14,642	7,322	7,322
Transfer agent fees and expenses	4,514	16,715	5,826
Compliance fees	1,220	11,164	2,288
Insurance fees	1,190	7,433	789
Interest expenses	—	18,260	3,734
Miscellaneous expenses	1,098	975	1,098

Total expenses	573,506	2,843,993	666,623

Net expense reimbursement by Advisor (See Note 4)	(122,034)	—	—
Less securities lending credit (See Note 7)	—	(179,782)	(97,526)

Net expenses	451,472	2,664,211	569,097

Net investment income	1,452,280	3,076,351	935,697

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	1,256,704	7,354,810	135,761
Investments in affiliates	—	47,475,926	4,745,551
Foreign currencies	(50,511)	—	—
Forward currency exchange contracts	22,750	—	—
Swaps	(292,631)	—	—

Total	936,312	54,830,736	4,881,312

Net change in unrealized appreciation (depreciation) on:
Investments	(618,361)	31,805,263	4,724,194
Investments in affiliates	—	(38,635,255)	(3,805,300)
Foreign currencies	(25,667)	—	—
Forward currency contracts	(939,662)	—	—
Swaps	77,350	—	—

Total	(1,506,340)	(6,829,992)	918,894

Net realized and unrealized gain (loss)	(570,028)	48,000,744	5,800,206

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$882,252	$51,077,095	$6,735,903

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Unaudited) (Continued)

For the Period Ended September 30, 2017

	Tactical Allocation Fund	Absolute Return Allocation Fund	Multi-Asset Income Allocation Fund
INVESTMENT INCOME:
Dividend income	$2,874,745	$2,222,766	$2,101,018
Dividends from affiliate investments	—	—	95,602
Interest income	12,991	9,730	5,213

Total investment income	2,887,736	2,232,496	2,201,833

EXPENSES:
Investment advisory fees	533,208	256,439	207,168
Distribution (12b-1) fees – Service Shares	376,446	181,881	147,977
Administrative service fees – Service Shares	376,145	181,808	147,977
Shareholder servicing fees – Service Shares	140,801	70,570	55,639
Administration fees	71,980	28,304	26,692
Fund accounting fees	36,751	15,738	12,141
Legal fees	38,163	13,179	13,392
Federal and state registration fees	17,415	16,958	17,871
Trustee fees and expenses	25,369	10,641	9,729
Custody fees	21,601	25,381	20,558
Reports to shareholders	19,825	8,326	6,530
Audit and tax fees	7,322	7,322	7,322
Transfer agent fees and expenses	10,399	6,127	3,721
Compliance fees	6,101	2,593	2,318
Insurance fees	5,461	1,708	1,676
Interest expenses	5,858	1,358	1,959
Miscellaneous expenses	1,159	1,098	732

Total expenses	1,694,004	829,431	683,402

Net expense recapture by Advisor (See Note 4)	—	11,972	—
Less securities lending credit (See Note 7)	(88,418)	(61,242)	(76,655)

Net expenses	1,605,586	780,161	606,747

Net investment income	1,282,150	1,452,335	1,595,086

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments	21,127,357	8,697,751	1,170,290
Investments in affiliates	—	91,285	137,799

Total	21,127,357	8,789,036	1,308,089

Net change in unrealized appreciation (depreciation) on:
Investments	(3,937,646)	(7,126,079)	2,236,042
Investments in affiliates	—	(57,659)	(163,582)

Total	(3,937,646)	(7,183,738)	2,072,460

Net realized and unrealized gain	17,189,711	1,605,298	3,380,549

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,471,861	$3,057,633	$4,975,635

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Unaudited) (Continued)

For the Period Ended September 30, 2017

	Flexible Income Allocation Fund	Managed[1] Futures Strategy Fund
INVESTMENT INCOME:
Dividend income	$1,895,307	$—
Interest income	4,427	518,075

Total investment income	1,899,734	518,075

EXPENSES:
Investment advisory fees	116,840	457,754
Distribution (12b-1) fees – Service Shares	116,779	107,145
Administrative service fees – Service Shares	116,725	107,116
Shareholder servicing fees – Service Shares	45,310	41,572
Administration fees	21,563	18,665
Fund accounting fees	12,108	21,044
Legal fees	15,456	34,377
Federal and state registration fees	18,117	18,178
Trustee fees and expenses	8,110	6,921
Custody fees	18,357	12,118
Reports to shareholders	5,365	5,427
Audit and tax fees	7,322	15,618
Transfer agent fees and expenses	5,367	5,033
Compliance fees	1,922	1,678
Insurance fees	1,739	3,240
Interest expenses	2,570	24,216
Miscellaneous expenses	1,098	1,098

Total expenses	514,748	881,200

Net expense reimbursement by Advisor (See Note 4)	—	(33,093)
Less securities lending credit (See Note 7)	(94,072)	—

Net expenses	420,676	848,107

Net investment income (loss)	1,479,058	(330,032)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	2,452,935	374
Investments in affiliates	6,902	—
Foreign currency translation	—	36,071
Futures contracts	—	(2,173,192)

Total	2,459,837	(2,136,747)

Net change in unrealized appreciation (depreciation) on:
Investments	(923,429)	(7,367)
Investments in affiliates	(280)	—
Foreign currencies	—	1,057
Futures contracts	—	1,508,993

Total	(923,709)	1,502,683

Net realized and unrealized gain (loss)	1,536,128	(634,064)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,015,186	$(964,096)

[1]Consolidated Statement of Operations for the year (see note 3b).

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Core Fund		Emerging Markets Fund
	Period Ended September 30, 2017	Year Ended March 31, 2017	Period Ended September 30, 2017	Year Ended March 31, 2017
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$741,264	$1,967,294	$819,641	$867,154
Net realized gain on investment transactions	3,202,086	11,575,308	6,420,785	3,598,512
Net change in unrealized appreciation on investments	13,008,353	9,712,500	8,852,422	14,916,242

Net increase in net assets resulting from operations	16,951,703	23,255,102	16,092,848	19,381,908

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	3,884,808	27,172,126	589,158	7,059,500
Shares issued to holders in reinvestment of dividends	—	1,397,913	—	64,639
Shares redeemed	(46,828,617)	(20,862,812)	(13,478,239)	(2,680,771)

Net increase (decrease)	(42,943,809)	7,707,227	(12,889,081)	4,443,368

Service Shares
Shares sold	185,185,932	199,930,027	6,836,398	22,239,137
Shares issued to holders in reinvestment of dividends	—	6,951,634	—	325,406
Shares redeemed	(64,465,881)	(276,922,332)	(20,028,146)	(52,302,305)

Net increase (decrease)	120,720,051	(70,040,671)	(13,191,748)	(29,737,762)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	(492,125)	—	(64,639)
Net investment income – Service Shares	—	(1,630,366)	—	(325,464)
Net realized gains – Institutional Shares	—	(905,788)	—	—
Net realized gains – Service Shares	—	(5,321,268)	—	—

Total dividends and distributions	—	(8,349,547)	—	(390,103)

INCREASE (DECREASE) IN NET ASSETS	94,727,945	(47,427,889)	(9,987,981)	(6,302,589)
NET ASSETS:
Beginning of year	202,713,847	250,141,736	118,003,328	124,305,917

End of year (including accumulated undistributed net investment income (loss) of $1,096,642, $355,378, $630,801 and $(188,840), respectively)	$297,441,792	$202,713,847	$108,015,347	$118,003,328

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	236,533	1,782,172	42,076	564,774
Shares issued to holders in reinvestment of dividends	—	91,129	—	5,501
Shares redeemed	(2,816,607)	(1,329,010)	(927,381)	(219,419)

Net increase (decrease)	(2,580,074)	544,291	(885,305)	350,856

Service Shares
Shares sold	11,279,961	12,920,906	460,789	1,767,998
Shares issued to holders in reinvestment of dividends	—	458,249	—	27,368
Shares redeemed	(3,909,312)	(18,252,615)	(1,353,221)	(4,287,240)

Net increase (decrease)	7,370,649	(4,873,460)	(892,432)	(2,491,874)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small/Mid Cap Core Fund		World ex-US Fund
	Period Ended September 30, 2017	Year Ended March 31, 2017	Period Ended September 30, 2017	Year Ended March 31, 2017
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$67,598	$584,349	$1,732,552	$2,869,415
Net realized gain on investment transactions	12,838,665	2,596,131	16,706,766	1,468,963
Net change in unrealized appreciation (depreciation) on investments	(7,805,309)	16,860,179	2,542,236	13,684,439

Net increase in net assets resulting from operations	5,100,954	20,040,659	20,981,554	18,022,817

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	3,294,382	33,144,087	4,857,298	38,691,905
Shares issued to holders in reinvestment of dividends	—	388,573	—	1,274,678
Shares redeemed	(69,583,874)	(19,767,896)	(85,067,325)	(23,473,550)

Net increase (decrease)	(66,289,492)	13,764,764	(80,210,027)	16,493,033

Service Shares
Shares sold	6,116,931	20,701,621	68,966,795	32,189,333
Shares issued to holders in reinvestment of dividends	—	145,119	—	2,057,665
Shares redeemed	(7,958,093)	(27,463,485)	(18,000,429)	(65,581,894)

Net increase (decrease)	(1,841,162)	(6,616,745)	50,966,366	(31,334,896)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	(388,573)	—	(1,274,678)
Net investment income – Service Shares	—	(145,119)	—	(2,057,669)

Total dividends and distributions	—	(533,692)	—	(3,332,347)

INCREASE (DECREASE) IN NET ASSETS	(63,029,700)	26,654,986	(8,262,107)	(151,393)
NET ASSETS:
Beginning of year	115,476,574	88,821,588	188,033,431	188,184,824

End of year (including accumulated undistributed net investment income of $126,881, $59,283, $4,356,949 and $2,624,397, respectively)	$52,446,874	$115,476,574	$179,771,324	$188,033,431

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	177,429	2,006,770	547,536	4,951,526
Shares issued to holders in reinvestment of dividends	—	21,587	—	165,543
Shares redeemed	(3,712,055)	(1,143,672)	(9,411,116)	(2,965,934)

Net increase (decrease)	(3,534,626)	884,685	(8,863,580)	2,151,135

Service Shares
Shares sold	336,810	1,297,027	7,650,270	4,135,180
Shares issued to holders in reinvestment of dividends	—	8,264	—	270,745
Shares redeemed	(436,618)	(1,691,174)	(2,038,814)	(8,418,202)

Net increase (decrease)	(99,808)	(385,883)	5,611,456	(4,012,277)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Core Fixed Income Fund		Tax-Exempt Fixed Income Fund
	Period Ended September 30, 2017	Year Ended March 31, 2017	Period Ended September 30, 2017	Year Ended March 31, 2017
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$940,354	$2,210,725	422,579	$1,006,148
Net realized gain on investment transactions	1,094,665	2,413,490	246,409	1,133,091
Net change in unrealized appreciation (depreciation) on investments	711,328	(3,995,678)	148,430	(2,319,469)

Net increase in net assets resulting from operations	2,746,347	628,537	817,418	(180,230)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	336,969	9,216,113	—	—
Shares issued to holders in reinvestment of dividends	20,203	205,332	—	—
Shares redeemed	(9,569,499)	(1,989,593)	—	—

Net increase (decrease)	(9,212,327)	7,431,852	—	—

Service Shares
Shares sold	17,060,218	43,254,342	2,760,691	3,874,625
Shares issued to holders in reinvestment of dividends	1,295,852	3,820,498	416,397	1,010,136
Shares redeemed	(23,628,003)	(115,863,777)	(4,783,778)	(22,461,531)

Net increase (decrease)	(5,271,933)	(68,788,937)	(1,606,690)	(17,576,770)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(20,203)	(152,091)	—	—
Net investment income – Service Shares	(1,295,862)	(2,879,314)	(416,413)	(1,010,136)
Net realized gains – Institutional Shares	—	(53,241)	—	—
Net realized gains – Service Shares	—	(941,209)	—	—

Total dividends and distributions	(1,316,065)	(4,025,855)	(416,413)	(1,010,136)

DECREASE IN NET ASSETS	(13,053,978)	(64,754,403)	(1,205,685)	(18,767,639)
NET ASSETS:
Beginning of year	146,468,827	211,223,230	30,317,261	49,084,900

End of year (including accumulated undistributed net investment income (loss) of $(316,501), $59,210, $23,335, and $17,169, respectively)	$133,414,849	$146,468,827	$29,111,576	$30,317,261

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	36,068	966,027	—	—
Shares issued to holders in reinvestment of dividends	2,161	22,096	—	—
Shares redeemed	(1,023,488)	(211,192)	—	—

Net increase (decrease)	(985,259)	776,931	—	—

Service Shares
Shares sold	1,809,429	4,539,007	242,085	336,913
Shares issued to holders in reinvestment of dividends	137,512	405,506	36,570	88,393
Shares redeemed	(2,506,919)	(12,156,705)	(419,689)	(1,947,665)

Net decrease	(559,978)	(7,212,192)	(141,034)	(1,522,359)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Opportunistic Fixed Income Fund		Growth Allocation Fund
	Period Ended September 30, 2017	Year Ended March 31, 2017	Period Ended September 30, 2017	Year Ended March 31, 2017
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$1,452,280	$3,412,103	$3,076,351	$5,194,312
Net realized gain (loss) on investment transactions	936,312	(7,523,373)	54,830,736	7,919,673
Net change in unrealized appreciation (depreciation) on investments	(1,506,340)	9,671,466	(6,829,992)	49,863,254

Net increase in net assets resulting from operations	882,252	5,560,196	51,077,095	62,977,239

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	346,331	3,816,196	1,488,386	8,303,858
Shares issued to holders in reinvestment of dividends	90,488	331,065	—	609,074
Shares redeemed	(9,333,155)	(3,798,705)	(4,487,085)	(7,695,013)

Net increase (decrease)	(8,896,336)	348,556	(2,998,699)	1,217,919

Service Shares
Shares sold	5,040,180	16,100,897	129,839,970	443,722,149
Shares issued to holders in reinvestment of dividends	2,585,216	1,633,885	—	19,098,534
Shares redeemed	(10,912,786)	(41,718,076)	(220,976,986)	(337,382,732)

Net increase (decrease)	(3,287,390)	(23,983,294)	(91,137,016)	125,437,951

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(90,488)	(331,065)	—	(238,018)
Net investment income – Service Shares	(2,585,216)	(1,633,885)	—	(5,978,596)
Net realized gains – Institutional Shares	—	—	—	(371,056)
Net realized gains – Service Shares	—	—	—	(13,119,938)

Total dividends and distributions	(2,675,704)	(1,964,950)	—	(19,707,608)

DECREASE IN NET ASSETS	(13,977,178)	(20,039,492)	(43,058,620)	169,925,501
NET ASSETS:
Beginning of year	66,701,708	86,741,200	564,317,921	394,392,420

End of year (including accumulated undistributed net investment income (loss) of $11,280,731, $12,504,155, $3,054,862, and $(21,489), respectively)	$52,724,530	$66,701,708	$521,259,301	$564,317,921

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	36,795	423,674	125,300	762,936
Shares issued to holders in reinvestment of dividends	9,665	37,026	—	56,923
Shares redeemed	(994,684)	(423,729)	(377,732)	(706,774)

Net increase (decrease)	(948,224)	36,971	(252,432)	113,085

Service Shares
Shares sold	531,446	1,778,727	11,032,936	41,175,115
Shares issued to holders in reinvestment of dividends	276,122	182,229	—	1,789,928
Shares redeemed	(1,152,884)	(4,594,338)	(18,674,343)	(30,940,749)

Net increase (decrease)	(345,316)	(2,633,382)	(7,641,407)	12,024,294

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Conservative Allocation Fund		Tactical Allocation Fund
	Period Ended September 30, 2017	Year Ended March 31, 2017	Period Ended September 30, 2017	Year Ended March 31, 2017
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$935,697	$1,227,141	$1,282,150	$4,053,503
Net realized gain (loss) on investment transactions	4,881,312	(181,535)	21,127,357	8,717,010
Net change in unrealized appreciation (depreciation) on investments	918,894	4,026,646	(3,937,646)	16,899,104

Net increase in net assets resulting from operations	6,735,903	5,072,252	18,471,861	29,669,617

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	2,055,909	2,865,702	302,725	1,267,953
Shares issued to holders in reinvestment of dividends	—	525,473	—	55,523
Shares redeemed	(1,592,012)	(2,385,391)	(2,022,830)	(2,912,491)

Net increase (decrease)	463,897	1,005,784	(1,720,105)	(1,589,015)

Service Shares
Shares sold	121,909,725	116,123,492	50,369,619	111,320,764
Shares issued to holders in reinvestment of dividends	—	9,383,008	—	3,141,480
Shares redeemed	(34,798,722)	(61,713,312)	(130,389,964)	(230,081,819)

Net increase (decrease)	87,111,003	63,793,188	(80,020,345)	(115,619,575)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	—	—	(55,523)
Net investment income – Service Shares	—	—	—	(3,141,480)
From net realized gains – Institutional Shares	—	(525,473)	—	—
From net realized gains – Service Shares	—	(9,383,008)	—	—

Total dividends and distributions	—	(9,908,481)	—	(3,197,003)

INCREASE (DECREASE) IN NET ASSETS	94,310,803	59,962,743	(63,268,589)	(90,735,976)
NET ASSETS:
Beginning of year	115,951,717	55,988,974	307,926,784	398,662,760

End of year (including undistributed net investment income of $2,138,978, $1,203,281, $5,285,435, and $4,003,285 respectively)	$210,262,520	$115,951,717	$244,658,195	$307,926,784

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	216,675	298,501	28,757	130,536
Shares issued to holders in reinvestment of dividends	—	59,781	—	5,712
Shares redeemed	(168,620)	(256,488)	(189,863)	(302,323)

Net increase (decrease)	48,055	101,794	(161,106)	(166,075)

Service Shares
Shares sold	12,885,663	12,164,490	4,839,210	11,613,580
Shares issued to holders in reinvestment of dividends	—	1,071,120	—	325,879
Shares redeemed	(3,719,810)	(6,419,892)	(12,426,926)	(24,187,866)

Net increase (decrease)	9,165,853	6,815,718	(7,587,716)	(12,248,407)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Absolute Return Allocation Fund		Multi-Asset Income Allocation Fund
	Period Ended September 30, 2017	Year Ended March 31, 2017	Period Ended September 30, 2017	Year Ended March 31, 2017
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$1,452,335	$3,994,590	$1,595,086	$3,131,927
Net realized gain on investment transactions	8,789,036	1,487,161	1,308,089	998,269
Net change in unrealized appreciation (depreciation) on investments	(7,183,738)	5,232,782	2,072,460	4,631,731

Net increase in net assets resulting from operations	3,057,633	10,714,533	4,975,635	8,761,927

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	578,509	484,903	—	—
Shares issued to holders in reinvestment of dividends	—	42,389	—	—
Shares redeemed	(189,050)	(760,732)	—	—

Net increase (decrease)	389,459	(233,440)	—	—

Service Shares
Shares sold	132,472,922	60,737,268	38,634,850	74,271,420
Shares issued to holders in reinvestment of dividends	—	3,893,353	1,500,364	3,068,620
Shares redeemed	(27,516,160)	(88,244,091)	(48,297,008)	(70,117,642)

Net increase (decrease)	104,956,762	(23,613,470)	(8,161,794)	7,222,398

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	(42,389)	—	—
Net investment income – Service Shares	—	(3,893,353)	(1,500,364)	(3,068,620)

Total dividends and distributions	—	(3,935,742)	(1,500,364)	(3,068,620)

INCREASE (DECREASE) IN NET ASSETS	108,403,854	(17,068,119)	(4,686,523)	12,915,705
NET ASSETS:
Beginning of year	129,869,717	146,937,836	119,817,129	106,901,424

End of year (including undistributed net investment income of $2,064,897, $612,562, $207,589, and $112,867, respectively)	$238,273,571	$129,869,717	$115,130,606	$119,817,129

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	54,927	47,168	—	—
Shares issued to holders in reinvestment of dividends	—	4,197	—	—
Shares redeemed	(18,005)	(74,836)	—	—

Net increase (decrease)	36,922	(23,471)	—	—

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	12,537,968	5,951,803	3,607,203	7,247,038
Shares issued to holders in reinvestment of dividends	—	383,582	139,939	298,763
Shares redeemed	(2,623,468)	(8,701,541)	(4,512,547)	(6,846,481)

Net increase (decrease)	9,914,500	(2,366,156)	(765,405)	699,320

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Flexible Income Allocation Fund		Managed Futures Strategy Fund[1]
	Period Ended September 30, 2017	Year Ended March 31, 2017	Period Ended September 30, 2017	Year Ended March 31, 2017
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income (loss)	$1,479,058	$2,023,688	$(330,032)	$(1,582,704)
Net realized gain (loss) on investment transactions	2,459,837	1,315,146	(2,136,747)	(8,984,456)
Net change in unrealized appreciation (depreciation) on investments	(923,709)	(404,711)	1,502,683	(2,428,629)

Net increase (decrease) in net assets resulting from operations	3,015,186	2,934,123	(964,096)	(12,995,789)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	1,885	6,780	248,171	967,128
Shares issued to holders in reinvestment of dividends	638	1,379	—	31,103
Shares redeemed	(41,957)	(5,866)	(176,679)	(3,553,995)

Net increase (decrease)	(39,434)	2,293	71,492	(2,555,764)

Service Shares
Shares sold	39,630,163	36,522,245	25,744,901	80,280,173
Shares issued to holders in reinvestment of dividends	1,421,017	2,157,347	—	1,458,638
Shares redeemed	(91,207,152)	(54,619,675)	(15,394,829)	(169,364,491)

Net increase (decrease)	(50,155,972)	(15,940,083)	10,350,072	(87,625,680)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(638)	(1,379)	—	—
Net investment income – Service Shares	(1,421,017)	(2,157,347)	—	—
Net realized gains – Institutional Shares	—	—	—	(31,103)
Net realized gains – Service Shares	—	—	—	(1,458,638)

Total dividends and distributions	(1,421,655)	(2,158,726)	—	(1,489,741)

INCREASE (DECREASE) IN NET ASSETS	(48,601,875)	(15,162,393)	9,457,468	(104,666,974)
NET ASSETS:
Beginning of year	99,627,636	114,790,029	82,691,825	$187,358,799

End of year (including undistributed accumulated net investment income (loss) of $95,797, $38,394, $(6,045,070), and $(167,523), respectively)	$51,025,761	$99,627,636	$92,149,293	$82,691,825

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	192	698	28,806	104,954
Shares issued to holders in reinvestment of dividends	66	142	—	3,612
Shares redeemed	(4,243)	(597)	(20,655)	(383,824)

Net increase (decrease)	(3,985)	243	8,151	(275,258)

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	4,052,390	3,781,892	3,019,214	8,679,693
Shares issued to holders in reinvestment of dividends	146,618	223,758	—	170,402
Shares redeemed	(9,311,365)	(5,653,805)	(1,805,363)	(18,252,001)

Net increase (decrease)	(5,112,357)	(1,648,155)	1,213,851	(9,401,906)

[1]Consolidated Statements of Changes in Net Assets (see note 3b).

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Large Cap Core Fund
	Institutional
	Period Ended September 30, 2017		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$16.140		$14.85	$15.29	$13.67	$11.20	$10.68
Income from investment operations:
Net investment income	0.082	[1]	0.20 [1]	0.13 [1]	0.14	0.09	0.08
Net realized and unrealized gains (losses) on investments	1.055		1.62	(0.06)[2]	1.57	2.46	0.51

Total from investment operations	1.137		1.82	0.07	1.71	2.55	0.59

Less distributions:
Dividends from net investment income	—		(0.19)	(0.11)	(0.09)	(0.08)	(0.07)
Dividends from net realized gains	—		(0.34)	(0.40)	—	—	—

Total distributions	—		(0.53)	(0.51)	(0.09)	(0.08)	(0.07)

Net asset value, end of period	$17.277		$16.14	$14.85	$15.29	$13.67	$11.20

Total return	7.04%[3]		12.46%	0.47%	12.51%	22.81%	5.54%
Supplemental data and ratios:
Net assets, end of period	$1,300,436		$42,855,994	$31,353,268	$44,686,597	$44,827,864	$44,994,114
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.66%[5]		0.66%	0.80%	0.87%	0.90%	0.92%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.60%[5]		0.59%	0.76%	0.85%	0.89%	0.89%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.66%[5]		0.66%	0.80%	0.87%	0.90%	0.92%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.60%[5]		0.59%	0.76%	0.85%	0.89%	0.89%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.94%[5]		1.23%	0.79%	0.88%	0.63%	0.81%
After expense reimbursement (recapture) and securities lending credit	1.00%[5]		1.30%	0.83%	0.90%	0.64%	0.84%
Portfolio turnover rate	30.21%[3]		90.46%	115.67%	53.23%	55.81%	60.92%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

[3]	Not annualized.
[4]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.
[5]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Large Cap Core Fund
	Service
	Period Ended September 30, 2017		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$15.930		$14.68	$15.14	$13.56	$11.12	$10.61
Income from investment operations:
Net investment income	0.046	[1]	0.11 [1]	0.07 [1]	0.05	—	0.02
Net realized and unrealized gains (losses) on investments	1.040		1.59	(0.08)[2]	1.56	2.45	0.51

Total from investment operations	1.086		1.70	(0.01)	1.61	2.45	0.53

Less distributions:
Dividends from net investment income	—		(0.11)	(0.05)	(0.03)	(0.01)	(0.02)
Dividends from net realized gains	—		(0.34)	(0.40)	—	—	—

Total distributions	—		(0.45)	(0.45)	(0.03)	(0.01)	(0.02)

Net asset value, end of period	$17.016		$15.93	$14.68	$15.14	$13.56	$11.12

Total return	6.82%[3]		11.74%	-0.08%	11.87%	22.04%	5.00%
Supplemental data and ratios:
Net assets, end of period	$296,141,356		$159,857,853	$218,788,468	$168,457,719	$138,902,683	$136,196,479
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	1.20%[5]		1.23%	1.33%	1.44%	1.48%	1.52%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	1.16%[5]		1.16%	1.27%	1.45%	1.49%	1.49%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.20%[5]		1.23%	1.33%	1.44%	1.48%	1.52%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.16%[5]		1.16%	1.27%	1.45%	1.49%	1.49%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.51%[5]		0.65%	0.41%	0.32%	0.05%	0.18%
After expense reimbursement (recapture) and securities lending credit	0.55%[5]		0.72%	0.47%	0.31%	0.04%	0.21%
Portfolio turnover rate	30.21%[3]		90.46%	115.67%	53.23%	55.81%	60.92%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

[3]	Not annualized.
[4]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.
[5]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Emerging Markets Fund
	Institutional
	Period Ended September 30, 2017		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$13.460		$11.37	$12.46	$11.73	$9.43	$8.39
Income from investment operations:
Net investment income	0.105	[1]	0.14 [1]	0.16 [1]	0.21	0.17	0.18
Net realized and unrealized gains (losses) on investments	1.647		2.05	(1.03)	0.74	2.31	1.03

Total from investment operations	1.752		2.19	(0.87)	0.95	2.48	1.21

Less distributions:
Dividends from net investment income	—		(0.10)	(0.22)	(0.22)	(0.18)	(0.17)

Total distributions	—		(0.10)	(0.22)	(0.22)	(0.18)	(0.17)

Net asset value, end of period	$15.212		$13.46	$11.37	$12.46	$11.73	$9.43

Total return	12.93%[2],5		19.61%	-6.98%	8.08%	26.38%	14.70%
Supplemental data and ratios:
Net assets, end of period	$10,009		$11,925,354	$6,081,265	$60,596,893	$62,007,800	$60,452,681
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.01%[4]		1.06%	0.88%	0.86%	0.89%	0.92%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.00%[4]		1.05%	0.84%	0.84%	0.88%	0.91%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.01%[4]		1.06%	0.88%	0.86%	0.89%	0.92%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.00%[4]		1.05%	0.84%	0.84%	0.88%	0.91%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	2.13%[4]		1.10%	1.25%	1.87%	1.57%	1.89%
After expense reimbursement (recapture) and securities lending credit	2.14%[4]		1.11%	1.29%	1.89%	1.58%	1.90%
Portfolio turnover rate	14.19%[2]		60.19%	152.82%	31.33%	29.10%	27.02%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.
[4]	Annualized.
[5]

During the period August 3, 2017 through September 25, 2017, there were no Institutional Shares of the Fund outstanding. Performance information provided for the Institutional Shares during that period reflects the last calculated net asset value of the Institutional Shares on August 2, 2017, without any adjustments. Had there been Institutional Shares outstanding during the period August 3, 2017 through September 25, 2017, their annual returns would have been substantially similar to those of the Service Shares of the Fund because they would have been invested in the same portfolio securities, but would have differed to the extent that the classes have different expenses. Because the Service Shares have higher expenses than the Institutional Shares, the returns of the Service Shares would have been lower than the returns of the Institutional Shares during the same period.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Emerging Markets Fund
	Service
	Period Ended September 30, 2017		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$13.600		$11.49	$12.57	$11.84	$9.52	$8.47
Income from investment operations:
Net investment income	0.103	[1]	0.09 [1]	0.06 [1]	0.15	0.13	0.14
Net realized and unrealized gains (losses) on investments	1.929		2.06	(0.99)	0.73	2.31	1.03

Total from investment operations	2.032		2.15	(0.93)	0.88	2.44	1.17

Less distributions:
Dividends from net investment income	—		(0.04)	(0.15)	(0.15)	(0.12)	(0.12)

Total distributions	—		(0.04)	(0.15)	(0.15)	(0.12)	(0.12)

Net asset value, end of period	$15.632		$13.60	$11.49	$12.57	$11.84	$9.52

Total return	14.94%[2]		18.78%	-7.38%	7.46%	25.63%	13.96%
Supplemental data and ratios:
Net assets, end of period	$108,005,338		$106,077,974	$118,224,652	$161,242,899	$137,835,903	$139,072,035
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.64%[4]		1.64%	1.52%	1.43%	1.46%	1.49%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.63%[4]		1.63%	1.48%	1.41%	1.45%	1.49%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.64%[4]		1.64%	1.52%	1.43%	1.46%	1.49%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.63%[4]		1.63%	1.48%	1.41%	1.45%	1.49%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.39%[4]		0.73%	0.44%	1.30%	1.01%	1.33%
After expense reimbursement (recapture) and securities lending credit	1.40%[4]		0.74%	0.48%	1.32%	1.02%	1.33%
Portfolio turnover rate	14.19%[2]		60.19%	152.82%	31.33%	29.10%	27.02%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.
[4]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Small/Mid Cap Core Fund
	Service
	Period Ended September 30, 2017	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$17.860	$14.96	$17.31	$16.61	$13.45	$11.50
Income from investment operations:
Net investment income (loss)	(0.004)[1]	0.04 [1]	(0.03)[1]	(0.09)	(0.12)	—
Net realized and unrealized gains (losses) on investments	1.314	2.91	(1.90)	1.91	3.28	1.99

Total from investment operations	1.310	2.95	(1.93)	1.82	3.16	1.99

Less distributions:
Dividends from net investment income	—	(0.05)	—	—	—	(0.04)
Dividends from net realized gains	—	—	(0.42)	(1.12)	—	—

Total distributions	—	(0.05)	(0.42)	(1.12)	—	(0.04)

Net asset value, end of period	$19.170	$17.86	$14.96	$17.31	$16.61	$13.45

Total return	7.33%[2]	19.71%	-11.15%	11.19%	23.49%	17.32%
Supplemental data and ratios:
Net assets, end of period	$52,446,874	$50,657,342	$48,196,975	$37,978,078	$32,592,001	$40,621,412
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.62%[4]	1.50%	1.58%	1.58%	1.60%	1.66%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.40%[4]	1.24%	1.41%	1.59%	1.59%	1.59%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.62%[4]	1.50%	1.58%	1.58%	1.60%	1.66%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.40%[4]	1.24%	1.41%	1.59%	1.59%	1.59%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	-0.27%[4]	0.00%	-0.32%	-0.62%	-0.62%	0.01%
After expense reimbursement (recapture) and securities lending credit	-0.05%[4]	0.26%	-0.15%	-0.63%	-0.61%	0.08%
Portfolio turnover rate	19.55%[2]	42.22%	146.02%	96.24%	241.55%	143.14%

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.
[2]	Not Annualized.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.
[4]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Institutional
	Period Ended September 30, 2017		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$8.380		$7.74	$8.75	$8.94	$8.06	$7.52
Income from investment operations:
Net investment income	0.111	[1]	0.15 [1]	0.13 [1]	0.25	0.11	0.13
Net realized and unrealized gains (losses) on investments	1.032		0.65	(0.91)	(0.26)	0.86	0.48

Total from investment operations	1.143		0.80	(0.78)	(0.01)	0.97	0.61

Less distributions:
Dividends from net investment income	—		(0.16)	(0.23)	(0.18)	(0.09)	(0.07)

Total distributions	—		(0.16)	(0.23)	(0.18)	(0.09)	(0.07)

Net asset value, end of period	$9.523		$8.38	$7.74	$8.75	$8.94	$8.06

Total return	13.64%[2],5		10.48%	-9.00%	-0.10%	12.09%	8.09%
Supplemental data and ratios:
Net assets, end of period	$1,116,374		$75,295,608	$52,879,582	$113,316,485	$130,537,695	$85,157,441
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.83%[4]		0.84%	0.95%	0.98%	1.03%	1.09%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.79%[4]		0.79%	0.90%	0.98%	1.03%	1.09%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.83%[4]		0.84%	0.95%	0.98%	1.03%	1.09%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.79%[4]		0.79%	0.90%	0.98%	1.03%	1.09%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	3.07%[4]		1.83%	1.54%	2.68%	1.44%	1.44%
After expense reimbursement (recapture) and securities lending credit	3.11%[4]		1.88%	1.59%	2.68%	1.44%	1.44%
Portfolio turnover rate	49.73%[2]		60.68%	114.74%	61.84%	75.22%	75.34%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Not Annualized.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.
[4]	Annualized.
[5]

During the period August 3, 2017 through September 5, 2017, there were no Institutional Shares of the Fund outstanding. Performance information provided for the Institutional Shares during that period reflects the last calculated net asset value of the Institutional Shares on August 2, 2017, without any adjustments. Had there been Institutional Shares outstanding during the period August 3, 2017 through September 5, 2017, their annual returns would have been substantially similar to those of the Service Shares of the Fund because they would have been invested in the same portfolio securities, but would have differed to the extent that the classes have different expenses. Because the Service Shares have higher expenses than the Institutional Shares, the returns of the Service Shares would have been lower than the returns of the Institutional Shares during the same period.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Service
	Period Ended September 30, 2017		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$8.260		$7.66	$8.70	$8.89	$8.05	$7.54
Income from investment operations:
Net investment income	0.081	[1]	0.11 [1]	0.08 [1]	0.17	0.07	0.08
Net realized and unrealized gains (losses) on investments	0.936		0.63	(0.91)	(0.23)	0.85	0.49

Total from investment operations	1.017		0.74	(0.83)	(0.06)	0.92	0.57

Less distributions:
Dividends from net investment income	—		(0.14)	(0.21)	(0.13)	(0.08)	(0.06)

Total distributions	—		(0.14)	(0.21)	(0.13)	(0.08)	(0.06)

Net asset value, end of period	$9.277		$8.26	$7.66	$8.70	$8.89	$8.05

Total return	12.31%[2]		9.85%	-9.59%	-0.68%	11.47%	7.53%
Supplemental data and ratios:
Net assets, end of period	$178,654,950		$112,737,823	$135,305,242	$228,832,175	$238,149,375	$197,252,920
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	1.48%[3]		1.42%	1.52%	1.55%	1.60%	1.66%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	1.39%[3]		1.39%	1.52%	1.59%	1.59%	1.59%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.48%[3]		1.42%	1.52%	1.55%	1.60%	1.66%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.39%[3]		1.39%	1.52%	1.59%	1.59%	1.59%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.73%[3]		1.36%	0.92%	1.96%	0.94%	0.93%
After expense reimbursement (recapture) and securities lending credit	1.82%[3]		1.39%	0.92%	1.92%	0.95%	1.00%
Portfolio turnover rate	49.73%[2]		60.68%	114.74%	61.84%	75.22%	75.34%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Not Annualized.
[3]	Annualized.
[4]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Core Fixed Income Fund
	Service
	Period Ended September 30, 2017	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.320	$9.54	$9.69	$9.39	$9.88	$9.78
Income from investment operations:
Net investment income	0.063 [1]	0.12 [1]	0.12 [1]	0.10	0.11	0.11
Net realized and unrealized gains (losses) on investments	0.122	(0.11)	(0.03)	0.33	(0.25)	0.24

Total from investment operations	0.185	0.01	0.09	0.43	(0.14)	0.35

Less distributions:
Dividends from net investment income	(0.091)	(0.17)	(0.13)	(0.12)	(0.14)	(0.15)
Dividends from net realized gains	—	(0.06)	(0.11)	(0.01)	(0.03)	(0.10)
Return of capital	—	—	—	—	(0.18)	—

Total distributions	(0.091)	(0.23)	(0.24)	(0.13)	(0.35)	(0.25)

Net asset value, end of period	$9.414	$9.32	$9.54	$9.69	$9.39	$9.88

Total return	1.99%[2]	0.02%	1.01%	4.64%	-1.33%	3.55%
Supplemental data and ratios:
Net assets, end of period	$133,414,849	$137,358,236	$209,252,288	$236,819,684	$231,285,162	$281,180,497
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.41%[4]	1.36%	1.31%	1.29%	1.29%	1.30%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.29%[4]	1.29%	1.29%	1.29%	1.29%	1.29%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.41%[4]	1.36%	1.31%	1.29%	1.29%	1.30%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.29%[4]	1.29%	1.29%	1.29%	1.29%	1.29%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.21%[4]	1.14%	1.22%	1.11%	1.10%	1.02%
After expense reimbursement (recapture) and securities lending credit	1.33%[4]	1.21%	1.24%	1.11%	1.10%	1.03%
Portfolio turnover rate	82.78%[2]	164.81%	157.49%	185.11%	112.86%	213.80%

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.
[4]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tax-Exempt Fixed Income Fund
	Service
	Period Ended September 30, 2017	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$11.220	$11.62	$11.58	$11.18	$11.70	$11.47
Income from investment operations:
Net investment income	0.161 [1]	0.30 [1]	0.31 [1]	0.32	0.34	0.33
Net realized and unrealized gains (losses) on investments	0.142	(0.38)	0.06	0.40	(0.52)	0.23

Total from investment operations	0.303	(0.08)	0.37	0.72	(0.18)	0.56

Less distributions:
Dividends from net investment income	(0.161)	(0.32)	(0.33)	(0.32)	(0.34)	(0.33)

Total distributions	(0.161)	(0.32)	(0.33)	(0.32)	(0.34)	(0.33)

Net asset value, end of period	$11.362	$11.22	$11.62	$11.58	$11.18	$11.70

Total return	2.79%[2]	-0.82%	3.22%	6.45%	-1.48%	4.93%
Supplemental data and ratios:
Net assets, end of period	$29,111,576	$30,317,261	$49,084,900	$65,682,169	$63,429,577	$75,739,873
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.50%[4]	1.43%	1.42%	1.38%	1.38%	1.36%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.29%[4]	1.29%	1.28%	1.29%	1.29%	1.29%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.50%[4]	1.43%	1.42%	1.38%	1.38%	1.36%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.29%[4]	1.29%	1.28%	1.29%	1.29%	1.29%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	2.60%[4]	2.43%	2.53%	2.64%	2.90%	2.72%
After expense reimbursement (recapture)	2.81%[4]	2.57%	2.67%	2.73%	2.99%	2.79%
Portfolio turnover rate	63.78%[2]	14.50%	12.47%	33.29%	35.08%	30.36%

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.
[4]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Opportunistic Fixed Income Fund
	Institutional
	Period Ended September 30, 2017	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.460	$9.05	$9.53	$9.94	$10.27	$9.70
Income from investment operations:
Net investment income	0.278 [1]	0.46 [1]	0.36 [1]	0.41	0.34	0.42
Net realized and unrealized gains (losses) on investments	(0.101)	0.30	(0.76)	(0.32)	(0.37)	0.57

Total from investment operations	0.177	0.76	(0.40)	0.09	(0.03)	0.99

Less distributions:
Dividends from net investment income	(0.454)	(0.35)	(0.08)	(0.50)	(0.28)	(0.42)
Dividends from net realized gains	—	—	—	—	(0.02)	—

Total distributions	(0.454)	(0.35)	(0.08)	(0.50)	(0.30)	(0.42)

Net asset value, end of period	$9.183	$9.46	$9.05	$9.53	$9.94	$10.27

Total return	1.78%[2]	8.77%	-4.22%	0.88%	-0.21%	10.33%
Supplemental data and ratios:
Net assets, end of period	$331,788	$9,316,917	$8,572,900	$50,593,107	$65,181,311	$104,141,739
Ratio of expenses to average net assets
Before expense reimbursement (recapture)	1.34%[3]	1.21%	1.13%	1.08%	1.01%	1.03%
After expense reimbursement (recapture)	0.95%[3]	0.95%	0.99%	1.05%	1.01%	1.05%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	5.49%[3]	4.78%	3.71%	3.84%	4.10%	4.17%
After expense reimbursement (recapture)	5.88%[3]	5.04%	3.85%	3.87%	4.10%	4.15%
Portfolio turnover rate	25.88%[2]	33.77%	41.12%	39.66%	66.49%	101.49%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Not Annualized.
[3]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Opportunistic Fixed Income Fund
	Service
	Period Ended September 30, 2017	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.560	$9.05	$9.55	$9.93	$10.28	$9.70
Income from investment operations:
Net investment income	0.226 [1]	0.40 [1]	0.30 [1]	0.33	0.35	0.36
Net realized and unrealized gains (losses) on investments	(0.068)	0.32	(0.72)	(0.29)	(0.43)	0.58

Total from investment operations	0.158	0.72	(0.42)	0.04	(0.08)	0.94

Less distributions:
Dividends from net investment income	(0.453)	(0.21)	(0.08)	(0.42)	(0.25)	(0.36)
Dividends from net realized gains	—	—	—	—	(0.02)	—

Total distributions	(0.453)	(0.21)	(0.08)	(0.42)	(0.27)	(0.36)

Net asset value, end of period	$9.265	$9.56	$9.05	$9.55	$9.93	$10.28

Total return	1.55%[2]	8.20%	-4.44%	0.33%	-0.71%	9.64%
Supplemental data and ratios:
Net assets, end of period	$52,392,742	$57,384,791	$78,168,300	$151,883,107	$147,493,694	$150,493,389
Ratio of expenses to average net assets
Before expense reimbursement (recapture)	1.96%[3]	1.78%	1.68%	1.66%	1.59%	1.61%
After expense reimbursement (recapture)	1.55%[3]	1.55%	1.55%	1.55%	1.55%	1.55%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	4.35%[3]	4.17%	3.08%	3.28%	3.51%	3.52%
After expense reimbursement (recapture)	4.76%[3]	4.40%	3.21%	3.39%	3.55%	3.58%
Portfolio turnover rate	25.88%[2]	33.77%	41.12%	39.66%	66.49%	101.49%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Not Annualized.
[3]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Growth Allocation Fund
	Institutional
	Period Ended September 30, 2017		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$11.340		$10.46	$11.65	$11.45	$10.25	$9.63
Income from investment operations:
Net investment income (loss)	0.098	[2]	0.19 [2]	0.20 [2]	0.16	(0.03)	0.11
Net realized and unrealized gains (losses) on investments	1.035		1.20	(1.02)	0.41	1.56	0.62

Total from investment operations	1.133		1.39	(0.82)	0.57	1.53	0.73

Less distributions:
Dividends from net investment income	—		(0.20)	(0.16)	(0.19)	(0.11)	(0.11)
Dividends from net realized gains	—		(0.31)	(0.21)	(0.18)	(0.22)	—

Total distributions	—		(0.51)	(0.37)	(0.37)	(0.33)	(0.11)

Net asset value, end of period	$12.473		$11.34	$10.46	$11.65	$11.45	$10.25

Total return	9.99%[3]		13.54%	-7.11%	5.04%	15.00%	7.68%[3]
Supplemental data and ratios:
Net assets, end of period	$11,347,365		$13,176,782	$10,968,769	$7,737,997	$3,534,178	$884,658
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit including interest expense[5]	0.41%[6]		0.42%	0.43%	0.41%	0.40%	0.42%[6]
After expense reimbursement (recapture) and securities lending credit including interest expense[5]	0.35%[6]		0.32%	0.31%	0.34%	0.36%	0.40%[6]
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.41%[6]		0.42%	0.43%	0.41%	0.40%	0.42%[6]
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.35%[6]		0.32%	0.31%	0.34%	0.36%	0.40%[6]
Ratio of net investment income to average net assets[7]
Before expense reimbursement (recapture) and securities lending credit	1.59%[6]		1.64%	1.67%	1.63%	1.42%	1.84%[6]
After expense reimbursement (recapture) and securities lending credit	1.65%[6]		1.74%	1.79%	1.70%	1.46%	1.86%[6]
Portfolio turnover rate	51.59%[3]		42.81%	84.98%	11.96%	30.35%	18.44%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Net investment income per share has been calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.
[6]	Annualized.
[7]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Growth Allocation Fund
	Service
	Period Ended September 30, 2017		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$11.290		$10.42	$11.62	$11.43	$10.26	$9.46
Income from investment operations:
Net investment income	0.063	[1]	0.12 [1]	0.13 [1]	0.12	0.07	0.07
Net realized and unrealized gains (losses) on investments	1.028		1.20	(1.02)	0.38	1.38	0.80

Total from investment operations	1.091		1.32	(0.89)	0.50	1.45	0.87

Less distributions:
Dividends from net investment income	—		(0.14)	(0.10)	(0.13)	(0.06)	(0.07)
Dividends from net realized gains	—		(0.31)	(0.21)	(0.18)	(0.22)	—

Total distributions	—		(0.45)	(0.31)	(0.31)	(0.28)	(0.07)

Net asset value, end of period	$12.381		$11.29	$10.42	$11.62	$11.43	$10.26

Total return	9.66%[2]		12.91%	-7.67%	4.47%	14.20%	9.30%
Supplemental data and ratios:
Net assets, end of period	$509,911,936		$551,141,139	$383,423,651	$259,838,374	$288,401,436	$248,122,395
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit including interest expense[5]	1.01%[3]		1.01%	1.02%	1.00%	1.00%	1.04%
After expense reimbursement (recapture) and securities lending credit including interest expense[5]	0.94%[3]		0.92%	0.91%	0.95%	1.00%	1.00%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.01%[3]		1.01%	1.02%	1.00%	1.00%	1.04%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.94%[3]		0.92%	0.91%	0.95%	1.00%	1.00%
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit	1.00%[3]		0.99%	1.05%	0.94%	0.61%	0.76%
After expense reimbursement (recapture) and securities lending credit	1.07%[3]		1.08%	1.16%	0.99%	0.61%	0.80%
Portfolio turnover rate	51.59%[2]		42.81%	84.98%	11.96%	30.35%	18.44%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Not Annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Conservative Allocation Fund
	Institutional
	Period Ended September 30, 2017		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.100		$9.51	$11.26	$11.39	$10.43	$9.98
Income from investment operations:
Net investment income	0.093	[2]	0.19 [2]	0.16 [2]	0.26	0.18	0.14
Net realized and unrealized gains (losses) on investments	0.433		0.35	(0.89)	0.41	0.98	0.48

Total from investment operations	0.526		0.54	(0.73)	0.67	1.16	0.62

Less distributions:
Dividends from net investment income	—		—	(0.14)	(0.25)	(0.14)	(0.14)
Dividends from net realized gains	—		(0.95)	(0.88)	(0.55)	(0.06)	(0.03)

Total distributions	—		(0.95)	(1.02)	(0.80)	(0.20)	(0.17)

Net asset value, end of period	$9.626		$9.10	$9.51	$11.26	$11.39	$10.43

Total return	5.78%[3]		6.09%	-6.65%	6.01%	11.13%	6.29%[3]
Supplemental data and ratios:
Net assets, end of period	$5,713,797		$4,966,270	$4,220,428	$6,173,168	$2,680,327	$879,348
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit including interest expense[5]	0.46%[6]		0.51%	0.47%	0.42%	0.43%	0.43%[6]
After expense reimbursement (recapture) and securities lending credit including interest expense[5]	0.30%[6]		0.30%	0.37%	0.37%	0.38%	0.38%[6]
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.46%[6]		0.51%	0.47%	0.42%	0.43%	0.43%[6]
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.30%[6]		0.30%	0.37%	0.37%	0.38%	0.38%[6]
Ratio of net investment income to average net assets[7]
Before expense reimbursement (recapture) and securities lending credit	1.82%[6]		1.78%	1.39%	1.96%	1.42%	2.10%[6]
After expense reimbursement (recapture) and securities lending credit	1.98%[6]		1.99%	1.49%	2.01%	1.47%	2.15%[6]
Portfolio turnover rate	29.67%[3]		44.43%	130.77%	38.36%	69.17%	67.22%
Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Net investment income per share has been calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.
[6]	Annualized.
[7]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Conservative Allocation Fund
	Service
	Period Ended September 30, 2017		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.060		$9.53	$11.29	$11.39	$10.44	$9.76
Income from investment operations:
Net investment income	0.067	[1]	0.12 [1]	0.09 [1]	0.15	0.08	0.09
Net realized and unrealized gains (losses) on investments	0.424		0.36	(0.89)	0.46	1.01	0.71

Total from investment operations	0.491		0.48	(0.80)	0.61	1.09	0.80

Less distributions:
Dividends from net investment income	—		—	(0.08)	(0.16)	(0.08)	(0.09)
Dividends from net realized gains	—		(0.95)	(0.88)	(0.55)	(0.06)	(0.03)

Total distributions	—		(0.95)	(0.96)	(0.71)	(0.14)	(0.12)

Net asset value, end of period	$9.551		$9.06	$9.53	$11.29	$11.39	$10.44

Total return	5.42%[2]		5.44%	-7.18%	5.42%	10.40%	8.25%
Supplemental data and ratios:
Net assets, end of period	$204,548,723		$110,985,447	$51,768,546	$174,138,417	$195,498,995	$228,905,423
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit including interest expense[5]	1.05%[3]		1.10%	1.05%	1.01%	1.02%	1.05%
After expense reimbursement (recapture) and securities lending credit including interest expense[5]	0.90%[3]		0.89%	0.99%	1.00%	1.00%	1.00%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.05%[3]		1.10%	1.05%	1.01%	1.02%	1.05%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.90%[3]		0.89%	0.99%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit	1.28%[3]		1.10%	0.79%	1.17%	0.67%	0.94%
After expense reimbursement (recapture) and securities lending credit	1.43%[3]		1.31%	0.85%	1.18%	0.69%	0.99%
Portfolio turnover rate	29.67%[2]		44.43%	130.77%	38.36%	69.17%	67.22%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Not Annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tactical Allocation Fund
	Institutional
	Period Ended September 30, 2017		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.250		$9.38	$10.34	$10.80	$10.25	$9.75
Income from investment operations:
Net investment income	0.070	[2]	0.18 [2]	0.13 [2]	0.17	0.07	0.13
Net realized and unrealized gains on investments	0.650		0.81	(0.97)	0.21	0.75	0.55

Total from investment operations	0.720		0.99	(0.84)	0.38	0.82	0.68

Less distributions:
Dividends from net investment income	—		(0.12)	(0.02)	(0.20)	(0.09)	(0.14)
Dividends from net realized gains	—		—	(0.10)	(0.64)	(0.18)	(0.04)

Total distributions	—		(0.12)	(0.12)	(0.84)	(0.27)	(0.18)

Net asset value, end of period	$10.970		$10.25	$9.38	$10.34	$10.80	$10.25

Total return	7.02%[3]		10.63%	-8.18%	3.63%	8.01%	7.11%[3]
Supplemental data and ratios:
Net assets, end of period	$2,264,584		$3,767,220	$5,005,303	$5,977,217	$1,496,066	$810,333
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit including interest expense[5]	0.52%[6]		0.53%	0.51%	0.51%	0.51%	0.52%[6]
After expense reimbursement (recapture) and securities lending credit including interest expense[5]	0.47%[6]		0.40%	0.41%	0.36%	0.46%	0.46%[6]
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.52%[6]		0.53%	0.51%	0.51%	0.51%	0.52%[6]
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.47%[6]		0.40%	0.41%	0.36%	0.46%	0.46%[6]
Ratio of net investment income to average net assets[7]
Before expense reimbursement (recapture) and securities lending credit	1.27%[6]		1.69%	1.20%	2.01%	1.14%	1.89%[6]
After expense reimbursement (recapture) and securities lending credit	1.32%[6]		1.82%	1.30%	2.16%	1.19%	1.95%[6]
Portfolio turnover rate	230.42%[3]		336.50%	348.05%	214.84%	244.90%	195.89%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Net investment income per share has been calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.
[6]	Annualized.
[7]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tactical Allocation Fund
	Service
	Period Ended September 30, 2017		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.150		$9.32	$10.32	$10.79	$10.27	$9.54
Income from investment operations:
Net investment income	0.044	[1]	0.11 [1]	0.07 [1]	0.15	0.05	0.09
Net realized and unrealized gains (losses) on investments	0.633		0.82	(0.97)	0.17	0.70	0.78

Total from investment operations	0.677		0.93	(0.90)	0.32	0.75	0.87

Less distributions:
Dividends from net investment income	—		(0.10)	— *	(0.15)	(0.05)	(0.10)
Dividends from net realized gains	—		—	(0.10)	(0.64)	(0.18)	(0.04)

Total distributions	—		(0.10)	(0.10)	(0.79)	(0.23)	(0.14)

Net asset value, end of period	$10.827		$10.15	$9.32	$10.32	$10.79	$10.27

Total return	6.67%[2]		10.05%	-8.74%	3.08%	7.27%	9.15%
Supplemental data and ratios:
Net assets, end of period	$242,393,611		$304,159,564	$393,657,458	$480,492,438	$377,469,190	$310,316,243
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit including interest expense[5]	1.12%[3]		1.12%	1.11%	1.10%	1.10%	1.15%
After expense reimbursement (recapture) and securities lending credit including interest expense[5]	1.06%[3]		1.00%	1.01%	0.97%	1.10%	1.10%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.12%[3]		1.12%	1.11%	1.10%	1.10%	1.15%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.06%[3]		1.00%	1.01%	0.97%	1.10%	1.10%
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit	0.78%[3]		1.07%	0.62%	1.30%	0.51%	0.90%
After expense reimbursement (recapture) and securities lending credit	0.84%[3]		1.19%	0.72%	1.43%	0.51%	0.95%
Portfolio turnover rate	230.42%[2]		336.50%	348.05%	214.84%	244.90%	195.89%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Not Annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Allocation Fund
	Institutional
	Period Ended September 30, 2017		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.290		$9.80	$10.02	$10.00	$10.16	$10.19
Income from investment operations:
Net investment income	0.135	[4]	0.37 [4]	0.26 [4]	0.40	0.41	0.18
Net realized and unrealized gains (losses) on investments	0.147		0.52	(0.21)	(0.10)[5]	(0.31)	(0.02)

Total from investment operations	0.282		0.89	0.05	0.30	0.10	0.16

Less distributions:
Dividends from net investment income	—		(0.40)	(0.27)	(0.28)	(0.26)	(0.18)
Dividends from net realized gains	—		—	—	—	—	(0.01)

Total distributions	—		(0.40)	(0.27)	(0.28)	(0.26)	(0.19)

Net asset value, end of period	$10.572		$10.29	$9.80	$10.02	$10.00	$10.16

Total return	2.74%[2]		9.14%	0.56%	3.05%	1.08%	1.53%[2]
Supplemental data and ratios:
Net assets, end of period	$1,337,276		$921,609	$1,107,629	$2,673,347	$1,014,889	$569,773
Ratio of expenses to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit including interest expense[7]	0.54%[3]		0.58%	0.53%	0.51%	0.51%	0.51%[3]
After expense reimbursement (recapture) and securities lending credit including interest expense[7]	0.49%[3]		0.50%	0.39%	0.34%	0.36%	0.47%[3]
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.54%[3]		0.58%	0.53%	0.51%	0.51%	0.51%[3]
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.49%[3]		0.50%	0.39%	0.34%	0.36%	0.47%[3]
Ratio of net investment income to average net assets[8]
Before expense reimbursement (recapture) and securities lending credit	2.53%[3]		3.58%	2.49%	2.64%	2.24%	2.59%[3]
After expense reimbursement (recapture) and securities lending credit	2.58%[3]		3.66%	2.63%	2.81%	2.39%	2.63%[3]
Portfolio turnover rate	117.87%[2]		41.66%	200.13%	91.93%	134.44%	64.86%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not Annualized.
[3]	Annualized.
[4]	Net investment income per share has been calculated based on average shares outstanding during the year.
[5]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

[6]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[7]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.
[8]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Allocation Fund
	Service
	Period Ended September 30, 2017		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.320		$9.81	$10.04	$10.01	$10.17	$10.04
Income from investment operations:
Net investment income	0.104	[1]	0.30 [1]	0.20 [1]	0.23	0.19	0.14
Net realized and unrealized gains (losses) on investments	0.149		0.53	(0.22)	0.02	(0.15)	0.13

Total from investment operations	0.253		0.83	(0.02)	0.25	0.04	0.27

Less distributions:
Dividends from net investment income	—		(0.32)	(0.21)	(0.22)	(0.20)	(0.13)
Dividends from net realized gains	—		—	—	—	—	(0.01)

Total distributions	—		(0.32)	(0.21)	(0.22)	(0.20)	(0.14)

Net asset value, end of period	$10.573		$10.32	$9.81	$10.04	$10.01	$10.17

Total return	2.45%[2]		8.54%	-0.19%	2.47%	0.43%	2.71%
Supplemental data and ratios:
Net assets, end of period	$236,936,295		$128,948,108	$145,830,207	$366,970,865	$449,186,398	$509,704,884
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit including interest expense[5]	1.14%[3]		1.18%	1.13%	1.11%	1.10%	1.13%
After expense reimbursement (recapture) and securities lending credit including interest expense[5]	1.07%[3]		1.10%	0.99%	0.93%	1.00%	1.10%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.14%[3]		1.18%	1.13%	1.11%	1.10%	1.13%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.07%[3]		1.10%	0.99%	0.93%	1.00%	1.10%
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit	1.91%[3]		2.91%	1.92%	1.92%	1.64%	1.80%
After expense reimbursement (recapture) and securities lending credit	1.98%[3]		2.99%	2.06%	2.10%	1.74%	1.83%
Portfolio turnover rate	117.87%[2]		41.66%	200.13%	91.93%	134.44%	64.86%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Not Annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Multi-Asset Income Allocation Fund
	Service
	Period Ended September 30, 2017		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	August 31, 2012[1] Through March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.460		$9.94	$10.62	$10.76	$10.58	$10.00
Income from investment operations:
Net investment income	0.144	[2]	0.29 [2]	0.34 [2]	0.36	0.38	0.22
Net realized and unrealized gains (losses) on investments	0.307		0.52	(0.61)	(0.05)	0.21	0.53

Total from investment operations	0.451		0.81	(0.27)	0.31	0.59	0.75

Less distributions:
Dividends from net investment income	0.137		(0.29)	(0.37)	(0.38)	(0.40)	(0.17)
Dividends from net realized gains	—		—	(0.04)	(0.07)	(0.01)	—

Total distributions	0.137		(0.29)	(0.41)	(0.45)	(0.41)	(0.17)

Net asset value, end of period	$10.774		$10.46	$9.94	$10.62	$10.76	$10.58

Total return	4.32%[3]		8.24%	-2.49%	3.01%	5.63%	7.55%[3]
Supplemental data and ratios:
Net assets, end of period	$115,130,606		$119,817,129	$106,901,424	$140,497,937	$115,477,776	$73,269,622
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit including interest expense[5]	1.15%[6]		1.17%	1.17%	1.14%	1.18%	1.33%[6]
After expense reimbursement (recapture) and securities lending credit including interest expense[5]	1.02%[6]		0.97%	0.96%	0.88%	0.88%	1.10%[6]
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.15%[6]		1.17%	1.17%	1.14%	1.18%	1.33%[6]
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.02%[6]		0.97%	0.96%	0.88%	0.88%	1.10%[6]
Ratio of net investment income to average net assets[7]
Before expense reimbursement (recapture) and securities lending credit	2.57%[6]		2.66%	3.15%	3.23%	3.66%	3.66%[6]
After expense reimbursement (recapture) and securities lending credit	2.70%[6]		2.86%	3.36%	3.49%	3.96%	3.89%[6]
Portfolio turnover rate	25.06%[3]		61.25%	145.43%	66.76%	100.40%	21.35%[3]

[1]	Commencement of operations.
[2]	Net investment income per share has been calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.
[6]	Annualized.
[7]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Flexible Income Allocation Fund
	Institutional
	Period Ended September 30, 2017	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.670	$9.62	$9.76	$9.65	$10.00	$10.01
Income from investment operations:
Net investment income	0.186 [2]	0.24 [2]	0.18 [2]	0.25	0.19	0.13
Net realized and unrealized gains (losses) on investments	0.174	0.07	(0.11)	0.11	(0.27)	(0.04)

Total from investment operations	0.360	0.31	0.07	0.36	(0.08)	0.09

Less distributions:
Dividends from net investment income	(0.264)	(0.26)	(0.21)	(0.25)	(0.24)	(0.10)
Dividends from net realized gains	0.000	—	—	—	(0.03)	— *

Total distributions	(0.264)	(0.26)	(0.21)	(0.25)	(0.27)	(0.10)

Net asset value, end of period	$9.766	$9.67	$9.62	$9.76	$9.65	$10.00

Total return	3.74%[3]	3.23%	0.70%	3.75%	-0.83%	0.88%[3]
Supplemental data and ratios:
Net assets, end of period	$14,100	$52,492	$49,872	$2,257,327	$960,185	$503,918
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit including interest expense[5]	0.49%[6]	0.50%	0.44%	0.42%	0.41%	0.50%[6]
After expense reimbursement (recapture) and securities lending credit including interest expense[5]	0.24%[6]	0.37%	0.36%	0.31%	0.32%	0.43%[6]
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.49%[6]	0.50%	0.44%	0.42%	0.41%	0.50%[6]
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.24%[6]	0.37%	0.36%	0.31%	0.32%	0.43%[6]
Ratio of net investment income to average net assets[7]
Before expense reimbursement (recapture) and securities lending credit	3.55%[6]	2.32%	1.76%	2.66%	1.98%	2.44%[6]
After expense reimbursement (recapture) and securities lending credit	3.80%[6]	2.45%	1.84%	2.77%	2.07%	2.51%[6]
Portfolio turnover rate	146.90%[3]	114.68%	147.81%	22.67%	67.82%	18.75%[3]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Net investment income per share has been calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.
[6]	Annualized.
[7]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Flexible Income Allocation Fund
	Service
	Period Ended September 30, 2017	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	August 31, 2012[1] Through March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.610	$9.55	$9.77	$9.64	$9.98	$10.00
Income from investment operations:
Net investment income	0.154 [2]	0.18 [2]	0.14 [2]	0.19	0.15	0.10
Net realized and unrealized gains (losses) on investments	0.174	0.08	(0.21)	0.13	(0.30)	(0.04)

Total from investment operations	0.328	0.26	(0.07)	0.32	(0.15)	0.06

Less distributions:
Dividends from net investment income	(0.222)	(0.20)	(0.15)	(0.19)	(0.16)	(0.08)
Dividends from net realized gains	0.000	—	—	—	(0.03)	— *

Total distributions	(0.222)	(0.20)	(0.15)	(0.19)	(0.19)	(0.08)

Net asset value, end of period	$9.716	$9.61	$9.55	$9.77	$9.64	$9.98

Total return	3.43%[3]	2.73%	-0.75%	3.32%	-1.47%	0.59%[3]
Supplemental data and ratios:
Net assets, end of period	$51,011,661	$99,575,144	$114,740,157	$143,904,504	$213,499,393	$227,815,865
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit including interest expense[5]	1.10%[6]	1.09%	1.04%	1.02%	1.01%	1.09%[6]
After expense reimbursement (recapture) and securities lending credit including interest expense[5]	0.90%[6]	0.91%	0.93%	0.92%	0.92%	1.03%[6]
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.10%[6]	1.09%	1.04%	1.02%	1.01%	1.09%[6]
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.90%[6]	0.91%	0.93%	0.92%	0.92%	1.03%[6]
Ratio of net investment income to average net assets[7]
Before expense reimbursement (recapture) and securities lending credit	2.96%[6]	1.72%	1.32%	1.72%	1.40%	1.78%[6]
After expense reimbursement (recapture) and securities lending credit	3.16%[6]	1.90%	1.43%	1.82%	1.49%	1.84%[6]
Portfolio turnover rate	146.90%[3]	114.68%	147.81%	22.67%	67.82%	18.75%[3]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Net investment income per share has been calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.
[6]	Annualized.
[7]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Managed Futures Strategy Fund (Consolidated)
	Institutional
	Period Ended September 30, 2017	Year Ended March 31, 2017	January 19, 2016[1] Through March 31, 2016
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$8.700	$9.75	$10.00
Income from investment operations:
Net investment loss	(0.007)[2]	(0.06)[2]	(0.02)[2]
Net realized and unrealized losses on investments	(0.069)	(0.83)	(0.23)

Total from investment operations	(0.076)	(0.89)	(0.25)

Less distributions:
Dividends from net investment income	—	—	—
Dividends from net realized gains	—	(0.16)	—

Total distributions	—	(0.16)	—

Net asset value, end of period	$8.624	$8.70	$9.75

Total return	-0.87%[3]	-9.17%	-2.50%[3]
Supplemental data and ratios:
Net assets, end of period	$1,536,088	$1,478,880	$4,338,706
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and fees waived including interest expense[5]	1.44%[4]	1.37%	1.61%[4]
After expense reimbursement (recapture) and fees waived including interest expense[5]	1.36%[4]	1.34%	1.30%[4]
Before expense reimbursement (recapture) and fees waived excluding interest expense	1.38%[4]	1.33%	1.61%[4]
After expense reimbursement (recapture) and fees waived excluding interest expense	1.30%[4]	1.30%	1.30%[4]
Ratio of net investment loss to average net assets
Before expense reimbursement (recapture) and fees waived	-0.25%[4]	-0.69%	-1.12%[4]
After expense reimbursement (recapture) and fees waived	(0.17)%[4]	-0.66%	-0.81%[4]
Portfolio turnover rate	0.00%[3]	0.00%	0.00%[3]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Net investment loss per share has been calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.
[5]	Includes interest expense where applicable

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Managed Futures Strategy Fund (Consolidated)
	Service
	Period Ended September 30, 2017	Year Ended March 31, 2017	January 19, 2016[1] Through March 31, 2016
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$8.640	$9.73	$10.00
Income from investment operations:
Net investment loss	(0.033)[2]	(0.11)[2]	(0.03)[2]
Net realized and unrealized losses on investments	(0.071)	(0.82)	(0.24)

Total from investment operations	(0.104)	(0.93)	(0.27)

Less distributions:
Dividends from net investment income	—	—	—
Dividends from net realized gains	—	(0.16)	—

Total distributions	—	(0.16)	—

Net asset value, end of period	$8.536	$8.64	$9.73

Total return	-1.09%[3]	-9.70%	-2.70%[3]
Supplemental data and ratios:
Net assets, end of period	$90,613,205	$81,212,945	$183,020,093
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and fees waived including interest expense[5]	2.03%[4]	1.97%	2.20%[4]
After expense reimbursement (recapture) and fees waived including interest expense[5]	1.95%[4]	1.94%	1.90%[4]
Before expense reimbursement (recapture) and fees waived excluding interest expense	1.98%[4]	1.93%	2.20%[4]
After expense reimbursement (recapture) and fees waived excluding interest expense	1.90%[4]	1.90%	1.90%[4]
Ratio of net investment loss to average net assets
Before expense reimbursement (recapture) and fees waived	(0.84)%[4]	-1.27%	-1.71%[4]
After expense reimbursement (recapture) and fees waived	(0.77)%[4]	-1.24%	-1.41%[4]
Portfolio turnover rate	0.00%[3]	0.00%	0.00%[3]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Net investment loss per share has been calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.
[5]	Includes interest expense where applicable

See notes to financial statements.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited)

September 30, 2017

1.	Organization

GPS Funds I and GPS Funds II (the “Trusts”) are organized as Delaware statutory trusts under Declarations of Trusts dated January 2, 2001 and October 20, 2010, respectively. The Trusts are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. GPS Funds I is comprised of the following 6 funds: GuideMark® Large Cap Core Fund, GuideMark® Emerging Markets Fund, GuideMark® Small/Mid Cap Core Fund, GuideMark® World ex-US Fund, GuideMark® Core Fixed Income Fund and GuideMark® Tax-Exempt Fixed Income Fund. GPS Funds II is comprised of the following 8 funds: GuideMark® Opportunistic Fixed Income Fund, GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund, GuidePath® Absolute Return Allocation Fund, GuidePath® Multi-Asset Income Allocation Fund, GuidePath® Flexible Income Allocation Fund and GuidePath® Managed Futures Strategy Fund (collectively, the “Funds”). All of the Funds are classified and operate as diversified funds under the 1940 Act. Each Fund represents a distinct portfolio with its own investment objectives and policies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The GuideMark® Opportunistic Fixed Income Fund, GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund and GuidePath® Absolute Return Allocation Fund were seeded on March 4, 2011 and the prospectus went effective on April 1, 2011. The GuideMark® Opportunistic Fixed Income Fund commenced operations on April 1, 2011. The GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund and GuidePath® Absolute Return Allocation Fund commenced operations on April 29, 2011. The GuidePath® Multi-Asset Income Allocation Fund and GuidePath® Flexible Income Allocation Fund commenced operations on August 31, 2012. The GuidePath® Managed Futures Strategy Fund commenced operations on January 19, 2016. Each Fund offers two classes of shares: Service Shares and Institutional Shares. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

2.	Fund of Funds

The GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund, GuidePath® Absolute Return Allocation Fund, GuidePath® Multi-Asset Income Allocation Fund and GuidePath® Flexible Income Allocation Fund each operate as a “Fund of Funds,” investing primarily in registered mutual funds, including exchange-traded funds (“ETFs”). The funds in which the Fund of Funds may invest are referred to herein as the “Underlying Funds.” The Advisor believes that investing in Underlying Funds provides each Fund of Funds with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of securities. By investing in a Fund of Funds, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, each Fund of Funds may buy Underlying Funds managed by the Advisor or its affiliates, which in turn, invest in various securities, including ETFs. The Fund of Funds may also invest directly in securities and other exchange-traded products, such as exchange-traded notes.

3.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a)	Investment Valuation

Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded ADRs are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor.

Fixed income securities that have a maturity of greater than 60 days are generally valued on the basis of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short term investments having a maturity of less than 60 days are generally valued at amortized cost, which approximates fair value.

Investments in mutual funds are valued at the closing net asset value per share of each mutual fund on the day of valuation. These investments in mutual funds may include investments in affiliated mutual funds. Investments in mutual funds are generally priced using values supplied by the underlying funds themselves.

To assess the continuing appropriateness of security valuation, the Advisor regularly compares prior day prices with current day prices and transaction prices. When the comparison results exceed pre-defined thresholds, the Advisor challenges the prices exceeding tolerance levels with the pricing service or broker. Securities for which no market quotations are readily available or when a significant event has occurred between the time of the security’s last close and the time that a Fund next calculates its net asset value will be valued at their fair value as determined by the applicable Fund’s Valuation Committee. Securities for

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2017

which no market prices are readily available will be valued at their fair value as determined by the Valuation Committee under procedures adopted by the applicable Board of Trustees (the “Board”).

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

During the period, certain of the securities and other instruments held by the Funds were categorized as Level 2 or Level 3 based upon the inputs and methodologies used to determine the fair value of the security or instrument. Descriptions of the inputs and valuation methodologies used to determine the fair values of each class of investments within Level 2 and Level 3 are set forth below.

Level 2 Investments. The Funds’ investments that were categorized as Level 2 include: (1) certain fixed income securities, including asset-backed securities, collateralized mortgage obligations, convertible obligations, corporate obligations, U.S. and foreign government obligations, mortgage-backed securities and municipal bonds; (2) certain foreign common stocks, preferred stocks, and real estate investment trusts; and (3) certain over-the-counter derivative instruments, including forward currency contracts and swaps.

Fixed income securities are normally valued by pricing vendors that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models typically use inputs that are observable such as institutional-sized trading in similar groups of securities, yield, credit quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments. These valuation adjustments are applied to the foreign exchange-traded common stocks to account for the market movement between the close of the foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued using pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Foreign currency contracts and swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued using pricing vendors. Depending upon the instrument, its value may be provided by a pricing vendor using a series of techniques, including pricing models. The pricing models typically use inputs that are observed from active markets such as indices, spreads, interest rates, curves, dividends and exchange rates.

Level 3 Investments. The Funds’ investments that were categorized as Level 3 include: fair valued securities.

Fair valued securities are normally valued by pricing vendors using relevant observable inputs, as described above. In certain circumstances, the types of observable inputs that are typically used by a pricing service may be unavailable or deemed by the pricing service to be unreliable. In these instances, the pricing vendor may value the security based upon significant unobservable inputs, or the pricing vendor may not provide a value for the security. To the extent that a pricing vendor does not provide a value for a particular security, or the pricing vendor provides a value that the Valuation Committee does not believe accurately reflects the value of the security, the security will be valued by the Valuation Committee based upon the information available to the Committee at the time of valuation and in accordance with procedures adopted by the Board. These methodologies may require subjective judgments and determinations about the value of a particular security. When significant unobservable inputs are used to value a security, the security is categorized as Level 3.

To verify Level 3 unobservable inputs, the Valuation Committee uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2017

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2017:

GuideMark® Large Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$279,425,128	$—	$—	$279,425,128
Investment Companies	9,771,301	—	—	9,771,301
Real Estate Investment Trusts	5,060,756	—	—	5,060,756
Short Term Investments	2,702,477	—	—	2,702,477
Investments Purchased as Securities Lending Collateral*	—	—	—	55,412,352

Total Investments in Securities	$296,959,662	$—	$—	$352,372,014

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Emerging Markets Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$3,685,935	$6,731,727	$—	$10,417,662
Consumer Staples	3,596,637	4,821,973	—	8,418,610
Energy	1,380,482	5,410,677	—	6,791,159
Financials	3,668,436	15,452,815	—	19,121,251
Health Care	157,249	1,346,968	—	1,504,217
Industrials	245,045	2,805,222	—	3,050,267
Information Technology	6,949,454	21,965,736	—	28,915,190
Materials	1,252,269	3,508,793	—	4,761,062
Real Estate	—	2,769,977	—	2,769,977
Telecommunication Services	1,296,079	3,407,573	—	4,703,652
Utilities	1,216,243	332,032	—	1,548,275

Total Common Stocks	23,447,829	68,553,493	—	92,001,322
Investment Companies	10,374,360	—	—	10,374,360
Preferred Stocks
Consumer Staples	126,941	328,967	—	455,908
Energy	472,427	—	—	472,427
Financials	1,811,660	—	—	1,811,660
Information Technology	—	821,214	—	821,214
Materials	718,352	447,795	—	1,166,147
Utilities	129,633	—	—	129,633

Total Preferred Stocks	3,259,013	1,597,976	—	4,856,989
Real Estate Investment Trusts	—	116,283	—	116,283
Short Term Investments	508,710	—	—	508,710
Investments Purchased as Securities Lending Collateral*	—	—	—	5,770,820

Total Investments in Securities	$37,589,912	$70,151,469	$—	$113,628,484

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2017

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period:

Description	Investments in Securities
Transfers into Level 1	$2,195,323
Transfers out of Level 1	(3,394,054)

Net Transfers into/(out of) Level 1	$(1,198,731)

Transfers into Level 2	$3,394,054
Transfers out of Level 2	(2,195,323)

Net Transfers into/(out of) Level 2	$1,198,731

Transfers between Level 1 and Level 2 were made due to valuation adjustments for certain foreign common stocks applied at the beginning or end of the reporting period when correlation patterns of price movements of foreign securities to the intraday trading in the U.S. markets reached the Fund’s predeterminded threshold.

There were no transfers in or out of Level 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Small/Mid Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stock	$47,029,719	$—	$0	$47,029,719
Investment Companies	1,747,505	—	—	1,747,505
Real Estate Investment Trusts	3,159,419	—	—	3,159,419
Rights	—	—	0	0
Short Term Investments	384,406	—	—	384,406
Investments Purchased as Securities Lending Collateral*	—	—	—	12,445,347

Total Investments in Securities	$52,321,049	$—	$—	$64,766,396

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Common Stocks	Rights
Balance as of April 1, 2017	$0	$0
Purchases	—	—
Sales proceeds and paydowns	—	—
Accreted discounts, net	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Transfers into/(out of) Level 3	—	—

Balance as of September 30, 2017	$0	$0

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at September 30, 2017.	$—	$—

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2017

GuideMark® World ex-US Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,896,865	$26,636,956	$—	$28,533,821
Consumer Staples	1,998,434	19,090,118	—	21,088,552
Energy	1,352,518	3,983,547	—	5,336,065
Financials	7,086,064	33,300,934	—	40,386,998
Health Care	1,860,983	11,410,231	—	13,271,214
Industrials	564,985	22,891,010	—	23,455,995
Information Technology	794,574	13,576,183	—	14,370,757
Materials	700,192	12,591,374	—	13,291,566
Real Estate	—	1,613,341	—	1,613,341
Telecommunication Services	34,015	4,276,052	—	4,310,067
Utilities	33,735	2,799,779	—	2,833,514

Total Common Stocks	16,322,365	152,169,525	—	168,491,890
Investment Companies	8,120,731	—	—	8,120,731
Preferred Stocks
Consumer Discretionary	—	58,814	—	58,814
Consumer Staples	—	40,736	—	40,736
Materials	—	356,977	—	356,977

Total Preferred Stocks	—	456,527	—	456,527
Real Estate Investment Trusts	—	198,414	—	198,414
Short Term Investments	1,100,743	—	—	1,100,743
Investments Purchased as Securities Lending Collateral*	—	—	—	3,424,516

Total Investments in Securities	$25,543,839	$152,824,466	$—	$181,792,821

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period:

Description	Investments in Securities
Transfers into Level 1	$151,205
Transfers out of Level 1	(565,511)

Net Transfers into/(out of) Level 1	$(414,306)

Transfers into Level 2	$565,511
Transfers out of Level 2	(151,205)

Net Transfers into/(out of) Level 2	$414,306

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2017

Transfers between Level 1 and Level 2 were made due to valuation adjustments for certain foreign common stocks applied at the beginning or end of the reporting period when correlation patterns of price movements of foreign securities to the intraday trading in the U.S. markets reached the Fund’s predeterminded threshold.

There were no transfers in or out of Level 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$12,440,941	$—	$12,440,941
Collateralized Mortgage Obligations	—	5,939,097	—	5,939,097
Corporate Obligations	—	50,974,315	—	50,974,315
Foreign Government Debt Obligations	—	1,271,797	—	1,271,797
Mortgage Backed Securities – U.S. Government Agency	—	41,150,793	—	41,150,793
Municipal Debt Obligations	—	571,415	—	571,415
U.S. Treasury Obligations	—	28,911,411	—	28,911,411

Total Fixed Income	—	141,259,769	—	141,259,769
Short Term Investments	2,277,027	—	—	2,277,027
Investments Purchased as Securities Lending Collateral*	—	—	—	15,357,874

Total Investments in Securities	$2,277,027	$141,259,769	$—	$158,894,670

Other Financial Instruments**
Futures	$(25,467)	$—	$—	$(25,467)
Swaps	—	176,544	—	176,544

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and swaps. Futures and swaps are reflected as the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Tax-Exempt Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Municipal Debt Obligations	$—	$28,562,834	$—	$28,562,834
Short Term Investments	236,822	—	—	236,822

Total Investments in Securities	$236,822	$28,562,834	$—	$28,799,656

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2017

GuideMark® Opportunistic Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$—	$10,094	$0	$10,094
Preferred Stock	—	21,847	—	21,847

Total Equity	—	31,941	—	31,941
Fixed Income
Collateralized Mortgage Obligations	—	11,311,391	—	11,311,391
Convertible Obligations	—	809,281	—	809,281
Corporate Obligations	—	246,661	—	246,661
Foreign Government Obligations	—	23,475,148	—	23,475,148
Mortgage Backed Securities – U.S. Government Agency	—	7,264,612	—	7,264,612

Total Fixed Income	—	43,107,093	—	43,107,093
Warrants	—	—	0	0
Short Term Investments	5,798,974	910,000	—	6,708,974

Total Investments in Securities	$5,798,974	$44,049,034	$0	$49,848,008

Other Financial Instruments*
Forward Currency Contracts	$—	$21,949	$—	$21,949
Swaps	—	(1,074,055)	—	(1,074,055)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts and swaps. Forward currency contracts and swaps are reflected as the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

Level 3 Reconciliation Disclosure

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Common Stocks	Warrants
Balance as of April 1, 2017	$0	$0
Purchases	—	—
Sales proceeds and paydowns	—	—
Accreted discounts, net	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Transfers into/(out of) Level 3	—	—

Balance as of September 30, 2017	$0	$0

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at September 30, 2017.	$—	$—

GuidePath® Growth Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$515,464,011	$—	$—	$515,464,011
Short Term Investments	6,027,000	—	—	6,027,000
Investments Purchased as Securities Lending Collateral*	—	—	—	111,782,580

Total Investments in Securities	$521,491,011	$—	$—	$633,273,591

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2017

GuidePath® Conservative Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$207,859,622	$—	$—	$207,859,622
Short Term Investments	2,576,803	—	—	2,576,803
Investments Purchased as Securities Lending Collateral*	—	—	—	58,966,855

Total Investments in Securities	$210,436,425	$—	$—	$269,403,280

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Tactical Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$241,895,661	$—	$—	$241,895,661
Short Term Investments	3,005,399	—	—	3,005,399
Investments Purchased as Securities Lending Collateral*	—	—	—	11,335,800

Total Investments in Securities	$244,901,060	$—	$—	$256,236,860

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Absolute Return Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$235,348,232	$—	$—	$235,348,232
Short Term Investments	2,407,561	—	—	2,407,561
Investments Purchased as Securities Lending Collateral*	—	—	—	52,169,818

Total Investments in Securities	$237,755,793	$—	$—	$289,925,611

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Multi-Asset Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$113,656,132	$—	$—	$113,656,132
Short Term Investments	1,556,396	—	—	1,556,396
Investments Purchased as Securities Lending Collateral*	—	—	—	14,012,607

Total Investments in Securities	$115,212,528	$—	$—	$129,225,135

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2017

GuidePath® Flexible Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$50,399,394	$—	$—	$50,399,394
Short Term Investments	609,729	—	—	609,729
Investments Purchased as Securities Lending Collateral*	—	—	—	14,404,739

Total Investments in Securities	$51,009,123	$—	$—	$65,413,862

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Managed Futures Strategy Fund

	Level 1	Level 2	Level 3	Total
Short Term Investments	$2,176,049	$88,241,598	$—	$90,417,647

Total Investments in Securities	$2,176,049	$88,241,598	$—	$90,417,647

Other Financial Instruments*
Futures	$1,451,641	$—	$—	$1,451,641

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures. Futures are reflected as the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

(b)	Consolidation of Subsidiary

The GuidePath® Managed Futures Strategy Fund may invest up to 25% of its total assets in GuidePath Managed Futures Strategy Cayman Fund Ltd. (the “Subsidiary”). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by GuidePath® Managed Futures Strategy Fund. The financial statements of the GuidePath® Managed Futures Strategy Fund include the operations of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Fund’s investment objectives and policies.

The Subsidiary is an exempted Cayman Islands investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income.

(c)	Subsequent Events Evaluation

In preparing these financial statements, the Funds have evaluated events and transactions through the date of issuance for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

(d)	Repurchase Agreements

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to sell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

(e)	Federal Income Taxes

The Funds intend to continue to comply with the requirements of sub-chapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to shareholders sufficient to relieve the Funds from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years. The Funds have reviewed all open tax years and major jurisdictions and concluded that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the fiscal year ended March 31, 2017, the Funds did not incur any interest

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2017

or penalties. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

(g)	Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of their performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

(h)	Expenses

Many expenses of the Funds can be directly attributed to a specific Fund. Additionally, some expenses can be directly attributed to a specific Trust, in which case the expense is apportioned among the Funds within that Trust based on relative net assets. Expenses that cannot be directly attributed to a specific Fund or Trust are apportioned among all the Funds based on relative net assets.

(i)	Organization and Offering Costs

Organization costs consist of costs incurred to establish a Trust and enable it legally to do business. The Fund expenses organizational costs as incurred. These expenses were advanced by the Advisor, and the Advisor has agreed to reimburse the Funds for these expenses, subject to potential recovery (see Note 4). Offering costs are accounted for as deferred costs until operations begin. Offering costs include legal fees regarding the preparation of the initial registration statement. Offering costs are then amortized to expense over twelve months on a straight-line basis.

(j)	Security Transactions and Income Recognition

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and the interest income recorded using the effective yield method is accrued daily. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided in accordance with the Trusts’ understanding of the applicable country’s tax rules and rates. Realized gains and losses on investment transactions are determined using the high cost method. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution.

(k)	Distributions to Shareholders

The Funds, with the exception of the Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund, Multi-Asset Income Allocation Fund and Flexible Income Allocation Fund will distribute any net investment income at least annually. The Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund, Multi-Asset Income Allocation Fund and Flexible Income Allocation Fund will distribute any net investment income quarterly. All of the Funds will distribute any net realized long or short-term capital gains at least annually. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

(l)	Derivatives

Each Fund may invest in derivative securities including call and put options, futures, forward currency contracts and swaps. These instruments may be used by a Fund for hedging purposes as well as direct investment.

Forward Currency Contracts

The Funds may enter into forward currency contracts, obligating the Funds to deliver and receive currency at a specified future date. Transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign security, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency, it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds). Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.

Options

Exchange-traded options are valued at the last reported sale price on the exchange on which the security underlying the option is principally traded. If no sales are reported on a particular day for exchange-traded options, or the options are not exchange-traded, the options are valued at the mean between the most recent quoted bid and asked quotations at the close of the exchange.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security,

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2017

the length of the option period and supply and demand factors. The premium is the value of an option at the date of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Futures

Each Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking of delivery of cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or loss, before cash settlement is required.

The Funds may purchase or sell other types of futures contracts, including those based on particular interest rates, securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may also purchase and write call and put options on such future contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or, to the extent permitted by its investment policies, to otherwise manage its portfolio of investments.

Futures contracts are valued at the daily quoted settlement prices.

Swaps

The Funds may enter into interest rate, mortgage, credit, currency and total return swaps, interest rate caps, floors and collars. The Funds may also purchase and write (sell) options contracts on swaps, referred to as “swaptions”. The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their swap, cap, floor and collar positions.

Swap agreements are valued using the daily mean and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Derivative Instruments and Hedging Activities

Each Trust has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

In general, the use of derivatives may increase the risk within the Funds. The use of over-the-counter derivatives involves the risk that the counterparty to the contract will fail to make required payments or otherwise comply with the terms of the contract. The results achieved by the use of derivatives in the Funds may not match or fully offset changes in the value of the underlying financial assets being hedged or the investment opportunity the Funds were pursuing, thereby failing to achieve, to an extent, the original purpose for using the derivatives. Certain types of derivatives may create leverage insofar as the Funds may receive returns (or suffer losses) exceeding the initial amounts the Funds committed in connection with the derivatives. The use of derivatives can result in losses or gains to the Funds exceeding the amount the Funds would have experienced in the absence of using derivatives. A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to the Funds.

GuideMark® Core Fixed Income Fund

During the period, the Fund used fixed income derivatives including U.S. Treasury futures and credit default swaps on investment grade fixed income indices (CDX), for both hedging and investment purposes, primarily duration management, risk management, and the pursuit of relative value opportunities. Futures contracts used in the Fund during the period included those based on short, medium, and long-term U.S. Treasury debt.

The Fund used futures contracts during the period primarily to manage interest rate risk. The Fund used investment grade CDX to efficiently manage investment grade credit exposure.

Statement of Assets and Liabilities – Values of Derivative Instruments as of September 30, 2017

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Credit Contracts – Swaps	Appreciation on swap agreements	$927	Depreciation on swap agreements	$—

Interest Rate Contracts – Swaps	Appreciation on swap agreements	175,616	Depreciation on swap agreements	—

Interest Rate Contracts – Futures*	Unrealized appreciation on futures contracts	22,883	Unrealized depreciation on futures contracts	48,350
Total		$199,427		$48,350

*	Includes cumulative appreciation/depreciation as reported on the Schedule of Open Futures Contracts.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2017

The Effect of Derivative Instruments on the Statement of Operations for the period ended September 30, 2017
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Swaps	Total
Credit Contracts	$—	$32,437	$32,437
Interest Rate Contracts	112,094	(12,064)	100,030
Total	$112,094	$20,373	$132,467

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Swaps	Total
Credit Contracts	$—	$(13,252)	$(13,252)
Interest Rate Contracts	(45,804)	(45,645)	(91,449)
Total	$(45,804)	$(58,897)	$(104,701)

GuideMark® Opportunistic Fixed Income Fund

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives may contain various risks, including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses.

The Fund seeks to maximize total investment returns through exposure to investments in fixed-income securities, equity securities, and currency instruments. The Fund expects that its exposure to these asset classes will often be obtained substantially through the use of swap agreements. The Fund entered into swap agreements to manage and/or gain exposures to credit risk. The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies.

The Fund used currency forwards during the period for the purpose of hedging exposures within the Fund to non-dollar-denominated assets. In general, the use of currency derivative contracts for hedging may reduce the overall risk level of the Fund, albeit at a cost that may lower overall performance. In general, the use of currency derivatives for hedging purposes will not lead to leverage within the Fund.

Statement of Assets and Liabilities – Values of Derivative Instruments as of September 30, 2017

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest Rate Contracts – Swaps	Appreciation on swap agreements	$31,570	Depreciation on swap agreements	$1,105,625

Foreign Exchange Contracts – Forward Currency Contracts	Appreciation of forward currency contracts	494,460	Depreciation of forward currency contracts	472,511
Total		$526,030		$1,578,136

The Effect of Derivative Instruments on the Statement of Operations for the period ended September 30, 2017
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Forward Currency Contracts	Swaps	Total
Foreign Exchange Contracts	$22,750	$—	$22,750
Interest Rate Contracts	—	(292,631)	(292,631)
Total	$22,750	$(292,631)	$(269,881)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Forward Currency Contracts	Swaps	Total
Foreign Exchange Contracts	$(939,662)	$—	$(939,662)
Interest Rate Contracts	—	77,350	$77,350
Total	$(939,662)	$77,350	$(862,312)

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2017

GuidePath® Managed Futures Strategy Fund

The Fund uses a set of proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of asset price trends. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the period ended September 30, 2017, the Fund used long and short contracts on U.S. and foreign government bonds, U.S. and foreign equity market indices, foreign currencies, commodities (through investments in the subsidiary) and short-term interest rates to capture the exposures suggested by the quantitative investment models.

Statement of Assets and Liabilities – Values of Derivative Instruments as of September 30, 2017

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Commodity Contracts – Futures*	Unrealized appreciation on futures contracts	$601,881	Unrealized depreciation on futures contracts	$500,304

Equity Contracts – Futures*	Unrealized appreciation on futures contracts	1,846,270	Unrealized depreciation on futures contracts	148,019

Foreign Exchange Contracts – Futures*	Unrealized appreciation on futures contracts	421,882	Unrealized depreciation on futures contracts	880,207

Interest Rate Contracts – Futures*	Unrealized appreciation on futures contracts	343,137	Unrealized depreciation on futures contracts	232,999
Total		$3,213,170		$1,761,529

*	Includes cumulative appreciation/depreciation as reported on the Schedule of Open Futures Contracts.

The Effect of Derivative Instruments on the Statement of Operations for the period ended September 30, 2017

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Futures Contracts
Commodity Contracts	$(2,600,698)
Equity Contracts	4,375,583
Foreign Exchange Contracts	(112,803)
Interest Rate Contracts	(3,835,273)
Total	$(2,173,191)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Commodity Contracts	$252,836
Equity Contracts	955,963
Foreign Exchange Contracts	(130,710)
Interest Rate Contracts	430,904
Total	$1,508,993

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2017

The average monthly notional amount outstanding of futures, forwards and swaps during the period ended September 30, 2017 were as follows:

Long Positions	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund
Futures	$7,077,357	$—	$442,412,217
Forwards*	$—	$34,714,119	$—
Swaps	$7,014,857	$9,171,429	$—

Short Positions	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund
Futures	$7,371,784	$—	$(202,112,417)
Forwards*	$—	$(5,070,086)	$—

Cross Currency	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund
Forwards*	$—	$7,099,416	$—

*

The GuideMark® Emerging Markets Fund and GuideMark® World ex-US Fund had forward transactions during the period ended September 30, 2017, however due to the timing of these transactions the average monthly notional amount for the Funds were $0. For more information about the forward activity of these Funds, see the Statement of Operations for these Funds.

Derivative Risks

The risks of using the various types of derivatives in which the Funds may engage include: the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Advisor or sub-advisor; the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Funds; the risk that there may not be a liquid secondary market for the derivative at a time when the Funds would look to disengage the position; the risk that additional capital from the Funds may be called upon to fulfill the conditions of the derivative contract; the risk that the use of derivatives in the Funds may induce leverage in the Funds, and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Offsetting Assets and Liabilities

GuideMark® Core Fixed Income Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of September 30, 2017, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Futures
Credit Suisse	$8,344	$—	$8,344	$(4,313)	$—	$4,031
Swaps
Morgan Stanley	176,544	—	176,544	—	—	176,544

	$184,888	$—	$184,888	$(4,313)	$—	$180,575

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2017

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Futures
Credit Suisse	$4,313	$—	$4,313	$(4,313)	$—	$—
Swaps
Morgan Stanley	—	—	—	—	—	—

	$4,313	$—	$4,313	$(4,313)	$—	$—

GuideMark® Opportunistic Fixed Income Fund

The Fund attempts to reduce its exposure to counterparty credit risk on over-the counter (“OTC”) derivatives, whenever possible, by entering into International Swaps and Derivatives Association, Inc. (“ISDA”) agreements with certain counterparties. These agreements typically contain various provisions, including but not limited to, collateral requirements and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. The Fund is required to deposit financial collateral in the form of cash and/or securities at the clearing brokers and counterparties to continually meet the original and maintenance requirement established by the clearing brokers and counterparties. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

The table below, as of September 30, 2017, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Forward Currency Contracts
Bank of America	$4,302	$—	$4,302	$(4,302)	$—	$—
Barclays	9,123	—	9,123	(6,930)	—	2,193
Citibank	100,713	—	100,713	(100,713)	—	—
Deutsche Bank	180,291	—	180,291	(37,354)	—	142,937
Goldman Sachs	17,983	—	17,983	(15,555)	—	2,428
HSBC	89,766	—	89,766	(23,365)	—	66,401
JP Morgan Chase	81,172	—	81,172	(81,172)	—	—
Merrill Lynch	6,789	—	6,789	—	—	6,789
Morgan Stanley	1,331	—	1,331	—	—	1,331
UBS	2,990	—	2,990	—	—	2,990
Swaps
Citibank	31,570	—	31,570	(6,025)	—	25,545
JP Morgan Chase	—	—	—	—	—	—

	$526,030	$—	$526,030	$(275,416)	$—	$250,614

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2017

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Forward Currency Contracts
Bank of America	$16,322	$—	$16,322	$(4,302)	$—	$12,020
Barclays	6,930	—	6,930	(6,930)	—	—
Citibank	213,936	—	213,936	(100,713)	(80,000)	33,223
Deutsche Bank	37,354	—	37,354	(37,354)	—	—
Goldman Sachs	15,555	—	15,555	(15,555)	—	—
HSBC	23,365	—	23,365	(23,365)	—	—
JP Morgan Chase	159,049	—	159,049	(81,172)	(77,877)	—
Merrill Lynch	—	—	—	—	—	—
Morgan Stanley	—	—	—	—	—	—
UBS	—	—	—	—	—	—
Swaps
Citibank	6,025	—	6,025	(6,025)	—	—
JP Morgan Chase	1,099,600	—	1,099,600	—	(1,099,600)	—

	$1,578,136	$—	$1,578,136	$(275,416)	$(1,257,477)	$45,243

GuidePath® Managed Futures Strategy Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of September 30, 2017, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Futures
Goldman Sachs	$606,214	$—	$606,214	$(545,719)	$—	$60,495

	$606,214	$—	$606,214	$(545,719)	$—	$60,495

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Futures
Goldman Sachs	$545,719	$—	$545,719	$(545,719)	$—	$—

	$545,719	$—	$545,719	$(545,719)	$—	$—

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2017

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

Due to the absence of a master netting agreement relating to the Funds’ participation in securities lending, no additional disclosures have been made on behalf of the Funds. Please reference Note 7 for collateral related to securities on loan.

(m)	Securities Purchased or Sold on a Forward-Commitment Basis

The Funds may enter into when-issued or other purchase or sale transactions that specify forward delivery of a financial security. In connection with this ability, the Funds may enter into mortgage “dollar rolls” in which a Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. The party that is obligated to buy a security in the future will retain the use of their funds, and will benefit from any interest that is earned on those funds from the day that they enter into the forward contract until the day that they take delivery and pay for the security.

(n)	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(o)	Restricted and Illiquid Securities

Each Fund may invest up to 15% of its net assets in securities that are illiquid, which includes securities with legal or contractual restrictions on their disposition, and securities for which there are no readily available market quotations. The Advisor, with the assistance of the sub-advisors and/or pricing services, will determine the value of such securities in good faith pursuant to procedures adopted by the applicable Board of Trustees. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

(p)	Auction Rate Securities

The Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, and each of the GPS Funds II portfolios may invest in auction rate municipal securities. Auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities.

(q)	Short Sales

Although not currently part of any Fund’s principal investment strategy, each Fund has the ability to make equity short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the value of the securities.

(r)	Trustee Compensation

Effective April 1, 2017, for the services performed as Trustees of the consolidated Board of Trustees of GPS Funds I, GPS Funds II, and Savos Investments Trust, which currently consists of one fund, the Independent Trustees receive a retainer fee of $80,000 per year, $4,500 for each quarterly meeting and annual agreement renewal review meeting, whether held in-person or telephonically, $4,500 for each special meeting attended in person and $2,000 for each special meeting attended telephonically, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The fees are allocated proportionally to each Fund within the Trusts based on total assets under management.

The “interested persons” who serve as Trustees of the Trusts receive no compensation from the Trusts for their services as Trustees. The Funds reimburse the Advisor an allocated amount for the compensation and related expenses of certain officers of the Trusts who provide compliance services to the Funds. The aggregate amount of all such reimbursements is determined by the Trustees. No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

(s)	Pending Litigation

The Funds are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company, which included the GuideMark® Emerging Markets Fund, who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

(t)	Participatory Notes (“participation notes”)

Each Fund may invest in participation notes. Participation notes are unsecured, bearer securities typically issued by financial institutions, the return of which is generally linked to the performance of the underlying listed shares of a company in an emerging market (for example, the shares in a company

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2017

incorporated in India and listed on the Bombay Stock Exchange). Participation notes are often used to gain exposure to securities of companies in the markets that restrict foreign ownership of local companies.

The terms of participation notes vary widely. Investors in participation notes do not have or receive any rights relating to the underlying shares, and the issuers of the notes may not be obligated to hold any shares in the underlying companies. Participation notes are not currently regulated by the governments of the countries upon which securities the notes are based. These instruments, issued by brokers with global registration, bear counterparty risk and may bear additional liquidity risk. These securities have been deemed to be liquid as of September 30, 2017.

4.	Investment Advisor

Each Trust has an Investment Advisory Agreement (the “Agreement”) with AssetMark, Inc. (the “Advisor” or “AssetMark”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Advisor for its management services at the following contractual rates, based on each Fund’s average daily net assets:

Large Cap Core Fund	0.45%
Emerging Markets Fund	0.59%
Small/Mid Cap Core Fund	0.57%
World ex-US Fund	0.50%
Core Fixed Income Fund	0.50%
Tax-Exempt Fixed Income Fund	0.50%
Opportunistic Fixed Income Fund	0.70%
Growth Allocation Fund	0.25%
Conservative Allocation Fund	0.25%
Tactical Allocation Fund	0.35%
Absolute Return Allocation Fund	0.35%
Multi-Asset Income Allocation Fund	0.35%
Flexible Income Allocation Fund	0.25%
Managed Futures Strategy Fund	1.05%

AssetMark also provides certain administrative services to the Service Shares of the Funds, pursuant to Administrative Services Agreements between the Funds and AssetMark, for which AssetMark receives a fee of 0.25% of the average daily net assets of the Service Shares of the Funds. The administrative services may include development and maintenance of a web-based software platform for both investment advisers and shareholders; creation of a customized full-color client quarterly performance review for each individual client; facilitating the initiation and setup of new account and related asset transfers; reviewing and following up on custodial paperwork; attending to shareholder correspondence, requests and inquiries, and other communications with shareholders and their representatives; assisting with the processing of purchases and redemptions of shares; and monitoring and overseeing non-advisory relationships with entities providing services to the Service Shares; including the transfer agent and custodian.

In addition, GPS Funds I and the Advisor have also entered into a Fee Waiver Agreement designed to provide Fund shareholders with the economic benefits of economies of scale that may be realized as Fund assets increase. Under the Fee Waiver Agreement, the Advisor has contractually agreed to waive, through July 31, 2018, 0.025% of each Fund’s annual advisory fee on assets in GPS Funds I collectively in excess of $6 billion, and an additional 0.025% of each Fund’s annual advisory fee on assets in GPS Funds I collectively in excess of $12 billion.

Each Fund and the Advisor have also entered into an Expense Limitation Agreement under which the Advisor has agreed to waive, through July 31, 2018, its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that the Fund’s net annual operating expenses (excluding taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed the following rates, based on daily net assets of each class of each Fund:

	Service Class	Institutional Class
Large Cap Core Fund	1.24%	0.64%
Emerging Markets Fund	1.65%	1.05%
Small/Mid Cap Core Fund	1.45%	0.85%
World ex-US Fund	1.39%	0.79%
Core Fixed Income Fund	1.29%	0.69%
Tax-Exempt Fixed Income Fund	1.29%	0.69%
Opportunistic Fixed Income Fund	1.55%	0.95%
Growth Allocation Fund	1.00%	0.40%
Conservative Allocation Fund	1.00%	0.40%
Tactical Allocation Fund	1.10%	0.50%
Absolute Return Allocation Fund	1.10%	0.50%
Multi-Asset Income Allocation Fund	1.10%	0.50%
Flexible Income Allocation Fund	1.05%	0.45%
Managed Futures Strategy Fund	1.90%	1.30%

Any such contractual waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap at the time of the waiver, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years after the end of the fiscal year in which the fee or expense was waived or reimbursed. As of September 30, 2017, Large Cap Core Fund, Emerging Markets Fund, Small/Mid Cap Core Fund, Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund and Flexible Income Allocation Fund have recouped all potential recoverable waivers or reimbursed expenses.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2017

The Advisor is currently waiving fees and, in some cases, reimbursing expenses in the Funds listed below in order to keep these Funds at their expense cap. Waived expenses subject to potential recovery are as follows:

	Year of Expiration 03/31/2018	Year of Expiration 03/31/2019	Year of Expiration 03/31/2020	Year of Expiration 03/31/2021
World ex-US Fund	$—	$50,157	$36,238	$55,075
Core Fixed Income Fund	—	56,910	109,659	75,363
Tax-Exempt Fixed Income Fund	58,715	82,292	60,304	31,165
Opportunistic Fixed Income Fund	186,297	242,737	175,049	122,034
Managed Futures Strategy Fund	—	78,883	62,978	33,093

Sub-advisory services are provided to certain of the Funds, pursuant to agreements between the Advisor and various sub-advisors. Under the terms of these sub-advisory agreements, the Advisor compensates each sub-advisor based on the portion of each Fund’s average daily net assets that is allocated to the sub-advisor.

5.	Distribution Plan

Each Trust, on behalf of the Service Shares class of its Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides for each Fund to pay distribution fees at an annual rate of 0.25% of the average daily net assets of the Funds. Payments under the 12b-1 Plan shall be used to compensate persons (including affiliates of the Trust) who provide support services in connection with the distribution of the Funds’ Service Shares class and servicing of the Funds’ Service Shares class shareholders. For example, these amounts are paid to financial intermediaries that perform back office shareholder servicing and recordkeeping services that facilitate the operation of the AssetMark Program through which the Funds are primarily distributed. The Advisor (and its affiliates) similarly receive portions of such payments for their services provided to facilitate the operation of the program. These financial intermediaries and affiliates of the Trust also receive payments from the Trust outside of the 12b-1 Plan for shareholder services that are unrelated to distribution services. AssetMark BrokerageTM, LLC (“Distributor”), an affiliate of the Advisor, serves as the Funds principal underwriter and distributor. The Funds did not pay any commissions or other compensation, other than 12b-1 fees, to the Distributor during the Funds’ most recent period ended September 30, 2017.

6.	Service and Custody Agreements

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with

U.S. Bank, N.A. (the “Custodian”), an affiliate of USBFS. Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.

Additionally, the Opportunistic Fixed Income Fund has entered into a Custody Agreement with the Bank of New York Mellon for certain custody services.

The Funds, exculding the Opportunistic Fixed Income Fund, have established a line of credit (“LoC”) with U.S. Bank, N.A. (“USB”) to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Funds’ portfolios as collateral. Savos Investments Trust, which is also managed by AssetMark, is also party to the same LoC agreement. The LoC was effective August 1, 2017 and will mature, unless renewed, on July 31, 2018. Borrowing under the LoC is limited to the lesser of 20% of the gross market value of a Fund, 20% of the net market value of the unencumbered assets of a Fund, or $250,000,000 for all Funds. The interest rate paid by the Funds on outstanding borrowings is equal to the prime rate, which was 4.25% at September 30, 2017. The Funds have authorized USB to charge any of the custody accounts of the Funds for any missed payments by the GPS Funds. Interest expense incurred for the Funds is disclosed on the Statements of Operations.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2017

During the period April 1, 2017 to September 30, 2017, the details of the borrowings were as follows:

Fund	Average Daily Borrowings	Weighted Average Annualized Interest Rate	Maximum Borrowings
Large Cap Core Fund	$144,077	4.25%	$20,635,000
Emerging Markets Fund	146,284	4.22%	10,507,000
Small/Mid Cap Core Fund	—	0.00%	—
World ex-US Fund	36,148	4.13%	2,744,000
Core Fixed Income Fund	—	0.00%	—
Tax-Exempt Fixed Income Fund	902	4.25%	165,000
Growth Allocation Fund	994,355	4.25%	78,949,000
Conservative Allocation Fund	107,858	4.25%	8,338,000
Tactical Allocation Fund	307,825	4.25%	42,500,000
Absolute Return Allocation Fund	72,219	4.25%	8,400,000
Multi-Asset Income Allocation Fund	110,104	4.25%	10,000,000
Flexible Income Allocation Fund	141,432	4.25%	12,200,000
Managed Futures Strategy Fund	—	0.00%	—

7.	Securities Lending

The Trusts, on behalf of certain of the Funds, entered into securities lending arrangements with U.S. Bank, N.A. Under the terms of the agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned for domestic securities, and 105% of the value of securities loaned with respect to foreign securities. The cash collateral is invested in short term instruments as noted in the Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against custody costs and other charges incurred by the Funds. The Custodian is paid a fee for administering a securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement.

During the period ended September 30, 2017, the Funds (excluding the Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund and Managed Futures Strategy Fund) had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. Securities lending income is disclosed in each Fund’s Statement of Operations as a securities lending credit.

Secured Borrowings

Securities Lending Transactions
Overnight and Continuous	Investments Purchased as Securities Lending Collateral*
Large Cap Core Fund	$55,412,352
Emerging Markets Fund	5,770,820
Small/Mid Cap Core Fund	12,445,347
World ex-US Fund	3,424,516
Core Fixed Income Fund	15,357,874
Tax-Exempt Fixed Income Fund	—
Opportunistic Fixed Income Fund	—
Growth Allocation Fund	111,782,580
Conservative Allocation Fund	58,966,855
Tactical Allocation Fund	11,335,800
Absolute Return Allocation Fund	52,169,818
Multi-Asset Income Allocation Fund	14,012,607
Flexible Income Allocation Fund	14,404,739
Managed Futures Strategy Fund	—

Amounts related to agreements not included in offsetting disclosure in footnote 3 (Offsetting Assets and Liabilities).	$355,083,308

*	Proceeds from securities lending (Investments Purchased as Securities Lending Collateral).

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2017

8.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the period ended September 30, 2017 are summarized below.

	Purchases	Sales
Large Cap Core Fund	$153,911,233	$77,154,443
Emerging Markets Fund	15,870,402	39,882,131
Small/Mid Cap Core Fund	15,538,668	82,525,013
World ex-US Fund	77,752,038	105,529,656
Core Fixed Income Fund*	120,425,766	132,532,700
Tax-Exempt Fixed Income Fund	18,765,107	20,245,905
Opportunistic Fixed Income Fund**	13,203,143	24,356,651

	Purchases	Sales
Growth Allocation Fund	$287,665,679	$377,597,810
Conservative Allocation Fund	125,606,612	38,026,046
Tactical Allocation Fund	692,789,627	772,622,692
Absolute Return Allocation Fund	277,542,375	172,144,981
Multi-Asset Income Allocation Fund	29,122,816	37,300,588
Flexible Income Allocation Fund	134,847,523	184,701,320
Managed Futures Strategy Fund	—	—

*	Included in these amounts were $102,882,473 of purchases and $102,499,424 of sales of U.S. Government Securities.
**	Included in these amounts were $11,498,970 of purchases and $22,689,402 of sales of U.S. Government Securities.

9.	Transactions with Affiliates

The Funds’ transactions with affiliates represent holdings for which the respective Fund and the underlying investee fund have the same investment advisor.

The GuidePath® Funds had the following transactions during the period ended September 30, 2017, with affiliates:

	Share Activity				Period Ended September 30, 2017
Security Name	Balance March 31, 2017	Purchases	Sales	Balance September 30, 2017	Fair Value	Dividends Credited to Income	Amount of Gain (Loss) realized on Sale of Shares	Net change in unrealized appreciation (depreciation)
Growth Allocation Fund
GuideMark® Large Cap Core Fund - Institutional Shares	2,463,265	117,882	2,581,147	—	$—	$—	$11,373,270	$(10,192,633)
GuideMark® Emerging Markets Fund - Institutional Shares	857,339	39,187	896,526	—	—	—	4,207,754	(3,288,271)
GuideMark® Small/Mid Cap Core Fund - Institutional Shares	3,165,311	148,628	3,313,939	—	—	—	17,436,043	(16,228,471)
GuideMark® World ex-US Fund - Institutional Shares	8,369,337	382,487	8,751,824	—	—	—	14,458,859	(8,925,880)

					$—	$—	$47,475,926	$(38,635,255)

Conservative Allocation Fund
GuideMark® Large Cap Core Fund - Institutional Shares	181,943	14,186	196,129	—	$—	$—	$944,890	$(813,413)
GuideMark® Emerging Markets Fund - Institutional Shares	28,624	2,231	30,855	—	—	—	154,474	(108,799)
GuideMark® Small/Mid Cap Core Fund - Institutional Shares	369,315	28,801	398,116	—	—	—	2,354,212	(2,097,331)
GuideMark® World ex-US Fund - Institutional Shares	611,474	47,696	659,170	—	—	—	1,291,975	(785,757)

					$—	$—	$4,745,551	$(3,805,300)

Absolute Return Allocation Fund
GuideMark® Core Fixed Income Fund - Institutional Shares	617,227	8,936	626,163	—	$—	$—	$(105,413)	$165,192
GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	508,071	7,360	515,431	—	—	—	196,698	(222,851)

					$—	$—	$91,285	$(57,659)

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2017

	Share Activity				Period Ended September 30, 2017
Security Name	Balance March 31, 2017	Purchases	Sales	Balance September 30, 2017	Fair Value	Dividends Credited to Income	Amount of Gain (Loss) realized on Sale of Shares	Net change in unrealized appreciation (depreciation)
Multi-Asset Income Allocation Fund
GuideMark® Core Fixed Income Fund - Institutional Shares	299,116	28,528	327,644	—	$—	$20,203	$(26,139)	$58,424
GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	443,310	29,998	473,308	—	—	75,399	163,938	(222,006)

					$—	$95,602	$137,799	$(163,582)

Flexible Income Allocation Fund
GuideMark® Core Fixed Income Fund - Institutional Shares	68,915	766	69,681	—	$—	$—	$6,902	$(280)

					$—	$—	$6,902	$(280)

10.	New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

11.	Other Tax Information

Net investment income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

These differences are primarily due to foreign currency, Passive Foreign Investment Companies, capital loss carryforwards, CFC income reversal, net operating loss lost, Partnerships and paydown reclassifications. On the Statements of Assets and Liabilities, the following adjustments were made:

	Accumulated Net Investment Income or (Loss)	Accumulated Realized Gain or (Loss)	Capital Stock
Large Cap Core Fund	$27,764	$(27,716)	$(48)
Emerging Markets Fund	(38,429)	36,003	2,426
Small/Mid Cap Core Fund	8,626	(8,606)	(20)
World ex-US Fund	(45,817)	62,652,904	(62,607,087)
Core Fixed Income Fund	602,371	(602,367)	(4)
Tax-Exempt Fixed Income Fund	—	—	—
Opportunistic Fixed Income Fund	4,685,000	(4,685,000)	—
Growth Allocation Fund	196,402	(196,355)	(47)
Conservative Allocation Fund	(5)	27	(22)
Tactical Allocation Fund	(26,363)	26,399	(36)
Absolute Return Allocation Fund	8,390	579	(8,969)
Multi-Asset Income Allocation Fund	—	17	(17)
Flexible Income Allocation Fund	—	14	(14)
Managed Futures Strategy Fund	1,415,181	8,176,237	(9,591,418)

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2017

The Funds intend to utilize capital loss carryforwards to offset future realized capital gains. Indefinite carryovers must be used first, resulting in a greater likelihood that pre-enactment losses may expire. Capital loss carryforwards available for Federal income tax purposes are as follows:

	Capital losses expiring:				Utilized
			Indefinite*
	3/31/2018	3/31/2019	Short Term	Long Term
Large Cap Core Fund	$—	$—	$—	$—	$—
Emerging Markets Fund	91,067,928	—	—	—	(3,672,896)
Small/Mid Cap Core Fund	—	—	—	—	—
World ex-US Fund	139,582,037	—	15,471,584		(1,156,555)
Core Fixed Income Fund	—	—	—	—	—
Tax-Exempt Fixed Income Fund	1,729,569	—	—	—	(1,133,091)
Opportunistic Fixed Income Fund	—	—	23,108,367	3,810,898	—
Growth Allocation Fund	—	—	—	—	—
Conservative Allocation Fund	—	—	4,244,624	—	—
Tactical Allocation Fund	—	—	8,232,370	6,346,962	—
Absolute Return Allocation Fund	—	—	1,305,928	9,473,636	—
Multi-Asset Income Allocation Fund	—	—	611,582	5,594,420	—
Flexible Income Allocation Fund	—	—	1,058,977	9,108,885	—
Managed Futures Strategy Fund	—	—	3,290,164	926,841	—

*	The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses and their character is retained as short-term or long-term losses.

Additionally, at March 31, 2017, the Funds deferred on a tax basis losses as follows:

	Ordinary Late Year Loss	Capital Loss
Large Cap Core Fund	$—	$—
Emerging Markets Fund	149,819	—
Small/Mid Cap Core Fund	—	—
World ex-US Fund	—	—
Core Fixed Income Fund	—	468,268
Tax-Exempt Fixed Income Fund	—	—
Opportunistic Fixed Income Fund	—	—
Growth Allocation Fund	—	—
Conservative Allocation Fund	—	—
Tactical Allocation Fund	—	3,827,714
Absolute Return Allocation Fund	—	2,285,746
Multi-Asset Income Allocation Fund	—	2,528,450
Flexible Income Allocation Fund	—	207,908
Managed Futures Strategy Fund	167,523	—

A regulated investment company may elect for any taxable year to treat any portion of the qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the taxable year subsequent to October 31 and December 31, respectively.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2017

The character of distributions for tax purposes paid during the fiscal years ended March 31, 2017 and March 31, 2016 are as follows:

	Year Ended March 31, 2017
	Ordinary Income Distributions		Long-Term Capital Gain Distributions	Return of Capital
Large Cap Core Fund	$2,122,491		$6,227,056	$—
Emerging Markets Fund	390,103		—	—
Small/Mid Cap Core Fund	533,692		—	—
World ex-US Fund	3,332,347		—	—
Core Fixed Income Fund	4,025,855		—	—
Tax-Exempt Fixed Income Fund	1,010,639	*	—	—
Opportunistic Fixed Income Fund	1,964,950		—	—
Growth Allocation Fund	9,730,472		9,977,136	—
Conservative Allocation Fund	5		9,908,476	—
Tactical Allocation Fund	3,197,003		—	—
Absolute Return Allocation Fund	3,935,742		—	—
Multi-Asset Income Allocation Fund	3,068,620		—	—
Flexible Income Allocation Fund	2,158,726		—	—
Managed Futures Strategy Fund	—		1,489,705	—

*	Contains $1,008,839 of tax-exempt income for year ended 3/31/2017

	Year Ended March 31, 2016
	Ordinary Income Distributions		Long-Term Capital Gain Distributions	Return of Capital
Large Cap Core Fund	$981,309		$7,226,929	$—
Emerging Markets Fund	1,975,997		—	—
Small/Mid Cap Core Fund	293,891		1,800,770	—
World ex-US Fund	5,839,865		—	—
Core Fixed Income Fund	4,565,466		2,192,419	—
Tax-Exempt Fixed Income Fund	1,616,922	*	—	—
Opportunistic Fixed Income Fund	1,670,971		—	—
Growth Allocation Fund	2,196,042		4,302,920	—
Conservative Allocation Fund	1,381,571		12,682,062	—
Tactical Allocation Fund	658,835		3,768,696	—
Absolute Return Allocation Fund	7,089,483		—	—
Multi-Asset Income Allocation Fund	4,413,652		434,239	—
Flexible Income Allocation Fund	1,917,799		—	—
Managed Futures Strategy Fund**	—		—	—

*	Contains $1,585,965 of tax-exempt income for year ended 3/31/2016.
**	For the period January 19, 2016 (commencement of operations) through March 31, 2016.

At March 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund	World ex-US Fund	Core Fixed Income Fund	Tax-Exempt Fixed Income Fund	Opportunistic Fixed Income Fund
Cost of Investments	$213,596,470	$105,040,193	$127,914,835	$166,959,915	$163,302,584	$28,488,986	$62,222,862
Gross Unrealized Appreciation	45,655,758	22,839,450	25,391,583	30,288,239	2,534,046	1,847,698	4,951,275
Gross Unrealized Depreciation	(6,602,834)	(3,911,105)	(5,253,936)	(7,585,948)	(1,735,929)	(31,792)	(6,402,568)

Net Unrealized Appreciation/(Depreciation)	39,052,924	18,928,345	20,137,647	22,702,291	798,117	1,815,906	(1,451,293)

Undistributed Tax-Exempt Ordinary Income	—	—	—	—	—	15,015	—
Undistributed Ordinary Income	355,378	—	293,042	2,901,835	294,651	2,154	12,274,176
Undistributed Long-Term Cap Gains	5,760,693	—	1,075,826	—	349,253	—	—

Total Distributable Earnings	6,116,071	—	1,368,868	2,901,835	643,904	17,169	12,274,176

Other Accumulated Gains/(Losses)	—	(91,205,686)	—	(155,105,126)	(468,259)	(1,729,569)	(26,860,958)

Total Accumulated Earnings/(Losses)	45,168,995	(72,277,341)	21,506,515	(129,501,000)	973,762	103,506	(16,038,075)

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2017

	Growth Allocation Fund	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund	Multi-Asset Income Allocation Fund	Flexible Income Allocation Fund	Managed Futures Strategy Fund
Cost of Investments	$565,944,588	$140,501,479	$311,861,765	$152,416,683	$131,219,873	$116,146,584	$82,237,400
Gross Unrealized Appreciation	93,741,327	9,665,414	23,874,885	8,339,487	8,814,693	2,344,852	21,582
Gross Unrealized Depreciation	(3,979,966)	(2,251,470)	(3,311,635)	(948,921)	(140,569)	(563,506)	(3,218)

Net Unrealized Appreciation/(Depreciation)	89,761,361	7,413,944	20,563,250	7,390,566	8,674,124	1,781,346	18,364

Undistributed Tax-Exempt Ordinary Income	—	—	—	—	—	—	—
Undistributed Ordinary Income	1,948,396	1,224,770	4,024,774	634,051	112,867	38,394	—
Undistributed Long-Term Cap Gains	2,796,323	—	—	—	—	—	—

Total Distributable Earnings	4,744,719	1,224,770	4,024,774	634,051	112,867	38,394	—

Other Accumulated Gains/(Losses)	(21,489)	(4,266,113)	(18,428,535)	(13,086,799)	(8,734,452)	(10,375,770)	(4,136,685)

Total Accumulated Earnings/(Losses)	94,484,591	4,372,601	6,159,489	(5,062,182)	52,539	(8,556,030)	(4,118,321)

The differences between book-basis and tax-basis unrealized appreciation and depreciation is primarily attributable to the tax deferral of losses on wash sales and other temporary differences.

GuideMark® Funds and GuidePath® Funds

ADDITIONAL INFORMATION

September 30, 2017

Additional Information

1.	Shareholder Notification of Federal Tax Status (Unaudited)

The Funds designated the following percentages of dividends during the fiscal year 2017 as dividends qualifying for the dividends received deduction available to corporate shareholders and as dividends from net investment income that are qualifying income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively:

	Dividends received deduction % for corporate shareholders	% of dividends as qualified income
Large Cap Core Fund	100.00%	100.00%
Emerging Markets Fund	3.65%	100.00%
Small/Mid Cap Core Fund	100.00%	100.00%
World ex-US Fund	0.69%	100.00%
Core Fixed Income Fund	0.00%	0.00%
Tax-Exempt Fixed Income Fund	0.00%	0.00%
Opportunistic Fixed Income Fund	0.93%	1.12%
Growth Allocation Fund	10.47%	68.09%
Conservative Allocation Fund	0.00%	0.00%
Tactical Allocation Fund	26.68%	100.00%
Absolute Return Allocation Fund	5.05%	8.21%
Multi-Asset Income Allocation Fund	26.30%	52.38%
Flexible Income Allocation Fund	0.00%	5.84%
Managed Futures Strategy Fund	0.00%	0.00%

2.	Foreign Tax Credit Pass Through (Unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the following Funds designate the following amounts as foreign taxes paid for the year ended March 31, 2017. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Emerging Markets	$283,611	$0.0326	96.49%
World ex-US Fund	363,630	0.0161	97.20%
Growth Allocation Fund	141,363	0.0028	1.57%
Conservative Allocation Fund	9,415	0.0007	0.00%

*	The Funds listed above did not derive any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

GuideMark® Funds and GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

September 30, 2017

3.	Disclosure Regarding Fund Trustees and Officers (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years or Longer	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions
GPS Funds I and GPS Funds II

Independent Trustees

David M. Dunford Year of Birth: 1949 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Lead Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II)	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989-2001).	15	Trustee, Savos Investments Trust (2015-present); Director, New England Bancorp (2006-2016); Trustee, Genworth Variable Insurance Trust (“GVIT”) (2008-2012); Director, Hospice and Palliative Care of Cape Cod (2006-2011).

Paul S. Feinberg Year of Birth: 1942 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II)	Retired; formerly, President, CitiStreet Funds, Inc. (2000-2005); Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker-dealer), CitiStreet Financial Services LLC (registered investment advisor) and CitiStreet Funds Management LLC (registered investment advisor) (1990-2005).	15	Trustee, Savos Investments Trust (2015-present); Trustee, GVIT (2008-2012).

Dennis G. Schmal Year of Birth: 1947 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2007 for GPS Funds I and since 2013 for GPS Funds II)	Self-employed consultant (1999-present); formerly, Partner, Arthur Andersen LLP (audit services) (1972-1999).	15	Trustee, Savos Investments Trust (2015-present); Director, Blue Calypso, Inc. (2015-present); Director, Owens Realty Mortgage Inc. (2013-present); Director, Cambria ETF Series Trust (2013-present) Director/Chairman, Sitoa Global Inc. (2011-2013); Director, Wells Fargo GAI Hedge Funds (closed-end hedge funds) (2008- present); Director/Chairman, Pacific Metrics Corp. (educational services) (2005- 2014); Director, Merriman Holdings, Inc. (financial services) (2003-2016); Director, Grail Advisors ETF Trust (2009-2011); Director, Varian Semiconductor Equipment Associates, Inc. (2004-2011); Director, North Bay Bancorp (2006-2007).

Interested Trustee

Carrie E. Hansen* Year of Birth: 1970 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Interested Trustee and Chairperson President	Indefinite Term since 2014 Renewed 1-Year Term since 2008	President, GPS Funds I (2007-present) and GPS Funds II (2011-present); President, Savos Investments Trust (“Savos”) (2008-present); and GVIT (2008-2012); Executive Vice President and Chief Operating Officer, AssetMark (2008-present); President, AssetMark Brokerage™, LLC (2013-present).	15	Trustee, Savos Investments Trust (2014-present); Chairperson, AssetMark Trust Co. (2008-present); Treasurer, Acalanes Booster Club (Feb 2017-present); Director, Lamorinda Soccer Club (2011-2013).

GuideMark® Funds and GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

September 30, 2017

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers of the Trusts**

John Koval Year of Birth: 1966 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year Term since 2013	Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (2013-present); Interim Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (September 2012-January 2013); Senior Compliance Officer, AssetMark (2011-2012); Chief Operating Officer, SEAL Capital, Inc. (2009-2010); Chief Compliance Officer, Cliffwood Partners LLC (2004-2009).

Patrick R. Young Year of Birth: 1982 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Treasurer	Renewed 1-Year Term since 2014	Treasurer, GPS Funds I, GPS Funds II, and Savos (May 2014-present); Director of Mutual Fund Operations and Finance, AssetMark (February 2016-present); Manager of Fund Administration, AssetMark (May 2014-February 2016); Senior Fund Administration Officer, AssetMark (2008-May 2014).

Christine Villas-Chernak Year of Birth: 1968 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Secretary	Renewed 1-Year Term since 2014	Secretary, GPS Funds I (2006-2013 and May 2014-present), GPS Funds II (2011-2013 and May 2014-present), Savos (2009-2010 and May 2014-present) and GVIT (2008-2010); Deputy Chief Compliance Officer, GPS Funds I (2009-present), GPS Funds II (2011-present) and GVIT (2009-2012); Senior Compliance Officer, AssetMark (2005-2009).

*	Ms. Hansen is a Trustee who is an “interested person” of the Trusts as defined in the 1940 Act because she is an officer of AssetMark or certain of its affiliates.
**	Each Officer of the Trusts serves at the pleasure of the Board.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge upon request by calling the Funds toll free at (888) 278-5809.

4.	Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds’ portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (888) 278-5809. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

5.	Availability of Quarterly Portfolio Holdings Schedules (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling (888) 278-5809. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, D.C. 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

GuideMark® Funds

GuidePath® Funds

GUIDEMARK® FUNDS & GUIDEPATH® FUNDS

GuideMark® Large Cap Core Fund

GuideMark® Emerging Markets Fund

GuideMark® Small/Mid Cap Core Fund

GuideMark® World ex-US Fund

GuideMark® Core Fixed Income Fund

GuideMark® Tax-Exempt Fixed Income Fund

GuideMark® Opportunistic Fixed Income Fund

GuidePath® Growth Allocation Fund

GuidePath® Conservative Allocation Fund

GuidePath® Tactical Allocation Fund

GuidePath® Absolute Return Allocation Fund

GuidePath® Multi-Asset Income Allocation Fund

GuidePath® Flexible Income Allocation Fund

GuidePath® Managed Futures Strategy Fund

Investment Advisor

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

Legal Counsel

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Custodians

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

BNY Mellon Asset Servicing

One Wall Street

New York, NY 10286

Distributor

AssetMark BrokerageTM, LLC

1655 Grant Street, 10th Floor

Concord, CA 94520

This document must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before you invest or send money.

Semi-Annual Report

September 30, 2017

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GPS Funds I

By (Signature and Title)	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date	11/30/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date	11/30/17

By (Signature and Title)	/s/ Patrick Young
Patrick R Young, Principal Financial Officer/Treasurer

Date	11/30/17

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